                                         VAN KAMPEN
                                         AMERICAN VALUE FUND
                                         SEMIANNUAL REPORT

                                         DECEMBER 31, 2001




[WOMAN WITH FLOWERS]




                              Privacy Notice information on the back.




                                                 [LOGO] VAN KAMPEN
                                                        INVESTMENTS
                                                 GENERATION OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                            TOP FIVE SECTORS     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    20
               NOTES TO FINANCIAL STATEMENTS    26

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    32
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    33


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.





NOT FDIC INSURED.    MAY LOSE VALUE.    NO BANK GUARANTEE.


[SIDENOTE]
VAN KAMPEN WISHES PEACE AND PROSPERITY TO ALL.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ RICHARD F. POWERS, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)
[CHART]

                   INTEREST RATES INFLATION
         Dec 99           5.5%      2.7%
                          5.5%      2.7%
                         5.75%      3.2%
         Mar 00           6.0%      3.8%
                          6.0%      3.1%
                          6.5%      3.2%
         Jun 00           6.5%      3.7%
                          6.5%      3.7%
                          6.5%      3.4%
         Sep 00           6.5%      3.5%
                          6.5%      3.4%
                          6.5%      3.4%
         Dec 00           6.5%      3.4%
                          5.5%      3.7%
                          5.5%      3.5%
         Mar 01           5.0%      2.9%
                          4.5%      3.3%
                          4.0%      3.6%
         Jun 01          3.75%      3.2%
                         3.75%      2.7%
                          3.5%      2.7%
         Sep 01           3.0%      2.6%
                          2.5%      2.1%
                          2.0%      1.9%
         Dec 01          1.75%      1.6%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                 A SHARES      B SHARES     C SHARES
-------------------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN BASED ON NAV(1)             -3.29%       -3.62%      -3.66%
-------------------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN(2)                          -8.86%       -8.43%      -4.63%
-------------------------------------------------------------------------------------
ONE-YEAR TOTAL RETURN(2)                           -8.37%       -8.34%      -4.48%
-------------------------------------------------------------------------------------
FIVE-YEAR AVERAGE ANNUAL TOTAL RETURN(2)            8.98%        9.23%       9.45%
-------------------------------------------------------------------------------------
LIFE-OF-FUND AVERAGE ANNUAL TOTAL RETURN(2)        10.65%       11.09%      10.59%
-------------------------------------------------------------------------------------
COMMENCEMENT DATE                                10/18/93       8/1/95    10/18/93
-------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.  FREEPORT-MCMORAN             1.8%
     Owns and operates copper and gold mines in Indonesia.

2.   NBTY                        1.7%
     Manufactures and sells vitamins and nutritional supplements.

3.   PINNACLE SYSTEMS            1.6%
     Provides video editing and distribution solutions to broadcasters, professionals and consumers.

4.   EDISON SCHOOLS              1.2%
     Manages public schools in the United States.


5.   H&R BLOCK                   1.1%
     Provides financial and tax-preparation services in the United States, Canada, Australia and the United Kingdom.

6.   CAREMARK RX                 1.1%
     Distributes pharmaceuticals and handles prescription benefits for members of various health plans.

7.   TITAN                       1.0%
     Provides computer and communication systems to businesses and governments worldwide.

8.   UST                         1.0%
     Manufactures and markets tobacco products and premium wines.

9.   POTOMAC ELECTRIC POWER      1.0%
     Generates and distributes power in the Washington D.C. area.


10.  TIBCO SOFTWARE              1.0%
     Provides software that enables communication between networks and mobile devices.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)*
[CHART]

                                             DECEMBER 31, 2001         JUNE 30, 2001
Financial Services                                 21.0%                   18.4%
Technology                                         18.0%                   15.1%
Health Care                                        13.9%                   14.3%
Heavy Industry/Transportation                      10.1%                   12.0%
Basic Resources                                     6.5%                   5.5%


* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AMERICAN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE/CORE TEAM. CURRENT MEMBERS1 OF THE TEAM INCLUDE WILLIAM GERLACH, A MANAGING DIRECTOR OF MORGAN STANLEY INVESTMENT MANAGEMENT, INC. (MSIM), BRADLEY DANIELS, AN EXECUTIVE DIRECTOR OF MSIM, JAMES JOLINGER, AN EXECUTIVE DIRECTOR OF MSIM, AND MATTHEW TODOROW, A VICE PRESIDENT OF MSIM.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A    The U.S. market was extremely volatile in the last six months of 2001. The period was marked by two distinct phases. The first phase covered the third quarter of the year, when investors were generally pessimistic in their outlook. As a result of this negative sentiment, the fund's benchmark index, the Russell 2500(R) Index, declined more than 18 percent during the third quarter.

     The second phase primarily spanned the fourth quarter of the year. After continuing to decline through September, the market suddenly turned around and rallied strongly for much of the fourth quarter. We found this bounce to be surprising because many signs pointed to continued economic weakness over the near term. Perhaps most surprising was the strong outperformance of small-cap stocks, which might presumably have suffered from economy-related concerns for safety and liquidity. Despite a fourth-quarter rally, the Russell 2500(R) Index ended the reporting period in negative territory.

     As they did for the calendar year, value stocks generally outperformed growth stocks for the period. Technology stocks continued to be a key driver of the performance differential between the two styles. The technology sector experienced steep price declines in the wake of September 11, but generally bounced back by the end of the period.

Q    HOW DID THE FUND PERFORM?

A    For the six-month period ended December 31, 2001, the fund returned -3.29 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED
OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE FUND'S BENCHMARK INDEX, THE RUSSELL 2500(R) INDEX RETURNED -2.53 PERCENT. THE RUSSELL 2500(R) INDEX IS A SUBSET REPRESENTING THE SMALLEST 2,500 COMPANIES OF THE RUSSELL 3000(R) INDEX. THE RUSSELL 3000(R) INDEX IS AN INDEX OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, REPRESENTING APPROXIMATELY 98 PERCENT OF THE INVESTABLE U.S. EQUITY MARKET. THESE INDEXES ARE UNMANAGED. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    Given the lingering uncertainty about the economy, our primary strategy was to align the portfolio defensively. First and foremost, we tried to avoid sectors that touched the consumer. We believed that the slowing economy would exert inevitable pressure on consumers' willingness to spend and borrow. This strategy led us to underweight sectors such as consumer durables and credit-sensitive financials.

     Also, the fund began the period with a modestly increased cash position. That position climbed a bit in the third quarter; though by the end of the period we had decreased the cash weighting to approximately 2 percent of the portfolio.

     We put part of that cash to work in technology stocks. By October, many technology names started reaching valuations that made the stocks interesting to us. We added selectively to the fund's holdings in information technology and software.

Q    WHAT STOCKS PERFORMED WELL DURING THIS PERIOD?

A    Global Sports was among the holdings that performed well. This
Philadelphia-based company develops and operates Web sites for offline retailers that have not had success with their online presence. Global Sports manages the distribution side of the process as well. The company offered what we believed were attractive valuations and rising earnings estimate revisions, our two primary investment criteria.

     Pinnacle Systems was another strong performer. This company creates digital video-editing software for the broadcasting, professional photography, and consumer markets. Pinnacle has seen growth recently in both its broadcast and professional photography divisions. We anticipate that the upcoming Olympics in Utah may provide further growth potential for Pinnacle's broadcasting division.

     In contrast to the Enron debacle, which dragged down many companies in the energy sector, the fund benefited from its position in Kinder Morgan, a leading natural-gas pipeline company. (The fund did not hold Enron.)

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT STOCKS WERE DISAPPOINTMENTS?

A    Not surprisingly, many aerospace and airline stocks were badly hurt in the wake of September 11. The fund held two such companies: BE Aerospace, a commercial aerospace supplier, and Mesa Air, an air cargo and passenger transport company. Adelphia Communications was another disappointment.

We initially found the company attractive because we believed that demand for its cable television service could continue, even in an economic downturn. Adelphia entered the period with significant debt on its balance sheet and later was punished by the market when investor sentiment seemed to move against companies with large debt loads. The company responded by improving its balance sheet and regained some of its losses in the fourth quarter.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    We have slightly relaxed the fund's defensive posture as the market appears to have discounted a near-term economic recovery. However, we still remain cautious about the potential timing and intensity of any recovery. We believe that the Federal Reserve Board's aggressive monetary policy and government's fiscal stimulus may help, and we hope to see some improvement in the economy in the first or second half of 2002. Nonetheless, we remain concerned with the lack of clear catalysts for a strong recovery, and therefore we anticipate any improvement to be somewhat modest.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS
YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS 98.2%
BASIC RESOURCES  6.5%
BASIC CHEMICALS  0.8%
Nova Chemicals Corp. ...................................   219,000   $    4,220,130
                                                                     --------------
CONTAINERS  0.7%
Pactiv Corp. (a) .......................................   201,200        3,571,300
                                                                     --------------
NON-FERROUS METALS  3.1%
Agnico-Eagle Mines Ltd. ................................   513,200        5,065,284
Alcan, Inc. ............................................    69,400        2,493,542
Freeport-McMoRan Copper & Gold, Inc. (a) ...............   723,200        9,683,648
                                                                     --------------
                                                                         17,242,474
                                                                     --------------
PAPER  0.7%
Boise Cascade Corp. ....................................   120,700        4,105,007
                                                                     --------------
STEEL  1.2%
Steel Dynamics, Inc. (a) ...............................   244,900        2,843,289
USX-U.S. Steel Group, Inc. .............................   214,000        3,875,540
                                                                     --------------
                                                                          6,718,829
                                                                     --------------
TOTAL BASIC RESOURCES ............................................       35,857,740
                                                                     --------------
BEVERAGES & PERSONAL PRODUCTS  1.6%
BEVERAGES  1.3%
Constellation Brands, Inc. (a) .........................    23,500        1,006,975
Dean Foods Co. (a) .....................................    56,700        3,866,940
Pepsi Bottling Group, Inc. .............................    95,600        2,246,600
                                                                     --------------
                                                                          7,120,515
                                                                     --------------
PERSONAL PRODUCTS  0.3%
Dial Corp. .............................................    92,600        1,588,090
                                                                     --------------
TOTAL BEVERAGES & PERSONAL PRODUCTS ..............................        8,708,605
                                                                     --------------
CONSUMER DURABLES  3.2%
AUTOMOTIVE RELATED  1.7%
Lear Corp. (a) .........................................    90,200        3,440,228
Magna International, Inc., Class A .....................    50,000        3,173,500
Tower Automotive, Inc. (a) .............................   277,300        2,504,019
                                                                     --------------
                                                                          9,117,747
                                                                     --------------

                                        10     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
BUILDING & HOUSING 1.1%
Apogee Enterprises, Inc. ...............................    36,600   $      579,012
KB Home ................................................    98,500        3,949,850
MDC Holdings, Inc. .....................................    36,200        1,367,998
                                                                     --------------
                                                                          5,896,860
                                                                     --------------
RECREATION & TOYS  0.4%
Hasbro, Inc. ...........................................   140,700        2,283,561
                                                                     --------------
TOTAL CONSUMER DURABLES ..........................................       17,298,168
                                                                     --------------
CONSUMER SERVICES  5.0%
ENTERTAINMENT & LEISURE  1.0%
Acclaim Entertainment, Inc. (a) ........................   100,300          531,590
Gtech Holdings Corp. (a) ...............................    49,100        2,223,739
International Game Technology (a) ......................    32,600        2,226,580
THQ, Inc. (a) ..........................................    15,000          727,050
                                                                     --------------
                                                                          5,708,959
                                                                     --------------
LODGING & CATERING  0.5%
FelCor Lodging Trust, Inc. .............................    76,600        1,279,986
Meristar Hospitality Corp. .............................   112,700        1,600,340
                                                                     --------------
                                                                          2,880,326
                                                                     --------------
PUBLISHING & BROADCASTING  1.7%
Adelphia Communications Corp., Class A (a) .............    40,500        1,262,790
Deluxe Corp. ...........................................    29,600        1,230,768
H&R Block, Inc. ........................................   134,300        6,003,210
Reader's Digest Association Corp., Inc.
  (The), Class A .......................................    38,300          883,964
                                                                     --------------
                                                                          9,380,732
                                                                     --------------
OTHER  1.8%
Corinthian Colleges, Inc. (a) ..........................    23,100          944,559
Edison Schools, Inc. (a) ...............................   349,100        6,859,815
RMH Teleservices, Inc. (a) .............................    79,600        1,520,360
Weight Watchers International, Inc. (a) ................    15,100          510,682
                                                                     --------------
                                                                          9,835,416
                                                                     --------------
TOTAL CONSUMER SERVICES ..........................................       27,805,433
                                                                     --------------
ENERGY  5.7%
BASIC RESOURCES  0.9%
Peabody Energy Corp. ...................................   169,000        4,764,110
                                                                     --------------
NATURAL GAS  0.7%
Aquila, Inc. (a) .......................................    17,400          297,540
Chesapeake Energy Corp. (a) ............................   234,700        1,551,367
MDU Resources Group, Inc. ..............................    62,700        1,765,005
                                                                     --------------
                                                                          3,613,912
                                                                     --------------

SEE NOTES TO FINANCIAL STATEMENTS             11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
OIL-DOMESTIC & CRUDE  2.4%
EOG Resources, Inc. ....................................    39,900   $    1,560,489
Ocean Energy, Inc. .....................................   185,024        3,552,461
Pogo Producing Co. .....................................   170,300        4,473,781
XTO Energy, Inc. .......................................   213,350        3,733,625
                                                                     --------------
                                                                         13,320,356
                                                                     --------------
OIL-INTERNATIONAL  0.2%
Stone Energy Corp. (a) .................................    33,400        1,319,300
                                                                     --------------
OIL-OFFSHORE DRILLING  1.0%
Grant Prideco, Inc. (a) ................................   105,300        1,210,950
Precision Drilling Corp. (a) ...........................    97,000        2,504,540
Rowan Cos., Inc. (a) ...................................   101,300        1,962,181
                                                                     --------------
                                                                          5,677,671
                                                                     --------------
OIL-WELL EQUIPMENT & SERVICES  0.5%
Tidewater, Inc. ........................................    82,100        2,783,190
                                                                     --------------
TOTAL ENERGY .....................................................       31,478,539
                                                                     --------------
FINANCIAL SERVICES  21.0%
BANKS  7.1%
Associated Banc-Corp. ..................................    29,700        1,048,113
Banknorth Group, Inc. ..................................   170,100        3,830,652
Charter One Financial, Inc. ............................    48,600        1,319,490
City National Corp. ....................................    53,300        2,497,105
Cullen/Frost Bankers, Inc. .............................   144,400        4,459,072
East-West Bancorp, Inc. ................................   103,900        2,675,425
Fulton Financial Corp. .................................    79,000        1,724,570
Golden State Bancorp, Inc. .............................   110,300        2,884,345
Hibernia Corp., Class A ................................   243,400        4,330,086
New York Community Bancorp, Inc. .......................   148,600        3,398,482
Pacific Capital Bancorp ................................     7,000          194,530
Provident Financial Group ..............................    80,800        2,123,424
R & G Financial Corp., Class B .........................    65,200        1,117,528
Sovereign Bancorp, Inc. ................................   193,200        2,364,768
TCF Financial Corp. ....................................    18,200          873,236
United Bankshares, Inc. ................................    71,600        2,066,376
Zions Bancorp ..........................................    36,700        1,929,686
                                                                     --------------
                                                                         38,836,888
                                                                     --------------
CREDIT & FINANCE  1.7%
Doral Financial Corp. ..................................    45,500        1,420,055
Downey Financial Corp. .................................    87,000        3,588,750
GATX Corp. .............................................   135,700        4,412,964
                                                                     --------------
                                                                          9,421,769
                                                                     --------------

                                        12     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
INSURANCE 4.7%
Allmerica Financial Corp. .............................     96,400   $    4,294,620
American Financial Group, Inc. ........................    131,800        3,235,690
Everest Re Group Ltd. .................................     40,700        2,877,490
Nationwide Financial Services, Inc., Class A ..........     71,000        2,943,660
Old Republic International Corp. ......................    159,900        4,478,799
PartnerRe Ltd. ........................................     93,100        5,027,400
Reinsurance Group of America, Inc. ....................     83,200        2,768,896
                                                                     --------------
                                                                         25,626,555
                                                                     --------------
INVESTMENT COMPANIES  1.2%
Affiliated Managers Group, Inc. (a) ...................     58,200        4,101,936
Legg Mason, Inc. ......................................     54,900        2,743,902
                                                                     --------------
                                                                          6,845,838
                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS  6.3%
AMB Property Corp. ....................................     89,900        2,337,400
Apartment Investment & Management Co., Class A ........     70,500        3,223,965
Arden Realty, Inc. ....................................     91,400        2,422,100
BRE Properties, Inc., Class A .........................     68,200        2,111,472
Camden Property Trust .................................     78,500        2,880,950
Duke Realty Corp. .....................................    119,400        2,905,002
General Growth Properties, Inc. .......................     55,700        2,161,160
Health Care Property Investors, Inc. ..................     36,100        1,307,181
Hospitality Properties Trust ..........................     37,400        1,103,300
Kilroy Realty Corp. ...................................     21,900          575,313
Pan Pacific Retail Properties, Inc. ...................     19,200          551,424
Prentiss Properties Trust .............................     40,200        1,103,490
Prologis Trust ........................................     62,400        1,342,224
Reckson Associates Realty .............................    107,300        2,506,528
Regency Centers Corp ..................................     27,300          757,575
Security Capital Group, Class B (a) ...................     81,200        2,060,044
Shurgard Storage Centers, Inc. ........................     55,200        1,766,400
Simon Property Group, Inc. ............................     39,900        1,170,267
United Dominion Realty Trust ..........................    164,800        2,373,120
                                                                     --------------
                                                                         34,658,915
                                                                     --------------
TOTAL FINANCIAL SERVICES .........................................      115,389,965
                                                                     --------------
FOOD & TOBACCO  4.0%
TOBACCO  1.5%
R.J. Reynolds Tobacco Holdings, Inc. ..................     44,800        2,522,240
UST, Inc. .............................................    154,700        5,414,500
                                                                     --------------
                                                                          7,936,740
                                                                     --------------
FOOD PRODUCTS  2.5%
Fresh Del Monte Produce, Inc. (a) .....................    121,900        1,834,595
                                                                     --------------

SEE NOTES TO FINANCIAL STATEMENTS             13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
FOOD PRODUCTS (CONTINUED)
NBTY, Inc. (a) ........................................    791,100   $    9,255,870
Smithfield Foods, Inc. (a) ............................    129,400        2,851,976
                                                                     --------------
                                                                         13,942,441
                                                                     --------------
TOTAL FOOD & TOBACCO .............................................       21,879,181
                                                                     --------------
HEALTH CARE  13.9%
DRUGS  5.8%
Alpharma, Inc., Class A ...............................     84,500        2,235,025
Cell Pathways, Inc. (a) ...............................    350,000        2,436,000
Cell Therapeutics, Inc. (a) ...........................     95,800        2,312,612
Cephalon, Inc. (a) ....................................     44,500        3,363,532
CV Therapeutics, Inc. (a) .............................     48,700        2,533,374
Gilead Sciences, Inc. (a) .............................     24,600        1,616,712
Icos Corp. (a) ........................................      3,000          172,320
IDEC Pharmaceuticals Corp. (a) ........................     36,700        2,529,731
Impax Laboratories, Inc. ..............................     50,200          674,688
InterMune, Inc. (a) ...................................     21,900        1,078,794
Isis Pharmaceuticals, Inc. (a) ........................     22,700          503,713
IVAX Corp. (a) ........................................     91,025        1,833,244
MedImmune, Inc. (a) ...................................     70,000        3,244,500
Protein Design Labs, Inc. (a) .........................     33,300        1,092,240
Scios, Inc. (a) .......................................     47,800        1,136,206
Telik, Inc. (a) .......................................    140,600        1,898,100
Transkaryotic Therapies, Inc. (a) .....................     80,000        3,424,000
                                                                     --------------
                                                                         32,084,791
                                                                     --------------
HEALTH SERVICES  4.7%
Anthem, Inc. (a) ......................................     35,800        1,772,100
Apria Healthcare Group, Inc. (a) ......................    158,700        3,965,913
Caremark Rx, Inc. (a) .................................    354,900        5,788,419
Covance, Inc. (a) .....................................     58,400        1,325,680
Coventry Health Care, Inc. (a) ........................     13,200          263,340
Express Scripts, Inc., Class A (a) ....................     29,800        1,393,448
Health Net, Inc. (a) ..................................    122,900        2,676,762
Laboratory Corp Of America Holdings (a) ...............     34,800        2,813,580
Medcath Corp. (a) .....................................     60,900        1,021,902
Quest Diagnostics, Inc. (a) ...........................     38,700        2,775,177
Trigon Healthcare, Inc. (a) ...........................     22,600        1,569,570
Universal Health Services, Inc., Class B (a) ..........     12,800          547,584
                                                                     --------------
                                                                         25,913,475
                                                                     --------------
HEALTH TECHNOLOGY  3.0%
Apogent Technologies, Inc. (a) ........................     92,800        2,394,240
Bruker Daltonics, Inc. (a) ............................     91,900        1,502,565
Invitrogen Corp. (a) ..................................     17,100        1,059,003

                                        14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
HEALTH TECHNOLOGY (CONTINUED)
Pharmaceutical Product Development (a) ................     37,100   $    1,198,701
St. Jude Medical, Inc. (a) ............................     57,800        4,488,170
SurModics, Inc. (a) ...................................     33,300        1,214,118
Therasense, Inc. (a) ..................................     69,400        1,721,120
Varian Medical Systems, Inc. (a) ......................     40,900        2,914,534
                                                                     --------------
                                                                         16,492,451
                                                                     --------------
HOSPITAL SUPPLIES  0.4%
Steris Corp. (a) ......................................    116,700        2,132,109
                                                                     --------------
TOTAL HEALTH CARE ................................................       76,622,826
                                                                     --------------
HEAVY INDUSTRY/TRANSPORTATION  10.1%
AEROSPACE  2.5%
Alliant TechSystems, Inc. (a) .........................     26,500        2,045,800
Goodrich (B.F.) Co. ...................................    108,800        2,896,256
Precision Castparts Corp. .............................    106,700        3,014,275
Titan Corp. (a) .......................................    230,000        5,738,500
                                                                     --------------
                                                                         13,694,831
                                                                     --------------
AIR TRANSPORTATION  0.3%
SkyWest, Inc. .........................................     68,200        1,735,690
                                                                     --------------
BUSINESS SERVICES  2.9%
Bisys Group, Inc. (a) .................................     39,900        2,553,201
Diebold, Inc. .........................................     28,800        1,164,672
Dycom Industries, Inc. (a) ............................     96,100        1,605,831
ITT Educational Services, Inc. (a) ....................     27,100          999,177
KPMG Consulting, Inc. .................................     33,300          551,781
Radiant Systems, Inc. (a) .............................    223,300        2,567,950
Republic Services, Inc., Class A (a) ..................    101,700        2,030,949
Viad Corp. ............................................    191,500        4,534,720
                                                                     --------------
                                                                         16,008,281
                                                                     --------------
ELECTRICAL EQUIPMENT  0.3%
American Power Conversion Corp. (a) ...................     86,900        1,256,574
                                                                     --------------
MACHINERY  1.2%
Cooper Industries, Inc. ...............................     33,400        1,166,328
Manitowoc Co., Inc. ....................................    51,850        1,612,535
Navistar International Corp. (a) .......................    36,000        1,422,000
Parker Hannifin Corp. ..................................    55,500        2,548,005
                                                                     --------------
                                                                          6,748,868
                                                                     --------------
RAILROADS  0.2%
Railamerica, Inc. (a) ..................................    84,900        1,227,654
                                                                     --------------
SHIPPING & FREIGHT   0.2%
CNF Transportation, Inc. ...............................    35,300        1,184,315
                                                                     --------------

SEE NOTES TO FINANCIAL STATEMENTS          15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
MISCELLANEOUS INDUSTRIALS 2.5%
Axsys Technologies, Inc. (a) ...........................    24,200   $      242,000
Florida Rock Industries, Inc. ..........................    40,400        1,477,832
FMC Corp. (a) ..........................................    79,900        4,754,050
GenCorp, Inc. ..........................................   229,100        3,232,601
Texas Industries, Inc. .................................    48,800        1,800,720
Wabash National Corp. ..................................   296,400        2,311,920
                                                                     --------------
                                                                         13,819,123
                                                                     --------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ..............................       55,675,336
                                                                     --------------
RETAIL  4.5%
APPAREL  0.6%
Global Sports, Inc. (a) ................................   169,000        3,371,550
                                                                     --------------
DISCOUNTERS  0.2%
Land's End, Inc. (a) ...................................    16,700          837,672
                                                                     --------------
FOOD & DRUG RETAILERS  0.8%
Whole Foods Market, Inc. (a) ...........................   102,800        4,477,968
                                                                     --------------
RESTAURANTS  1.2%
Bob Evans Farms ........................................    16,000          393,120
CBRL Group, Inc. .......................................    64,100        1,887,104
Landry's Restaurants, Inc. .............................    70,200        1,309,230
Wendy's International, Inc. ............................    93,800        2,736,146
                                                                     --------------
                                                                          6,325,600
                                                                     --------------
SPECIALTY SHOPS  1.7%
Abercrombie & Fitch Co., Class A (a) ...................   126,000        3,342,780
AutoZone, Inc. (a) .....................................    44,800        3,216,640
Barnes & Noble, Inc. (a) ...............................    58,800        1,740,480
Children's Place (a) ...................................     9,000          244,350
Pier 1 Imports, Inc. ...................................    61,700        1,069,878
                                                                     --------------
                                                                          9,614,128
                                                                     --------------
TOTAL RETAIL .....................................................       24,626,918
                                                                     --------------
TECHNOLOGY  18.0%
COMPUTERS & OFFICE EQUIPMENT  3.6%
3Com Corp. (a) .........................................   439,100        2,801,458
Ikon Office Solutions, Inc. ............................   135,700        1,586,333
Pinnacle Systems, Inc. (a) ............................. 1,104,100        8,766,554
SonicWall, Inc. (a) ....................................    73,500        1,428,840
Storage Technology Corp. (a) ...........................    99,600        2,058,732
Stratos Lightwave, Inc. (a) ............................   193,400        1,189,410
Tech Data Corp. (a) ....................................    20,200          874,256
Terayon Communication Systems, Inc. (a) ................    47,100          389,564
Western Digital Corp. (a) ..............................   149,200          935,484
                                                                     --------------
                                                                         20,030,631
                                                                     --------------

                                          16   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
ELECTRONICS  5.4%
Arrow Electronics, Inc. (a) ............................    71,100   $    2,125,890
Avnet, Inc. ............................................    83,400        2,124,198
Concurrent Computer Corp. (a) ..........................    79,400        1,179,090
Conexant Systems, Inc. (a) .............................   317,300        4,556,428
Elantec Semiconductor, Inc. (a) ........................    34,300        1,317,120
Kulicke & Soffa Industries (a) .........................   157,300        2,697,695
Lam Research Corp. (a) .................................   104,700        2,431,134
Microsemi Corp. (a) ....................................    18,000          534,600
SanDisk Corp. (a) ......................................    89,500        1,288,800
Semtech Corp. (a) ......................................    43,000        1,534,670
Silicon Storage Technology, Inc. (a) ...................   194,000        1,870,160
Sipex Corp. (a) ........................................   149,300        1,918,505
Teradyne, Inc. (a) .....................................    37,400        1,127,236
TriQuint Semiconductor, Inc. (a) .......................   117,000        1,434,420
Varian Semiconductor Equipment Associates, Inc. (a) ....    32,900        1,138,011
Vitesse Semiconductor Corp. (a) ........................   178,700        2,221,241
                                                                     --------------
                                                                         29,499,198
                                                                     --------------
SOFTWARE & SERVICES  6.8%
Amdocs Ltd. (a) ........................................    65,600        2,228,432
Compuware Corp. (a) ....................................   218,900        2,580,831
E.piphany, Inc. (a) ....................................   204,200        1,778,582
Henry (Jack) & Associates ..............................    91,600        2,000,544
Macromedia, Inc. (a) ...................................   119,900        2,134,220
Mentor Graphics Corp. (a) ..............................    90,200        2,126,014
Networks Associates, Inc. (a) ..........................    90,900        2,349,765
Peregrine Systems, Inc. (a) ............................   171,600        2,544,828
Rational Software Corp. (a) ............................   158,300        3,086,850
RSA Security, Inc. (a) .................................   200,700        3,504,222
Secure Computing Corp. (a) .............................   137,300        2,821,515
Stellent, Inc. (a) .....................................    87,000        2,571,720
Tanning Technology Corp. (a) ...........................   165,900          532,705
TIBCO Software, Inc. (a) ...............................   352,800        5,267,304
Zomax, Inc. (a) ........................................   203,000        1,621,970
                                                                     --------------
                                                                         37,149,502
                                                                     --------------
TELECOMMUNICATIONS EQUIPMENT  2.2%
Acterna Corp. (a) ......................................    84,700          334,565
ADC Telecom, Inc. (a) ..................................   147,600          678,960
Advanced Fibre Communications, Inc. (a) ................    19,400          342,798
Aether Systems, Inc. (a) ...............................    97,100          893,320
ANADIGICS, Inc. (a) ....................................    62,600          954,650
Andrew Corp. (a) .......................................    30,500          667,645
Clarent Corp. (a) ......................................   135,700          291,755
DMC Stratex Networks, Inc. (a) .........................   186,300        1,449,414


SEE NOTES TO FINANCIAL STATEMENTS             17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
Harmonic, Inc. (a) .....................................   148,600   $    1,786,172
Metawave Communications Corp. (a) ......................   717,200        2,237,664
Powerwave Technologies, Inc. (a) .......................   145,900        2,521,152
                                                                     --------------
                                                                         12,158,095
                                                                     --------------
TOTAL TECHNOLOGY .................................................       98,837,426
                                                                     --------------
UTILITIES  4.7%
ELECTRIC POWER  3.5%
Covanta Energy Corp. (a) ...............................    65,700          296,964
DPL, Inc. ..............................................    69,866        1,682,373
IDACORP, Inc. ..........................................    29,600        1,201,760
Montana Power Co. (a) ..................................   171,500          986,125
Orion Power Holdings, Inc. (a) .........................   101,700        2,654,370
Pinnacle West Capital Corp. ............................    46,400        1,941,840
PNM Resources, Inc. ....................................    51,400        1,436,630
Potomac Electric Power Co. .............................   237,000        5,349,090
PPL Corp. ..............................................    48,600        1,693,710
Teco Energy, Inc. ......................................    70,000        1,836,800
                                                                     --------------
                                                                         19,079,662
                                                                     --------------
NATURAL GAS PIPELINES  0.9%
Kinder Morgan Management LLC. (a) ......................   102,158        3,871,779
Questar Corp. ..........................................    54,700        1,370,235
                                                                     --------------
                                                                          5,242,014
                                                                     --------------
TELEPHONE SERVICES  0.3%
Alaska Communications Systems Holdings, Inc. (a) .......    20,800          165,776
Leap Wireless International, Inc. (a) ..................    59,800        1,254,006
                                                                     --------------
                                                                          1,419,782
                                                                     --------------
TOTAL UTILITIES ..................................................       25,741,458
                                                                     --------------
TOTAL COMMON STOCKS  98.2%
    (Cost $487,921,542) ..........................................      539,921,595
                                                                     --------------
                                                           NO. OF
                                                          WARRANTS

WARRANTS  0.0%
HEALTH CARE  0.0%
DRUGS  0.0%
Cell Pathways, Inc., expiring 6/30/02 (a,b)
    (Cost $0) ..........................................   472,500              -0-
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  98.2%
    (Cost $487,921,542) ..........................................      539,921,595
                                                                     --------------

                                        18     SEE NOTES TO FINANCIAL STATEMENTS

                                                                          MARKET
DESCRIPTION                                                               VALUE
REPURCHASE AGREEMENT  2.3%
J.P. Morgan Securities Inc. ($12,854,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    12/31/01, to be sold on 01/02/02 at $12,855,035)
    (Cost $12,854,000) ...........................................   $ 12,854,000
                                                                     ------------

TOTAL INVESTMENTS  100.5%

    (Cost $500,775,542) ..........................................    552,775,595
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5)% ....................     (3,205,811)
                                                                     ------------

NET ASSETS  100.0% ...............................................   $549,569,784
                                                                     ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.
(b)  SECURITY VALUED AT FAIR VALUE--SEE NOTE 1A TO FINANCIAL STATEMENTS.


SEE NOTES TO FINANCIAL STATEMENTS          19

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $500,775,542) ................................ $552,775,595
Receivables:
  Investments Sold ...................................................    8,414,615
  Dividends ..........................................................      372,769
  Fund Shares Sold ...................................................       47,082
  Interest ...........................................................          518
Other ................................................................       52,087
                                                                       ------------
    Total Assets .....................................................  561,662,666
                                                                       ------------

LIABILITIES:
Payables:
  Investments Purchased ..............................................    5,301,982
  Custodian Bank .....................................................    4,736,575
  Fund Shares Repurchased ............................................      610,226
  Distributor and Affiliates .........................................      592,140
  Investment Advisory Fee ............................................      395,015
  Administrative Fee .................................................      122,606
  Directors' Fee .....................................................        1,364
Accrued Expenses .....................................................      284,090
Directors' Deferred Compensation and Retirement Plans ................       48,884
                                                                       ------------
    Total Liabilities ................................................   12,092,882
                                                                       ------------
NET ASSETS ........................................................... $549,569,784
                                                                       ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized) ................................... $631,577,707
Net Unrealized Appreciation ..........................................   52,000,053
Accumulated Net Investment Loss ......................................   (2,106,692)
Accumulated Net Realized Loss ........................................ (131,901,284)
                                                                       ------------
NET ASSETS ........................................................... $549,569,784
                                                                       ============

MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $221,035,249 and 11,737,383 shares of
    beneficial interest issued and outstanding) ...................... $      18.83
    Maximum sales charge (5.75%* of offering price) ..................         1.15
                                                                       ------------
    Maximum offering price to public ................................. $      19.98
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $230,511,908 and 12,716,143 shares of
    beneficial interest issued and  outstanding) ..................... $      18.13
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $98,022,627 and 5,402,748 shares of
    beneficial interest issued and outstanding) ...................... $      18.14
                                                                       ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                    20         SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $9,252) ............... $  3,371,597
Interest .............................................................      422,953
                                                                       ------------
    Total Income .....................................................    3,794,550
                                                                       ------------
EXPENSES:

Investment Advisory Fee ..............................................    2,596,850
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $335,164, $1,171,532 and $522,805, respectively) .....    2,029,501
Administrative Fee ...................................................      786,036
Custody ..............................................................       74,294
Legal ................................................................       44,595
Directors' Fees and Related Expenses .................................        7,240
Other ................................................................      312,530
                                                                       ------------
    Total Expenses ...................................................    5,851,046
                                                                       ------------
NET INVESTMENT LOSS .................................................. $ (2,056,496)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss .................................................... $(24,022,348)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ............................................   57,452,103
  End of the Period ..................................................   52,000,053
                                                                       ------------
Net Unrealized Depreciation During the Period ........................   (5,452,050)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ..................................... $(29,474,398)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS ........................... $(31,530,894)
                                                                       ============

SEE NOTES TO FINANCIAL STATEMENTS         21

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND THE YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                         SIX MONTHS ENDED    YEAR ENDED
                                                         DECEMBER 31, 2001  JUNE 30, 2001
                                                         -----------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ....................................   $  (2,056,496)   $  (4,359,699)
Net Realized Loss ......................................     (24,022,348)     (95,535,411)
Net Unrealized Appreciation/Depreciation During
  the Period ...........................................      (5,452,050)      11,268,172
                                                           -------------    -------------
Change in Net Assets from Operations ...................     (31,530,894)     (88,626,938)
                                                           -------------    -------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares .........................................             -0-      (27,279,026)
Class B Shares .........................................             -0-      (23,246,950)
Class C Shares .........................................             -0-      (11,742,783)
                                                           -------------    -------------
Total Distributions ....................................             -0-      (62,268,759)
                                                           -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ....     (31,530,894)    (150,895,697)
                                                           -------------    -------------
FROM CAPITAL TRANSACTIONS:

Proceeds from Shares Sold ..............................      36,309,609      132,396,586
Net Asset Value of Shares Issued Through Dividend
  Reinvestment .........................................             -0-       42,701,654
Cost of Shares Repurchased .............................    (161,604,992)    (301,954,658)
                                                           -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .....    (125,295,383)    (126,856,418)
                                                           -------------    -------------
TOTAL DECREASE IN NET ASSETS ...........................    (156,826,277)    (277,752,115)
NET ASSETS:
Beginning of the Period ................................     706,396,061      984,148,176
                                                           -------------    -------------
End of the Period (Including accumulated net
  investment loss of $2,106,692 and $50,196,
  respectively) ........................................   $ 549,569,784    $ 706,396,061
                                                           =============    =============

                                         22    SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                 YEAR ENDED JUNE 30,
CLASS A SHARES                     DECEMBER 31, ----------------------------------------------
                                     2001(a)    2001(a)   2000(a)  1999(a)    1998(a)   1997
                                  ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .................   $19.46      $23.03    $23.58    $21.34    $17.59    $14.63
                                    ------      ------    ------    ------    ------    ------
    Income/Loss .................    (0.02)      (0.02)    (0.08)     0.01     (0.02)     0.20
  Net Realized and Unrealized
    Gain/Loss ...................    (0.61)      (1.97)     1.09      3.43      4.84      4.05
                                    ------      ------    ------    ------    ------    ------
Total from Investment
  Operations ....................    (0.63)      (1.99)     1.01      3.44      4.82      4.25
                                    ------      ------    ------    ------    ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ......................      -0-         -0-       -0-       -0-     (0.03)    (0.20)
  Distributions from and in
    Excess of Net Realized
    Gain ........................      -0-       (1.58)    (1.56)    (1.20)    (1.04)    (1.09)
                                    ------      ------    ------    ------    ------    ------
Total Distributions .............      -0-       (1.58)    (1.56)    (1.20)    (1.07)    (1.29)
                                    ------      ------    ------    ------    ------    ------
NET ASSET VALUE, END
  OF THE PERIOD .................   $18.83      $19.46    $23.03    $23.58    $21.34    $17.59
                                    ======      ======    ======    ======    ======    ======
Total Return* (b) ...............    -3.29%**    -8.47%     4.62%    17.41%    28.26%    30.68%
Net Assets at End of
  the Period (In millions) ......   $221.0      $323.9    $434.8    $343.0    $220.1    $ 34.3
Ratio of Expenses to Average
  Net Assets* ...................     1.49%       1.46%     1.47%     1.49%     1.50%     1.50%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* ...................    (0.25)%     (0.13)%   (0.33)%    0.03%    (0.09)%    1.25%
Portfolio Turnover ..............       70%**      211%      272%     283%       207%       73%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets ..................       N/A         N/A        N/A      N/A      1.58%    1.76%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets ..................       N/A         N/A        N/A      N/A     (0.18)%   0.98%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS        23

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                       YEAR ENDED JUNE 30,
CLASS B SHARES                     DECEMBER 31,   ------------------------------------------------------
                                     2001(a)      2001(a)    2000(a)      1999(a)    1998(a)   1997
                                   --------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ...................  $18.81       $22.48      $23.23      $21.20     $17.59      $14.63
                                     ------       ------      ------      ------     ------      ------
  Net Investment
    Income/Loss ...................   (0.09)       (0.17)      (0.25)      (0.14)     (0.17)       0.09
  Net Realized and Unrealized
    Gain/Loss .....................   (0.59)       (1.92)       1.06        3.37       4.83        4.05
                                     ------       ------      ------      ------     ------      ------
Total from Investment
  Operations ......................   (0.68)       (2.09)       0.81        3.23       4.66        4.14
                                     ------       ------      ------      ------     ------      ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................     -0-          -0-         -0-         -0-      (0.01)      (0.09)
  Distributions from and in
    Excess of Net Realized
    Gain ..........................     -0-        (1.58)      (1.56)      (1.20)     (1.04)      (1.09)
                                     ------       ------      ------      ------     ------      ------
Total Distributions ...............     -0-        (1.58)      (1.56)      (1.20)     (1.05)      (1.18)
                                     ------       ------      ------      ------     ------      ------
NET ASSET VALUE, END
  OF THE PERIOD ...................  $18.13       $18.81      $22.48      $23.23     $21.20      $17.59
                                     ======       ======      ======      ======     ======      ======
Total Return* (b) .................   -3.62%**     -9.20%       3.85%      16.50%     27.30%      29.77%
Net Assets at End of
  the Period (In millions) ........  $230.5       $263.9      $356.7      $341.9     $269.8      $ 15.3
Ratio of Expenses to Average
  Net Assets* .....................    2.24%        2.21%       2.21%       2.24%      2.25%       2.25%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* .....................   (1.00)%      (0.88)%     (1.06)%     (0.72)%    (0.84)%      0.40%
Portfolio Turnover ................      70%**       211%        272%        283%       207%         73%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets ....................      N/A          N/A        N/A          N/A      2.33%       2.48%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets ....................      N/A          N/A        N/A          N/A     (0.93)%      0.14%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

                                     24        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                   SIX MONTHS
                                     ENDED                       YEAR ENDED JUNE 30,
CLASS C SHARES                     DECEMBER 31,   ---------------------------------------------------
                                     2001(a)      2001(a)   2000(a)     1999(a)     1998(a)   1997
                                   ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................... $18.82        $22.49     $23.24     $21.20      $17.59     $14.64
                                    ------        ------     ------     ------      ------     ------
  Net Investment
    Income/Loss ...................  (0.09)        (0.18)     (0.25)     (0.14)      (0.17)      0.08
  Net Realized and Unrealized
    Gain/Loss .....................  (0.59)        (1.91)      1.06       3.38        4.83       4.05
                                    ------        ------     ------     ------      ------     ------
Total from Investment
  Operations ......................  (0.68)        (2.09)      0.81       3.24        4.66       4.13
                                    ------        ------     ------     ------      ------     ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................    -0-           -0-        -0-        -0-       (0.01)     (0.09)
  Distributions from and in
    Excess of Net Realized
    Gain ..........................    -0-         (1.58)     (1.56)     (1.20)      (1.04)     (1.09)
                                    ------        ------     ------     ------      ------     ------
Total Distributions ...............    -0-         (1.58)     (1.56)     (1.20)      (1.05)     (1.18)
                                    ------        ------     ------     ------      ------     ------
NET ASSET VALUE, END
  OF THE PERIOD ................... $18.14        $18.82     $22.49     $23.24      $21.20     $17.59
                                    ======        ======     ======     ======      ======     ======
Total Return* (b) .................  -3.66%**      -9.14%      3.80%     16.55%      27.28%     29.67%
Net Assets at End of
  the Period (In millions) ........ $ 98.0        $118.6     $192.7     $165.4      $127.4     $ 32.4
Ratio of Expenses to Average
  Net Assets* .....................   2.24%         2.21%      2.21%      2.24%       2.25%      2.25%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* .....................  (1.00)%       (0.88)%    (1.06)%    (0.72)%     (0.84)%     0.49%
Portfolio Turnover ................     70%**        211%       272%       283%        207%        73%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
    Net Assets ....................     N/A            N/A      N/A         N/A       2.33%      2.47%
Ratio of Net Investment
    Income/Loss to Average
    Net Assets ....................     N/A            N/A      N/A         N/A      (0.92)%     0.22%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS      25

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $31,727,156, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $500,775,542, the aggregate gross unrealized appreciation is $89,671,230 and the aggregate gross unrealized depreciation is $37,671,177, resulting in net unrealized appreciation on long-and short-term investments of $52,000,053.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                    % PER ANNUM
FIRST $1 BILLION ..........................................      0.85%
NEXT $500 MILLION .........................................      0.80%
OVER $1.5 BILLION .........................................      0.75%

NOTES TO
FINANCIAL STATEMENTS

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                      CLASS B
                       CLASS A                       AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.50%                          2.25%

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $8,700, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $20,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $128,136. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

be invested in the common shares of those funds selected by the directors. Investments in such funds of $47,456 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
                                                           OF DOLLAR AMOUNT
                                                           SUBJECT TO CHARGE
                                                       -------------------------
YEAR OF REDEMPTION                                        CLASS B      CLASS C
First .................................................... 5.00%       1.00%
Second ................................................... 4.00%        NONE
Third .................................................... 3.00%        NONE
Fourth ................................................... 2.50%        NONE
Fifth .................................................... 1.50%        NONE
Thereafter ...............................................  NONE        NONE

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $5,800 and CDSC on redeemed shares of Classes B and C of approximately $286,500. Sales charges do not represent expenses of the Fund.

                                                             SIX MONTHS ENDED      YEAR ENDED
                                                             DECEMBER 31, 2001    JUNE 30, 2001
                                                             ------------------  -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
   Subscribed ..............................................       1,780,060        5,075,952
   Distributions Reinvested ................................             -0-          852,808
   Redeemed ................................................      (6,684,462)      (8,163,011)
                                                               -------------    -------------
  Net Decrease in Class A Shares Outstanding ...............      (4,904,402)      (2,234,251)
                                                               =============    =============
  DOLLARS:
   Subscribed ..............................................   $  30,935,198    $ 101,807,772
   Distributions Reinvested ................................             -0-       16,152,188
   Redeemed ................................................    (117,789,338)    (164,491,484)
                                                               -------------    -------------
  Net Decrease .............................................   $ (86,854,140)   $ (46,531,524)
                                                               =============    =============
  Ending Paid in Capital ...................................   $ 260,622,626    $ 349,831,652+
                                                               =============    =============

CLASS B
  SHARES:
   Subscribed ..............................................         285,289          937,148
   Distributions Reinvested ................................             -0-          989,251
   Redeemed ................................................      (1,598,160)      (3,764,230)
                                                               -------------    -------------
  Net Decrease in Class B Shares Outstanding ...............      (1,312,871)      (1,837,831)
                                                               =============    =============
  DOLLARS:
   Subscribed ..............................................   $   4,478,771    $  18,410,193
   Distributions Reinvested ................................             -0-       18,182,440
   Redeemed ................................................     (27,317,546)     (73,062,309)
                                                               -------------    -------------
  Net Decrease .............................................   $ (22,838,775)   $ (36,469,676)
                                                               =============    =============
  Ending Paid in Capital ...................................   $ 264,273,007    $ 289,030,049+
                                                               =============    =============
CLASS C
  SHARES:
   Subscribed ..............................................          62,280          625,303
   Distributions Reinvested ................................             -0-          454,977
   Redeemed ................................................        (959,994)      (3,344,679)
                                                               -------------    -------------
  Net Decrease in Class C Shares Outstanding ...............        (897,714)      (2,264,399)
                                                               =============    =============
  DOLLARS:
   Subscribed ..............................................   $     895,640    $  12,178,621
   Distributions Reinvested ................................             -0-        8,367,026
   Redeemed ................................................     (16,498,108)     (64,400,865)
                                                               -------------    -------------
  Net Decrease .............................................   $ (15,602,468)   $ (43,855,218)
                                                               =============    =============
  Ending Paid in Capital ...................................   $ 106,682,074    $ 123,146,727+
                                                               =============    =============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


4.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $404,999,951 and sales of $502,617,223 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $1,031,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $146,700.

                           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN                         CAPITAL PRESERVATION
FAMILY OF FUNDS                           Reserve
                                          Tax Free Money
GROWTH
   Aggressive Growth                   SENIOR LOAN
   American Value*                        Prime Rate Income Trust
   Emerging Growth                        Senior Floating Rate
   Enterprise
   Equity Growth                       TAX FREE
   Focus Equity                           California Insured Tax Free
   Growth                                 Florida Insured Tax Free Income
   Mid Cap Growth                         High Yield Municipal**
   Pace                                   Insured Tax Free Income
   Select Growth                          Intermediate Term Municipal
   Small Cap Growth                          Income
   Small Cap Value                        Municipal Income
   Tax Managed Equity Growth              New York Tax Free Income
   Technology                             Pennsylvania Tax Free Income
                                          Strategic Municipal Income
GROWTH AND INCOME
   Comstock                            For more complete information, including
   Equity Income                       risk considerations, fees, sales charges
   Growth and Income                   and ongoing expenses, please contact
   Harbor                              your financial advisor for a prospectus.
   Real Estate Securities              Please read it carefully before you
   Utility                             invest or send money.
   Value
   Value Opportunities                 To view a current Van Kampen fund
                                       prospectus or to receive additional fund
GLOBAL/INTERNATIONAL                   information, choose from one of the
   Asian Equity                        following:
   Emerging Markets
   European Value Equity               -   visit our Web site at vankampen.com--
   Global Equity Allocation                to view a prospectus, select
   Global Franchise                        DOWNLOAD PROSPECTUS
   Global Value Equity                 [ILLUSTRATION OF COMPUTER]
   International Advantage
   International Magnum                -   call us at (800) 341-2911
   Latin American                          Telecommunications
   Worldwide High Income                   Device for the Deaf (TDD)
                                           users, call (800)421-2833.
INCOME                                 [ILLUSTRATION OF PHONE]
   Corporate Bond
   Government Securities               -   e-mail us by visiting vankampen.com
   High Income Corporate Bond              and selecting CONTACT US
   High Yield                          [ILLUSTRATION OF ENVELOPES]
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

                                * Closed to new investors
                               ** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN AMERICAN VALUE FUND


BOARD OF DIRECTORS                       DISTRIBUTOR
                                         VAN KAMPEN FUNDS INC.
J. MILES BRANAGAN                        1 Parkview Plaza
                                         P.O. Box 5555
JERRY D. CHOATE                          Oakbrook Terrace, Illinois 60181-5555

LINDA HUTTON HEAGY                       CUSTODIAN
                                         THE CHASE MANHATTAN BANK
R. CRAIG KENNEDY                         3 MetroTech Center
                                         Brooklyn, New York 11245
MITCHELL M. MERIN*
                                         DIVIDEND DISBURSING AND
JACK E. NELSON                           TRANSFER AGENT
                                         VAN KAMPEN INVESTOR SERVICES INC.
RICHARD F. POWERS, III*                  P.O. Box 218256
                                         Kansas City, Missouri 64121-8256
PHILLIP B. ROONEY
                                         LEGAL COUNSEL
WAYNE W. WHALEN*- Chairman               SKADDEN, ARPS, SLATE,
                                         MEAGHER & FLOM (ILLINOIS)
SUZANNE H. WOOLSEY                       333 West Wacker Drive
                                         Chicago, Illinois 60606

INVESTMENT ADVISER AND                   INDEPENDENT AUDITORS
ADMINISTRATOR                            DELOITTE & TOUCHE LLP
VAN KAMPEN INVESTMENT ADVISORY CORP.     180 N. Stetson Avenue
1 Parkview Plaza                         Chicago, IL 60601
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555
Investment Subadviser

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020






* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.



                                 Van Kampen Funds Inc.
                                 1 Parkview Plaza, P.O. Box 5555
                                 Oakbrook Terrace, IL 60181-5555
                                 vankampen.com

                       [LOGO]VAN KAMPEN
                             INVESTMENTS
                      GENERATION OF EXPERIENCE(SM)

                    Copyright (c)2002 Van Kampen Funds Inc. All rights reserved.
                    453, 553, 653                              Member NASD/SIPC.
                    MSAV SAR 2/02                                5267B02-AP-2/02

                                          VAN KAMPEN
                                          ASIAN EQUITY FUND
                                          SEMIANNUAL REPORT

                                          DECEMBER 31, 2001

                               [GRAPHIC OF WOMAN WITH FLOWERS]

                               Privacy Notice information on the back.

                                                      VAN KAMPEN
                                                      INVESTMENTS

                                              GENERATIONS OF EXPERIENCE(SM)

                                   TABLE OF CONTENTS

                                            OVERVIEW

                              LETTER TO SHAREHOLDERS      1

                                   ECONOMIC SNAPSHOT      2

                                 PERFORMANCE SUMMARY

                                   RETURN HIGHLIGHTS      4

                               PORTFOLIO AT A GLANCE

                                    TOP TEN HOLDINGS      5     VAN KAMPEN

                                  TOP FIVE COUNTRIES      5     WISHES PEACE

                    Q&A WITH YOUR PORTFOLIO MANAGERS      6     AND PROSPERITY

                                   GLOSSARY OF TERMS      9     TO ALL.

                                      BY THE NUMBERS

                             YOUR FUND'S INVESTMENTS     10

                                FINANCIAL STATEMENTS     15

                       NOTES TO FINANCIAL STATEMENTS     21

                              VAN KAMPEN INVESTMENTS

                      THE VAN KAMPEN FAMILY OF FUNDS     28

          BOARD OF DIRECTORS AND IMPORTANT ADDRESSES     29

 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING
                                    OFFERED.

--------------------------------------------------------------------------------
              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS

JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

              INTEREST RATES  INFLATION
Dec 99              5.5%        2.7%
                    5.5%        2.7%
                   5.75%        3.2%
Mar 00              6.0%        3.8%
                    6.0%        3.1%
                    6.5%        3.2%
Jun 00              6.5%        3.7%
                    6.5%        3.7%
                    6.5%        3.4%
Sep 00              6.5%        3.5%
                    6.5%        3.4%
                    6.5%        3.4%
Dec 00              6.5%        3.4%
                    5.5%        3.7%
                    5.5%        3.5%
Mar 01              5.0%        2.9%
                    4.5%        3.3%
                    4.0%        3.6%
Jun 01             3.75%        3.2%
                   3.75%        2.7%
                    3.5%        2.7%
Sep 01              3.0%        2.6%
                    2.5%        2.1%
                    2.0%        1.9%
Dec 01             1.75%        1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                              A SHARES     B SHARES     C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)          0.38%         0.53%       0.40%
--------------------------------------------------------------------------------
Six-month total return(2)                      -5.34%        -4.47%      -0.60%
--------------------------------------------------------------------------------
One-year total return(2)                      -13.09%       -12.52%      -8.87%
--------------------------------------------------------------------------------
Five-year average annual total return(2)      -14.40%       -14.15%     -13.92%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)    -4.73%       -10.71%      -4.69%
--------------------------------------------------------------------------------
Commencement date                             6/23/93        8/1/95     6/23/93
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1. SAMSUNG ELECTRONICS                                                      6.7%
   Manufactures consumer and industrial electronic equipment.

2. TAIWAN SEMICONDUCTOR                                                     5.5%
   Designs and manufactures integrated circuits.

3. HUTCHISON WHAMPOA                                                        5.4%
   Holds diversified worldwide interests in shipping, food processing, real estate, and telecommunications.

4. CHINA MOBILE                                                             3.8%
   Provides cellular telecommunications services in China.

5. SUN HUNG KAI PROPERTIES                                                  3.2%
   Develops real estate in Hong Kong and China.

6. SK TELECOM                                                               3.1%
   Provides wireless telecommunications services in Korea.

7. UNITED MICROELECTRONICS                                                  2.9%
   Manufactures integrated circuits and other electronic products.

8. KOOKMIN BANK                                                             1.9%
   Provides financial services to businesses and consumers in South Korea.

9. DBS GROUP HOLDINGS                                                       1.9%
   Provides banking services to customers and businesses primarily in Singapore.

10. UNITED OVERSEAS BANK                                                    1.9%
    Provides commercial banking services primarily in Asia.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS
  PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                              DECEMBER 31, 2001           JUNE 30, 2001
Hong Kong                           27.7%                     35.2%
Korea                               26.3%                     18.4%
Taiwan                              18.9%                     16.0%
Singapore                           11.8%                     12.7%
Malaysia                             5.8%                      4.0%

* SUBJECT TO CHANGE DAILY.

Q & A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN ASIAN EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE ASHUTOSH SINHA, AN EXECUTIVE DIRECTOR. SINHA HAS MANAGED THE FUND SINCE 1998. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.



Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

A For the six-month period ended December 31, 2001, the fund returned 0.38 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

   BY COMPARISON, THE FUND'S BENCHMARK INDEX, THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY FAR EAST FREE EX-JAPAN INDEX, RETURNED 3.86 PERCENT FOR THE SAME PERIOD. THE MSCI AC FAR EAST FREE EX-JAPAN INDEX IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF COMMON STOCKS FROM INDONESIA, HONG KONG, THE PHILIPPINES, KOREA, TAIWAN AND THAILAND AND ASSUMES DIVIDENDS ARE REINVESTED. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A During the period, we believed the global economy, led by the U.S. economy, bottomed in the second half of 2001. However, we lacked confidence in the strength of a subsequent recovery. As a result, we tried to tilt the portfolio toward areas that we believed could potentially benefit from a more modest recovery. We emphasized countries such as South Korea, which we believed had strong domestic growth prospects as well as the potential to benefit from a global recovery. Conversely, we de-emphasized countries such as Malaysia because, in our opinion, these countries lacked the structural framework to participate in any prospective rallies.

   Across all markets, using our value-oriented approach, we favored both growth and value stocks that we believed exhibited strong secular growth potential. In addition, we sought those stocks in which our analysts had a high degree of conviction. Also, we continued to trim stocks and sectors with deteriorating fundamentals while adding to stocks and sectors that we believed offered better prospects. Generally, this meant we reduced stocks that reached what we considered to be their fair valuations.

Q  WHAT WERE SOME OF THE KEY TRENDS IN THE ASIAN MARKETS?

A As mentioned earlier, South Korea was the fund's largest overweight. The country was among the fund's best performers. We have been attracted to South Korea's strong domestic growth story, and as the world's largest DRAM semiconductor producer, South Korea could be poised to participate in a global economic recovery. During the period, the country's third quarter numbers were much stronger than expected, and its market benefited from abundant domestic liquidity and a significant flow of assets from fixed income into equities.

   The fund also maintained exposure to China. In our opinion, China also continued to show strong domestic growth. For example, the country has been able to sustain a growth rate of roughly 8 percent during this recent world recession primarily because of its ongoing restructuring away from an agriculture-based economy. However, we are concerned about valuations in the Chinese market. A combination of attractive growth prospects and limited equity supply has pushed valuations higher than what we believe are merited in the current conditions.

   Taiwan also played a significant role during the period. An unresolved debt problem arising from a weak relationship between the Taiwanese government and its corporate sectors has taken a toll on the country. However, a technology stock rally and strong domestic liquidity helped boost the market in the second half of 2001. The fund benefited from strong stock selection in the Taiwanese market.

   KEEP IN MIND THAT NOT ALL COUNTRIES IN THE FUND PERFORMED AS FAVORABLY,
NOR IS THERE ANY GUARANTEE THAT THESE COUNTRIES WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q  WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A We are cautiously optimistic about the prospects for a global economic recovery. We believe the excesses of the 1990s have not been fully purged from the system, and as a result, the recovery may be more anemic than the markets are anticipating. Nonetheless, we do believe a recovery is possible.

   In Asia, we believe the markets may continue to be attractively valued. Although the liberalization and reform efforts have been proceeding at different rates in each country, we believe these changes may signal an overall trend toward greater confidence that prospects may be improving for many countries. Additionally, in our opinion, global economic stabilization could bode well for these export- and commodity-based economies, should demand from other countries accelerate.


                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.



CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                             SHARES         VALUE
COMMON STOCKS 87.9%
HONG KONG  27.7%
Aluminum Corp. of China Ltd. (a) ..................    1,310,000    $   228,454
Amoy Properties Ltd. ..............................      256,000        264,256
Asia Satellite Telecommunications Holdings Ltd. ...      104,500        174,200
Bank of East Asia, Ltd. ...........................       78,000        168,032
Beijing Capital International Airport Co., Ltd. ...      557,000        131,420
Beijing Datang Power Gen. Co., Ltd. ...............      548,000        175,675
Cheung Kong Holdings Ltd. .........................       70,000        727,063
China Merchants Holdings International Co., Ltd. ..      298,000        191,062
China Mobile Ltd. (a) .............................      751,000      2,643,451
China Petroleum & Chemical Corp. ..................      864,000        118,546
China Unicom Ltd. (a) .............................      122,000        134,539
Citic Pacific Ltd. ................................      147,000        327,044
Clear Media Ltd. (a) ..............................       62,000         45,316
CLP Holdings Ltd. .................................      114,000        434,891
CNOOC Ltd. ........................................      264,000        248,817
Denway Motors Ltd. ................................      580,300        180,449
Esprit Holdings Ltd. ..............................      577,000        651,100
Hang Seng Bank Ltd. ...............................      104,800      1,152,350
Henderson Land Development Co., Ltd. ..............      211,000        952,388
Hong Kong & China Gas Co., Ltd. ...................      291,290        356,712
Hong Kong Electric Holdings Ltd. ..................       86,000        319,805
Hong Kong Exchanges & Clearing Ltd. ...............      194,000        294,788
Huaneng Power International, Inc., Class H ........      208,000        125,357
Hutchison Whampoa Ltd. ............................      390,930      3,772,198
Johnson Electric Holdings Ltd. ....................      544,800        572,849
Legend Holdings Ltd. ..............................      156,000         79,515
Li & Fung Ltd. ....................................      186,000        208,694
New World Development Co., Ltd. ...................      523,000        456,036
PetroChina Co. Ltd., Class H ......................      708,000        125,286
SmarTone Telecommunications Holdings Ltd. (a) .....      259,900        309,940
Sun Hung Kai Properties Ltd. ......................      275,000      2,221,581
Swire Pacific Ltd., Class A .......................      137,000        746,618
Travelsky Technology Ltd., Class H (a) ............      183,000        140,796
Wharf Holdings Ltd. ...............................      239,000        583,824
                                                                    -----------
                                                                     19,263,052
                                                                    -----------
INDIA 0.0%
Hero Honda Motors Ltd. (a) ........................          500          2,599
                                                                    -----------


                                      10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                             SHARES         VALUE
INDONESIA 1.4%

PT Astra International Tbk (a) ...................     1,054,000    $   197,625
PT Hanjaya Mandala Sampoerna Tbk .................       925,000        284,616
PT Telekomunikasi Tbk ............................     1,591,500        489,692
                                                                    -----------
                                                                        971,933
                                                                    -----------
KOREA 20.2%
Cheil Communications, Inc. .......................         3,490        358,698
Good Morning Securities Co., Ltd. (a) ............        32,200        141,204
Hana Bank ........................................        30,572        393,351
Humax Co., Ltd. ..................................        31,858        770,073
Hyundai Mobis ....................................        56,030        806,218
Hyundai Motor Co., Ltd. ..........................        36,570        748,940
Kookmin Bank (a) .................................        35,575      1,348,789
Kookmin Credit Card Co., Ltd. ....................         9,010        342,977
Korea Electric Power Corp. .......................        26,380        435,817
Korea Electric Power Corp. ADR (a) ...............        11,700        107,055
Korea Telecom Corp. ADR ..........................        19,290        392,166
Korea Tobacco & Ginseng Corp. GDR (a) ............        21,100        163,525
LG Electronics, Inc. .............................        29,270        552,643
LG Engineering & Construction Ltd. ...............        42,380        454,936
LG Household & Health Care Ltd. (a) ..............        11,640        256,107
LG Investment & Securities Co., Ltd. (a) .........        27,000        306,281
Pohang Iron & Steel Co., Ltd. ....................         9,890        918,599
Pohang Iron & Steel Co., Ltd. ADR (a) ............         4,800        110,400
Samsung Electro-Mechanics Co. ....................        17,281        576,253
Samsung Electronics Co. ..........................         4,610        398,352
Samsung Securities Co., Ltd. (a) .................        13,330        485,604
Shinhan Financial Group Co., Ltd. (a) ............        85,660      1,144,524
Shinsegae Co., Ltd. ..............................         2,230        235,988
SK Telecom Co., Ltd. .............................        10,410      2,124,004
Tong Yang Confectionery Corp. ....................        12,780        326,919
Yuhan Corp. ......................................         3,360        159,878
                                                                    -----------
                                                                     14,059,301
                                                                    -----------
MALAYSIA 5.8%
British American Tobacco Bhd. ....................        47,000        457,626
Carlsberg Brewery Bhd. ...........................        50,000        142,103
Digi.com Bhd. (a) ................................       185,577        244,177
Gamuda Bhd. ......................................       233,000        277,144
IJM Corp., Bhd. ..................................        85,000         95,288
Magnum Corp., Bhd. ...............................       480,000        269,049
Malayan Banking Bhd. .............................       266,600        582,303
Malaysian Pacific Industries Bhd. ................        53,000        218,971


SEE NOTES TO FINANCIAL STATEMENTS          11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                      MARKET
DESCRIPTION                                             SHARES         VALUE
MALAYSIA (CONTINUED)
Public Bank Bhd. .................................       536,000    $   352,627
Resorts World Bhd. ...............................       165,000        267,036
Tanjong Public Co., Ltd. .........................        73,000        163,287
Technology Resources Industries (a) ..............       366,000        278,349
Telekom Malaysia Bhd. ............................       128,000        346,943
Tenaga Nasional Bhd. .............................       108,000        304,101
                                                                    -----------
                                                                      3,999,004
                                                                    -----------
SINGAPORE 11.8%
CapitaLand Ltd. ..................................       146,000        147,858
Chartered Semiconductor Manufacturing Ltd. (a) ...       152,000        403,358
City Developments Ltd. ...........................        70,000        229,353
DBS Group Holdings Ltd. ..........................       177,661      1,327,767
Keppel Corp., Ltd. ...............................       174,000        267,620
Neptune Orient Lines Ltd. (a) ....................       576,000        302,583
Oversea-Chinese Banking Corp., Ltd. ..............       149,150        888,519
Sembcorp Logistics Ltd. ..........................       275,600        268,660
SIA Engineering Co., Ltd. ........................       365,000        256,973
Singapore Airlines Ltd. ..........................       106,000        631,465
Singapore Press Holdings Ltd. ....................        61,200        722,534
Singapore Technology Engineering Ltd. ............       319,000        405,984
Singapore Telecommunications Ltd. ................       499,000        475,624
United Overseas Bank Ltd. ........................       188,156      1,294,114
Venture Manufacturing Ltd. .......................        82,800        596,393
                                                                    -----------
                                                                      8,218,805
                                                                    -----------
TAIWAN 18.9%
Accton Technology Corp. (a) ......................       152,000        391,025
Advanced Semiconductor Engineering, Inc. (a) .....        97,000         90,110
Ambit Microsystems Corp. .........................        62,784        288,930
ASE Test Ltd. (a) ................................        26,000        362,180
Asustek Computer, Inc. ...........................       146,173        639,259
AU Optronics Corp. (a) ...........................       319,000        341,020
Bank Sinopac (a) .................................       759,400        316,914
China Steel Corp. ................................       328,910        128,330
Chinatrust Commercial Bank .......................     1,237,285        742,689
Faraday Technology Corp. .........................        30,800        145,262
Formosa Chemicals & Fibre Corp. ..................       679,800        456,633
Fubon Group Co., Ltd. (a) ........................       401,249        348,663
Hon Hai Precision Industry .......................       194,265        888,449
President Chain Store Corp. ......................       158,088        334,386
Quanta Computer, Inc. ............................       161,750        527,069
Siliconware Precision Industries Co. (a) .........       463,752        409,602


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                      MARKET
DESCRIPTION                                             SHARES         VALUE
TAIWAN (CONTINUED)
Sunplus Technology Co., Ltd. .....................        80,300    $   247,889
Taipei Bank ......................................       335,000        250,879
Taiwan Cellular Corp. (a) ........................       253,825        339,546
Taiwan Semiconductor Manufacturing Co., Ltd. (a) .     1,537,649      3,845,771
United MicroElectronics Corp. (a) ................     1,371,977      2,000,024
                                                                    -----------
                                                                     13,094,630
                                                                    -----------
THAILAND 2.1%
Adavanced Info Services Public Co., Ltd. .........       386,700        356,234
Delta Electronics Public Co., Ltd. ...............       293,700        185,907
PTT Exploration & Production Public Co., Ltd. ....        82,700        209,391
Shin Corp. Public Co., Ltd. (a) ..................       551,000        194,317
Siam Cement Public Co., Ltd. (a) .................        13,100        137,412
Siam City Cement Public Co., Ltd. ................       102,733        336,753
                                                                    -----------
                                                                      1,420,014
                                                                    -----------
TOTAL COMMON STOCKS 87.9%
     (Cost $50,943,644) ........................................     61,029,338
                                                                    -----------

PREFERRED STOCKS 6.1%
KOREA 6.1%
Samsung Electronics Co.
     (Cost $2,509,114) ...........................        19,976      4,243,094
                                                                    -----------

TOTAL LONG-TERM INVESTMENTS 94.0%
     (Cost $53,452,758) ........................................     65,272,432
                                                                    -----------

FOREIGN CURRENCY 1.2%
     (Cost $838,452) ...........................................        838,125
                                                                    -----------

TOTAL INVESTMENTS 95.2%
     (Cost $54,291,210) ........................................     66,110,557

OTHER ASSETS IN EXCESS OF LIABILITIES 4.8% .....................      3,362,129
                                                                    -----------

NET ASSETS 100.0% ..............................................    $69,472,686
                                                                    ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR-AMERICAN DEPOSITARY RECEIPT

GDR-GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)




           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       MARKET        PERCENT OF
INDUSTRY                                                VALUE        NET ASSETS
Financials .......................................   $18,478,972        26.6%
Information Technology ...........................    17,019,229        24.5
Telecommunication Services .......................     8,503,182        12.2
Industrials ......................................     7,687,605        11.1
Consumer Discretionary ...........................     6,636,883         9.6
Utilities ........................................     2,259,414         3.3
Consumer Staples .................................     1,965,282         2.8
Materials ........................................     1,859,948         2.7
Energy ...........................................       702,039         1.0
Health Care ......................................       159,878         0.2
                                                     -----------        ----
                                                     $65,272,432        94.0%
                                                     ===========        ====








                                       14      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $53,452,758) .....................................   $  65,272,432
Foreign Currency (Cost $838,452) .........................................         838,125
Cash .....................................................................         373,770
Receivables:
   Investments Sold ......................................................       2,195,220
   Fund Shares Sold ......................................................       1,433,649
   Investment Advisor ....................................................          69,688
   Dividends .............................................................          21,566
Other ....................................................................          37,873
                                                                             -------------
     Total Assets ........................................................      70,242,323
                                                                             -------------
LIABILITIES:
Payables:
   Fund Shares Repurchased ...............................................         413,365
   Custody Fee ...........................................................         131,631
   Shareholder Reports ...................................................         101,183
   Distributor and Affiliates ............................................          61,063
   Administrative Fee ....................................................          16,056
   Deferred Country Tax ..................................................           2,075
   Directors' Fee ........................................................           1,654
Directors' Deferred Compensation and Retirement Plans ....................          38,995
Accrued Expenses .........................................................           3,615
                                                                             -------------
     Total Liabilities ...................................................         769,637
                                                                             -------------
NET ASSETS ...............................................................   $  69,472,686
                                                                             =============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
   shares authorized) ....................................................   $ 176,546,917
Net Unrealized Appreciation on Investments
   and Foreign Currency Translations* ....................................      11,820,121
Accumulated Net Investment Loss ..........................................        (714,038)
Accumulated Net Realized Loss ............................................    (118,180,314)
                                                                             -------------
NET ASSETS ...............................................................   $  69,472,686
                                                                             =============
Class A Shares:
   Net asset value and redemption price per share (Based on net assets of
   $34,656,449 and 4,347,321 shares of beneficial interest issued
   and outstanding) ......................................................   $        7.97
   Maximum sales charge (5.75%** of offering price) ......................            0.49
                                                                             -------------
   Maximum offering price to public ......................................   $        8.46
                                                                             =============
Class B Shares:
   Net asset value and offering price per share (Based on net assets of
   $19,315,491 and 2,555,418 shares of beneficial interest issued
   and outstanding) ......................................................   $        7.56
                                                                             =============
Class C Shares:
   Net asset value and offering price per share (Based on net assets of
   $15,500,746 and 2,057,942 shares of beneficial interest issued
   and outstanding) ......................................................   $        7.53
                                                                             =============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $2,075.
** ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS      15

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $35,644) ..............   $    479,377
Interest .............................................................         42,816
                                                                         ------------
     Total Income ....................................................        522,193
                                                                         ------------
EXPENSES:
Investment Advisory Fee ..............................................        344,220
Custody ..............................................................        257,248
Distribution (12b-1) and Service Fees (Attributed to Classes
   A, B and C of $44,113, $91,950 and $74,887, respectively) .........        210,950
Administrative Fee ...................................................         88,091
Country Tax Expense ..................................................         76,072
Legal ................................................................         19,688
Directors' Fees and Related Expenses .................................          6,397
Other ................................................................        118,154
                                                                         ------------
     Total Expenses ..................................................      1,120,820
     Less Expense Reductions .........................................       (243,757)
                                                                         ------------
     Net Expenses ....................................................        877,063
                                                                         ------------
NET INVESTMENT LOSS ..................................................   $   (354,870)
                                                                         ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments .......................................................   $ (5,101,162)
   Foreign Currency Transactions .....................................        (98,442)
                                                                         ------------
Net Realized Loss ....................................................     (5,199,604)
                                                                         ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period ...........................................      5,462,622
   End of the Period:
     Investments .....................................................     11,819,674
     Foreign Currency Translations ...................................            447
                                                                         ------------
                                                                           11,820,121
                                                                         ------------
Net Unrealized Appreciation During the Period ........................      6,357,499
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN .....................................   $  1,157,895
                                                                         ============
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................   $    803,025
                                                                         ============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                              SIX MONTHS ENDED       YEAR ENDED
                                                              DECEMBER 31, 2001    JUNE 30, 2001
                                                              -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss .......................................    $    (354,870)      $  (1,000,630)
Net Realized Loss .........................................       (5,199,604)        (32,458,194)
Net Unrealized Appreciation/Depreciation
   During the Period ......................................        6,357,499         (19,597,169)
                                                               -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES .......          803,025         (53,055,993)
                                                               -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .................................      164,103,243         284,140,264
Cost of Shares Repurchased ................................     (182,906,500)       (304,625,622)
                                                               -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ........      (18,803,257)        (20,485,358)
                                                               -------------       -------------
TOTAL DECREASE IN NET ASSETS ..............................      (18,000,232)        (73,541,351)
NET ASSETS:
Beginning of the Period ...................................       87,472,918         161,014,269
                                                               -------------       -------------
End of the Period (Including accumulated net investment
   loss of $714,038 and $359,168, respectively) ...........    $  69,472,686       $  87,472,918
                                                               =============       =============




SEE NOTES TO FINANCIAL STATEMENTS      17

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED                                 YEAR ENDED JUNE 30,
                                         DECEMBER 31,   ---------------------------------------------------------------------
CLASS A SHARES                             2001(a)        2001(a)        2000(a)        1999(a)       1998(a)         1997
                                         ------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD ............    $   7.92       $  13.06       $  11.48       $   6.53      $  16.62       $  17.15
                                          --------       --------       --------       --------      --------       --------
  Net Investment
    Income/Loss ......................       (0.03)         (0.05)         (0.08)          0.02         (0.04)         (0.06)
  Net Realized and
    Unrealized Gain/Loss .............        0.08          (5.09)          1.66           4.93        (10.03)         (0.14)
                                          --------       --------       --------       --------      --------       --------
Total From Investment
  Operations .........................        0.05          (5.14)          1.58           4.95        (10.07)         (0.20)
                                          --------       --------       --------       --------      --------       --------
Less Distributions from
  and in Excess of Net
  Realized Gain ......................         -0-            -0-            -0-            -0-         (0.02)         (0.33)
                                          --------       --------       --------       --------      --------       --------
NET ASSET VALUE END OF
  THE PERIOD .........................    $   7.97       $   7.92       $  13.06       $  11.48      $   6.53       $  16.62
                                          ========       ========       ========       ========      ========       ========
Total Return* (b) ....................        0.38%**      -39.11%          13.49%        75.69%       -60.57%         -1.10%
Net Assets at End of
  the Period (In millions) ...........    $   34.7       $   48.6       $   76.3       $   88.8      $   47.1       $  175.4
Ratio of Expenses to
  Average Net Assets* ................        2.22%          2.02%          1.92%          1.95%         1.90%          1.84%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* ........................       (0.72)%        (0.50)%        (0.66)%         0.28%        (0.39)%        (0.31)%
Portfolio Turnover ...................          77%**         125%           108%           138%          130%            74%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................        2.95%          2.13%          2.02%          2.03%         2.21%           N/A
Ratio of Net Investment
  Income/Loss to Average Net Assets ..       (1.45)%        (0.61)%        (0.76)%         0.20%        (0.53)%          N/A
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense
  and interest expense ...............        1.90%          1.90%          1.90%          1.90%         1.90%           N/A

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED                                 YEAR ENDED JUNE 30,
                                         DECEMBER 31,   ----------------------------------------------------------------------
CLASS B SHARES                             2001(a)        2001(a)        2000(a)        1999(a)       1998(a)         1997
                                         -------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD ............    $   7.52       $  12.43       $  11.01       $   6.31       $  16.17       $  16.81
                                          --------       --------       --------       --------       --------       --------
  Net Investment Loss ................       (0.05)         (0.12)         (0.17)         (0.03)         (0.10)         (0.16)
  Net Realized and Unrealized
    Gain/Loss ........................        0.09          (4.79)          1.59           4.73          (9.74)         (0.15)
                                          --------       --------       --------       --------       --------       --------
Total From Investment
  Operations .........................        0.04          (4.91)          1.42           4.70          (9.84)         (0.31)
                                          --------       --------       --------       --------       --------       --------
Less Distributions from
  and in Excess of Net
  Realized Gain ......................         -0-            -0-            -0-            -0-          (0.02)         (0.33)
                                          --------       --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
  THE PERIOD .........................    $   7.56       $   7.52       $  12.43       $  11.01       $   6.31       $  16.17
                                          ========       ========       ========       ========       ========       ========
Total Return* (b) ....................        0.53%**      -39.45%         12.81%         74.48%        -60.89%         -1.79%
Net Assets at End of
  the Period (In millions) ...........    $   19.3       $   21.6       $   45.8       $   42.9       $   26.1       $   62.8
Ratio of Expenses to
  Average Net Assets* ................        2.97%          2.77%          2.67%          2.70%          2.65%          2.59%
Ratio of Net Investment
  Loss to Average
  Net Assets* ........................       (1.47)%        (1.30)%        (1.42)%        (0.44)%        (1.01)%        (1.04)%
Portfolio Turnover ...................          77%**         125%           108%           138%           130%            74%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................        3.70%          2.92%          2.77%          2.78%          2.96%           N/A
Ratio of Net Investment Loss to
  Average Net Assets .................       (2.20)%        (1.45)%        (1.52)%        (0.52)%        (1.15)%          N/A
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense and
  interest expense ...................        2.65%          2.65%          2.65%          2.65%          2.65%           N/A

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS      19

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED                                 YEAR ENDED JUNE 30,
                                         DECEMBER 31,   ----------------------------------------------------------------------
CLASS C SHARES                             2001(a)        2001(a)        2000(a)        1999(a)       1998(a)         1997
                                         -------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD ............    $   7.50       $  12.39       $  10.97       $   6.29       $  16.14       $  16.78
  Net Investment Loss ................       (0.05)         (0.12)         (0.17)         (0.04)         (0.12)         (0.21)
  Net Realized and Unrealized
    Gain/Loss ........................        0.08          (4.77)          1.59           4.72          (9.71)         (0.10)
                                          --------       --------       --------       --------       --------       --------
Total From Investment
    Operations .......................        0.03          (4.89)          1.42           4.68          (9.83)         (0.31)
                                          --------       --------       --------       --------       --------       --------
Less Distributions from
  and in Excess of Net
  Realized Gain ......................         -0-            -0-            -0-            -0-          (0.02)         (0.33)
                                          --------       --------       --------       --------       --------       --------
NET ASSET VALUE, END OF
  THE PERIOD .........................    $   7.53       $   7.50       $  12.39       $  10.97       $   6.29       $  16.14
                                          ========       ========       ========       ========       ========       ========
Total Return* (b) ....................        0.40%**      -39.37%         12.76%         74.13%        -60.88%         -1.79%
Net Assets at End of the
  Period (In millions) ...............    $   15.5       $   17.3       $   38.9       $   40.7       $   28.8       $  114.5
Ratio of Expenses to
  Average Net Assets* ................        2.97%          2.77%          2.67%          2.70%          2.65%          2.59%
Ratio of Net Investment
  Loss to Average
  Net Assets* ........................       (1.47)%        (1.31)%        (1.43)%        (0.48)%        (1.17)%        (1.06)%
Portfolio Turnover ...................          77%**         125%           108%           138%           130%            74%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets .........................        3.70%          2.92%          2.77%          2.78%          2.96%           N/A
Ratio of Net Investment Loss
  to Average Net Assets ..............       (2.20)%        (1.46)%        (1.53)%        (0.56)%        (1.31)%          N/A
Ratio of Expenses to Average
  Net Assets excluding
  country tax expense and
  interest expense ...................        2.65%          2.65%          2.65%          2.65%          2.65%           N/A

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


      The Van Kampen Asian Equity Fund (formerly Van Kampen Asian Growth) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Asian issuers, excluding Japan. The Fund commenced operations on June 23, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforwards for tax purposes of $86,892,605 which will expire between June 30, 2006 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $53,452,758, the aggregate gross unrealized appreciation is $13,643,303 and the aggregate gross unrealized depreciation is $1,823,629 resulting in net unrealized appreciation on long- and short-term investments of $11,819,674.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million ...........................................     1.00%
Next $500 million ............................................     0.95%
Over $1 billion ..............................................     0.90%

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadvisor", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                      CLASS B
                  CLASS A                           AND CLASS C
             MAXIMUM OPERATING                   MAXIMUM OPERATING
               EXPENSE RATIO                       EXPENSE RATIO
                   1.90%                               2.65%

      For the period ended December 31, 2001, the Adviser voluntarily waived $243,757 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $9,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $22,325. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $31,192 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $51,300.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                    CONTINGENT DEFERRED SALES
                                                    CHARGE AS A PERCENTAGE OF
                                                 DOLLAR AMOUNT SUBJECT TO CHARGE
                                                 -------------------------------
YEAR OF REDEMPTION                                     CLASS B       CLASS C
First ....................................              5.00%         1.00%
Second ...................................              4.00%          None
Third ....................................              3.00%          None
Fourth ...................................              2.50%          None
Fifth ....................................              1.50%          None
Thereafter ...............................               None          None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


      For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,300 and CDSC on redeemed shares of Classes B and C of approximately $45,200. Sales charges do not represent expenses of the Fund.

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                DECEMBER 31, 2001  JUNE 30, 2001
                                                -----------------  -------------
CAPITAL SHARE TRANSACTIONS:
CLASS A:
  Shares:
    Subscribed ..............................        22,775,565       30,579,510
    Redeemed ................................       (24,567,157)     (30,280,075)
                                                  -------------    -------------
  Net Increase/Decrease in Class A
    Shares Outstanding ......................        (1,791,592)         299,435
                                                  =============    =============
  Dollars:
    Subscribed ..............................     $ 158,839,723    $ 263,858,220
    Redeemed ................................      (173,847,208)    (268,209,906)
                                                  -------------    -------------
  Net Decrease ..............................     $ (15,007,485)   $  (4,351,686)
                                                  =============    =============
  Ending Paid in Capital ....................     $  74,138,923    $  89,685,810+
                                                  =============    =============
CLASS B:
  Shares:
    Subscribed ..............................            66,139          385,568
    Redeemed ................................          (376,940)      (1,206,665)
                                                  -------------    -------------
  Net Decrease in Class B Shares Outstanding.          (310,801)        (821,097)
                                                  =============    =============
  Dollars:
    Subscribed ..............................     $     458,855    $   3,436,083
    Redeemed ................................        (2,541,718)     (11,232,737)
                                                  -------------    -------------
  Net Decrease ..............................     $  (2,082,863)   $  (7,796,654)
                                                  =============    =============
  Ending Paid in Capital ....................     $  49,429,313    $  51,857,751+
                                                  =============    =============
CLASS C:
  Shares:
    Subscribed ..............................           706,424        2,006,847
    Redeemed ................................          (951,607)      (2,845,965)
                                                  -------------    -------------
  Net Decrease in Class C Shares Outstanding.          (245,183)        (839,118)
                                                  =============    =============
  Dollars:
    Subscribed ..............................     $   4,804,665    $  16,845,961
    Redeemed ................................        (6,517,574)     (25,182,979)
                                                  -------------    -------------
  Net Decrease ..............................     $  (1,712,909)   $  (8,337,018)
                                                  =============    =============
  Ending Paid in Capital ....................     $  52,978,681    $  54,971,375+
                                                  =============    =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


4.  INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $50,527,107 and sales of $64,671,559 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $78,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $12,800.

                             VAN KAMPEN INVESTMENTS




THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value*
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at
   www.vankampen.com --
   to view a prospectus, select                      [GRAPHIC OF COMPUTER]
   DOWNLOAD PROSPECTUS

-  call us at (800) 341-2911
   Telecommunications
   Device for the Deaf (TDD)                         [GRAPHIC OF PHONE]
   users, call (800) 421-2833.

-  e-mail us by visiting
   www.vankampen.com and
   selecting CONTACT US                              [GRAPHIC OF ENVELOPES]




 * Closed to new investors
** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN ASIAN EQUITY FUND



BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY


INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020


DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555


CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245


DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256


LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606


INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601



* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.







                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        vankampen.com


                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(TM)


                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     452, 552, 652                             Member NASD/SIPC.
                     MSAG SAR 2/02                               5279B02-AP-2/02

                                                           VAN KAMPEN
                                                           EMERGING MARKETS FUND
                                                           SEMIANNUAL REPORT





                                                           DECEMBER 31, 2001

                          [WOMAN WITH FLOWERS PHOTO]



                                         Privacy Notice information on the back.


                                                   VAN KAMPEN
                                                   INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                        TOP FIVE COUNTRIES     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS    11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    12
                      FINANCIAL STATEMENTS    20
             NOTES TO FINANCIAL STATEMENTS    26

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS    34
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    35


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

VAN KAMPEN

WISHES PEACE

AND PROSPERITY

TO ALL.

              NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)
[CHART]

Dec 99                    8.3%
Mar 00                    4.8%
Jun 00                    5.7%
Sep 00                    1.3%
Dec 00                    1.9%
Mar 01                    1.3%
Jun 01                    0.3%
Sep 01                   -1.3%
Dec 01                    0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)
[CHART]

                       INTEREST RATES   INFLATION
         Dec 99             5.5%          2.7%
                            5.5%          2.7%
                           5.75%          3.2%
         Mar 00             6.0%          3.8%
                            6.0%          3.1%
                            6.5%          3.2%
         Jun 00             6.5%          3.7%
                            6.5%          3.7%
                            6.5%          3.4%
         Sep 00             6.5%          3.5%
                            6.5%          3.4%
                            6.5%          3.4%
         Dec 00             6.5%          3.4%
                            5.5%          3.7%
                            5.5%          3.5%
         Mar 01             5.0%          2.9%
                            4.5%          3.3%
                            4.0%          3.6%
         Jun 01            3.75%          3.2%
                           3.75%          2.7%
                            3.5%          2.7%
         Sep 01             3.0%          2.6%
                            2.5%          2.1%
                            2.0%          1.9%
         Dec 01            1.75%          1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

Source: Bloomberg

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                A SHARES    B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -1.33%       -1.40%      -1.27%
--------------------------------------------------------------------------------
Six-month total return(2)                        -6.96%       -6.33%      -2.25%
--------------------------------------------------------------------------------
One-year total return(2)                        -11.22%      -10.74%      -6.96%
--------------------------------------------------------------------------------
Five-year average annual total return(2)         -4.40%       -4.15%      -3.86%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)      -4.18%       -3.31%      -4.06%
--------------------------------------------------------------------------------
Commencement date                                7/6/94       8/1/95      7/6/94
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND
    1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1
    FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS +
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   SAMSUNG ELECTRONICS                                                    5.2%
     Manufactures consumer and industrial electronic equipment.

2.   TAIWAN SEMICONDUCTOR MANUFACTURING                                     4.1%
     Designs and manufactures integrated circuits.

3.   ANGLO AMERICAN                                                         3.2%
     Mines for gold, platinum, coal and other materials worldwide.

4.   TELEFONOS DE MEXICO (TELMEX)                                           3.2%
     Provides telecommunications services to residents of Mexico.

5.   CHINA MOBILE                                                           2.9%
     Provides cellular telecommunications services in China.

6.   SK TELECOM                                                             2.4%
     Provides wireless telecommunications services in Korea.

7.   UNIFIED ENERGY SYSTEM                                                  2.2%
     Provides electricity to customers in Russia.

8.   PETROLEO BRASILEIRO (PETROBRAS)                                        2.1%
     Distributes gasoline and other petroleum products in Brazil.

9.   UNITED MICROELECTRONICS                                                2.1%
     Manufactures integrated circuits and other electronic products.

10.  AMERICA MOVIL                                                          1.8%
     Provides wireless communications services in South America.

 + SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES *
(AS A PERCENTAGE OF NET ASSETS)

              DECEMBER 31, 2001            JUNE 30, 2001
Korea              19.5%                      13.7%
Taiwan             13.1%                      10.2%
Mexico             11.5%                      12.3%
South Africa        9.8%                      10.0%
Brazil              9.7%                      10.5%

 *  SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EMERGING MARKETS FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE NARAYAN RAMACHANDRAN, A MANAGING DIRECTOR; RUCHIR SHARMA, AN EXECUTIVE DIRECTOR; ASHUTOSH SINHA, AN EXECUTIVE DIRECTOR; AND MICHAEL PERL, AN EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE FUND OVER THE PERIOD?

A    Emerging market equities experienced two distinct phases of performance during the second half of 2001. We would characterize the first three months of the period, leading up to the events of September 11, as a continuation of the markets' poor sentiment. Stocks were weighed down by the global economic slowdown and poor earnings outlook for listed companies. The U.S. economy, the world's engine for growth during the 1990s, appeared mired in recession, while Europe and Japan were experiencing their own economic problems. All eyes were focused on the U.S. domestic consumer, the sole significant driver of global economic activity.

     This pattern reversed sharply by the end of September as market sentiment swung sharply to optimism. Economic indicators in the U.S. turned marginally positive and markets around the world began to rally on expectations of a recovery in the U.S. economy in early 2002. The emerging markets staged a significant recovery during this period, rallying almost 20 percent from September 21 to the end of the year, leaving the six-month returns essentially flat.

     While global economic developments influenced market performance, the most significant development within the emerging markets was the crisis in Argentina. The country's well-publicized economic problems came to a head over the course of the period when the government finally recognized that the country's policy of pegging the peso to the U.S. dollar was unsustainable. After nearly four years of recession, the public took to the streets, leading to a series of government-appointed presidents each in turn being ousted by an angry populace. The government was ultimately forced to float the currency, which led to a sharp devaluation.

     Earlier in the year, the developments in Argentina had put negative pressure on other emerging markets, particularly Brazil and to a lesser extent Turkey. As the crisis unfolded, however, the "contagion effect" that had plagued emerging markets in the past was muted. By the end of the year, Brazil and Turkey rallied significantly.

Q    HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A    For the six-month period ended December 31, 2001, the fund returned -1.33 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY
FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE FUND'S BENCHMARK, THE MSCI EMERGING MARKETS FREE INDEX, RETURNED -0.74 PERCENT FOR THE SAME PERIOD. THE MSCI EMERGING MARKETS FREE INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX OF MORE THAN 850 STOCKS TRADED IN 23 WORLD MARKETS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THIS ENVIRONMENT?

A    Our view remained that the global economy, led by the United States, formed a trough during the second half of 2001. While we believed economic activity was likely to pick up in the future, we believed the recovery could be muted. This concern led us to position the fund to benefit from a modest degree of economic recovery. In portfolio terms, this meant that, relative to the benchmark index, we overweighted the South Korean market. We hoped that South Korea would benefit from continued domestic demand, with the potential added fuel of global economic recovery. We also overweighted Mexican stocks because we believed this region could benefit from strong management and moderate domestic growth prospects. We believed these overweights were complemented by below-market positions in countries that appeared, for structural reasons, likely to be left behind in a rally. We also continued to keep the fund entirely out of Argentine stocks.

     Across all markets, we emphasized stocks with strong secular growth prospects that our analysts could stand behind with a high degree of conviction. These stocks covered the style spectrum from growth to value. We also continued to reduce the fund's holdings in stocks and sectors that had deteriorating fundamentals in favor of those that we believed offered better prospects. In many cases, this trimming included stocks that had reached fair valuations.

Q WHAT WERE SOME OF THE KEY TRENDS IN EACH OF THE REGIONS IN WHICH THE FUND INVESTS?

A    The fund continued to be heavily exposed to Asian markets. As mentioned earlier, we were optimistic about South Korea and, as a result, the country was the fund's largest overweight. In our opinion, South Korea was and remains a strong domestic growth story, with third quarter numbers that were much stronger than expected. The country also had abundant domestic liquidity and a significant flow of assets from fixed income into equities. On an external basis, the country is the world's largest producer of DRAM semiconductors and therefore we believe may be well-poised to participate in a global economic recovery. The country was one of the best performers during the period, returning 56 percent for the second half of 2001.

     We also continued to keep the fund exposed to China, but at a neutral position relative to the benchmark index. China was another market with strong domestic growth, and even in the midst of a world recession, was able to sustain a growth rate of roughly 8 percent. We believe one of the main reasons the country has been able to maintain this growth rate has been its ongoing conversion from an agriculture-based society. The largest problem we currently see in the Chinese market is valuations, which by our measures are quite high because of a combination of attractive growth prospects and limited equity supply.

     Taiwan was another noteworthy market in the period. The country continued to suffer from an unhealthy relationship between its government and corporate sectors that has produced a bad debt problem without a defined solution. As a result, we kept the fund underweighted in Taiwan relative to its benchmark during the period. This positioning proved to be a slight drag on performance, as Taiwan performed very strongly during the period. However, these negative effects were offset by strong stock selection within the Taiwanese market. Notably, we overweighted semiconductor stocks, which enjoyed some of the strongest performance.

     In Latin America, the most significant story was Argentina. The country's well-publicized economic difficulties grew steadily worse over the period, and we kept the fund entirely out of the Argentine market for most of the period. Our analysis showed that, under the fixed-currency regime, Argentina would not be able to generate enough growth to collect sufficient taxes to service its debt load. We were also concerned about the country's inability to pursue an independent monetary policy in light of its currency peg to the dollar. Not surprisingly, the country was the worst-performing market during the period.

     While Argentina's troubles did not cause a full-blown crisis as happened in the Asian markets in 1998, Argentina did have a bit of a contagion effect on neighboring Brazil, which detracted modestly from the portfolio's performance. While Brazil faced some problems of its own, investors seemed to ignore these problems. Instead, Brazil was swamped by a general perception that the country's reliance on external financing made it vulnerable to fallout from Argentina. However, the two markets have since decoupled.

     In Mexico, the country passed fiscal and tax reforms in the first half of 2001 that we believe substantially improved the country's future risk characteristics. Mexico also benefited from its close relationship with the United States and the Bush administration. As a result of these forces, the country has been on a steady path of ratings upgrades and has been perceived as a relatively less volatile region within emerging markets.

     Emerging Europe, the Middle East, and Africa continued to be a highly heterogeneous grouping of markets. As mentioned earlier, Turkey was one of the fund's overweights during the period. The country had its share of currency problems over the year, highlighted by its forced devaluation of the lira in February after the International Monetary Fund-led program of gradual devaluation proved unsustainable. In spite of these problems, we believe that the country represents a good long-term investment because of its strategic importance as the only Muslim country in NATO. The market also appeared to recognize that the country was oversold--Turkey's market rebounded strongly from its September lows to be one of the best performers in the fourth-quarter rally.

     Russia's path of integration with the west continued and, in fact, accelerated in the wake of September 11. The country has also benefited from its position as an oil producer. Russian oil companies have enjoyed high margins and increased importance globally. Vladimir Putin has also earned the respect of the international community with his ongoing commitment to financial and government reform, which has significantly improved the country's risk profile.

Q    WHAT STOCKS HELPED THE FUND'S PERFORMANCE?

A    Samsung Electronics was a good example of a company that benefited from the resurgence of South Korea's technology sector. The company is a global leader in DRAM semiconductor production as well as the fourth-largest producer of handsets. As a result, the company was optimally positioned to benefit from the turnaround in demand for semiconductors.

     The fund also enjoyed positive performance from stocks that were aligned with our strategy of finding strong companies in markets with what we believed to be attractive domestic growth. Unified Energy was one such contributor. The company is Russia's monopoly electricity company, and has been a great beneficiary of the country's liberalization policies as well as more efficient tariff rebalancing. In Mexico, Telmex boosted the fund's performance. The telephone company continued to benefit from its popularity with investors because of Telmex's focus on shareholder value, ongoing demand for its products, and strong free cash flow.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT STOCKS WERE DISAPPOINTMENTS?

A    The fund's holdings in telecommunications stocks continued to suffer from the sector's global difficulties. Brazil's Telebras was pulled down by both the real's devaluation as well as Argentina's difficulties. SK Telecom, a South Korean holding, was also hurt by the sector's global weakness in spite of the company's compelling valuation and growth characteristics.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A    Even with the strong rebound in the last three months of 2001, we believe that coming into 2002, the emerging markets are generally very attractively valued after a long period of poor relative performance. The process of liberalization and reform is proceeding at different speeds in different countries, but may be sufficiently widespread to merit confidence in the improving prospects for many countries. These markets are generally export and commodity based, and as a result their economic health is partially dependent on the ongoing demand from other countries. We believe that these markets may be well positioned to benefit should the global economy stabilize.

     Within that framework, we are cautiously optimistic about the prospects for a global economic recovery. Our view is that the overinvestment excesses of the 1990s have not yet been worked out of the system and that this purging may take some time. As a result, we do believe a recovery could occur, but we believe a recovery is likely to be more muted than the market is currently discounting.

                          ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
COMMON STOCKS 93.3%
BRAZIL  5.2%
Banco Bradesco S.A. ADR..........................        10,375     $    266,638
Brazil Telecom Participacoes S.A. ADR............        20,948          868,923
CEMIG ADR (a)....................................        21,427          310,477
CVRD ADR (a).....................................        35,329          834,118
Eletrobras S.A...................................     6,709,000           96,672
Eletrobras S.A. ADR..............................           600            4,051
Empresa Brasileira de Aeronautica S.A. ADR.......        13,063          289,084
Lojas Arupau S.A. ADR (a,b)......................        14,225              -0-
Petrobras S.A. ADR...............................        39,210          871,638
Petroleo Brasileiro S.A. ADR.....................        62,110        1,447,163
Tele Celular Sul S.A. ADR........................        11,494          187,927
Tele Norte Leste S.A. ADR........................         9,800          153,174
Telemig Celular S.A. ADR.........................         2,679          100,784
Telesp Celular S.A. ADR..........................        15,135          140,150
Unibanco GDR.....................................        18,898          421,426
Votorantim Celulose e Papel S.A. ADR (a).........        20,600          363,590
                                                                    ------------
                                                                       6,355,815
                                                                    ------------
CHILE  0.4%
Cia Telecom ADR (a)..............................        31,890          429,239
Enersis S.A. ADR.................................         8,700          115,710
                                                                    ------------
                                                                         544,949
                                                                    ------------
CHINA  1.6%
Aluminum Corp. of China Ltd. (a).................     1,776,000          309,721
Beijing Capital International Airport, Class H...       814,000          192,057
Beijing Datang Power Gen. Co., Ltd...............       675,000          216,388
China Merchants Holdings International Co., Ltd..       351,000          225,043
China Petroleum & Chemical Corp..................     1,600,000          219,529
Huaneng Power International, Inc., Class H.......       384,000          231,429
PetroChina Co., Ltd., Class H....................     1,236,000          218,719
Travelsky Technology Ltd., Class H (a)...........       352,000          270,821
Yanzhou Coal  Mining Co., Ltd. ADR...............         2,228           35,091
Yanzhou Coal Mining Co., Ltd., Class H...........        10,000            3,174
                                                                    ------------
                                                                       1,921,972
                                                                    ------------
CZECH REPUBLIC  0.1%
Cesky Telecom a.s................................        12,400          126,402
                                                                    ------------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
EGYPT 0.0%
MobiNil (a)......................................         2,700     $     19,647
                                                                    ------------
HONG KONG  4.0%
China Mobile Ltd. (a)............................       997,000        3,509,348
Citic Pacific Ltd................................       216,000          480,554
CNOOC Ltd........................................       620,000          584,343
Denway Motors Ltd................................       840,300          261,298
Legend Holdings Ltd..............................       138,000           70,341
                                                                    ------------
                                                                       4,905,884
                                                                    ------------
HUNGARY  1.9%
Gedeon Richter Rt................................         7,934          435,211
Gedeon Richter Rt. GDR...........................         4,924          268,358
Matav Rt.........................................        82,842          273,257
Matav Rt. ADR....................................        11,068          188,045
MOL Magyar Olaj-es Gazipari Rt...................        15,391          278,801
MOL Magyar Olaj-es Gazipari Rt. (Registered) GDR.           520            9,360
OTP Bank Rt......................................         8,209          493,680
OTP Rt. Bank GDR.................................         5,980          354,614
                                                                    ------------
                                                                       2,301,326
                                                                    ------------
INDIA  6.4%
Bharat Heavy Electricals Ltd.....................        98,038          285,859
Bharat Petroleum Corp., Ltd......................        43,800          171,676
BSES Ltd.........................................        41,500          170,708
Cipla Ltd........................................         9,700          228,982
Colgate-Palmolive (India) Ltd....................        52,994          183,314
Container Corp. of India Ltd.....................       114,500          349,056
Dabur India Ltd..................................       116,000          163,343
Dr Reddy's Laboratories Ltd......................        20,400          390,676
Gujarat Ambuja Cements Ltd.......................        75,622          297,893
HDFC Bank Ltd....................................        36,150          168,455
HDFC Bank Ltd. ADR (a)...........................        16,500          240,075
Hero Honda Motors Ltd............................       106,080          551,519
Hindustan Lever Ltd..............................       175,490          813,943
Hindustan Petroleum Corp., Ltd...................        54,900          158,939
Housing Development Finance Corp., Ltd...........        34,190          470,130
India-Info.com Ltd. (a,b)........................        47,630           11,112
Infosys Technologies Ltd.........................         7,600          642,044
ITC Ltd..........................................         9,200          129,128
ITC Ltd. GDR.....................................        10,750          166,625
Mahanagar Telephone Nigam Ltd....................       143,250          376,247
Mahanagar Telephone Nigam Ltd. ADR (a)...........        28,800          173,088
Ranbaxy Laboratories Ltd.........................         9,500          136,008
Reliance Industries Ltd..........................        27,250          172,446


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
INDIA (CONTINUED)
Reliance Industries Ltd. GDR.....................        10,000     $    137,300
Satyam Computer Services Ltd.....................           100              490
State Bank of India..............................       147,000          556,509
State Bank of India Ltd. GDR.....................         1,500           12,375
Strides Arcolab Ltd. (a).........................        11,000           14,600
Tata Iron & Steel Co., Ltd.......................        84,000          151,904
Tata Power Co., Ltd..............................        60,311          149,527
Wipro Ltd........................................         3,100          103,022
Wipro Ltd. ADR...................................         4,700          172,020
Zee Telefilms Ltd................................        58,200          134,758
                                                                    ------------
                                                                       7,883,771
                                                                    ------------
INDONESIA  1.4%
Pt Astra International Tbk (a)...................     1,934,000          362,625
Pt Hanjya Mandala Sampoerna Tbk..................     2,262,500          696,154
Pt Telekomunikasi Tbk............................     1,956,500          602,000
                                                                    ------------
                                                                       1,660,779
                                                                    ------------
ISRAEL  3.9%
Alvarion Ltd. (a)................................        26,983           99,567
Check Point Software Technologies Ltd. (a).......        12,349          492,602
ECI Telecommunications Ltd.......................       118,781          637,854
Elbit Systems Ltd................................         5,800          108,980
RADVision Ltd. (a)...............................        33,041          250,781
RADWARE Ltd. (a).................................        17,138          222,623
Teva Pharmaceutical Industries Ltd...............         6,370          391,123
Teva Pharmaceutical Industries Ltd. ADR..........        30,104        1,855,309
TTI Team Telecom International Ltd. (a)..........        27,366          684,697
                                                                    ------------
                                                                       4,743,536
                                                                    ------------
KOREA  19.2%
Cheil Communications, Inc........................         4,710          484,088
Good Morning Securities Co., Ltd. (a)............        58,600          256,974
Hana Bank........................................        18,512          238,183
Humax Co., Ltd...................................        45,301        1,095,019
Hyundai Mobis....................................        78,790        1,133,712
Hyundai Motor Co., Ltd...........................        43,020          881,034
Kookmin Bank (a).................................        48,770        1,849,064
Kookmin Credit Card Co., Ltd.....................        13,390          509,707
Korea Electric Power Corp........................        32,790          541,715
Korea Telecom Corp. ADR..........................        40,880          831,090
Korea Tobacco & Ginseng Corp. (a)................        34,200          265,050
LG Electronics, Inc..............................        44,500          840,198
LG Engineering & Construction Co., Ltd...........        81,300          872,729
LG Household & Health Care Ltd. (a)..............        11,680          256,987


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
KOREA (CONTINUED)
LG Investment & Securities Co., Ltd. (a).........        30,860     $    350,068
Pohang Iron & Steel Co., Ltd.....................        12,996        1,207,089
Samsung Electro-Mechanics Co.....................        23,009          767,259
Samsung Electronics Co...........................        28,171        5,983,791
Samsung Securities Co., Ltd. (a).................        12,430          452,817
Shinhan Financial Group Co., Ltd. (a)............        89,570        1,196,767
Shinsegae Co., Ltd...............................         1,910          202,124
SK Telecom Co., Ltd..............................        14,170        2,891,176
SK Telecom Co., Ltd. ADR.........................         1,100           23,782
Tong Yang Confectionery Corp.....................         8,540          218,458
Yuhan Corp.......................................         2,520          119,909
                                                                    ------------
                                                                      23,468,790
                                                                    ------------
MALAYSIA  3.4%
British American Tobacco Bhd.....................        61,000          593,940
Digi.com Bhd. (a)................................       169,760          223,365
Gamuda Bhd.......................................       313,000          372,300
IJM Corp., Bhd...................................        97,000          108,741
Magnum Corp., Bhd................................       654,000          366,579
Malayan Banking Bhd..............................       247,000          539,493
Malaysian Pacific Industries Bhd.................        46,000          190,050
Public Bank Bhd..................................       540,300          355,456
Resorts World Bhd................................       163,000          263,799
Technology Resources Industries (a)..............       468,000          355,922
Telekom Malaysia Bhd.............................       157,000          425,547
Tenaga Nasional Bhd..............................       123,000          346,338
                                                                    ------------
                                                                       4,141,530
                                                                    ------------
MEXICO  11.5%
Alfa S.A., Class A...............................       206,298          232,105
America Movil S.A. de C.V., Class L  ADR.........       116,035        2,260,362
Cemex CPO........................................       102,382          515,440
Cemex CPO ADR....................................        21,129          521,886
FEMSA............................................       126,261          428,378
FEMSA ADR........................................        20,703          715,289
Grupo Aeroportuario de Sureste S.A. de C.V. (a)..        77,100          117,122
Grupo Aeroportuario de Sureste S.A. de C.V.
  ADR (a)........................................        26,550          408,870
Grupo Carso S.A. de C.V., Class A1 (a)                   77,084          257,312
Grupo Financiero Bancomer S.A. de C.V.,
  Class O (a,c)..................................     1,357,506        1,248,008
Grupo Financiero Bancomer S.A. de C.V.,
  Class O ADR (a)................................         1,400           25,900
Grupo Modelo S.A., Class C.......................        42,000           94,462
Grupo Sanborns S.A., Class B1 (a)................         9,025           16,199
Grupo Televsa S.A. GDR (a).......................        27,994        1,208,781
Kimberly-Clark de Mexico S.A. de C.V., Class A...       263,353          792,624
Telmex ADR.......................................       110,491        3,869,395


SEE NOTES TO FINANCIAL STATEMENTS      15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
MEXICO (CONTINUED)
Wal-Mart de Mexico S.A. de C.V. ADR..............        14,980     $    408,463
Wal-Mart de Mexico S.A. de C.V., Class C.........       175,464          412,879
Wal-Mart de Mexico S.A. de C.V., Class V.........       189,928          519,667
                                                                    ------------
                                                                      14,053,142
                                                                    ------------
POLAND  1.3%
Bank Pekao S.A. (a)..............................        29,236          589,516
KGHM Polska Miedz S.A............................        35,880          117,713
Polski Koncern Naftowy Orlen.....................        62,996          302,063
Telekomunikacja Polska S.A. (a)..................        26,148           92,384
Telekomunikacja Polska S.A. GDR..................       133,666          467,831
                                                                    ------------
                                                                       1,569,507
                                                                    ------------
RUSSIA  5.8%
Gazprom ADR......................................         9,900           98,505
Lukoil Holding ADR...............................        15,116          740,587
Mobile Telesystems ADR (a).......................         8,800          313,808
Mustcom (a,b)....................................     8,129,780        1,148,738
Surgutneftegaz ADR...............................       118,489        1,853,168
RAO Unified Energy Systems GDR...................       173,230        2,724,908
RAO Unified Energy Systems GDR...................         5,700           87,422
Vimpel-Communications ADR (a)....................         5,570          145,099
                                                                    ------------
                                                                       7,112,235
                                                                    ------------
SOUTH AFRICA  9.8%
Anglo American Platinum Corp., Ltd...............        43,450        1,619,813
Anglo American plc...............................       126,583        1,918,614
Anglo American plc...............................       129,633        1,981,541
AngloGold Ltd....................................         9,882          347,952
AngloGold Ltd. ADR...............................         9,520          171,931
Barloworld Ltd...................................       120,700          590,156
Bidvest Group Ltd................................        85,150          314,028
FirstRand Ltd....................................       135,760           84,390
Gold Fields Ltd..................................        89,100          427,472
Harmony Gold Mining Co., Ltd. (a)................        36,310          237,825
Harmony Gold Mining Co., Ltd. ADR................         5,370           34,959
Impala Platinum Holdings Ltd.....................        15,298          717,864
Liberty Group Ltd................................        24,830          114,361
M-Cell Ltd. (a)..................................       132,810          146,274
Nedcor Ltd.......................................           367            3,803
Sanlam Ltd.......................................       477,760          366,342
Sappi Ltd........................................        34,900          349,437
Sappi Ltd. ADR...................................         5,020           51,455
Sasol Ltd........................................       159,702        1,404,472
South African Breweries plc......................        30,837          210,126


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
SOUTH AFRICA (CONTINUED)
South African Breweries plc......................        99,030     $    652,763
Standard Bank Investment Corp., Ltd..............        85,210          221,823
                                                                    ------------
                                                                      11,967,401
                                                                    ------------
TAIWAN  13.1%
Accton Technology Corp. (a)......................       267,000          686,866
Advanced Semiconductor Engineering, Inc. (a).....       177,000          164,428
Ambit Microsystems Corp..........................       105,703          486,442
Asustek Computer, Inc............................       138,413          605,322
AU Optronics Corp. (a)...........................       323,000          345,296
Bank of Sinopac..................................       944,000          393,952
China Steel Corp.................................       450,680          175,841
Chinatrust Commercial Bank.......................     1,656,785          994,497
Far Eastern Textile Ltd..........................             1              -0-
Formosa Chemicals & Fibre Corp...................       716,880          481,540
Fubon Group Co., Ltd. (a)........................       557,667          484,581
Hon Hai Precision Industry.......................       250,752        1,146,786
President Chain Store Corp.......................       144,199          305,009
Quanta Computer, Inc.............................       175,250          571,059
Siliconware Precision Industries Co. (a).........       520,521          459,743
Sunplus Technology Co., Ltd......................        84,550          261,009
Taipei Bank......................................       366,000          274,095
Taiwan Cellular Corp. (a)........................       434,842          581,695
Taiwan Semiconductor Manufacturing Co., Ltd. (a).     2,012,392        5,033,137
United MicroElectronics Corp., Ltd. (a)..........     1,723,720        2,512,783
                                                                    ------------
                                                                      15,964,081
                                                                    ------------
THAILAND  1.4%
Advanced Infomation Services Public Co., Ltd.....       433,500          399,347
Delta Electronics Public Co., Ltd................       716,560          453,570
PTT Exploration & Production Public Co., Ltd.....       112,000          283,577
Shin Corp. Public Co., Ltd. (a)..................     1,118,600          394,488
Siam Cement Public Co., Ltd. (a).................        17,400          182,516
                                                                    ------------
                                                                       1,713,498
                                                                    ------------
TURKEY  2.9%
Akbank T.A.S.....................................   108,204,000          343,268
Aksigorta A.S....................................    36,666,000          303,443
Arcelik..........................................     9,570,000          100,650
Koc Holding A.S..................................     3,443,000           90,230
Netas Telekomunikasyon A.S.......................     6,584,113          231,579
Sabanci Holding A.S. (a).........................    66,891,000          364,441
Turkcell Iletisim Hizmetleri A.S. (a)............    49,182,487          423,987
Turkcell Iletisim Hizmetleri A.S. ADR (a)........         2,162           44,386
Turkiye Garanti Bankasi A.S. (a).................    77,311,000          141,293


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                       MARKET
DESCRIPTION                                            SHARES           VALUE
TURKEY (CONTINUED)
Turkiye Is Bankasi, Class C......................    34,928,000     $    195,115
Turkiye Petrol Rafinerileri A.S..................    26,536,700          224,189
Vestel Elektronik Sanayii ve Ticaret A.S. (a)....   107,148,735          273,414
Yapi Ve Kredi Bankasi A.S. (a)...................   244,112,980          749,174
Yapi Ve Kredi Bankasi A.S. GDR (a)...............        12,540           38,352
                                                                    ------------
                                                                       3,523,521
                                                                    ------------
TOTAL COMMON STOCKS  93.3%
   (Cost $108,590,266).........................................      113,977,786
                                                                    ------------
PREFERRED STOCKS  5.3%
BRAZIL  4.5%
Banco Bradesco S.A...............................    42,319,680          228,903
Banco Itau S.A...................................    10,544,000          802,959
Banco Nacional S.A. (a,b)........................    11,156,000              -0-
Brasil Telecom Participacoes S.A.................    24,839,952          195,732
Brasil Telecom Participacoes S.A.................    15,281,823           87,287
Celular CRT, Class A (a).........................     3,374,440          728,578
CEMIG............................................    31,572,381          450,839
Companhia de Bebidas das Americas................       917,000          188,876
Companhia de Bebidas das Americas ADR............        43,960          891,948
CVRD, Class A....................................        28,013          650,929
Eletrobras, Class B..............................    17,083,000          230,632
Embratel Participacoes, Class A..................    41,170,000          176,366
Lojas Arapua S.A. (a,b)..........................    12,437,000              -0-
Petrobras S.A....................................        11,934          264,139
Tele Celullar Sul Participacoes S.A..............    48,782,452           76,203
Telemar Norte Leste S.A..........................    11,029,000          286,296
Telemig Celular S.A..............................    58,674,884          106,382
Telesp Celular S.A...............................    27,593,132          101,489
                                                                    ------------
                                                                       5,467,558
                                                                    ------------
KOREA  0.3%
Samsung Electronics Co...........................         4,970          429,460
                                                                    ------------

RUSSIA  0.5%
Storyfirst Communications, Inc. (a,b,d)..........           600          342,576
Surgutneftegaz ADR...............................        10,980          219,600
                                                                    ------------
                                                                         562,176
                                                                    ------------
TOTAL PREFERRED STOCKS
   (Cost $8,302,535)...........................................        6,459,194
                                                                    ------------

INVESTMENT COMPANY  0.0%
UNITED STATES  0.0%
Morgan Stanley Dean Witter Africa Investment
   Fund, Inc. (e)
   (Cost $30,152)................................         2,367           16,687
                                                                    ------------


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


TOTAL LONG-TERM INVESTMENTS  98.6%
   (Cost $116,922,953).......................................       $120,453,667
                                                                    ------------

FOREIGN CURRENCY  0.9%
   (Cost $1,125,094).........................................          1,122,672
                                                                    ------------

TOTAL INVESTMENTS  99.5%
   (Cost $118,048,047).......................................        121,576,339

OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%..................            666,734
                                                                    ------------

NET ASSETS  100%.............................................       $122,243,073
                                                                    ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE-SEE NOTE 1A TO FINANCIAL STATEMENTS.

(c)  144A SECURITY - CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(d) RESTRICITED AS TO PUBLIC SALE. TOTAL VALUE OF RESTRICTED SECURITY AT DECEMBER 31, 2001 WAS $342,576 OR 0.28% OF NET ASSETS (TOTAL COST $1,500,000).

(e) THE FUND IS ADVISED BY AN AFFILIATE WHICH EARNS A MANAGEMENT FEE AS ADVISER TO THE FUND.

ADR - AMERICAN DEPOSITARY RECEIPT

CPO - CERTIFICATE OF PARTICIPATION

GDR - GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Information Technology...........................     $ 23,986,555          19.6%
Telecommunication Services.......................       23,945,239          19.6
Financials.......................................       16,807,564          13.8
Materials........................................       14,328,138          11.7
Consumer Discretionary...........................       10,340,922           8.5
Energy...........................................        9,350,467           7.6
Consumer Staples.................................        6,810,449           5.6
Utilities........................................        5,676,815           4.6
Industrials......................................        5,203,999           4.3
Health Care......................................        4,003,519           3.3
                                                      ------------          -----
                                                      $120,453,667          98.6%
                                                      ============          =====


SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $116,922,953)............................      $120,453,667
Foreign Currency (Cost $1,125,094)...............................         1,122,672
Receivables:
  Investments Sold...............................................         2,376,599
  Dividends......................................................           171,529
  Fund Shares Sold...............................................            94,220
  Foreign Withholding Tax Reclaim................................             1,317
Other............................................................            61,221
                                                                       ------------
    Total Assets.................................................       124,281,225
                                                                       ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased........................................           673,288
  Investments Purchased..........................................           311,470
  Investment Advisory Fee........................................           145,418
  Distributor and Affiliates.....................................            96,565
  Administrative Fee.............................................            28,375
  Custodian Bank.................................................            16,404
  Directors' Fee.................................................             1,813
  Deferred Country Tax...........................................               822
Net Unrealized Loss on Foreign Currency Exchange Contracts.......           647,334
Accrued Expenses.................................................            78,795
Directors' Deferred Compensation and Retirement Plans............            37,868
                                                                       ------------
    Total Liabilities............................................         2,038,152
                                                                       ------------
NET ASSETS                                                             $122,243,073
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
   shares authorized)............................................      $208,119,973
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations*.................................         2,890,131
Accumulated Net Investment Loss..................................        (1,035,767)
Accumulated Net Realized Loss....................................       (87,731,264)
                                                                       ------------
NET ASSETS.......................................................      $122,243,073
                                                                       ============

  Class A Shares:
    Net asset value and redemption price per share (Based
    on net assets of $74,343,347 and 9,111,860 shares of
    beneficial interest issued and outstanding)..................      $       8.16
    Maximum sales charge (5.75%** of offering price).............              0.50
                                                                       ------------
    Maximum offering price to public.............................      $       8.66
                                                                       ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $32,568,000 and 4,189,716 shares of beneficial
    interest issued and outstanding).............................      $       7.77
                                                                       ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,331,726 and 1,965,449 shares of beneficial
    interest issued and outstanding).............................      $       7.80
                                                                       ============

*  NET OF ACCRUAL FOR DEFERRED COUNTRY TAX OF U.S. $822.
** ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                       20     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $50,412)...........    $    935,155
Interest..........................................................         171,835
                                                                      ------------
   Total Income...................................................       1,106,990
                                                                      ------------
EXPENSES:
Investment Advisory Fee...........................................         758,225
Distribution (12b-1) and Service Fees (Attributed to
   Classes A, B and C of $90,470, $155,924 and $74,732,
   respectively)..................................................         321,126
Custody...........................................................         255,939
Administrative Fee................................................         156,263
Country Tax Expense...............................................          49,698
Legal.............................................................          16,908
Directors' Fees and Related Expenses..............................           6,512
Other.............................................................          73,663
                                                                      ------------
    Total Expenses................................................       1,638,334
    Less Expense Reductions.......................................        (150,278)
                                                                      ------------
    Net Expenses..................................................       1,488,056
                                                                      ------------
NET INVESTMENT LOSS...............................................    $   (381,066)
                                                                      ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments.....................................................    $(18,019,446)
  Foreign Currency Transactions...................................        (198,937)
                                                                      ------------
Net Realized Loss.................................................     (18,218,383)
                                                                      ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period.........................................     (13,485,795)
  End of the Period:
    Investments...................................................       3,530,714
    Foreign Currency Translations.................................        (640,583)
                                                                      ------------
                                                                         2,890,131
                                                                      ------------
Net Unrealized Appreciation During the Period.....................      16,375,926
                                                                      ------------
NET REALIZED AND UNREALIZED LOSS..................................    $ (1,842,457)
                                                                      ============
NET DECREASE IN NET ASSETS FROM OPERATIONS........................    $ (2,223,523)
                                                                      ============


SEE NOTES TO FINANCIAL STATEMENTS      21

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED
JUNE 30, 2001 (UNAUDITED)

                                                      SIX MONTHS ENDED       YEAR ENDED
                                                      DECEMBER 31, 2001     JUNE 30, 2001
                                                      -----------------     -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................................   $    (381,066)      $  (1,630,602)
Net Realized Loss....................................     (18,218,383)        (49,856,673)
Net Unrealized Appreciation/Depreciation
   During the Period.................................      16,375,926         (27,769,270)
                                                        -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..      (2,223,523)        (79,256,545)
                                                        -------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     106,793,273         182,088,762
Cost of Shares Repurchased...........................    (128,647,539)       (158,793,015)
                                                        -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     (21,854,266)         23,295,747
                                                        -------------       -------------
TOTAL DECREASE IN NET ASSETS.........................     (24,077,789)        (55,960,798)

NET ASSETS:
Beginning of the Period..............................     146,320,862         202,281,660
                                                        -------------       -------------
End of the Period (Including accumulated net
   investment loss of $1,035,767 and $654,701,
   respectively).....................................   $ 122,243,073       $ 146,320,862
                                                        =============       =============


                                       22     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                     SIX MONTHS
                                       ENDED                       YEAR ENDED JUNE 30,
CLASS A SHARES                       DECEMBER 31,   -------------------------------------------------
                                       2001(a)      2001(a)    2000(a)   1999(a)    1998(a)    1997
                                     ------------   -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD....................      $8.26      $13.37      $9.87     $7.98     $13.47    $12.06
                                        ------      ------     ------    ------     ------    ------
  Net Investment Income/Loss.......      (0.01)      (0.06)     (0.18)     0.03       -0-       0.01
  Net Realized and Unrealized
    Gain/Loss......................      (0.09)      (5.05)      3.68      1.86      (4.49)     1.57
                                        ------      ------     ------    ------     ------    ------
Total From Investment Operations...      (0.10)      (5.11)      3.50      1.89      (4.49)     1.58
                                        ------      ------     ------    ------     ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        -0-         -0-        -0-       -0-        -0-     (0.04)
  Distribution from and in Excess
    of Net Realized Gain...........        -0-         -0-        -0-       -0-(c)   (1.00)    (0.13)
  Return of Capital................        -0-         -0-        -0-       -0-(c)     -0-       -0-
                                        ------      ------     ------    ------     ------    ------
Total Distributions................        -0-         -0-        -0-       -0-(c)   (1.00)    (0.17)
                                        ------      ------     ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................      $8.16       $8.26     $13.37     $9.87      $7.98    $13.47
                                        ======      ======     ======    ======     ======    ======
Total Return* (b)..................      -1.33%**   -38.17%     35.36%    23.92%    -34.31%    13.54%
Net Assets at End of the Period
  (In millions)....................      $74.3       $90.8     $106.2     $63.3      $75.0    $119.0
Ratio of Expenses to Average
  Net Assets*......................       2.23%       2.25%      2.20%     2.34%      2.27%     2.21%
Ratio of Net Investment Income/Loss
  to Average Net Assets*...........      (0.34)%     (0.68)%    (1.43)%    0.44%      0.04%    (0.06)%
Portfolio Turnover.................         50%**       99%       102%      132%        99%       82%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets.......................       2.47%       2.30%      2.25%     2.56%      2.60%     2.41%
Ratio of Net Investment Income/Loss
  to Average Net Assets............      (0.58)%     (0.73)%    (1.48)%    0.22%     (0.24)%   (0.27)%
Ratio of Expenses to Average Net
  Assets excluding country tax
  expense and interest expense.....       2.15%       2.15%      2.15%     2.15%      2.15%     2.15%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS      23

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                     SIX MONTHS
                                       ENDED                       YEAR ENDED JUNE 30,
CLASS B SHARES                       DECEMBER 31,   -------------------------------------------------
                                       2001(a)      2001(a)    2000(a)   1999(a)    1998(a)    1997
                                     ------------   -------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD....................     $ 7.88      $12.83     $ 9.55    $ 7.78     $13.24    $11.94
                                        ------      ------     ------    ------     ------    ------
  Net Investment Loss..............      (0.04)      (0.14)     (0.26)    (0.02)     (0.07)    (0.03)
  Net Realized and Unrealized
    Gain/Loss......................      (0.07)      (4.81)      3.54      1.79      (4.39)     1.50
                                        ------      ------     ------    ------     ------    ------
Total From Investment Operations...      (0.11)      (4.95)      3.28      1.77      (4.46)     1.47
                                        ------      ------     ------    ------     ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income.......        -0-         -0-        -0-       -0-        -0-     (0.04)
  Distribution from and in Excess
    of Net Realized Gain...........        -0-         -0-        -0-       -0-(c)   (1.00)    (0.13)
  Return of Capital................        -0-         -0-        -0-       -0-(c)     -0-       -0-
                                        ------      ------     ------    ------     ------    ------
Total Distributions................        -0-         -0-        -0-       -0-(c)   (1.00)    (0.17)
                                        ------      ------     ------    ------     ------    ------

NET ASSET VALUE, END OF THE
  PERIOD...........................     $ 7.77      $ 7.88     $12.83    $ 9.55     $ 7.78    $13.24
                                        ======      ======     ======    ======     ======    ======
Total Return* (b)..................      -1.40%**   -38.58%     34.35%    22.99%    -34.76%    12.67%
Net Assets at End of the Period
  (In millions)....................      $32.6       $36.8      $62.8     $38.3      $36.4     $36.0
Ratio of Expenses to Average
  Net Assets*......................       2.98%       3.00%      2.95%     3.09%      3.02%     2.96%
Ratio of Net Investment Loss
  to Average Net Assets*...........      (1.09)%     (1.50)%    (2.21)%   (0.29)%    (0.67)%   (0.64)%
Portfolio Turnover.................         50%**       99%       102%      132%        99%       82%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
  Average Net Assets...............       3.22%       3.10%      3.00%     3.31%      3.35%     3.17%
Ratio of Net Investment Loss
  to Average Net Assets............      (1.33)%     (1.60)%    (2.26)%   (0.51)%    (0.97)%   (0.87)%
Ratio of Expenses to Average Net
  Assets excluding country tax
    expense and interest expense...       2.90%       2.90%      2.90%     2.90%      2.90%     2.90%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO
     NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


                                       24     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIOD INDICATED.


                                     SIX MONTHS
                                       ENDED                       YEAR ENDED JUNE 30,
CLASS C SHARES                       DECEMBER 31,   -------------------------------------------------
                                       2001(a)      2001(a)    2000(a)   1999(a)    1998(a)    1997
                                     ------------   -------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.......................      $7.90      $12.87      $9.57     $7.79     $13.26    $11.93
                                        ------      ------     ------    ------     ------    ------
  Net Investment Loss..............      (0.04)      (0.15)     (0.27)    (0.02)     (0.08)    (0.08)
  Net Realized and Unrealized
    Gain/Loss......................      (0.06)      (4.82)      3.57      1.80      (4.39)     1.55
                                        ------      ------     ------    ------     ------    ------
Total From Investment Operations...      (0.10)      (4.97)      3.30      1.78      (4.47)     1.47
                                        ------      ------     ------    ------     ------    ------
Less:
  Distributions from and in Excess
    of Net Investment Income......         -0-         -0-        -0-       -0-        -0-     (0.01)
  Distribution from and in Excess
    of Net Realized Gain..........         -0-         -0-        -0-       -0-(c)   (1.00)    (0.13)
  Return of Capital...............         -0-         -0-        -0-       -0-(c)     -0-       -0-
                                        ------      ------     ------    ------     ------    ------
Total Distributions...............         -0-         -0-        -0-       -0-(c)   (1.00)    (0.14)
                                        ------      ------     ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................       $7.80       $7.90     $12.87     $9.57      $7.79    $13.26
                                        ======      ======     ======    ======     ======    ======
Total Return* (b).................       -1.27%**   -38.57%     34.38%    23.09%    -34.73%    12.66%
Net Assets at End of the Period
  (In millions)...................       $15.3       $18.8      $33.3     $21.9      $28.7     $58.0
Ratio of Expenses to Average
  Net Assets*.....................        2.98%       3.00%      2.95%     3.09%      3.01%     2.96%
Ratio of Net Investment Loss to
    Average Net Assets*...........       (1.09)%     (1.52)%    (2.24)%   (0.32)%    (0.76)%   (0.79)%
Portfolio Turnover................          50%**       99%       102%      132%        99%       82%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
  Average Net Assets..............        3.22%       3.10%      3.00%     3.31%      3.34%     3.17%
Ratio of Net Investment Loss to
  Average Net Assets..............       (1.33)%     (1.62)%    (2.29)%   (0.54)%    (1.03)%   (1.00)%
Ratio of Expenses to Average
  Net Assets excluding country tax
    expense and interest expense..        2.90%       2.90%      2.90%     2.90%      2.90%     2.90%

**   NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS      25

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing prices. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $23,701,254, which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long-and short-term investments is $116,922,953, the aggregate gross unrealized appreciation is $21,369,488 and the aggregate gross unrealized depreciation is $17,838,774, resulting in net unrealized appreciation on long-and short-term investments of $3,530,714.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                              % PER ANNUM
First $500 million................................................        1.25%
Next $500 million.................................................        1.20%
Over $1 billion...................................................        1.15%

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                       CLASS A                       AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         2.15%                          2.90%

     For the period ended December 31, 2001, the Adviser voluntarily waived $150,278 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $10,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $39,456. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $31,754 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $19,000.

     At December 31, 2001, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $900 during the period.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First.................................................      5.00%         1.00%
Second................................................      4.00%         None
Third.................................................      3.00%         None
Fourth................................................      2.50%         None
Fifth.................................................      1.50%         None
Thereafter............................................       None         None

    For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $17,900 and CDSC on redeemed shares of Classes B and C of approximately $56,900. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

                                                            SIX MONTHS ENDED       YEAR ENDED
                                                            DECEMBER 31, 2001     JUNE 30, 2001
                                                            -----------------    ---------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
   Subscribed............................................      13,532,710            17,826,769
   Redeemed..............................................     (15,404,200)          (14,786,127)
                                                            -------------        --------------
  Net Increase/Decrease in Class A Shares Outstanding....      (1,871,490)            3,040,642
                                                            =============        ==============
  Dollars:
   Subscribed............................................   $  99,773,279        $  159,649,735
   Redeemed..............................................    (115,366,097)         (132,494,112)
                                                            -------------        --------------
  Net Increase/Decrease..................................   $ (15,592,818)        $  27,155,623
                                                            =============        ==============
  Ending Paid in Capital.................................    $119,546,436        $  136,364,141+
                                                            =============        ==============
CLASS B
  Shares:
   Subscribed............................................         280,912             1,175,897
   Redeemed..............................................        (760,456)           (1,401,481)
                                                            -------------        --------------
  Net Decrease in Class B Shares Outstanding.............        (479,544)             (225,584)
                                                            =============        ==============
  Dollars:
   Subscribed............................................  $    2,035,779       $    11,316,255
   Redeemed..............................................      (5,316,708)          (13,260,664)
                                                            -------------        --------------
  Net Decrease...........................................   $  (3,280,929)       $   (1,944,409)
                                                            =============        ==============
  Ending Paid in Capital.................................   $  57,149,940         $  60,977,178+
                                                            =============        ==============
CLASS C
  Shares:
   Subscribed............................................         680,646             1,228,529
   Redeemed..............................................      (1,088,738)           (1,445,996)
                                                            -------------        --------------
  Net Decrease in Class C Shares Outstanding.............        (408,092)             (217,467)
                                                            =============        ==============
  Dollars:
   Subscribed............................................   $   4,984,215         $  11,122,772
   Redeemed..............................................      (7,964,734)          (13,038,239)
                                                            -------------        --------------
  Net Decrease...........................................  $   (2,980,519)       $   (1,915,467)
                                                            =============        ==============
  Ending Paid in Capital.................................   $  31,423,597         $  34,665,349+
                                                            =============        ==============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

4.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $57,460,321 and sales of $67,659,082 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $143,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $19,900.

6.  DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                       UNREALIZED
                                                       CURRENT        APPRECIATION/
FORWARD CURRENCY CONTRACTS                              VALUE         DEPRECIATION
LONG CONTRACTS:
Mexican Peso, 39,010,013
  expiring 1/18/02................................   $4,258,184         $ 108,182
                                                     ----------         ---------

SHORT CONTRACTS:
Mexican Peso, 76,079,217
  expiring 1/18/02................................    8,304,516          (755,516)
                                                     ----------         ---------
                                                                        $(647,334)
                                                                        =========

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-  visit our Web site at vankampen.com -- to view a prospectus, select
DOWNLOAD PROSPECTUS                        [ILLUSTRATION OF COMPUTER]

- call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD)
users, call (800)421-2833.                   [ILLUSTRATION OF PHONE]

-  e-mail us by visiting vankampen.com and selecting
CONTACT US                               [ILLUSTRATION OF ENVELOPES]


*  Closed to new investors
** Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING MARKETS FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.


* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                               Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                               vankampen.com

                                  VAN KAMPEN
                                  INVESTMENTS
                          GENERATIONS OF EXPERIENCE(SM)

                   Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
                                              455, 555, 655   Member NASD/SIPC.
                                              MSEM SAR 2/02     5282B02-AP-2/02

VAN KAMPEN
EQUITY GROWTH FUND
SEMIANNUAL REPORT


DECEMBER 31, 2001

[WOMAN WITH FLOWERS]


PRIVACY NOTICE INFORMATION ON THE BACK.


VAN KAMPEN
INVESTMENTS

GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                            TOP FIVE SECTORS     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES      29


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.




NOT FDIC INSURED.   MAY LOSE VALUE.   NO BANK GUARANTEE.

[SIDENOTE]

VAN KAMPEN WISHES PEACE AND PROSPERITY TO ALL.

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures. Sincerely,



/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

[SIDENOTE]

OVERVIEW

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

                    INTEREST RATES   INFLATION
         Dec 99           5.5%          2.7%
                          5.5%          2.7%
                         5.75%          3.2%
         Mar 00           6.0%          3.8%
                          6.0%          3.1%
                          6.5%          3.2%
         Jun 00           6.5%          3.7%
                          6.5%          3.7%
                          6.5%          3.4%
         Sep 00           6.5%          3.5%
                          6.5%          3.4%
                          6.5%          3.4%
         Dec 00           6.5%          3.4%
                          5.5%          3.7%
                          5.5%          3.5%
         Mar 01           5.0%          2.9%
                          4.5%          3.3%
                          4.0%          3.6%
         Jun 01          3.75%          3.2%
                         3.75%          2.7%
                          3.5%          2.7%
         Sep 01           3.0%          2.6%
                          2.5%          2.1%
                          2.0%          1.9%
         Dec 01          1.75%          1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                 A SHARES      B SHARES     C SHARES
--------------------------------------------------------------------------------------
Six-month total return based on NAV(1)             -5.02%        -5.42%       -5.43%
--------------------------------------------------------------------------------------
Six-month total return(2)                         -10.51%       -10.15%       -6.37%
--------------------------------------------------------------------------------------
One-year total return(2)                          -20.28%       -20.24%      -16.90%
--------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)         1.51%         1.79%        2.41%
--------------------------------------------------------------------------------------
Commencement date                                 5/29/98       5/29/98      5/29/98
--------------------------------------------------------------------------------------

1 ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

2 ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

   SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

   MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   TYCO INTERNATIONAL                7.6%

     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.   PFIZER                            4.8%

     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

3.   GENERAL ELECTRIC                  4.7%

     Produces appliances, lighting products, aircraft engines, and plastics.

4.   MICROSOFT                         4.2%

     Develops and supports a range of software products.

5.   FREDDIE MAC (FORMERLY FEDERAL
     HOME LOAN MORTGAGE CORP.)         3.9%

     Works with lenders to provide federally mandated mortgages to families in the United States.

6.   INTEL                             3.7%

     Designs, manufactures, and markets microcomputer components.

7.   CITIGROUP                         3.1%

     Provides financial services to consumer and corporate customers around the world.

8.   HOME DEPOT                        2.9%

     Sells building materials and home-improvement products.

9.   INTERNATIONAL BUSINESS
     MACHINES (IBM)                    2.2%

     Develops and sells technology products, including computers, software, networking systems, and related services.

10.  AMERICAN HOME PRODUCTS            2.2%

     Develops a diversified line of health-care and agricultural products.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                     December 31, 2001     June 30, 2001
Health Care                                22.5%               18.2%
Information Technology                     21.0%               24.2%
Industrials                                17.1%               19.6%
Financials                                 12.0%               12.0%
Consumer Discretionary                     11.3%               12.2%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE SELECT GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE WILLIAM S. AUSLANDER, A MANAGING DIRECTOR; PETER DANNENBAUM, AN EXECUTIVE DIRECTOR; AND JEFFREY ALVINO, AN EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS OF 2001?

A    In a difficult environment for stock investing, the fund returned -5.02 percent during the six months that ended December 31, 2001. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     Though the fund's performance was negative, it surpassed that of its benchmark, the Standard & Poor's 500 Index, which returned -6.23 percent during the same time period. There were several reasons for the fund's outperformance relative to the S&P 500:

      - The fund had a higher-than-average weighting in the health-care sector, one of the few areas of the stock market to have positive returns during the last six months.

      - We selected strong-performing stocks in the financial sector.

      - Compared to the S&P 500, the fund was lightly invested in utilities stocks, which dropped along with plunging energy prices.

     THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A    The past six months were exceptionally volatile, even by recent standards.
Analysts agreed that the U.S. economy was officially in recession, despite five interest-rate cuts by the Federal Reserve Board that sent the federal funds rate to its lowest level since 1961. While the economic slowdown started before the terrorist attacks on September 11, the attacks worsened an already deteriorating situation. For a time afterward, stock prices fell sharply. Soon, however, many investors believed that stock values had fallen below reasonable levels. As a result, investors started buying stocks once again. As it became clear that the economy was not quite as weak as feared, stocks recovered even more. By year's end, in fact, the S&P 500 was 19 percent higher than its low point on September
21. Nevertheless, despite the year-end swell, all of the major stock-market indexes closed the year below their starting points six months earlier.

Q    WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE CONDITIONS?


A    As the reporting period began, the fund was invested in a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue growing their earnings regardless of the economic situation, while cyclical growth stocks are more likely to outperform when the economy is strong.

     Early in the period, we determined that third-quarter corporate earnings would be lower than expected, especially in the technology sector. In response, we slightly increased the fund's weighting in moderate growers by paring back its technology investments and moving into more defensive stocks, such as those in the health-care industry. This strategy served the fund well during the third quarter, as many moderate growth stocks outperformed their cyclical counterparts.

     We modified this strategy after the post-September 11 market drop. We believed that the stock market had fallen further than warranted and that a number of good stocks--especially in the technology sector--had become available at what we deemed attractive prices. In response, we selectively added to the fund's technology holdings, looking to benefit from an eventual recovery. In hindsight, this turned out to be a good move. Technology stocks, along with the rest of the market, rose sharply in October and November.

Q    WERE THERE ANY OTHER MAJOR CHANGES TO THE PORTFOLIO DURING THE PERIOD?

A    Actually, we did sell all of the fund's position in United Technologies
(UTX). As longtime shareholders know, this was one of the fund's largest holdings for years. We decided to reduce the fund's exposure to UTX after September 11 because we believed it would face challenges in the new economic environment. For example, we expected the company's commercial aircraft division to experience a downturn along with the rest of the industry. Also, because of a slowdown in new building, as well as mild weather across the country, we expected weakness in the company's Carrier subsidiary, the world's largest maker of heating and air-conditioning systems.

     Our suspicions were proven correct on September 17--the first day the market reopened after the attacks--when UTX announced its third-quarter earnings would be less than expected. We were in the process of selling the fund's position when the announcement hit. Unfortunately, we were not able to sell more before the stock fell sharply. As a result, UTX became the biggest detractor to fund performance during the six-month reporting period. (Holdings are subject to change daily.)

Q    DID ANY OTHER STOCKS DETRACT FROM PERFORMANCE?

A    General Electric, the fund's third-largest holding, also dragged down results during the period. There were several reasons for the company's poor stock performance. As with United Technologies, investors had near-term concerns about the health of the company's commercial aircraft division. GE, which owns NBC, was also hurt by the sharp slowdown in television advertising spending. Investors were worried as well about the company's financial exposure to the terrorist attacks through its GE Capital division. Despite these challenges, the fund continued to maintain a large position in the stock. We believe the company may continue to grow at a respectable pace in the coming years.

     Also hurting the fund's performance was Liberty Media, a media-communications business with ownership stakes in more than 100 television networks, including the Discovery Channel and USA Network. Liberty Media, too, was affected by the weak market for television advertising.

Q    WHAT WERE SOME STOCKS THAT HELPED THE FUND?

A    Tyco International, the fund's largest holding, performed well during the period in our opinion. After the reporting period, however, Tyco stock dropped sharply amid concerns with its plan to split into four separate companies, and accounting issues that were exacerbated by the focus on Enron's recent accounting troubles. The stock was eliminated from the fund in January.

     Another strong contributor to the fund was Home Depot, the world's largest home-improvement retail chain. The stock performed well as investors responded favorably to initiatives by new CEO Robert Nardelli. Moreover, Home Depot and its competitors benefited from a continued strong housing market as well as the "do-it-yourself" impulse generated by the leaner economic times.

     The fund also benefited from its investment in Dell, the leader in personal computer sales. Dell's dominant market position enabled the company to survive-and even thrive-amid a vicious industry price war.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM AS WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WHAT DO YOU SEE AHEAD FOR THE FUND IN THE COMING MONTHS?


A    In our opinion, this economic environment is extremely uncertain and is tough to gauge. We believe we may see a recovery in the second half of 2002, but we do not have a clear sense of how strong an upturn to expect. Stocks, meanwhile, performed extremely well toward the end of 2001, and we believe they may have risen too far too fast.

     The good news for the fund, however, is that this environment is uncertain for everybody. We believe our focus on conducting intensive research on every stock we own--as well as every stock we MIGHT own--helps us choose what we believe are strong investments for the fund's shareholders. We will continue to scour the marketplace for good companies that we believe are reasonably valued and poised for long-term outperformance.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.


BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                           MARKET
DESCRIPTION                                                SHARES           VALUE
COMMON STOCKS  97.3%
CONSUMER DISCRETIONARY  11.3%
HOTELS RESTAURANTS & LEISURE  0.4%
International Game Technology (a).........................   5,700       $  389,310
                                                                         ----------

MEDIA  3.8%
AOL Time Warner, Inc. (a).................................  51,900        1,665,990
Liberty Media Corp., Class A (a)..........................  89,700        1,255,800
Viacom, Inc., Class B (a).................................  12,700          560,705
                                                                         ----------
                                                                          3,482,495
                                                                         ----------
MULTILINE RETAIL  3.5%
BJ's Wholesale Club, Inc. (a).............................  12,100          533,610
Costco Wholesale Corp. (a)................................  17,000          754,460
Dollar Tree Stores, Inc. (a)..............................   8,500          262,735
Wal-Mart Stores, Inc......................................  29,700        1,709,235
                                                                         ----------
                                                                          3,260,040
                                                                         ----------
SPECIALTY RETAIL  3.6%
Home Depot, Inc...........................................  52,400        2,672,924
Limited, Inc. (The).......................................  14,100          207,552
Tiffany & Co..............................................   7,500          236,025
TJX Cos., Inc.............................................   4,700          187,342
                                                                         ----------
                                                                          3,303,843
                                                                         ----------
TOTAL CONSUMER DISCRETIONARY..............................               10,435,688
                                                                         ----------
CONSUMER STAPLES  9.4%
BEVERAGES  4.5%
Anheuser-Busch Cos., Inc..................................  39,500        1,785,795
Coca-Cola Co..............................................   8,900          419,635
PepsiCo, Inc..............................................  40,050        1,950,035
                                                                         ----------
                                                                          4,155,465
                                                                         ----------
FOOD & DRUG RETAILING  2.7%
Kraft Foods, Inc..........................................  41,800        1,422,454
Safeway, Inc. (a).........................................  15,900          663,825
Walgreen Co...............................................   7,700          259,182
Weight Watchers International, Inc. (a)...................   5,400          182,628
                                                                         ----------
                                                                          2,528,089
                                                                         ----------

SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE

HOUSEHOLD PRODUCTS  1.3%
Colgate Palmolive Co. ....................................  10,700        $ 617,925
Procter & Gamble Co. .....................................   7,500          593,475
                                                                         ----------
                                                                          1,211,400
                                                                         ----------
TOBACCO  0.9%
Philip Morris Cos., Inc. .................................  17,900          820,715
                                                                         ----------
TOTAL CONSUMER STAPLES ...................................                8,715,669
                                                                         ----------
ENERGY  1.0%
ENERGY EQUIPMENT & SERVICES  0.6%
Baker Hughes, Inc. .......................................  14,500          528,815
                                                                         ----------
OIL & GAS  0.4%
Anadarko Petroleum Corp. .................................   6,800          386,580
                                                                         ----------
TOTAL ENERGY .............................................                  915,395
                                                                         ----------
FINANCIALS  12.0%
BANKS  1.9%
Bank of New York Co., Inc.................................   9,100          371,280
Capital One Financial Corp................................   8,400          453,180
Fifth Third Bancorp.......................................  15,200          932,216
                                                                         ----------
                                                                          1,756,676
                                                                         ----------
DIVERSIFIED FINANCIALS  8.0%
Citigroup, Inc............................................  56,133        2,833,594
Freddie Mac...............................................  55,600        3,636,240
Goldman Sachs Group, Inc..................................   9,800          908,950
                                                                         ----------
                                                                          7,378,784
                                                                         ----------
INSURANCE  2.1%
American International Group, Inc.........................  24,700        1,961,180
                                                                         ----------
TOTAL FINANCIALS .........................................               11,096,640
                                                                         ----------
HEALTH CARE  22.5%
BIOTECHNOLOGY  1.9%
Amgen, Inc. (a)...........................................  16,350          922,794
Idec Pharmaceuticals Corp. (a)............................   8,900          613,477
Invitrogen Corp. (a)......................................   4,100          253,913
                                                                         ----------
                                                                          1,790,184
                                                                         ----------
HEALTH CARE EQUIPMENT & SUPPLIES  1.7%
Applera Corp.-Applied Biosystems Group....................   3,600          141,372
Baxter International, Inc.................................   8,200          439,766
Medtronic, Inc............................................  20,000        1,024,200
                                                                         ----------
                                                                          1,605,338
                                                                         ----------
HEALTH CARE PROVIDERS & SERVICES  4.3%
AmerisourceBergen Corp....................................   6,600          419,430


                                     12       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE

HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Cardinal Health, Inc......................................   3,900      $   252,174
HCA, Inc..................................................  27,900        1,075,266
Laboratory Corp. of America Holdings (a)..................  19,800        1,600,830
Quest Diagnostics, Inc. (a)...............................   8,200          588,022
                                                                         ----------
                                                                          3,935,722
                                                                         ----------
PHARMACEUTICALS  14.6%
Abbott Laboratories.......................................  12,500          696,875
American Home Products Corp...............................  33,600        2,061,696
Bristol-Myers Squibb Co...................................  17,300          882,300
Celgene Corp. (a).........................................   5,800          185,136
Eli Lilly & Co............................................   6,100          479,094
Gilead Sciences, Inc. (a).................................   7,000          460,040
Johnson & Johnson.........................................  28,200        1,666,620
MedImmune, Inc. (a).......................................   5,400          250,290
Merck & Co., Inc..........................................  25,000        1,470,000
Pfizer, Inc............................................... 111,650        4,449,252
Pharmacia Corp............................................  16,018          683,168
Schering-Plough Corp......................................   5,700          204,117
                                                                         ----------
                                                                         13,488,588
                                                                         ----------
TOTAL HEALTH CARE.................................................       20,819,832
                                                                         ----------
INDUSTRIALS  17.1%
AEROSPACE & DEFENSE  3.1%
Alliant Techsystems, Inc. (a).............................   5,800          447,760
General Dynamics Corp.....................................  22,500        1,791,900
Raytheon Co...............................................  19,100          620,177
                                                                         ----------
                                                                          2,859,837
                                                                         ----------
COMMERCIAL SERVICES & SUPPLIES  1.8%
Affiliated Computer Services, Inc. (a)....................   2,700          286,551
Concord EFS, Inc. (a).....................................  22,500          737,550
First Data Corp...........................................   8,600          674,670
                                                                         ----------
                                                                          1,698,771
                                                                         ----------
INDUSTRIAL CONGLOMERATES  12.2%
General Electric Co....................................... 107,800        4,320,624
Tyco International Ltd.................................... 119,000        7,009,100
                                                                         ----------
                                                                         11,329,724
                                                                         ----------
TOTAL INDUSTRIALS.................................................       15,888,332
                                                                         ----------
INFORMATION TECHNOLOGY  21.0%
COMMUNICATIONS EQUIPMENT  3.3%
Brocade Communications Systems, Inc. (a) .................   6,100          202,032
Cisco Systems, Inc. (a) .................................. 108,500        1,964,935


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMUNICATIONS EQUIPMENT (CONTINUED)
Motorola, Inc.............................................  15,400    $     231,308
QUALCOMM, Inc. (a)........................................  12,300          621,150
                                                                         ----------
                                                                          3,019,425
                                                                         ----------
COMPUTERS & PERIPHERALS  4.4%
Dell Computer Corp. (a)...................................  41,800        1,136,124
EMC Corp. (a).............................................  22,900          307,776
International Business Machines Corp......................  17,200        2,080,512
Sun Microsystems, Inc. (a)................................  44,900          552,270
                                                                         ----------
                                                                          4,076,682
                                                                         ----------
INTERNET SOFTWARE & SERVICES  0.1%
VeriSign, Inc. (a)........................................   1,800           68,472
                                                                         ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.2%
Altera Corp. (a)..........................................  14,500          307,690
Analog Devices, Inc. (a)..................................   8,900          395,071
Applied Materials, Inc. (a)...............................   8,400          336,840
Intel Corp................................................ 108,000        3,396,600
Texas Instruments, Inc....................................  37,900        1,061,200
Xilinx, Inc. (a)..........................................   6,600          257,730
                                                                         ----------
                                                                          5,755,131
                                                                         ----------
SOFTWARE  7.0%
Intuit, Inc. (a)..........................................  17,000          727,260
Microsoft Corp. (a).......................................  58,600        3,882,250
Oracle Corp. (a)..........................................  65,400          903,174
PeopleSoft, Inc. (a)......................................  12,900          518,580
VERITAS Software Corp. (a)................................   9,786          438,706
                                                                         ----------
                                                                          6,469,970
                                                                         ----------
TOTAL INFORMATION TECHNOLOGY......................................       19,389,680
                                                                         ----------
TELECOMMUNICATION SERVICES  3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES  2.1%
SBC Communications, Inc...................................  25,000          979,250
Verizon Communications, Inc...............................  15,334          727,752
WorldCom, Inc. (a)........................................  18,900          266,112
                                                                         ----------
                                                                          1,973,114
                                                                         ----------
WIRELESS TELECOMMUNICATION SERVICES  0.9%
AT&T Wireless Services, Inc. (a)..........................  15,900          228,483
Sprint Corp.-PCS Group (a)................................  23,400          571,194
                                                                         ----------
                                                                            799,677
                                                                         ----------
TOTAL TELECOMMUNICATION SERVICES..................................        2,772,791
                                                                         ----------

TOTAL LONG-TERM INVESTMENTS  97.3%
    (Cost $80,404,302)............................................       90,034,027
                                                                         ----------

                                     14       SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                           MARKET
DESCRIPTION                                                                VALUE

REPURCHASE AGREEMENT  2.7%
J.P. Morgan Securities Inc. ($2,483,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/01, to be sold on 01/02/02 at $2,483,200)
    (Cost $2,483,000).............................................      $ 2,483,000
                                                                        -----------

TOTAL INVESTMENTS  100.0%
    (Cost $82,887,302)............................................       92,517,027

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.0)%.....................          (29,104)
                                                                        -----------

NET ASSETS  100.0%................................................      $92,487,923
                                                                        ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

SEE NOTES TO FINANCIAL STATEMENTS      15

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001 (UNAUDITED)


ASSETS:
Total Investments (Cost $82,887,302)............................................$ 92,517,027
Cash............................................................................     306,508
Receivables:
  Investments Sold..............................................................     553,209
  Fund Shares Sold..............................................................     137,437
  Dividends ....................................................................      66,493
  Interest......................................................................         100
Deferred Organizational Cost....................................................       1,660
Other...........................................................................      25,210
                                                                                ------------
    Total Assets................................................................  93,607,644
                                                                                ------------

LIABILITIES:
Payables:
  Investments Purchased.........................................................     832,787
  Distributor and Affiliates....................................................     107,722
  Fund Shares Repurchased.......................................................      43,114
  Investment Advisory Fee.......................................................      22,616
  Administrative Fee............................................................      19,820
  Directors' Fee................................................................         627
Accrued Expenses................................................................      68,340
Directors' Deferred Compensation and Retirement Plans...........................      24,695
                                                                                ------------
    Total Liabilities...........................................................   1,119,721
                                                                                ------------
NET ASSETS......................................................................$ 92,487,923
                                                                                ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized) ...........................................................$112,101,922
Net Unrealized Appreciation.....................................................   9,629,725
Accumulated Net Investment Loss.................................................    (482,036)
Accumulated Net Realized Loss................................................... (28,761,688)
                                                                                ------------
NET ASSETS......................................................................$ 92,487,923
                                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $36,834,029 and 3,605,218 shares of beneficial interest issued
    and outstanding)............................................................$     10.22
    Maximum sales charge (5.75%* of offering price).............................       0.62
                                                                                ------------
    Maximum offering price to public............................................$     10.84
                                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $39,583,289 and 3,982,592 shares of beneficial interest issued
    and outstanding)............................................................$      9.94
                                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $16,070,605 and 1,617,724 shares of beneficial interest issued
    and outstanding)                                                             $      9.93
                                                                                ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                     16       SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


INVESTMENT INCOME:
Dividends................................................................... $    375,819
Interest....................................................................       30,895
                                                                             ------------
    Total Income............................................................      406,714
                                                                             ------------
EXPENSES:
Investment Advisory Fee.....................................................      347,315
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $43,899, $190,998 and $69,432, respectively)...........................      304,329
Administrative Fee..........................................................       96,179
Shareholder Services........................................................       47,604
Custody.....................................................................       30,384
Legal.......................................................................       13,434
Directors' Fees and Expenses................................................        3,204
Amortization of Organizational Costs........................................          596
Other.......................................................................       76,751
                                                                             ------------
  Total Expenses............................................................      919,796
  Less Expense Reductions...................................................      (55,271)
                                                                             ------------
  Net Expenses..............................................................      864,525
                                                                             ------------
NET INVESTMENT LOSS......................................................... $   (457,811)
                                                                             ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss........................................................... $(10,545,292)
                                                                             ------------

Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................................    3,921,454
  End of the Period.........................................................    9,629,725
                                                                             ------------
Net Unrealized Appreciation During the Period ..............................    5,708,271
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS............................................ $ (4,837,021)
                                                                             ============
NET DECREASE IN NET ASSETS FROM OPERATIONS.................................. $ (5,294,832)
                                                                             ============

SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)



                                                                   SIX MONTHS ENDED              YEAR ENDED
                                                                  DECEMBER 31, 2001             JUNE 30, 2001
                                                                  -----------------             -------------

FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...........................................   $      (457,811)             $ (1,190,381)
Net Realized Loss.............................................       (10,545,292)              (17,794,397)
Net Unrealized Appreciation/Depreciation During the
   Period.....................................................         5,708,271               (14,199,569)
                                                                     -----------               -----------
Change in Net Assets from Operations..........................        (5,294,832)              (33,184,347)
                                                                     -----------               -----------
Distributions from and in Excess of Net Realized Gain:
Class A Shares................................................                -0-               (2,278,553)
Class B Shares................................................                -0-               (2,681,721)
Class C Shares................................................                -0-                 (890,951)
                                                                     -----------               -----------
Total Distributions...........................................                -0-               (5,851,225)
                                                                     -----------               -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..........         (5,294,832)              (39,035,572)
                                                                     -----------               -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................................        13,984,820                43,953,193
Net Asset Value of Shares Issued Through Dividend
   Reinvestment...............................................                -0-                5,275,039
Cost of Shares Repurchased....................................       (11,447,325)              (22,983,623)
                                                                     -----------               -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS............         2,537,495                26,244,609
                                                                     -----------               -----------
TOTAL DECREASE IN NET ASSETS..................................        (2,757,337)              (12,790,963)
NET ASSETS:
Beginning of the Period.......................................        95,245,260               108,036,223
                                                                     -----------               -----------
End of the Period (Including accumulated net investment
   loss of $482,036 and $24,225, respectively)................   $    92,487,923              $ 95,245,260
                                                                 ===============              ============

                                     18       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                   MAY 29, 1998
                                                                                                                  (COMMENCEMENT
CLASS A SHARES                         SIX MONTHS ENDED                   YEAR ENDED JUNE 30,                      OF INVESTMENT
                                         DECEMBER 31,      ---------------------------------------------------    OPERATIONS) TO
                                            2001(a)            2001(a)          2000(a)             1999(a)        JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.....................       $10.76            $15.42            $12.54           $10.29                $10.00
                                           ------            ------            ------           ------                ------
  Net Investment Loss...............        (0.03)            (0.09)            (0.11)           (0.06)                  -0-
  Net Realized and Unrealized
    Gain/Loss.......................        (0.51)            (3.85)             3.47             2.31                  0.29
                                           ------            ------            ------           ------                ------
Total From Investment Operations....        (0.54)            (3.94)             3.36             2.25                  0.29
                                           ------            ------            ------           ------                ------
Less Distributions from and in
  Excess of Net Realized Gain.......          -0-             (0.72)            (0.48)             -0-(c)                -0-
                                           ------            ------            ------           ------                ------
NET ASSET VALUE, END OF THE
  PERIOD............................       $10.22            $10.76            $15.42           $12.54                $10.29
                                           ======            ======            ======           ======                ======
Total Return* (b)...................        -5.02%**         -26.15%            27.26%           21.90%                 2.90%**
Net Assets at End of the
  Period (In millions)..............       $ 36.8            $ 38.3            $ 41.6           $ 17.2                $  2.1
Ratio of Expenses to Average
  Net Assets*.......................         1.50%             1.50%             1.50%            1.50%                 1.50%
Ratio of Net Investment Loss to
  Average Net Assets*...............        (0.57)%           (0.68)%           (0.77)%          (0.57)%                0.51%
Portfolio Turnover ................             50%**             71%               73%             126%                  19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets......................         1.61%             1.58%             1.69%            1.98%                 4.06%
  Ratio of Net Investment Loss to
    Average Net Assets..............        (0.68)%           (0.76)%           (0.96)%         (1.05)%                (2.05)%

**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC
    OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS       19

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                                                    MAY 29, 1998
                                                                                                                   (COMMENCEMENT
CLASS B SHARES                         SIX MONTHS ENDED                   YEAR ENDED JUNE 30,                       OF INVESTMENT
                                         DECEMBER 31,      ---------------------------------------------------     OPERATIONS) TO
                                            2001(a)            2001(a)          2000(a)             1999(a)         JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.....................     $10.51            $15.19            $12.45           $10.28                     $10.00
                                         ------            ------            ------           ------                     ------
  Net Investment Loss...............      (0.07)            (0.18)            (0.21)           (0.14)                       -0-
  Net Realized and Unrealized
    Gain/Loss.......................      (0.50)            (3.78)             3.43             2.31                       0.28
                                         ------            ------            ------           ------                     ------
Total From Investment Operations....      (0.57)            (3.96)             3.22             2.17                       0.28
                                         ------            ------            ------           ------                     ------
Less Distribution from and in
  Excess of Net Realized Gain.......        -0-             (0.72)            (0.48)             -0-(c)                     -0-
                                         ------            ------            ------           ------                     ------
NET ASSET VALUE, END OF THE
  PERIOD............................     $ 9.94            $10.51            $15.19           $12.45                     $10.28
                                         ======            ======            ======           ======                     ======
Total Return* (b)...................      -5.42%**         -26.70%            26.32%           21.14%                      2.80%**
Net Assets at End of the
  Period (In millions)..............     $ 39.6            $ 43.4            $ 49.2           $ 24.0                     $  1.5
Ratio of Expenses to Average
  Net Assets*.......................       2.25%             2.25%             2.25%            2.25%                      2.25%
Ratio of Net Investment Loss to
  Average Net Assets*...............      (1.32)%           (1.43)%           (1.52)%          (1.34)%                    (0.25)%
Portfolio Turnover..................         50%**             71%               73%             126%                        19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets......................       2.36%             2.33%             2.44%            2.72%                      4.81%
  Ratio of Net Investment Loss to
    Average Net Assets..............      (1.43)%           (1.51)%           (1.71)%          (1.81)%                    (2.81)%

** NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

                                     20       SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                                                   MAY 29, 1998
                                                                                                                  (COMMENCEMENT
CLASS C SHARES                         SIX MONTHS ENDED                   YEAR ENDED JUNE 30,                      OF INVESTMENT
                                         DECEMBER 31,      ---------------------------------------------------    OPERATIONS) TO
                                            2001(a)            2001(a)          2000(a)             1999(a)        JUNE 30, 1998
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                            $10.50            $15.18            $12.44            $10.28                $10.00
                                           ------            ------            ------            ------                ------
  Net Investment Loss...............        (0.06)            (0.18)            (0.21)            (0.14)                  -0-
  Net Realized and Unrealized
  Gain/Loss.........................        (0.51)            (3.78)             3.43              2.30                  0.28
                                           ------            ------            ------            ------                ------
Total From Investment Operations....        (0.57)            (3.96)             3.22              2.16                  0.28
                                           ------            ------            ------            ------                ------
Less Distributions from and in
  Excess of Net Realized Gain.......          -0-             (0.72)            (0.48)              -0-(c)                -0-
                                           ------            ------            ------            ------                ------
NET ASSET VALUE, END OF THE
  PERIOD............................       $ 9.93            $10.50            $15.18            $12.44                $10.28
                                           ======            ======            ======            ======                ======
Total Return* (b)...................        -5.43%**         -26.72%            26.34%            21.04%                 2.80%**
Net Assets at End of the
  Period (In millions)..............       $ 16.1            $ 13.6            $ 17.2            $  7.4                $  1.5
Ratio of Expenses to Average
  Net Assets*.......................         2.25%             2.25%             2.25%             2.25%                 2.25%
Ratio of Net Investment
  Loss to Average Net Assets*.......        (1.32)%           (1.43)%           (1.52)%           (1.32)%               (0.25)%
Portfolio Turnover.................            50%**             71%               73%              126%                   19%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets......................         2.36%             2.33%             2.44%              2.75%                4.81%
  Ratio of Net Investment Loss to
    Average Net Assets..............        (1.43)%           (1.51)%           (1.71)%            (1.81)%              (2.81)%


**  NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN
    REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS      21

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


         The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998.

1. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest indepen-dently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending May 27, 2003 beginning with the Fund's commencement of operations.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,408,255, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.
     At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $82,887,302, the aggregate gross unrealized appreciation is $11,782,095 and the aggregate gross unrealized depreciation is $2,152,370, resulting in net unrealized appreciation on long- and short-term investments of $9,629,725.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $500 million................................            0.80%
Next $500 million.................................            0.75%
Over $1 billion...................................            0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                        CLASS A                      AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.50%                          2.25%

     For the period ended December 31, 2001, the Adviser voluntarily waived $55,271 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of $8,400, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.
     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $47,604. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.
     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.
     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $25,211 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $2,700.

3. CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                            CONTINGENT DEFERRED
                                                              SALES CHARGE AS
                                                          A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                           CLASS B      CLASS C
First......................................                   5.00%        1.00%
Second.....................................                   4.00%         None
Third......................................                   3.00%         None
Fourth.....................................                   2.50%         None
Fifth......................................                   1.50%         None
Thereafter.................................                    None         None

     For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $19,000 and CDSC on redeemed shares of Classes B and C of approximately $58,400. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                              SIX MONTHS ENDED      YEAR ENDED
                                              DECEMBER 31, 2001   JUNE 30, 2001
                                              -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed..............................      513,442         1,455,465
     Distributions Reinvested................          -0-           173,724
     Redeemed................................     (463,415)         (773,622)
                                               -----------      -------------
   Net Increase in Class A Shares Outstanding       50,027           855,567
                                               ===========      =============
   Dollars:
     Subscribed..............................  $ 5,244,160       $19,107,854
     Distributions Reinvested................          -0-         2,155,917
     Redeemed................................   (4,525,276)       (9,646,058)
                                               -----------      -------------
   Net Increase..............................  $   718,884       $11,617,713
                                               ===========      =============
   Ending Paid in Capital....................  $44,878,528       $44,621,767+
                                               ===========      =============
CLASS B:
   Shares:
     Subscribed..............................      420,764         1,605,890
     Distributions Reinvested................          -0-           191,835
     Redeemed................................     (569,304)         (906,514)
                                               -----------      -------------
   Net Increase/Decrease in Class B
   Shares Outstanding........................     (148,540)          891,211
                                               ===========      =============
   Dollars:
     Subscribed..............................  $ 4,139,434       $20,706,443
     Distributions Reinvested................          -0-         2,340,359
     Redeemed................................   (5,430,748)      (10,701,028)
                                               -----------      -------------
   Net Increase/Decrease.....................  $(1,291,314)      $12,345,774
                                               ===========       ============
   Ending Paid in Capital....................  $48,499,344       $50,319,223+
                                               ===========       ============
CLASS C:
   Shares:
     Subscribed..............................      481,950           312,329
     Distributions Reinvested................          -0-            64,043
     Redeemed................................     (157,565)         (216,136)
                                               -----------      -------------
   Net Increase in Class C Shares Outstanding      324,385           160,236
                                               ===========       ============
   Dollars:
     Subscribed..............................  $ 4,601,226       $ 4,138,896
     Distributions Reinvested................          -0-           778,763
     Redeemed................................   (1,491,301)       (2,636,537)
                                               -----------       -------------
   Net Increase..............................  $ 3,109,925       $ 2,281,122
                                               ===========       ============
   Ending Paid in Capital....................  $18,724,050       $15,814,168+
                                               ===========       ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

4. INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $45,509,612 and sales of $43,599,100 investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $180,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $17,300.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EQUITY GROWTH FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plazax
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                     Van Kampen Funds Inc.
                     1 Parkview Plaza, P.O. Box 5555
                     Oakbrook Terrace, IL 60181-5555
                     vankampen.com

                 VAN KAMPEN
                 INVESTMENTS
         GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     468, 568, 668                             Member NASD/SIPC.
                     EQG SAR 2/02                              5285B02-AP-2/02

                                         Van Kampen
                                         European
                                         Value Equity Fund

                                         SEMIANNUAL REPORT

                                         DECEMBER 31, 2001

                              [woman with flowers]

                                         Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                          TABLE OF CONTENTS

                                   OVERVIEW

                      LETTER TO SHAREHOLDERS                                   1
                           ECONOMIC SNAPSHOT                                   2

                         PERFORMANCE SUMMARY

                           RETURN HIGHLIGHTS                                   4

                       PORTFOLIO AT A GLANCE

                            TOP TEN HOLDINGS                                   5
                          TOP FIVE COUNTRIES                                   5
            Q&A WITH YOUR PORTFOLIO MANAGERS                                   6
                           GLOSSARY OF TERMS                                   9

                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS                                  10
                        FINANCIAL STATEMENTS                                  14
               NOTES TO FINANCIAL STATEMENTS                                  20

                      VAN KAMPEN INVESTMENTS

              THE VAN KAMPEN FAMILY OF FUNDS                                  27
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES                                  28

                 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY
                    A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

VAN KAMPEN WISHES PEACE AND PROSPERITY TO ALL.

--------------------------------------------------------------------------------
NOT FDIC INSURED.               MAY LOSE VALUE.               NO BANK GUARANTEE.
--------------------------------------------------------------------------------

OVERVIEW

LETTER TO SHAREHOLDERS

JANUARY 18, 2002

DEAR SHAREHOLDER,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES

(DECEMBER 31, 1999--DECEMBER 31, 2001)

                                    [CHART]

     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
      99      00      00      00      00      01      01      01      01
    ----    ----    ----    ----    ----    ----    ----    -----    ----
    8.3%    4.8%    5.7%    1.3%    1.9%    1.3%    0.3%    -1.3%    0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

                      [CHART]

                INTEREST    INFLATION
                 RATES
                --------    ---------
Dec 99            5.5%        2.7%
                  5.5%        2.7%
                 5.75%        3.2%
Mar 00            6.0%        3.8%
                  6.0%        3.1%
                  6.5%        3.2%
Jun 00            6.5%        3.7%
                  6.5%        3.7%
                  6.5%        3.4%
Sep 00            6.5%        3.5%
                  6.5%        3.4%
                  6.5%        3.4%
Dec 00            6.5%        3.4%
                  5.5%        3.7%
                  5.5%        3.5%
Mar 01            5.0%        2.9%
                  4.5%        3.3%
                  4.0%        3.6%
Jun 01           3.75%        3.2%
                 3.75%        2.7%
                  3.5%        2.7%
Sep 01            3.0%        2.6%
                  2.5%        2.1%
                  2.0%        1.9%
Dec 01           1.75%        1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                               A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -4.32%       -4.27%      -4.48%
--------------------------------------------------------------------------------
Six-month total return(2)                        -9.83%       -9.02%      -5.43%
--------------------------------------------------------------------------------
One-year total return(2)                        -19.99%      -19.34%     -16.27%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       0.02%        0.60%       1.13%
--------------------------------------------------------------------------------
Commencement date                               9/25/98      9/25/98     9/25/98
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+

(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.     VODAFONE GROUP                                                       3.8%
       Operates wireless communications
       networks in the United Kingdom and the United States.

2.     AVENTIS                                                              3.6%
       Develops chemicals, pharmaceuticals, and other products.

3.     TOTALFINAELF                                                         3.1%
       Explores for and produces oil and
       natural gas worldwide.

4.     NESTLE                                                               3.0%
       Produces food and cosmetics, including name brands Nestea,
       Nestle, and L'Oreal.

5.     GLAXOSMITHKLINE                                                      3.0%
       Develops and markets pharmaceuticals and consumer products worldwide.

6.     SHELL TRANSPORT & TRADING                                            2.8%
       Explores for and produces oil and natural gas and manufactures chemicals.

7.     CADBURY SCHWEPPES                                                    2.4%
       Manufactures candy and soft drinks, including such brands as
       7 UP, Canada Dry, Cadbury, and York.

8.     ALLIED DOMECQ                                                        2.2%
       Distills spirits and wines, including Kahlua liqueur, and
       operates retail food chains including Dunkin' Donuts.

9.     LLOYDS TSB                                                           2.0%
       Provides banking and insurance services primarily in the United
       Kingdom.

10.    NOVARTIS                                                             2.0%
       Develops and produces pharmaceuticals and consumer health
       products, including such brands as Gerber and Maalox.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER &CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES
      LISTED.

TOP FIVE COUNTRIES*

(AS A PERCENTAGE OF NET ASSETS)

                                               DECEMBER 31, 2001   JUNE 30, 2001
United Kingdom                                       39.9%           37.2%
France                                               12.2%           11.4%
Switzerland                                          12.0%           10.1%
Netherlands                                           9.2%            6.7%
Germany                                               6.4%            8.4%

*     SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN EUROPEAN VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S EUROPEAN VALUE TEAM. THE TEAM1 IS LED BY MARGARET NAYLOR, MANAGING DIRECTOR, WHO HAS MANAGED THE FUND SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1984. SHE IS JOINED BY NATHALIE DEGANS, EXECUTIVE DIRECTOR; WILLEM VINKE, EXECUTIVE DIRECTOR; AND FELICITY SMITH, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)   TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A The fund returned -4.32 percent during the six months ended December 31, 2001, compared with -3.25 percent for the MSCI Europe Index. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      THE MSCI EUROPE INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF SECURITIES WITH REINVESTED DIVIDENDS ON THE EXCHANGES OF EUROPEAN COUNTRIES. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q HOW WOULD YOU DESCRIBE THE MARKET CONDITIONS IN EUROPE DURING THE PAST SIX MONTHS?

A European equity markets were extremely volatile during the last six months. Although already facing capital losses, investors seemed to believe that European economies would somehow avoid most of the global economic turbulence. This perception persisted until the summer. Then, a series of poor economic data, especially in Germany, challenged this view--and the horrific events of September 11 marked an end to that scenario. Ironically, as the macroeconomic environment worsened, the geopolitical outlook improved as the Afghanistan crisis progressed. By the end of the period, markets recovered on expectations that the worst might be over and that Western economies could return to higher growth rate levels sooner than expected. The aggressive U.S. monetary and fiscal response, as well as lower interest rates around Europe, also significantly contributed to this return of confidence.

Q     HOW DID YOU MANAGE THE FUND IN SUCH A TURBULENT ENVIRONMENT?

A Despite these extreme circumstances, we continued to apply our value discipline. As a result, we found limited investment opportunities in the information technology (IT) arena. In general, while share prices eroded to levels that might have appeared attractive at first glance, the earnings of IT companies have dropped significantly. Therefore, we believe that valuations for these companies remain too demanding, especially after the strong rally during the fourth quarter of 2001.

      In contrast, the fund's telecommunications sector exposure was increased. As valuations became more attractive, in our opinion, and some telecom companies were successful in rebuilding their balance sheets after a period of exceptional capital expenditures and related financial leveraging, we found more opportunities that met our investment criteria. For example, the Dutch operator KPN was added to the fund, and we increased the fund's exposure to Vodafone (U.K.), the world's leading mobile telecommunication company.

Q     TO WHAT DO YOU ATTRIBUTE THE FUND'S PERFORMANCE?

A A major detractor was disappointing performance among some of the fund's holdings in the consumer staples, financial, and health care sectors. Stocks such as pharmaceutical companies Aventis (France) and Fresenius (Germany) contributed negatively.

      Relative to the fund's benchmark index, the MSCI Europe Index, the fund's overweight position in consumer staples was positive, as this sector performed well during the period. Financials performed poorly, which benefited relative performance given the fund's underweight position. Also, the fund's stock picks in the industrial sector contributed positively to performance.

      In terms of individual holdings, top-performing stocks included Siemens, the German engineering and technology conglomerate, as well as the U.K. cleaning and corporate services company Rentokil. Advertising firm WPP Group (U.K.) also performed strongly, demonstrating that while media companies were hit hard by the U.S. economic downturn, advertising revenues had been relatively more resilient.

      KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q     WHAT IS YOUR OUTLOOK FOR THE EUROPEAN MARKETS AND THE FUND?

A Looking forward, we believe 2002 could provide a better environment for equity investing in Europe, although we remain concerned about equity valuation levels. The build up of a strong international coalition and the successful field operations in Afghanistan have improved the geopolitical outlook. Although fighting--and ultimately annihilating--terrorist organizations will take many years, its economic impact may prove less severe than anticipated in September.

      Although the news flow from the real economy may well remain bleak, some leading indicators may start improving. Also, the European Central Bank may have room to lower rates in an environment of low inflation across the eurozone and controlled labor costs.

      In light of potentially improving economic fundamentals, we hope to see European companies, which had drastically cut capital expenditures, begin reassessing their plans. In our opinion, a rebound would need to come from companies, rather than the consumer, as consumer spending has remained strong throughout the recent downturn. Furthermore, European companies are not particularly indebted and have avoided the excessive technology equipment and software investments that caused the downturn in the U.S. economy. Therefore, current restructuring efforts within European companies could be directly beneficial for profits and cash-flow generation.

      At the stock level, we remain cautious of valuations because in some areas of the market they are higher than what we believe the fundamentals merit. During the year, we hope to add to economically sensitive companies (in sectors such as technology and media) that may benefit from an economic recovery, but will only do so if valuations dip to what we consider to be attractive levels.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                     SHARES      VALUE
COMMON STOCKS 94.0%
DENMARK  1.4%
Danisco A/S ..............................................       3,827   $   137,080
TDC A/S ..................................................         793        28,262
                                                                         -----------
                                                                             165,342
                                                                         -----------
FINLAND  1.3%
Sampo Oyj, Class A .......................................      10,579        83,013
Stora Enso Oyj ...........................................       5,003        64,152
                                                                         -----------
                                                                             147,165
                                                                         -----------
FRANCE  12.2%
Assurances Generales de France ...........................       1,663        79,928
Aventis S.A ..............................................       5,887       418,643
CNP Assurances ...........................................         807        25,690
Compagnie de Saint-Gobain ................................         543        82,071
Credit Agricole S.A ......................................       2,705        42,910
Groupe Danone ............................................       1,529       186,787
Neopost S.A. (a) .........................................       3,790       110,579
Schneider Electric S.A ...................................       2,222       106,993
TotalFinaElf S.A., Class B ...............................       2,451       350,563
                                                                         -----------
                                                                           1,404,164
                                                                         -----------
GERMANY  4.4%
Bayer AG .................................................       1,547        49,247
Deutsche Post AG (Registered) ............................      13,197       182,400
Deutsche Telekom AG (Registered) .........................       6,326       109,433
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)         580       157,742
                                                                         -----------
                                                                             498,822
                                                                         -----------
ITALY  5.3%
ENI S.p.A ................................................      13,418       168,465
IntesaBCI S.p.A ..........................................      31,644        79,290
Snam Rete Gas (a) ........................................      43,713       115,767
Telecom Italia S.p.A .....................................      10,361        88,694
TIM S.p.A ................................................      13,098        73,230
UniCredito Italiano S.p.A ................................      20,453        82,253
                                                                         -----------
                                                                             607,699
                                                                         -----------
NETHERLANDS  9.2%
ABN Amro Holding N.V .....................................       6,861       110,674
Akzo Nobel N.V ...........................................       3,089       138,136


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                     SHARES      VALUE
NETHERLANDS (CONTINUED)
Buhrmann N.V .............................................       6,380   $    70,146
CSM N.V ..................................................       3,295        68,459
Fortis (NL) N.V ..........................................       4,669       121,153
IHC Caland N.V ...........................................       2,630       123,121
ING Groep N.V ............................................       5,368       137,090
Koninklijke Ahold N.V ....................................       1,879        54,755
Koninklijke (Royal) Philips Electronics N.V ..............       3,730       111,023
Royal KPN N.V. (a) .......................................      24,601       125,259
                                                                         -----------
                                                                           1,059,816
                                                                         -----------
NORWAY  1.1%
Statoil ASA (a) ..........................................       6,575        45,140
Telenor ASA ..............................................      19,540        84,199
                                                                         -----------
                                                                             129,339
                                                                         -----------
PORTUGAL  0.5%
Banco Comercial Portugues S.A. (Registered) (a) ..........      11,259        45,681
Electricidade de Portugal S.A ............................       4,264         9,277
                                                                         -----------
                                                                              54,958
                                                                         -----------
SPAIN  3.7%
Amadeus Global Travel Distribution S.A., Class A .........       7,240        41,834
Banco Popular Espanol S.A ................................       3,406       112,009
Endesa S.A ...............................................       6,859       107,461
Telefonica S.A. (a) ......................................      12,347       165,478
                                                                         -----------
                                                                             426,782
                                                                         -----------
SWEDEN  3.0%
ForeningsSparbanken AB, Class A ..........................       6,009        74,794
Nordea AB ................................................      25,083       133,288
Svenska Handelsbanken, Class A ...........................       9,338       137,688
                                                                         -----------
                                                                             345,770
                                                                         -----------
SWITZERLAND  12.0%
Cie Financiere Richemont AG, Class A .....................       3,626        67,476
Converium Holdings AG (a) ................................         640        31,155
Holcim Ltd., Class B .....................................         531       114,669
Nestle S.A. (Registered) .................................       1,632       348,491
Novartis AG ..............................................       6,201       224,430
Roche Holding AG .........................................         805        57,542
Schindler Holding AG (Registered) ........................          53        76,089
Swiss Re (Registered) ....................................       1,047       105,470
Syngenta AG (a) ..........................................       2,433       126,214
UBS AG (Registered) ......................................       4,376       221,202
                                                                         -----------
                                                                           1,372,738
                                                                         -----------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                           MARKET
DESCRIPTION                                                     SHARES      VALUE
UNITED KINGDOM  39.9%
Allied Domecq plc ........................................      42,148   $   249,919
AstraZeneca plc ..........................................         981        44,250
BAE Systems plc ..........................................      38,876       175,188
Barclays plc .............................................       2,693        89,203
BOC Group plc ............................................       3,574        55,160
British American Tobacco plc .............................      20,862       176,935
Cadbury Schweppes plc ....................................      43,773       279,153
Centrica plc .............................................      21,323        68,923
Diageo plc ...............................................      14,391       164,483
GlaxoSmithKline plc ......................................      13,501       338,698
GUS plc ..................................................       7,596        71,335
Hays plc .................................................      14,651        44,370
HSBC Holdings plc ........................................      10,300       120,874
Imperial Tobacco Group plc ...............................      13,197       174,086
Innogy Holdings plc ......................................      36,815       102,917
Lattice Group plc ........................................      49,465       112,353
Lloyds TSB Group plc .....................................      21,277       231,106
Prudential plc ...........................................       9,452       109,546
Reckitt Benckiser plc ....................................       4,807        69,990
Reed International plc ...................................      15,982       132,638
Rentokil Initial plc .....................................      52,673       211,670
Rolls-Royce plc ..........................................      46,896       113,687
Sainsbury (J) plc (Registered) ...........................      21,776       116,043
Scottish & Southern Energy plc ...........................      12,840       114,040
Shell Transport & Trading Co. plc (Registered) ...........      47,417       325,865
Smiths Group plc .........................................      10,269       101,223
SSL International plc ....................................      14,361       113,435
Vodafone Group plc .......................................     165,871       434,111
Wolseley plc .............................................       6,778        56,745
WPP Group plc ............................................      16,076       177,891
                                                                         -----------
                                                                           4,575,837
                                                                         -----------
TOTAL COMMON STOCKS  94.0%
    (Cost $9,690,063) ....................................                10,788,432
                                                                         -----------
PREFERRED STOCKS  2.0%
GERMANY  2.0%
Fresenius AG .............................................       1,753       145,248
Henkel KGAA ..............................................       1,387        77,917
                                                                         -----------
TOTAL PREFERRED STOCKS
    (Cost $236,378) ......................................                   223,165
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS  96.0%
    (Cost $9,926,441) ....................................                11,011,597
                                                                         -----------


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                  MARKET
DESCRIPTION                                                                        VALUE
REPURCHASE AGREEMENT  3.6%
J.P. Morgan Securities Inc. ($417,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 12/31/01, to be sold on
    01/02/02 at $417,034)
    (Cost $417,000) .......................................................   $   417,000
                                                                              -----------
TOTAL INVESTMENTS  99.6%
    (Cost $10,343,441) ....................................................    11,428,597
                                                                              -----------
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4% ...............................        47,844
                                                                              -----------
NET ASSETS  100.0% ........................................................   $11,476,441
                                                                              ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       MARKET         PERCENT OF
INDUSTRY                                                VALUE         NET ASSETS
Financials ........................................  $ 2,331,759          20.3%
Consumer Staples ..................................    2,026,182          17.6
Industrials .......................................    1,439,371          12.5
Health Care .......................................    1,342,245          11.7
Telecommunication Services ........................    1,108,665           9.7
Energy ............................................      890,033           7.8
Utilities .........................................      630,738           5.5
Materials .........................................      625,495           5.5
Consumer Discretionary ............................      617,109           5.4
                                                     -----------          -----
                                                     $11,011,597          96.0%
                                                     ===========          =====


SEE NOTES TO FINANCIAL STATEMENTS      13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $10,343,441) ......................................   $ 11,428,597
Cash ......................................................................         27,366
Receivables:
  Investment Advisor ......................................................         83,084
  Dividends ...............................................................         17,377
  Fund Shares Sold ........................................................         16,386
  Investments Sold ........................................................         14,656
  Foreign Withholding Tax Reclaim .........................................         12,208
  Interest ................................................................          1,626
Other .....................................................................         22,887
                                                                              ------------
    Total Assets ..........................................................     11,624,187
                                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased ...................................................         32,639
  Fund Shares Repurchased .................................................         28,975
  Shareholder Reports .....................................................         26,636
  Distributor and Affiliates ..............................................         17,579
  Custody Fee .............................................................         15,472
  Administrative Fee ......................................................          3,840
  Directors' Fee ..........................................................          1,425
Directors' Deferred Compensation and Retirement Plans .....................         18,941
Accrued Expenses ..........................................................          2,239
                                                                              ------------
    Total Liabilities .....................................................        147,746
                                                                              ------------
NET ASSETS ................................................................   $ 11,476,441
                                                                              ------------
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized)   $ 12,347,989
Net Unrealized Appreciation on Investments and
  Foreign Currency Translations ...........................................      1,084,353
Accumulated Net Investment Loss ...........................................        (75,870)
Accumulated Net Realized Loss .............................................     (1,880,031)
                                                                              ------------
NET ASSETS ................................................................   $ 11,476,441
                                                                              ============
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of $5,154,594 and 522,514 shares of beneficial interest issued and
    outstanding) ..........................................................   $       9.86
    Maximum sales charge (5.75%* of offering price) .......................           0.60
                                                                              ------------
    Maximum offering price to public ......................................   $      10.46
                                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $4,566,915 and 458,791 shares of beneficial interest issued
    and outstanding) ......................................................   $       9.95
                                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $1,754,932 and 177,667 shares of beneficial interest issued and
    outstanding) ..........................................................   $       9.88
                                                                              ============

*     ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,940) ............   $    75,952
Interest ...........................................................         6,028
                                                                       -----------
    Total Income ...................................................        81,980
                                                                       -----------
EXPENSES:
Custody ............................................................        84,979
Investment Advisory Fee ............................................        78,848
Shareholder Reports ................................................        28,558
Filing and Registration Fee ........................................        25,217
Legal ..............................................................        17,125
Administrative Fee .................................................        14,305
Distribution (12b-1) and Service Fees (Attributed to Classes A and C
  of $6,494 and $6,157, respectively) ..............................        12,651
Directors' Fees and Related Expenses ...............................         3,133
Other ..............................................................         8,817
                                                                       -----------
    Total Expenses .................................................       273,633
    Less Expense Reductions ........................................      (132,099)
                                                                       -----------
    Net Expenses ...................................................       141,534
                                                                       -----------
NET INVESTMENT LOSS ................................................   $   (59,554)
                                                                       ===========
REALIZED AND UNREALIZED GAIN/LOSS
Realized Gain/Loss:
  Investments ......................................................   $  (856,449)
  Foreign Currency Transactions ....................................       (17,711)
                                                                       -----------
Net Realized Loss ..................................................      (874,160)
                                                                       -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ..........................................       675,200
  End of the Period:
    Investments ....................................................     1,085,156
    Foreign Currency Translations ..................................          (803)
                                                                       -----------
                                                                         1,084,353
                                                                       -----------
Net Unrealized Appreciation During the Period ......................       409,153
                                                                       -----------
NET REALIZED AND UNREALIZED LOSS ...................................   $  (465,007)
                                                                       ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................   $  (524,561)
                                                                       ===========


SEE NOTES TO FINANCIAL STATEMENTS      15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                   DECEMBER 31, 2001  JUNE 30, 2001
                                                                   -----------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss ........................................   $    (59,554)   $     73,530
Net Realized Loss .................................................       (874,160)       (952,387)
Net Unrealized Appreciation/Depreciation
   During the Period ..............................................        409,153        (398,453)
                                                                      ------------    ------------
Change in Net Assets from Operations ..............................       (524,561)     (1,277,310)
                                                                      ------------    ------------
Distributions from and in Excess of Net Investment Income:
Class A Shares ....................................................        (27,619)        (65,017)
Class B Shares ....................................................        (64,381)        (15,072)
Class C Shares ....................................................        (24,820)         (5,685)
                                                                      ------------    ------------
                                                                          (116,820)        (85,774)
                                                                      ------------    ------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares ....................................................            -0-        (152,755)
Class B Shares ....................................................            -0-        (142,168)
Class C Shares ....................................................            -0-         (53,136)
                                                                      ------------    ------------
                                                                               -0-        (348,059)
                                                                      ------------    ------------
Total Distributions ...............................................       (116,820)       (433,833)
                                                                      ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ...............       (641,381)     (1,711,143)
                                                                      ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .........................................     19,247,916      15,742,342
Net Asset Value of Shares Issued
   Through Dividend Reinvestment ..................................         82,468         321,507
Cost of Shares Repurchased ........................................    (21,872,263)    (15,544,862)
                                                                      ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ................     (2,541,879)        518,987
                                                                      ------------    ------------
TOTAL DECREASE IN NET ASSETS ......................................     (3,183,260)     (1,192,156)
NET ASSETS:
Beginning of the Period ...........................................     14,659,701      15,851,857
                                                                      ------------    ------------
End of the Period (Including accumulated
   net investment income of $(75,870)
   and $100,504, respectively) ....................................   $ 11,476,441    $ 14,659,701
                                                                      ============    ============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 SEPTEMBER 25, 1998
CLASS A SHARES                                                                     (COMMENCEMENT
                                       SIX MONTHS ENDED   YEAR ENDED JUNE 30,      OF INVESTMENT
                                         DECEMBER 31,     -------------------     OPERATIONS) TO
                                            2001(a)       2001(a)     2000(a)     JUNE 30, 1999(a)
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .........................   $ 10.47       $ 11.79     $ 10.65         $ 10.00
                                            -------       -------     -------         -------
  Net Investment Income/Loss ............     (0.08)         0.10        0.11            0.13
  Net Realized and Unrealized Gain/Loss .     (0.39)        (1.04)       1.27            0.54
                                            -------       -------     -------         -------
Total from Investment Operations ........     (0.47)        (0.94)       1.38            0.67
                                            -------       -------     -------         -------
Less:
  Distributions from and in Excess of Net
    Investment Income ...................     (0.14)        (0.11)      (0.14)          (0.02)
  Distributions from and in Excess
    of Net Realized Gain ................       -0-         (0.27)      (0.10)            -0-
                                            -------       -------     -------         -------
Total Distributions .....................     (0.14)        (0.38)      (0.24)          (0.02)
                                            -------       -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD ......   $  9.86       $ 10.47     $ 11.79         $ 10.65
                                            =======       =======     =======         =======
Total Return*(b) ........................     -4.32%**      -8.14%      13.15%           6.75%**
Net Assets at End of the Period
  (In millions) .........................   $   5.2       $   7.6      $  6.6          $  2.0
Ratio of Expenses to Average Net Assets*       1.70%         1.70%       1.70%           1.70%
Ratio of Net Investment Income/Loss
  to Average Net Assets* ................     (1.04)%        0.89%       0.99%           1.64%
Portfolio Turnover ......................       128%**         63%         49%             51%**

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average Net Assets      4.45%         2.50%       3.80%           6.20%
  Ratio of Net Investment Income/Loss to
    Average Net Assets                        (3.79)%        0.09%      (1.11)%         (2.87)%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS      17

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 SEPTEMBER 25, 1998
CLASS B SHARES                                                                     (COMMENCEMENT
                                       SIX MONTHS ENDED   YEAR ENDED JUNE 30,      OF INVESTMENT
                                         DECEMBER 31,     -------------------     OPERATIONS) TO
                                            2001(a)       2001(a)     2000(a)     JUNE 30, 1999(a)
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD .........................   $  10.47       $ 11.76     $ 10.62         $ 10.00
                                            -------       -------     -------         -------
  Net Investment Income/Loss ............     (0.03)         0.02        0.04            0.08
  Net Realized and Unrealized Gain/Loss .     (0.42)        (1.01)       1.26            0.55
                                            -------       -------     -------         -------
Total from Investment Operations ........     (0.45)        (0.99)       1.30            0.63
                                            -------       -------     -------         -------
Less:
  Distributions from and in Excess of Net
    Investment Income ...................     (0.07)        (0.03)      (0.06)          (0.01)
  Distributions from and in Excess
    of Net Realized Gain ................       -0-         (0.27)      (0.10)            -0-
                                            -------       -------     -------         -------
Total Distributions .....................     (0.07)        (0.30)      (0.16)          (0.01)
                                            -------       -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD ......   $  9.95       $ 10.47     $ 11.76         $ 10.62
                                            =======       =======     =======         =======
Total Return*(b) ........................     -4.27%**      -8.67%      12.37%           6.26%**
Net Assets at End of the Period
  (In millions) .........................   $   4.6       $   5.1     $   7.2         $   3.1
Ratio of Expenses to Average Net Assets*       1.67%         2.25%       2.45%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets* ................     (1.01)%        0.22%       0.45%           0.96%
Portfolio Turnover ......................       128%**         63%         49%             51%**

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average Net Assets      4.42%         3.10%       4.55%           6.61%
  Ratio of Net Investment Income/Loss to
    Average Net Assets ..................     (3.76)%       (0.63)%     (1.65)%         (3.20)%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                 SEPTEMBER 25, 1998
CLASS C SHARES                                                                     (COMMENCEMENT
                                       SIX MONTHS ENDED   YEAR ENDED JUNE 30,      OF INVESTMENT
                                         DECEMBER 31,     -------------------     OPERATIONS) TO
                                            2001(a)       2001(a)     2000(a)     JUNE 30, 1999(a)
                                       ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .........................   $ 10.41       $ 11.72     $ 10.59         $ 10.00
                                            -------       -------     -------         -------
  Net Investment Income/Loss ............     (0.08)         0.01        0.01            0.07
  Net Realized and Unrealized Gain/Loss .     (0.38)        (1.02)       1.28            0.53
                                            -------       -------     -------         -------
Total from Investment Operations ........     (0.46)        (1.01)       1.29            0.60
                                            -------       -------     -------         -------
Less:
  Distributions from and in Excess of Net
    Investment Income ...................     (0.07)        (0.03)      (0.06)          (0.01)
  Distributions from and in Excess
    of Net Realized Gain ................       -0-         (0.27)      (0.10)            -0-
                                            -------       -------     -------         -------
Total Distributions .....................     (0.07)        (0.30)      (0.16)          (0.01)
                                            -------       -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD ......   $  9.88       $ 10.41     $ 11.72         $ 10.59
                                            =======       =======     =======         =======
Total Return*(b) ........................     -4.48%**      -8.79%      12.37%           5.96%**
Net Assets at End of the Period
  (In millions) .........................   $   1.8       $   2.0     $   2.0         $   1.5
Ratio of Expenses to Average Net Assets*       2.04%         2.45%       2.45%           2.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets* ................     (1.38)%        0.08%       0.01%           0.81%
Portfolio Turnover ......................       128%**         63%         49%             51%**

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average Net Assets      4.79%         3.25%       4.55%           7.33%
  Ratio of Net Investment Income/Loss to
    Average Net Assets ..................     (4.13)%       (0.72)%     (2.09)%         (4.13)%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(B) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND shares.


SEE NOTES TO FINANCIAL STATEMENTS      19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      The Van Kampen European Value Equity Fund (formerly Van Kampen European Equity Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of equity securities of European issuers based on individual stock selection. The Fund commenced operations on September 25, 1998. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest indepen-dently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $137,107, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $10,343,441, the aggregate gross unrealized appreciation is $1,213,737 and the aggregate gross unrealized depreciation is $128,581, resulting in net unrealized appreciation on long- and short-term investments of $1,085,156.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss on foreign currency translation.

      Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million .............................................         1.00%
Next $500 million ..............................................         0.95%
Over $1 billion ................................................         0.90%

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                        CLASS A                      AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.70%                          2.45%

      For the period ended December 31, 2001, the Adviser voluntarily waived $132,099 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended December 31, 2001, the Fund recognized expenses of approximately $200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of $6,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

      At December 31, 2001, Van Kampen Funds, Inc. owned 67,000 shares of Class A, 65,000 shares of Class B, and 65,000 shares of Class C.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $4,093. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $22,655 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each Director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
                                                           OF DOLLAR AMOUNT
                                                           SUBJECT TO CHARGE
                                                       -------------------------
YEAR OF REDEMPTION                                      CLASS B         CLASS C
First ............................................       5.00%           1.00%
Second ...........................................       4.00%           None
Third ............................................       3.00%           None
Fourth ...........................................       2.50%           None
Fifth ............................................       1.50%           None
Thereafter .......................................       None            None

      For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $5,100 and CDSC on redeemed shares of Classes B and C of approximately $5,300. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                               SIX MONTHS ENDED    YEAR ENDED
                                               DECEMBER 31, 2001  JUNE 30, 2001
                                               -----------------  -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ...............................      1,900,683       1,193,490
     Distributions Reinvested .................          5,556          15,596
     Redeemed .................................     (2,107,540)     (1,049,244)
                                                  ------------    ------------
   Net Increase/Decrease in Class A Shares
     Outstanding ..............................       (201,301)        159,842
                                                  ============    ============
   Dollars:
     Subscribed ...............................   $ 18,888,484    $ 12,745,647
     Distributions Reinvested .................         53,111         173,738
     Redeemed .................................    (21,062,972)    (11,240,047)
                                                  ------------    ------------
   Net Increase/Decrease ......................   $ (2,121,377)   $  1,679,338
                                                  ============    ============
   Ending Paid in Capital .....................   $  5,577,008    $  7,722,716+
                                                  ============    ============
CLASS B:
   Shares:
     Subscribed ...............................         23,227         169,733
     Distributions Reinvested .................          2,253          10,751
     Redeemed .................................        (52,254)       (305,071)
                                                  ------------    ------------
   Net Decrease in Class B Shares Outstanding .        (26,774)       (124,587)
                                                  ============    ============
   Dollars:
     Subscribed ...............................   $    221,909    $  1,915,249
     Distributions Reinvested .................         21,653         119,978
     Redeemed .................................       (522,500)     (3,431,774)
                                                  ------------    ------------
   Net Decrease ...............................   $   (278,938)   $ (1,396,547)
                                                  ============    ============
   Ending Paid in Capital .....................   $  4,897,598    $  5,178,785+
                                                  ============    ============
CLASS C:
   Shares:
     Subscribed ...............................         14,120          99,515
     Distributions Reinvested .................            805           2,499
     Redeemed .................................        (29,263)        (82,814)
                                                  ------------    ------------
   Net Increase/Decrease in Class C Shares
     Outstanding ..............................        (14,338)         19,200
                                                  ============    ============
   Dollars:
     Subscribed ...............................   $    137,523    $  1,081,446
     Distributions Reinvested .................          7,704          27,791
     Redeemed .................................       (286,791)       (873,041)
                                                  ------------    ------------
   Net Increase/Decrease ......................   $   (141,564)   $    236,196
                                                  ============    ============
   Ending Paid in Capital .....................   $  1,873,383    $  2,022,752+
                                                  ============    ============

+     ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
      DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $15,780,554 and sales of $17,365,528 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sale of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $1,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $2,400.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at
      VANKAMPEN.COM --
      to view a prospectus, select        [Illustration of Computer]
      DOWNLOAD PROSPECTUS

o     call us at (800) 341-2911
      Telecommunications
      Device for the Deaf (TDD)           [Illustration of Phone]
      users, call (800)421-2833.

o     e-mail us by visiting
      VANKAMPEN.COM and
      selecting CONTACT US                [Illustration of Envelopes]

*     Closed to new investors
**    Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN EUROPEAN VALUE EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN* - Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 vankampen.com

                                              VAN KAMPEN
                                             INVESTMENTS

                                    GENERATIONS OF EXPERIENCE(SM)


                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     472, 572, 672                             Member NASD/SIPC.
                     EEQ SAR2/02                                 5288B02-AP-2/02

                                        VAN KAMPEN
                                        FOCUS EQUITY FUND

                                        SEMIANNUAL REPORT

                                        DECEMBER 31, 2001

[WOMAN WITH FLOWERS]

                                        Privacy Notice information on the back.

                                        [LOGO]
                                        VAN KAMPEN
                                        INVESTMENTS

                                        GENERATIONS OF EXPERIENCE(SM)

TABLE OF CONTENTS

                                   OVERVIEW
                     LETTER TO SHAREHOLDERS           1
                          ECONOMIC SNAPSHOT           2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS            4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS            5
                          TOP FIVE SECTORS            5
          Q&A WITH YOUR PORTFOLIO MANAGERS            6
                         GLOSSARY OF TERMS           10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS           11
                      FINANCIAL STATEMENTS           14
             NOTES TO FINANCIAL STATEMENTS           20

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS           26
BOARD OF DIRECTORS AND IMPORTANT ADDRESSES           27

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

VAN KAMPEN
WISHES PEACE
AND PROSPERITY
TO ALL.

            NOT FDIC INSURED.   MAY LOSE VALUE.  NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

                              INTEREST RATES   INFLATION
         Dec 99                    5.5%          2.7%
                                   5.5%          2.7%
                                  5.75%          3.2%
         Mar 00                    6.0%          3.8%
                                   6.0%          3.1%
                                   6.5%          3.2%
         Jun 00                    6.5%          3.7%
                                   6.5%          3.7%
                                   6.5%          3.4%
         Sep 00                    6.5%          3.5%
                                   6.5%          3.4%
                                   6.5%          3.4%
         Dec 00                    6.5%          3.4%
                                   5.5%          3.7%
                                   5.5%          3.5%
         Mar 01                    5.0%          2.9%
                                   4.5%          3.3%
                                   4.0%          3.6%
         Jun 01                   3.75%          3.2%
                                  3.75%          2.7%
                                   3.5%          2.7%
         Sep 01                    3.0%          2.6%
                                   2.5%          2.1%
                                   2.0%          1.9%
         Dec 01                   1.75%          1.6%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                             A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)         -4.81%     -5.03%     -5.14%
--------------------------------------------------------------------------------
Six-month total return(2)                     -10.26%     -9.78%     -6.09%
--------------------------------------------------------------------------------
One-year total return(2)                      -20.44%    -20.27%    -17.01%
--------------------------------------------------------------------------------
Five-year average annual total return(2)        8.94%      9.26%      9.46%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)    13.28%     13.60%     13.58%
--------------------------------------------------------------------------------
Commencement date                              1/2/96     1/2/96     1/2/96
--------------------------------------------------------------------------------


(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   TYCO INTERNATIONAL         8.8%
     Manufactures electrical components, communication systems, medical supplies, and fire-detection systems.

2.   PFIZER                     6.4%
     Manufactures pharmaceuticals, including Viagra and Lipitor, and consumer products such as Certs, Listerine, and Visine.

3.   GENERAL ELECTRIC           5.5%
     Produces appliances, lighting products, aircraft engines, and plastics.

4.   MICROSOFT                  5.0%
     Develops and supports a range of software products.

5.   FREDDIE MAC (FORMERLY FEDERAL
     HOME LOAN MORTGAGE)        4.7%
     Works with lenders to provide federally mandated mortgages to families in the United States.

6.   INTEL                      4.6%
     Designs, manufactures, and markets microcomputer components.

7.   CITIGROUP                  3.9%
     Provides financial services to consumer and corporate customers around the world.

8.   HOME DEPOT                 3.6%
     Sells building materials and home-improvement products.

9.   AMERICAN HOME PRODUCTS     3.4%
     Develops a diversified line of health-care and agricultural products.

10.  ANHEUSER-BUSCH             3.1%
     Brews beer, including such brands as Budweiser and Michelob, and operates theme parks, including Busch Gardens and SeaWorld.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                       DECEMBER 31, 2001                JUNE 30, 2001
Health Care                                        22.3%                        17.1%
Information Technology                             21.3%                        23.6%
Industrials                                        16.7%                        22.0%
Financials                                         12.5%                        12.3%
Consumer Discretionary                             11.6%                        13.6%

* SUBJECT TO CHANGE DAILY. THESE SECTORS REPRESENT BROAD GROUPINGS OF RELATED INDUSTRIES.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN FOCUS EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S SELECT GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE WILLIAM AUSLANDER, A MANAGING DIRECTOR; PETER DANNENBAUM, AN EXECUTIVE DIRECTOR; AND JEFFREY ALVINO, AN EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q.   HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS OF 2001?

A. In a difficult environment for stock investing, the fund returned -4.81 percent during the six months that ended December 31, 2001.

PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     Though the fund's performance was negative, it surpassed that of its benchmarks, the Standard & Poor's 500 Index, which returned -6.23 percent during the same time period, and the Lipper Capital Appreciation Fund Index, which returned -9.17 percent. There were several reasons for the fund's outperformance:

- The fund had a higher-than-average weighting in the health-care sector, one of the few areas of the stock market to have positive returns during the last six months.

-    We selected financial sector stocks which performed well.

- Compared to the S&P 500, the fund was lightly invested in utilities stocks, which dropped along with plunging energy prices.

     THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET. THE LIPPER CAPITAL APPRECIATION INDEX IS AN UNMANAGED COMPOSITE OF MUTUAL FUNDS THAT ARE MANAGED FOR MAXIMUM CAPITAL GAINS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO

INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q. WHAT WERE SOME OF THE BROADER MARKET FACTORS THAT MADE THE INVESTING ENVIRONMENT CHALLENGING?

A. The past six months were exceptionally volatile, even by recent standards. Analysts agreed that the U.S. economy was officially in recession, despite five interest-rate cuts by the Federal Reserve Board that sent the federal funds rate to its lowest level since 1961. While the economic slowdown started before the terrorist attacks on September 11, the attacks worsened an already deteriorating situation. For a time afterward, stock prices fell sharply. Soon, however, many investors seemed to believe that stock values had fallen below reasonable levels. As a result, investors started buying stocks once again. As it became clear that the economy wasn't quite as weak as feared, stocks recovered even more. By year's end, the S&P 500 was 19 percent higher than its low point on September 21. Nevertheless, despite the year-end swell, all of the major stock-market indexes closed the year below their starting points six months earlier.

Q.   WHAT WAS YOUR STRATEGY IN MANAGING THE FUND IN THESE CONDITIONS?

A. As the reporting period began, the fund was invested in a mix of moderate and cyclical growth stocks. Moderate growers are companies expected to continue growing their earnings regardless of the economic situation, while cyclical growth stocks are more likely to outperform when the economy is strong.

     Early in the period, we determined that third-quarter corporate earnings would be lower than expected, especially in the technology sector. In response, we slightly increased the fund's weighting in moderate growers by paring back its technology investments and moving into what we deemed were more defensive stocks, such as those in the health-care industry. This strategy served the fund well during the third quarter, as many moderate growth #stocks outperformed their cyclical counterparts.

     We modified this strategy after the post-September 11 market drop. We believed that the stock market had fallen further than warranted and that a number of good stocks--especially in the technology sector--had become available at what we deemed attractive prices. In response, we selectively added to the fund's technology holdings, looking to benefit from an eventual recovery. In hindsight, this turned out to be a good move. Technology stocks, along with the rest of the market, rose sharply in October and November.

Q.   WERE THERE OTHER MAJOR CHANGES TO THE PORTFOLIO DURING THE PERIOD?

A.   Actually, we did sell all of the fund's position in United Technologies
(UTX). As longtime shareholders know, this was one of the fund's largest holdings for years. We decided to reduce the fund's exposure to UTX after September 11 because we believed it would face challenges in the new economic environment. For example, we expected the company's commercial aircraft division to experience a downturn along with the rest of the industry. Also, because of a slowdown in new building as well as mild weather across the country, we expected weakness in the company's Carrier subsidiary, the world's largest maker of heating and air-conditioning systems.

     Our suspicions were proven correct on September 17--the first day the market reopened after the attacks--when UTX announced its third-quarter earnings would be less than expected. We were in the process of selling the fund's position when the announcement hit. Unfortunately, we were not able to sell more before the stock fell sharply. As a result, UTX became the biggest detractor to fund performance during the six-month reporting period. (Holdings are subject to change daily.)

Q.   DID ANY OTHER STOCKS DETRACT FROM PERFORMANCE?

A. General Electric, the fund's second-largest holding, also dragged down results during the period. There were several reasons for the company's poor stock performance. As with United Technologies, investors had near-term concerns about the health of the company's commercial aircraft division. GE, which owns NBC, was also hurt by the sharp slowdown in television advertising spending. Investors were worried as well about the company's financial exposure to the terrorist attacks through its GE Capital division. Despite these challenges, the fund continued to maintain a large position in the stock. We believe the company may continue to grow at a respectable pace in the coming years.

     Also hurting the fund's performance was Liberty Media, a media-communications business with ownership stakes in more than 100 television networks, including the Discovery Channel and USA Network. Liberty Media, too, was affected by the weak market for television advertising.

Q.   WHAT WERE SOME STOCKS THAT HELPED THE FUND?

A. Tyco International, the fund's largest holding, performed well during the period in our opinion. After the reporting period, however, Tyco stock dropped sharply amid concerns with its plan to split into four separate companies, and accounting issues that were exascerbated by the focus on Enron's recent accounting troubles. The stock was eliminated from the fund in January.

     Another strong contributor to the fund was Home Depot, the world's largest home-improvement retail chain. The stock performed well as investors responded favorably to initiatives by new CEO Robert Nardelli. Moreover, Home Depot and its competitors benefited from a continued strong housing market as well as the "do-it-yourself" impulse generated by the leaner economic times.

     The fund also benefited from its investment in Dell, the leader in personal computer sales. Dell's dominant market position enabled the company to survive--and even thrive--amid a vicious industry price war.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM AS WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q.   WHAT DO YOU SEE AHEAD FOR THE FUND IN THE COMING MONTHS?

A. In our opinion, this economic environment is extremely uncertain and is tough to gauge. We believe we may see a recovery in the second half of 2002, but we do not have a clear sense of how strong an upturn to expect. Stocks, meanwhile, performed extremely well toward the end of 2001, and we believe they may have risen too far too fast.

     The good news for the fund, however, is that this environment is uncertain for everybody. We believe our focus on conducting intensive research on every stock we own--as well as every stock we MIGHT own--helps us in choosing what we believe are strong investments for the fund's shareholders. We will continue to scour the marketplace for good companies that we believe are reasonably valued and poised for long-term outperformance.


                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

RULE 12b-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, broker's commissions.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
COMMON STOCKS  97.8%
CONSUMER DISCRETIONARY  11.6%
MEDIA  4.1%
AOL Time Warner, Inc. (a) .............................       243,350    $  7,811,535
Liberty Media Corp., Class A (a) ......................       446,410       6,249,740
Viacom, Inc., Class B (a) .............................        55,400       2,445,910
                                                                         ------------
                                                                           16,507,185
                                                                         ------------

MULTILINE RETAIL  3.9%
BJ's Wholesale Club, Inc. (a) .........................        99,900       4,405,590
Wal-Mart Stores, Inc. .................................       192,900      11,101,395
                                                                         ------------
                                                                           15,506,985
                                                                         ------------

SPECIALTY RETAIL  3.6%
Home Depot, Inc. ......................................       277,800      14,170,578
                                                                         ------------
TOTAL CONSUMER DISCRETIONARY ..........................                    46,184,748
                                                                         ------------

CONSUMER STAPLES  9.8%
BEVERAGES  6.0%
Anheuser-Busch Cos., Inc. .............................       271,750      12,285,818
PepsiCo, Inc. .........................................       238,580      11,616,460
                                                                         ------------
                                                                           23,902,278
                                                                         ------------

FOOD & DRUG RETAILING  3.8%
Kraft Foods, Inc. .....................................       280,600       9,548,818
Safeway, Inc. (a) .....................................       130,750       5,458,812
                                                                         ------------
                                                                           15,007,630
                                                                         ------------
TOTAL CONSUMER STAPLES ................................                    38,909,908
                                                                         ------------

ENERGY  1.0%
ENERGY EQUIPMENT & SERVICES  1.0%
Baker Hughes, Inc. ....................................       108,350       3,951,525
                                                                         ------------

FINANCIALS  12.5%
BANKS  0.5%
Capital One Financial Corp. ...........................        37,400       2,017,730
                                                                         ------------

DIVERSIFIED FINANCIALS  9.8%
Citigroup, Inc. .......................................       306,133      15,453,594
Freddie Mac ...........................................       284,150      18,583,410
Goldman Sachs Group, Inc. .............................        52,800       4,897,200
                                                                         ------------
                                                                           38,934,204
                                                                         ------------

SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
INSURANCE  2.2%
American International Group, Inc. ....................        111,700   $  8,868,980
                                                                         ------------
TOTAL FINANCIALS ......................................                    49,820,914
                                                                         ------------

HEALTH CARE  22.3%
BIOTECHNOLOGY  2.1%
Amgen, Inc. (a) .......................................         97,550      5,505,722
Idec Pharmaceuticals Corp. (a) ........................         38,700      2,667,591
                                                                         ------------
                                                                            8,173,313
                                                                         ------------

HEALTH CARE EQUIPMENT & SUPPLIES  1.4%
Medtronic, Inc. .......................................        111,000      5,684,310
                                                                         ------------

HEALTH CARE PROVIDERS & SERVICES  3.9%
HCA, Inc. .............................................        168,000      6,474,720
Laboratory Corp of America Holdings (a) ...............        112,900      9,127,965
                                                                         ------------
                                                                           15,602,685
                                                                         ------------

PHARMACEUTICALS  14.9%
American Home Products Corp. ..........................        221,700     13,603,512
Gilead Sciences, Inc. (a) .............................         41,050      2,697,806
Johnson & Johnson .....................................        126,100      7,452,510
Merck & Co., Inc. .....................................        122,600      7,208,880
Pfizer, Inc. ..........................................        635,825     25,337,626
Pharmacia Corp. .......................................         75,500      3,220,075
                                                                         ------------
                                                                           59,520,409
                                                                         ------------
TOTAL HEALTH CARE .....................................                    88,980,717
                                                                         ------------

INDUSTRIALS  16.7%
AEROSPACE & DEFENSE  2.4%
General Dynamics Corp. ................................        118,300      9,421,412
                                                                         ------------

INDUSTRIAL CONGLOMERATES  14.3%
General Electric Co. ..................................        548,700     21,991,896
Tyco International Ltd. ...............................        595,500     35,074,950
                                                                         ------------
                                                                           57,066,846
                                                                         ------------
TOTAL INDUSTRIALS .....................................                    66,488,258
                                                                         ------------

INFORMATION TECHNOLOGY  21.3%
COMMUNICATIONS EQUIPMENT  3.4%
Cisco Systems, Inc. (a) ...............................        604,300     10,943,873
QUALCOMM, Inc. (a) ....................................         53,600      2,706,800
                                                                         ------------
                                                                           13,650,673
                                                                         ------------

COMPUTERS & PERIPHERALS  4.6%
Dell Computer Corp. (a) ...............................        218,800      5,946,984
International Business Machines Corp. .................         88,600     10,717,056
Sun Microsystems, Inc. (a) ............................        118,000      1,451,400
                                                                         ------------
                                                                           18,115,440
                                                                         ------------

                                     12        SEE NOTES TO FINANCIAL STATEMENTS

                                                                            MARKET
DESCRIPTION                                                    SHARES       VALUE
SEMICONDUCTOR EQUIPMENT & PRODUCTS  6.6%
Intel Corp. ...........................................        581,500    $ 18,288,175
Texas Instruments, Inc. ...............................        218,350       6,113,800
Xilinx, Inc. (a) ......................................         49,000       1,913,450
                                                                          ------------
                                                                            26,315,425
                                                                          ------------

SOFTWARE  6.7%
Microsoft Corp. (a) ...................................        298,900      19,802,125
Oracle Corp. (a) ......................................        306,800       4,236,908
VERITAS Software Corp. (a) ............................         60,250       2,701,008
                                                                          ------------
                                                                            26,740,041
                                                                          ------------
TOTAL INFORMATION TECHNOLOGY ..........................                     84,821,579
                                                                          ------------

TELECOMMUNICATION SERVICES  2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES  1.7%
Verizon Communications, Inc. ..........................        144,664       6,865,753
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  0.9%
Sprint Corp.-PCS Group (a) ............................        145,900       3,561,419
                                                                          ------------
TOTAL TELECOMMUNICATION SERVICES ......................                     10,427,172
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  97.8%
    (Cost $351,074,776) ...............................                    389,584,821
                                                                          ------------

REPURCHASE AGREEMENT  3.1%
J.P. Morgan Securities Inc. ($12,229,000
  par collateralized by U.S. Government
  obligations in a pooled cash account,
  dated 12/31/01, to be sold on 01/02/02
  at $12,229,985) (Cost $12,229,000) ..................                     12,229,000
                                                                          ------------

TOTAL INVESTMENTS  100.9%
    (Cost $363,303,776) ...............................                    401,813,821
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.9)% .........                     (3,468,017)
                                                                          ------------
NET ASSETS  100.0% ....................................                   $398,345,804
                                                                          ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

SEE NOTES TO FINANCIAL STATEMENTS     13

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $363,303,776) ................................................   $ 401,813,821
                                                                                         -------------
Receivables:
         Investments Sold ............................................................       2,006,588
         Fund Shares Sold ............................................................         502,378
         Dividends ...................................................................         233,465
         Interest ....................................................................             493
Other ................................................................................          38,474
                                                                                         -------------
                  Total Assets .......................................................     404,595,219
                                                                                         -------------

LIABILITIES:
Payables:
         Investments Purchased .......................................................       4,757,710
         Distributor and Affiliates ..................................................         372,025
         Custodian Bank ..............................................................         334,529
         Investment Advisory Fee .....................................................         319,577
         Fund Shares Repurchased .....................................................         192,599
         Administrative Fee ..........................................................          89,184
         Directors' Fee ..............................................................          13,010
Directors' Deferred Compensation and Retirement Plans ................................          94,803
Accrued Expenses .....................................................................          75,978
                                                                                         -------------
                  Total Liabilities ..................................................       6,249,415
                                                                                         -------------
NET ASSETS ...........................................................................   $ 398,345,804
                                                                                         =============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized) ..........   $ 492,628,535
Net Unrealized Appreciation ..........................................................      38,510,045
Accumulated Net Investment Loss ......................................................      (2,252,437)
Accumulated Net Realized Loss ........................................................    (130,540,339)
                                                                                         -------------
NET ASSETS ...........................................................................   $ 398,345,804
                                                                                         =============

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share (Based on net assets of $145,483,855 and 8,075,334 shares of beneficial
                  interest issued and outstanding) ...................................   $       18.02
                  Maximum sales charge (5.75%* of offering price) ....................            1.10
                                                                                         -------------
                  Maximum offering price to public ...................................   $       19.12
                                                                                         =============

         Class B Shares:
                  Net asset value and offering price per share (Based on net assets of
                  $208,800,920 and 12,156,764 shares of beneficial interest issued and
                  outstanding) .......................................................   $       17.18
                                                                                         =============

         Class C Shares:
                  Net asset value and offering price per share (Based on net assets of
                  $44,061,029 and 2,567,199 shares of beneficial interest issued and
                  outstanding) .......................................................   $       17.16
                                                                                         =============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.

                                       14      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends .............................................................   $  1,576,610
Interest ..............................................................        128,309
                                                                          ------------
                  Total Income ........................................      1,704,919
                                                                          ------------

EXPENSES:
Investment Advisory Fee ...............................................      1,763,466
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
 of $174,059, $1,032,432 and $216,839, respectively) ..................      1,423,330
Administrative Fee ....................................................        503,294
Legal .................................................................         33,257
Custody ...............................................................         20,203
Directors' Fees and Related Expenses ..................................          6,748
Other .................................................................        165,404
                                                                          ------------
                  Total Expenses ......................................      3,915,702
                  Less Expense Reductions .............................        (39,687)
                                                                          ------------
                  Net Expenses ........................................      3,876,015
                                                                          ------------

NET INVESTMENT LOSS ...................................................   $ (2,171,096)
                                                                          ============

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss .....................................................   $(50,841,517)
                                                                          ------------

Unrealized Appreciation/Depreciation:
         Beginning of the Period ......................................      9,848,443
         End of the Period ............................................     38,510,045
                                                                          ------------
Net Unrealized Appreciation During the Period .........................     28,661,602
                                                                          ------------
NET REALIZED AND UNREALIZED LOSS ......................................   $(22,179,915)
                                                                          ============

NET DECREASE IN NET ASSETS FROM OPERATIONS ............................   $(24,351,011)
                                                                          ============

SEE NOTES TO FINANCIAL STATEMENTS      15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                           SIX MONTHS ENDED     YEAR ENDED
                                                           DECEMBER 31, 2001  JUNE 30, 2001
                                                           -----------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ..................................   $      (2,171,096)   $  (6,223,298)
Net Realized Loss ....................................         (50,841,517)     (78,685,766)
Net Unrealized Appreciation/Depreciation During the
  Period .............................................          28,661,602      (79,255,027)
                                                         -----------------    -------------
Change in Net Assets from Operations .................         (24,351,011)    (164,164,091)
                                                         -----------------    -------------

Distributions from and in Excess of Net Realized Gain:
Class A Shares .......................................                 -0-       (9,877,603)
Class B Shares .......................................                 -0-      (15,870,831)
Class C Shares .......................................                 -0-       (3,367,615)
                                                         -----------------    -------------
Total Distributions ..................................                 -0-      (29,116,049)
                                                         -----------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..         (24,351,011)    (193,280,140)
                                                         -----------------    -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ............................          52,503,425      154,330,615
Net Asset Value of Shares Issued
  Through Dividend Reinvestment ......................                 -0-       26,430,943
Cost of Shares Repurchased ...........................         (63,819,725)    (108,525,600)
                                                         -----------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...         (11,316,300)      72,235,958
                                                         -----------------    -------------
TOTAL DECREASE IN NET ASSETS .........................         (35,667,311)    (121,044,182)
NET ASSETS:
Beginning of the Period ..............................         434,013,115      555,057,297
                                                         -----------------    -------------

End of the Period (Including accumulated net
  investment loss of $2,252,437 and $81,341,
  respectively) ......................................   $     398,345,804    $ 434,013,115
                                                         =================    =============

                                       16      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                             SIX
CLASS A SHARES                              MONTHS
                                            ENDED                             YEAR ENDED JUNE 30,
                                         DECEMBER 31,    ----------------------------------------------------------
                                           2001(a)           2001(a)    2000(a)     1999(a)     1998(a)      1997
                                      -----------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
 OF THE PERIOD ....................   $         18.94    $    27.17  $    22.98  $    20.01  $    16.98  $    14.40
                                      ---------------    ----------  ----------  ----------  ----------  ----------
 Net Investment
   Income/Loss ....................             (0.07)        (0.16)      (0.18)      (0.14)      (0.07)       0.01
 Net Realized and Unrealized
   Gain/Loss ......................             (0.85)        (6.81)       5.82        4.70        5.03        3.95
                                      ---------------    ----------  ----------  ----------  ----------  ----------
Total from Investment
  Operations ......................             (0.92)        (6.97)       5.64        4.56        4.96        3.96
                                      ---------------    ----------  ----------  ----------  ----------  ----------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................               -0-           -0-         -0-         -0-         -0-       (0.03)
  Distributions from and in
    Excess of Net Realized
    Gain ..........................               -0-         (1.26)      (1.45)      (1.59)      (1.93)      (1.35)
                                      ---------------    ----------  ----------  ----------  ----------  ----------
Total Distributions ...............               -0-         (1.26)      (1.45)      (1.59)      (1.93)      (1.38)
                                      ---------------    ----------  ----------  ----------  ----------  ----------

NET ASSET VALUE, END
  OF THE PERIOD ...................   $         18.02    $    18.94  $    27.17  $    22.98  $    20.01  $    16.98
                                      ===============    ==========  ==========  ==========  ==========  ==========
Total Return*(b) ..................             -4.81%**     -26.45%      25.28%      25.57%      30.93%      28.93%
Net Assets at End of
  the Period (In millions) ........   $        145.5     $    155.1  $    186.0  $     73.8  $     64.0  $     22.5
Ratio of Expenses to Average
  Net Assets* .....................             1.50%          1.50%       1.50%       1.50%       1.50%       1.57%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* .....................            (0.82)%        (0.73)%     (0.71)%     (0.73)%     (0.37)%     (0.04)%
Portfolio Turnover ................               57%**          80%        106%        282%        308%        241%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets ....................             1.71%          1.52%       1.56%       1.61%       1.71%       2.38%
  Ratio of Net Investment Income/
    Loss to Average Net Assets ....            (1.03)%        (0.75)%     (0.77)%     (0.84)%     (0.59)%     (0.85)%

**   NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS      17

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX
                                                          MONTHS
CLASS B SHARES                                             ENDED                          YEAR ENDED JUNE 30,
                                                       DECEMBER 31,       ----------------------------------------------------------
                                                          2001(a)         2001(a)     2000(a)     1999(a)     1998(a)      1997
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..................................   $         18.09    $    26.22  $    22.38  $    19.67  $    16.85  $    14.38
                                                     ---------------    ----------  ----------  ----------  ----------  ----------
  Net Investment Loss ............................             (0.11)        (0.32)      (0.36)      (0.28)      (0.21)      (0.02)
  Net Realized and Unrealized
     Gain/Loss ...................................             (0.80)        (6.55)       5.65        4.58        4.96        3.86
                                                     ---------------    ----------  ----------  ----------  ----------  ----------
Total from Investment
   Operations ....................................             (0.91)        (6.87)       5.29        4.30        4.75        3.84
                                                     ---------------    ----------  ----------  ----------  ----------  ----------
Less:
  Distributions from and in
    Excess of Net Investment
    Income .......................................               -0-           -0-         -0-         -0-         -0-       (0.02)
  Distributions from and in
    Excess of Net Realized
    Gain .........................................               -0-         (1.26)      (1.45)      (1.59)      (1.93)      (1.35)
                                                     ---------------    ----------  ----------  ----------  ----------  ----------
Total Distributions ..............................               -0-         (1.26)      (1.45)      (1.59)      (1.93)      (1.37)
                                                     ---------------    ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END
  OF THE PERIOD ..................................   $         17.18    $    18.09  $    26.22  $    22.38  $    19.67  $    16.85
                                                     ===============    ==========  ==========  ==========  ==========  ==========
Total Return*(b) .................................             -5.03%**     -27.01%      24.42%      24.59%      29.94%      28.01%
Net Assets at End of
  the Period (In millions) .......................   $         208.8    $    230.5  $    307.8  $    176.2  $    130.5  $     34.4
Ratio of Expenses to Average
  Net Assets* ....................................              2.25%         2.25%       2.25%       2.25%       2.25%       2.32%
Ratio of Net Investment
  Loss to Average
  Net Assets* ....................................             (1.57)%       (1.48)%     (1.46)%     (1.50)%     (1.11)%     (0.83)%
Portfolio Turnover ...............................                57%**         80%        106%        282%        308%        241%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets ...................................              2.46%         2.27%       2.31%       2.36%       2.47%       2.88%
  Ratio of Net Investment Loss
    to Average Net Assets ........................             (1.78)%       (1.50)%     (1.52)%     (1.61)%     (1.34)%     (1.43)%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX
                                     MONTHS
CLASS C SHARES                        ENDED                             YEAR ENDED JUNE 30,
                                   DECEMBER 31,     ---------------------------------------------------------
                                      2001(a)         2001(a)    2000(a)    1999(a)     1998(a)      1997
                                 ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..............   $         18.09    $   26.21  $   22.36  $    19.66  $    16.83  $    14.37
                                 ---------------    ---------  ---------  ----------  ----------  ----------
  Net Investment Loss ........             (0.12)       (0.32)     (0.36)      (0.28)      (0.21)      (0.06)
  Net Realized and Unrealized
           Gain/Loss .........             (0.81)       (6.54)      5.66        4.57        4.97        3.89
                                 ---------------    ---------  ---------  ----------  ----------  ----------
Total from Investment
  Operations .................             (0.93)       (6.86)      5.30        4.29        4.76        3.83
                                 ---------------    ---------  ---------  ----------  ----------  ----------
Less:
    Distributions from and in
      Excess of Net Investment
      Income .................               -0-          -0-        -0-         -0-         -0-       (0.02)
    Distributions from and in
      Excess of Net Realized
      Gain ...................               -0-        (1.26)     (1.45)      (1.59)      (1.93)      (1.35)
                                 ---------------    ---------  ---------  ----------  ----------  ----------
Total Distributions ..........               -0-        (1.26)     (1.45)      (1.59)      (1.93)     (1.37)
                                 ---------------    ---------  ---------  ----------  ----------  ----------
NET ASSET VALUE, END
  OF THE PERIOD ..............   $         17.16    $   18.09  $   26.21  $    22.36  $    19.66  $    16.83
                                 ===============    =========  =========  ==========  ==========  ==========

Total Return*(b) .............             -5.14%**    -26.95%     24.38%      24.67%      29.90%      28.04%
Net Assets at End of the
  Period (In millions) .......   $          44.1    $    48.4  $    61.3  $     27.2  $     24.9  $      9.4
Ratio of Expenses to Average
  Net Assets* ................              2.25%        2.25%      2.25%       2.25%       2.25%       2.32%
Ratio of Net Investment Loss
  to Average Net Assets* .....             (1.57)%      (1.48)%    (1.46)%     (1.48)%     (1.13)%     (0.77)%
Portfolio Turnover ...........                57%**        80%       106%        282%        308%        241%

*    IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
     RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Ratio of Expenses to Average
    Net Assets ...............              2.46%        2.27%      2.31%       2.36%       2.25%       3.23%
  Ratio of Net Investment Loss
    to Average Net Assets ....             (1.78)%      (1.50)%    (1.52)%     (1.59)%     (1.35)%     (1.67)%

**   NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS      19

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Focus Equity Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment corporation, under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide capital appreciation by investing primarily in a non-diversified portfolio of corporate equity and equity-linked securities. The Fund commenced operations on January 2, 1996.

1.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to--market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $7,948,264, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.
     At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $363,303,776, the aggregate gross unrealized appreciation is $49,800,664 and the aggregate gross unrealized depreciation is $11,290,619, resulting in net unrealized appreciation on long- and short-term investments of $38,510,045.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS   % PER ANNUM
First $500 million ......    0.90%
Next $500 million .......    0.85%
Over $1 billion .........    0.80%

         The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.
     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                        CLASS A                      AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.50%                          2.25%

     For the period ended December 31, 2001, the Adviser voluntarily waived $39,687 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.
     For the period ended December 31, 2001, the Fund recognized expenses of approximately $5,800, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.
     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $17,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.
     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $48,283. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $36,485 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.
     For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $20,400.

3.   CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE OF DOLLAR
                                                          AMOUNT SUBJECT TO CHARGE
                                                      --------------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First ...............................................         5.00%       1.00%
Second ..............................................         4.00%        None
Third ...............................................         3.00%        None
Fourth ..............................................         2.50%        None
Fifth ...............................................         1.50%        None
Thereafter ..........................................          None        None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $50,300 and CDSC on redeemed shares of Classes B and C of approximately $293,500. Sales charges do not represent expenses of the Fund.

                                                         SIX MONTHS ENDED     YEAR ENDED
                                                         DECEMBER 31, 2001   JUNE 30, 2001
                                                         -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed ......................................          1,608,132        3,048,288
    Distributions Reinvested ........................                -0-          393,808
    Redeemed ........................................         (1,721,706)      (2,097,395)
                                                        ----------------    -------------
  Net Increase/Decrease in Class A Shares Outstanding           (113,574)       1,344,701
                                                        ================    =============
  Dollars:
    Subscribed ......................................   $     28,898,124    $  71,829,553
    Distributions Reinvested ........................                -0-        8,935,496
    Redeemed ........................................        (30,176,387)     (45,455,521)
                                                        ----------------    -------------
  Net Increase/Decrease .............................   $     (1,278,263)   $  35,309,528
                                                        ================    =============
  Ending Paid in Capital ............................   $    183,059,403    $ 186,521,166+
                                                        ================    =============
CLASS B:
  Shares:
    Subscribed ......................................          1,038,805        2,762,102
    Distributions Reinvested ........................                -0-          668,599
    Redeemed ........................................         (1,626,170)      (2,424,266)
                                                        ----------------    -------------
  Net Increase/Decrease in Class B Shares Outstanding           (587,365)       1,006,435
                                                        ================    =============
  Dollars:
    Subscribed ......................................   $     18,475,628    $  62,971,523
    Distributions Reinvested ........................                -0-       14,555,420
    Redeemed ........................................        (27,026,586)     (50,104,749)
                                                        ----------------    -------------
  Net Increase/Decrease .............................   $     (8,550,958)   $  27,422,194
                                                        ================    =============
  Ending Paid in Capital ............................   $    253,677,929    $ 265,531,212+
                                                        ================    =============
CLASS C:
  Shares:
    Subscribed ......................................            292,224          842,967
    Distributions Reinvested ........................                -0-          135,112
    Redeemed ........................................           (401,602)        (641,111)
                                                        ----------------    -------------
  Net Increase/Decrease in Class C Shares Outstanding           (109,378)         336,968
                                                        ================    =============
  Dollars:
    Subscribed ......................................   $      5,129,673    $  19,529,539
    Distributions Reinvested ........................                -0-        2,940,027
    Redeemed ........................................         (6,616,752)     (12,965,330)
                                                        ----------------    -------------
  Net Increase/Decrease .............................   $     (1,487,079)   $   9,504,236
                                                        ================    =============
  Ending Paid in Capital ............................   $     55,891,203    $  58,070,877+
                                                        ================    =============

+    ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
     DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

4.   INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $218,258,597 and sales of $230,079,333 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.
     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $869,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $167,100.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value*
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax FreeIncome
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     vankampen.com --
     to view a prospectus, select              [ILLUSTRATION OF COMPUTER]
     DOWNLOAD PROSPECTUS

-    call us at (800) 341-2911
     Telecommunications                        [ILLUSTRATION OF PHONE]
     Device for the Deaf (TDD)
     users, call (800)421-2833.

-    e-mail us by visiting
     vankampen.com and                         [ILLUSTRATION OF ENVELOPES]
     selecting CONTACT US

 *   Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN FOCUS EQUITY FUND

BOARD OF DIRECTORS
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                Van Kampen Funds Inc.
                                1 Parkview Plaza, P.O. Box 5555
                                Oakbrook Terrace, IL 60181-5555
                                vankampen.com

                                     [LOGO]
                                   VAN KAMPEN
                                  INVESTMENTS

                         GENERATIONS OF EXPERIENCE(SM)

                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     474, 574, 674                             Member NASD/SIPC.
                     MSAE SAR 2/02                               5276B02-AP-2/02

                                   VAN KAMPEN
                                 GLOBAL EQUITY
                                ALLOCATION FUND

                               SEMIANNUAL REPORT

                               DECEMBER 31, 2001

                              [WOMAN WITH FLOWERS]

                    Privacy Notice information on the back.

                                   VAN KAMPEN
                                  INVESTMENTS
                         GENERATIONS OF EXPERIENCE(SM)

                           TABLE OF CONTENTS

                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    38
               NOTES TO FINANCIAL STATEMENTS    44

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES      53

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

 VAN KAMPEN
 WISHES PEACE
 AND PROSPERITY
 TO ALL.

 NOT FDIC INSURED.      MAY LOSE VALUE.    NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES

(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                    8.3%
Mar 00                    4.8%
Jun 00                    5.7%
Sep 00                    1.3%
Dec 00                    1.9%
Mar 01                    1.3%
Jun 01                    0.3%
Sep 01                   -1.3%
Dec 01                    0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

                      INTEREST RATES    INFLATION
         Dec 99             5.5%          2.7%
                            5.5%          2.7%
                           5.75%          3.2%
         Mar 00             6.0%          3.8%
                            6.0%          3.1%
                            6.5%          3.2%
         Jun 00             6.5%          3.7%
                            6.5%          3.7%
                            6.5%          3.4%
         Sep 00             6.5%          3.5%
                            6.5%          3.4%
                            6.5%          3.4%
         Dec 00             6.5%          3.4%
                            5.5%          3.7%
                            5.5%          3.5%
         Mar 01             5.0%          2.9%
                            4.5%          3.3%
                            4.0%          3.6%
         Jun 01            3.75%          3.2%
                           3.75%          2.7%
                            3.5%          2.7%
         Sep 01             3.0%          2.6%
                            2.5%          2.1%
                            2.0%          1.9%
         Dec 01            1.75%          1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                  A SHARES     B SHARES    C SHARES
Six-month total return based on NAV(1)             -5.87%       -6.17%      -6.16%

Six-month total return(2)                         -11.29%      -10.86%      -7.09%

One-year total return(2)                          -19.85%      -19.80%     -16.35%

Five-year average annual total return(2)            4.53%        4.78%       5.02%

Life-of-Fund average annual total return(2)         8.47%        7.10%       8.40%

Commencement date                                  1/4/93       8/1/95      1/4/93



(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12B-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+

(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   GENERAL ELECTRIC            2.0%

     Produces appliances, lighting products, aircraft engines, and plastics.

2.   EXXON MOBIL                 1.8%
     Explores for and produces petroleum and petrochemicals worldwide.

3.   BP                          1.7%
     Explores for and produces oil and
     natural gas, and manufactures
     petrochemicals.

4.   MICROSOFT                   1.6%
     Develops and supports a range of
     software products.

5.   ROYAL DUTCH PETROLEUM       1.5%
     Explores for and produces oil and natural gas, and manufactures chemicals.

6.   JOHNSON & JOHNSON           1.3%
     Manufactures health care products,
     including Band-Aid, Tylenol and
     Motrin brands.

7.   GLAXOSMITHKLINE             1.3%
     Develops and markets pharmaceuticals and consumer products worldwide.

8.   PFIZER                      1.1%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

9.   MERCK                       1.1%
     Develops human and animal health-care products.

10.  VODAFONE                    1.0%
     Operates wireless communications
     networks in the United Kingdom and the United States.



+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                          DECEMBER 31, 2001         JUNE 30, 2001
United States                   51.1%                   43.5%
United Kingdom                  12.1%                   10.1%
Japan                            7.8%                    9.1%
Netherlands                      4.6%                    4.0%
France                           4.0%                    3.4%

*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S ACTIVE INTERNATIONAL ALLOCATION TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE BARTON M. BIGGS, A MANAGING DIRECTOR, AND ANN D. THIVIERGE, A MANAGING DIRECTOR. BIGGS AND THIVIERGE HAVE MANAGED THE FUND SINCE 1995. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE PERIOD?

A    For the six-month period ended December 31, 2001, the fund returned
-5.87 percent. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/ REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE MSCI WORLD INDEX (NET DIVIDENDS), THE FUND'S BENCHMARK INDEX, RETURNED -7.02 PERCENT FOR THE SAME PERIOD. THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PER#FORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional performance results.

Q    WHAT MAJOR FACTORS INFLUENCED THE FUND OVER THE PERIOD?

A    During the summer, we became increasingly convinced that world economies could be weaker than consensus expectations. Our expectations did not change after September 11, even in the wake of the general upturn in the markets in the fourth quarter of 2001. To our thinking, a major positive factor during that period was that the U.S. government was no longer afraid to spend its budget surplus. The combination of fiscal and monetary stimulus was impressive and, in our opinion, a step in the right direction.

     However, in the last quarter of 2001, investors began to anticipate a recovery, but we did not share their enthusiasm. We continued to believe, as we had for most of the period, that the anticipated sharp recovery was unlikely to materialize. The traditional engines of growth in the economy include increased business investment, increased consumer spending, and low inventory levels, and the latter was the only area that saw positive developments. In our opinion, the drawing down of surplus inventories on a global basis in the past year has certainly been impressive. However, the consumer generally had no savings, was highly leveraged with debt, and faced an increasingly negative employment environment. Lower interest rates, low oil prices, and tax cuts somewhat offset this weakness, but we still believed the overall balance tipped to the negative for the consumer and the rest of the economy.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A    Given our concerns about the economy, our primary strategy was to position the fund defensively. For most of the period, we kept the fund's cash position at roughly 10 percent. We maintained this higher-than-average cash position for two reasons: First, we tried to protect the fund from further declines, and second, we were not able to identify an abundance of what we would consider compelling investment opportunities.

     On a regional basis, the fund was underweight in the United States, Japan, and Asia. The underweight position in the United States reflected our belief that valuations were extended, as well as our desire to try to cushion the fund from any further weakness in the U.S. economy.

     The underweighting in Japan and the yen was a similarly defensive posture. We were initially positive on Japan when Prime Minister Koizumi was elected. At the time, we believed that he was likely to introduce much-needed reforms. Unfortunately, since then, he has been blocked from enacting the necessary reforms by the Liberal Democratic Party and other old-line elements. The banking system continued to struggle with a mountain of non-performing loans and refusal to disclose its true economic condition.

     The fund was also underweight in the other Asian markets during the period, including Singapore and Hong Kong. Without signs of a turnaround in the technology environment, we tried to avoid those countries that historically have been closely tied to the U.S. technology spending cycle.

     In Europe, we entered the period believing that the region offered a compelling opportunity but were ultimately disappointed. The European market continued to be burdened with bureaucracy and insufficient free-market policies. Also, the European Central Bank gave a lackluster response to the steep economic decline in the wake of September 11. At the same time, investor expectations for European stocks were quite high. For example, in the fourth quarter rally, many of the technology, media, and telecommunications (TMT) companies reached what we believed were excessive valuation levels--levels near those of the late-1990s boom. As a result, we de-emphasized the European TMT sector in the fund's portfolio.

     Despite our caution in Europe, we were positive on the United Kingdom. The U.K. market proved to be one of the best-performing markets during the period, and the fund's overweight benefited performance during the period. The U.K. market was light on technology stocks and predominantly composed of energy, food, and consumer names. As a result, in our opinion, valuations generally have tended to be more reasonable than valuations in stock markets with greater technology presence. The economy performed well on a relative-growth basis, and we have been impressed with the Bank of England and the general health and management of the corporate sector.

     From a sector perspective, our strategy was to overweight the fund in both consumer staples and energy. Given an environment of low real gross domestic product growth across the globe and a widespread lack of pricing power among companies, we believed that energy and consumer staples companies could be likely to withstand a deteriorating economic environment. These sectors have generally produced somewhat stable earnings in varying economic conditions.

     On the other hand, we underweighted the fund in information technology companies such as Nokia and Ericsson because of continued difficulties in that sector. The fund was also underweight in Japanese and European banks. We believed these areas could suffer because of credit exposure to economic weakness and the likely increase in non-performing loans and provisions.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A    Our outlook for the future remains cautious. In our opinion, expectations for the U.S. Federal Reserve Board to begin raising interest rates in June of 2002 and for a V-shaped recovery in the first half of the year appear to be priced into the stock and bond markets. At the same time, U.S. technology stocks appear to be priced consistent with expectations of 35 percent long-term earnings growth--a number that technology companies have never delivered, even in the best of times. In the absence of a significant catalyst in either the consumer or business segments of the U.S. economy, we remain skeptical that the recovery can be as strong and as close as the market is anticipating. We will likely continue to hold the fund in a defensive posture until we begin to see signs that more of the excesses in the economy and markets have been worked through the system.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
COMMON STOCKS  95.4%
AUSTRALIA  1.0%
Amcor Ltd. ......................................................      19,467         $    71,077
AMP Diversified Property Trust ..................................      10,287              13,553
AMP Ltd. ........................................................      19,897             187,358
Amp Reinsurance Notes (Delisted) ................................       6,522                 -0-
Australia and New Zealand Banking Group Ltd. ....................      15,000             136,412
Australian Gas Light Co., Ltd. ..................................      10,662              49,453
BHP Billiton Ltd. ...............................................      74,342             398,609
Brambles Industries Ltd. ........................................      23,662             125,663
Coca-Cola Amatil Ltd. ...........................................      38,677             118,127
Coles Myer Ltd. .................................................      23,731             101,793
Commonwealth Bank of Australia ..................................      23,741             362,973
CSL Ltd. ........................................................       2,784              73,201
CSR Ltd. ........................................................      26,206              90,864
Foster's Group Ltd. .............................................      48,303             119,876
General Property Trust ..........................................      36,049              52,096
Goodman Fielder Ltd. ............................................      31,247              22,020
Leighton Holdings Ltd. ..........................................       7,163              37,858
Lend Lease Corp., Ltd. ..........................................       8,799              58,636
M.I.M Holdings Ltd. .............................................      19,378              11,281
Mayne Nickless Ltd. .............................................      21,280              74,762
National Australia Bank Ltd. ....................................      29,213             475,275
News Corp., Ltd. ................................................      35,254             281,234
Normandy Mining Ltd. (a) ........................................      52,407              48,439
OneSteel Ltd. ...................................................       4,773               2,691
Orica Ltd. ......................................................       7,561              27,838
Pacific Dunlop Ltd. (a) .........................................      27,666              14,551
PaperlinX Ltd. ..................................................       3,376               8,397
QBE Insurance Group Ltd. ........................................      10,694              41,940
Rio Tinto Ltd. ..................................................       5,417             102,919
Santos Ltd. .....................................................      16,417              51,977
Southcorp Ltd. ..................................................      16,467              63,487
Stockland Trust Group (a) .......................................      10,488              23,137
Suncorp-Metway Ltd. .............................................       8,300              59,465
TABCORP Holdings Ltd. ...........................................       8,543              42,927
Telstra Corp., Ltd. .............................................     108,659             301,848
Wesfarmers Ltd. .................................................       7,066             111,820
Westfield Trust (a) .............................................      40,198              71,106
Westpac Banking Corp., Ltd. .....................................      26,471             212,967


                                        10    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
AUSTRALIA (CONTINUED)
WMC Ltd. ........................................................      47,017         $   229,840
Woolworths Ltd. .................................................      29,825             171,187
                                                                                        ---------
                                                                                        4,448,657
                                                                                        ---------

AUSTRIA  0.1%
Boehler-Udderholm AG ............................................         263              10,549
BWT AG ..........................................................       2,850              62,263
Flughafen Wein AG ...............................................       2,637              70,542
Mayr-Melnhof Karton AG ..........................................         342              16,212
Oesterreichish Elektrizitaets AG, Class A .......................       5,159             386,423
VA Technologies AG ..............................................         582              12,813
Wienerberger Baustoffindustrie AG ...............................       2,684              37,695
                                                                                        ---------
                                                                                          596,497
                                                                                        ---------

BELGIUM  0.0%
KBC Bancassurance Holding .......................................       1,246              41,887
Solvay S.A. .....................................................         586              35,349
UCB S.A. ........................................................         892              36,167
                                                                                        ---------
                                                                                          113,403
                                                                                        ---------

CANADA  2.0%
Abitibi-Consolidated, Inc. ......................................       9,450              69,052
Agrium, Inc. ....................................................       5,050              53,463
Alberta Energy Co., Ltd. ........................................       4,400             166,341
Alcan Aluminum Ltd. .............................................       1,750              62,838
Alcan, Inc. .....................................................       5,899             213,500
Ballard Power Systems, Inc. (a) .................................         800              23,704
Bank of Montreal ................................................      13,600             306,760
Bank of Nova Scotia .............................................      12,700             390,671
Barrick Gold Corp. ..............................................       6,600             105,535
BCE, Inc. .......................................................      14,100             319,013
Biovail Corp. (a) ...............................................       4,200             234,647
Bombardier, Inc., Class B .......................................      51,400             532,860
Branscan Corp., Class A .........................................       2,900              52,384
Cameco Corp. ....................................................       1,300              32,059
Canadian Imperial Bank of Commerce ..............................      10,400             358,407
Canadian Natural Resources Ltd. .................................       3,500              84,245
Canadian Pacific Railway Ltd. ...................................       4,050              81,682
Canadian Tire Corp., Class A ....................................       2,200              35,386
Celestica, Inc. (a) .............................................       4,200             168,887
C.I. Fund Management, Inc. ......................................       9,600              71,717
Cognos, Inc. (a) ................................................         800              19,889
CP Ships Ltd. (a) ...............................................       2,025              21,820
Dofasco, Inc. ...................................................       3,700              60,001
Domtar, Inc. ....................................................      12,500             125,738


SEE NOTES TO FINANCIAL STATEMENTS        11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
CANADA (CONTINUED)
Enbridge, Inc. ..................................................       4,700         $   128,160
Fairfax Financial Holdings Ltd. .................................         100              10,304
Fairmont Hotels & Resorts, Inc. .................................       2,025              48,259
Fording, Inc. ...................................................       1,344              23,897
Four Seasons Hotels, Inc. .......................................         800              37,537
George Weston Ltd. ..............................................       4,900             318,334
Imperial Oil Ltd. ...............................................      16,500             459,359
Inco Ltd. (a) ...................................................       7,850             133,414
Investors Group, Inc. ...........................................         775              12,417
Magna International, Inc., Class A ..............................       3,300             209,619
Manulife Financial Corp. ........................................       8,800             230,008
MDS, Inc., Class B ..............................................       9,500             112,811
National Bank of Canada .........................................       3,300              61,580
Nexen, Inc. .....................................................       5,100              99,590
Noranda, Inc. ...................................................      11,950             112,623
Nortel Networks Corp. (a) .......................................      74,764             558,992
PanCanadian Energy Corp. ........................................       8,740             226,792
Petro-Canada ....................................................       8,300             204,997
Placer Dome, Inc. ...............................................       5,400              59,035
Potash Corp. of Saskatchewan, Inc. ..............................       1,900             116,583
Power Corp. of Canada ...........................................       5,900             144,423
Quebecor, Inc., Class B .........................................       5,200              63,219
Rogers Communication, Inc., Class B (a) .........................       7,400             126,092
Royal Bank of Canada ............................................      15,700             511,266
Sun Life Financial Services of Canada, Inc. .....................       7,600             162,114
Suncor Energy, Inc. .............................................       8,100             266,675
Talisman Energy, Inc. ...........................................       4,300             163,452
Teck Cominco Ltd. ...............................................       5,693              45,498
Thomson Corp. ...................................................      14,300             434,409
TransAlta Corp. .................................................       3,300              44,785
TransCanada PipeLines Ltd. ......................................      22,444             280,197
                                                                                        ---------
                                                                                        8,997,040
                                                                                        ---------

DENMARK  0.1%
Danske Bank A/S .................................................       6,400             102,737
Novo-Nordisk A/S, Class B .......................................       6,500             265,918
Novozymes A/S, Class B ..........................................         200               4,037
TDC A/S .........................................................         900              32,076
                                                                                        ---------
                                                                                          404,768
                                                                                        ---------

FINLAND  0.8%
Hartwall Oyj AB .................................................       2,587              52,826
Kesko Oyj .......................................................       7,181              65,954
Metso Oyj .......................................................       5,577              58,682
Nokia Oyj .......................................................     106,379           2,747,092


                                         12   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
FINLAND (CONTINUED)
Outokumpu Oyj ...................................................       4,516         $    47,719
Sampo Oyj, Class A ..............................................      14,410             113,075
Sonera Group Oyj ................................................      23,200             117,712
TietoEnator Oyj .................................................       2,951              78,284
UPM-Kymmene Oyj .................................................       4,991             165,780
Wartsila Oyj, Class B ...........................................       2,386              44,254
                                                                                        ---------
                                                                                        3,491,378
                                                                                        ---------

FRANCE  4.0%
Accor S.A. ......................................................       1,980              72,088
Alcatel S.A. ....................................................      26,668             456,573
Aventis S.A. ....................................................      17,000           1,208,922
Axa S.A. ........................................................       9,104             190,530
BNP Paribas S.A. ................................................       4,949             443,509
Bouygues S.A. ...................................................      10,852             356,104
Cap Gemini S.A. .................................................       1,817             131,400
Carrefour S.A. ..................................................       7,188             374,317
Casino Guichard-Perrachon S.A. ..................................         800              61,813
Cie de Saint Gobain .............................................       1,041             157,340
Dassault Systemes S.A. ..........................................       3,172             152,738
Essilor International S.A. ......................................       1,410              42,685
France Telecom S.A. .............................................      33,582           1,344,534
Gecina S.A. .....................................................       3,070             250,483
Groupe Danone ...................................................       6,932             846,833
Imerys S.A. .....................................................         205              19,706
Klepierre .......................................................       4,148             396,878
L'Air Liquide S.A. ..............................................       1,645             230,882
L'Oreal S.A. ....................................................       6,880             496,313
Lafarge S.A. ....................................................       1,048              98,029
Lagardere S.C.A. ................................................       1,495              62,655
LVMH Moet-Hennessy Louis Vuitton ................................       4,605             187,657
Michelin (C.G.D.E.), Class B ....................................       2,247              74,235
Pechiney S.A. ...................................................         996              51,423
Pernod-Ricard ...................................................         742              57,563
Peugeot S.A. ....................................................       1,974              84,050
Pinault-Printemps-Redoute S.A. ..................................       1,235             159,241
Sagem S.A. ......................................................       1,007              61,734
Sanofi-Synthelabo S.A. ..........................................      25,236           1,885,746
Schneider Electric S.A. .........................................       1,810              87,155
Silic ...........................................................         890             124,439
Simco S.A. (Registered) .........................................       7,770             536,959
Societe BIC S.A. ................................................         643              21,994
Societe Fonciere Lyonnaise ......................................      15,790             375,934
Societe Generale ................................................       4,821             270,185


SEE NOTES TO FINANCIAL STATEMENTS        13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
FRANCE (CONTINUED)
Sodexho Alliance S.A. (a) .......................................       2,600         $   111,307
Sophia S.A. .....................................................      10,485             282,167
STMicroelectronics N.V. .........................................       6,728             216,277
Suez S.A. .......................................................       7,465             226,322
Thales S.A. .....................................................       1,735              59,950
TotalFinaElf S.A., Class B ......................................      29,323           4,194,030
Unibail (a) .....................................................      21,480           1,092,720
Usinor Sacilor ..................................................       4,218              52,845
Vivendi Universal S.A. ..........................................       7,517             412,229
                                                                                       ----------
                                                                                       18,020,494
                                                                                       ----------

GERMANY  3.4%
Adidas-Salomon AG ...............................................       1,233              91,805
Allianz AG ......................................................       6,921           1,638,521
BASF AG .........................................................       7,550             281,748
Bayer AG ........................................................       9,800             311,970
Bayerische Hypo-und Vereinsbank AG ..............................       7,235             220,317
Beiersdorf AG ...................................................       6,250             704,443
Continental AG ..................................................       2,983              39,234
Daimler-Chrysler AG .............................................      24,979           1,071,369
Daimler-Chrysler AG ADR .........................................           1                  42
Deutsche Bank AG ................................................       7,550             533,874
Deutsche Lufthansa AG ...........................................       6,700              90,213
Deutsche Telekom AG .............................................      68,576           1,186,295
Douglas Holding AG ..............................................       2,300              61,117
E.On AG .........................................................      36,661           1,909,132
FAG Kugelfischer Georg Schaefer AG (a) ..........................       4,900              52,301
Fresenius Medical Care AG .......................................       1,550              96,058
Heidelberger Zement AG ..........................................       1,235              57,265
IVG Holding AG ..................................................      33,239             318,622
KarstadtQuelle  AG ..............................................       3,300             129,181
Linde AG ........................................................       2,930             119,400
MAN AG ..........................................................       2,350              49,873
Merck KGaA ......................................................       5,006             183,464
Metro AG ........................................................      10,407             366,557
Muenchener Rueckversicherungs-Gesellschaft
AG (Registered) .................................................       4,444           1,208,628
Preussag AG .....................................................       3,900              95,983
RWE AG ..........................................................      26,254             993,784
SAP AG ..........................................................      11,909           1,563,261
Schering AG .....................................................       6,350             340,304
SGL Carbon AG (a) ...............................................         200               4,039
Siemens AG ......................................................      18,399           1,228,018
ThyssenKrupp AG .................................................       6,760              99,159


                                        14    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
GERMANY (CONTINUED)
Volkswagen AG ...................................................       9,330         $   435,113
WCM Beteiligungs-und Grundbesitz AG .............................       2,833              30,314
                                                                                       ----------
                                                                                       15,511,404
                                                                                       ----------

HONG KONG  1.1%
ASM Pacific Technology Ltd. .....................................       2,000               3,937
Bank of East Asia ...............................................      61,503             132,493
Cathay Pacific Airways Ltd. .....................................     141,000             180,804
CLP Holdings Ltd. ...............................................      98,400             375,380
Hang Seng Bank Ltd. .............................................      57,300             630,054
Henderson Land Development Co., Ltd. ............................      50,000             225,684
Hong Kong & China Gas Co., Ltd. .................................     221,100             270,758
Hutchison Whampoa Ltd. ..........................................     117,000           1,128,967
Hysan Development Co., Ltd. .....................................      26,417              26,591
Johnson Electric Holdings, Ltd. .................................     150,000             157,723
Li & Fung Ltd. ..................................................     109,000             122,299
New World Development Co., Ltd. .................................      87,295              76,118
Pacific Century CyberWorks Ltd. (a) .............................     540,000             148,875
SCMP Group Ltd. .................................................      30,000              18,850
Shangri-La Asia Ltd. ............................................      40,000              31,288
Sino Land Co., Ltd. .............................................     124,589              49,526
Sun Hung Kai Properties Ltd. ....................................      91,000             735,141
Swire Pacific Ltd., Class A .....................................      43,000             234,340
Television Broadcasts Ltd. ......................................      11,000              47,676
Wharf Holdings Ltd. .............................................      88,000             214,964
                                                                                       ----------
                                                                                        4,811,468
                                                                                       ----------

IRELAND  0.2%
CRH plc .........................................................       2,732              48,308
Elan Corp plc (a) ...............................................       3,100             143,742
Green Property plc ..............................................      95,400             535,930
Jefferson Smurfit Group plc .....................................       7,830              17,106
                                                                                       ----------
                                                                                          745,086
                                                                                       ----------

ITALY  1.9%
Assicurazioni Generali S.p.A. ...................................      37,271           1,036,918
Autogrill S.p.A. ................................................       9,498              88,166
Banca di Roma S.p.A .............................................      10,411              20,656
Banco Popolare di Milano ........................................       3,380              11,815
Benetton Group S.p.A ............................................       7,571              85,873
Beni Stabili S.p.A ..............................................     686,900             325,855
Enel S.p.A ......................................................     235,183           1,327,481
ENI S.p.A .......................................................     165,095           2,072,790
Fiat S.p.A ......................................................       9,136             146,801
IntesaBci S.p.A. ................................................      92,369             231,447


SEE NOTES TO FINANCIAL STATEMENTS        15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
ITALY (CONTINUED)
Italcementi S.p.A ...............................................       1,891         $    14,839
Italgas S.p.A ...................................................      14,168             133,158
La Rinascente S.p.A. ............................................       9,764              34,043
Mediaset S.p.A. .................................................      13,039              95,457
Mediobanca S.p.A. ...............................................       5,732              64,299
Parmalat Finanziaria S.p.A. .....................................      40,131             108,428
Pirelli S.p.A. ..................................................      74,318             130,551
Riunione Adratica di Sicurta S.p.A. .............................      17,048             201,118
Sanpaolo-IMI S.p.A. .............................................      24,939             267,969
Snia S.p.A ......................................................      11,754              15,826
Telecom Italia S.p.A. ...........................................      99,023             847,669
Telecom Italia S.p.A. RNC .......................................       4,062              21,733
TIM S.p.A .......................................................     150,374             840,735
UniCredito Italiano S.p.A. ......................................      82,642             332,350
                                                                                        ---------
                                                                                        8,455,977
                                                                                        ---------

JAPAN  7.8%
Acom Co., Ltd. ..................................................       3,600             261,087
Advantest Corp. .................................................       1,900             107,063
Aeon Co., Ltd. ..................................................       9,800             220,292
Ajinomoto Co., Inc. .............................................      27,800             270,231
Alps Electric Co., Ltd. .........................................       3,000              20,276
Amada Co., Ltd. .................................................      10,000              39,490
Asahi Bank Ltd. .................................................      38,000              23,663
Asahi Breweries Ltd. ............................................      12,000             107,442
Asahi Glass Co., Ltd. ...........................................      43,600             256,607
Asahi Kasei Corp. ...............................................      36,400             127,157
Asatsu-DK, Inc. .................................................       2,600              50,547
Bank of Yokohama Ltd. ...........................................      10,000              34,705
Benesse Corp. ...................................................       5,200             134,265
Bridgestone Corp. ...............................................      23,000             242,262
Canon, Inc. .....................................................      18,800             643,894
Casio Computer Co., Ltd. ........................................      16,000              69,016
Central Japan Railway Co. .......................................          89             573,147
Chugai Pharmaceutical Co., Ltd. .................................      10,800             124,584
Chuo Mitsui Trust & Banking Co., Ltd. ...........................      64,000              63,183
Citizen Watch Co., Ltd. .........................................      12,000              59,508
Cosmo Oil Co., Ltd. .............................................       4,000               5,620
Credit Saison Co., Ltd. .........................................       1,900              36,794
CSK Corp. .......................................................       1,400              32,640
Dai Nippon Ink & Chemicals, Inc. ................................       8,000              11,361
Dai Nippon Printing Co., Ltd. ...................................      22,800             226,823
Daiei, Inc. (a) .................................................      14,800               8,317
Daifuku Co., Ltd. ...............................................       1,000               4,025


                                         16   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN (CONTINUED)
Daiichi Pharmaceutical Co., Ltd. ................................       4,000         $    77,460
Daikin Industries Ltd. ..........................................       3,800              59,303
Daito Trust Construction Co. ....................................       4,400              66,996
Daiwa House Industry Co., Ltd. ..................................      21,800             123,834
Daiwa Securities Co., Ltd. ......................................      38,000             198,830
Denki Kagaku Kogyo K K. .........................................       9,000              20,778
Denso Corp. .....................................................      18,400             242,576
East Japan Railway Co. ..........................................         204             980,650
Ebara Corp. .....................................................      12,800              76,792
Eisai Co., Ltd. .................................................       6,000             148,542
Fanuc Ltd. ......................................................       7,000             296,628
Fuji Machine Manufacturing Co. ..................................       1,800              23,375
Fuji Photo Film Ltd. ............................................      16,000             568,651
Fuji Soft ABC, Inc. .............................................       1,200              47,570
Fuji Television Network, Inc. ...................................           9              36,156
Fujikura Ltd. ...................................................       4,000              14,945
Fujitsu Ltd. ....................................................      42,600             308,630
Furukawa Electric Co., Ltd. .....................................      18,800              99,368
Hirose Electric Co., Ltd. .......................................         900              61,034
Hitachi Ltd. ....................................................      72,000             524,909
Honda Motor Co., Ltd. ...........................................      18,400             730,802
Hoya Corp. ......................................................       2,300             136,763
Isetan Co., Ltd. ................................................       3,000              30,597
Ishihara Sangyo Kaisha Ltd. (a) .................................      15,000              20,960
Ishikawajima-Harima Heavy Industries Co., Ltd. ..................      17,000              26,337
Ito-Yokado Co., Ltd. ............................................      12,000             539,490
Itochu Corp. ....................................................      29,000              65,188
Japan Airlines Co., Ltd. ........................................      29,000              69,152
Japan Energy Corp. ..............................................      14,000              15,629
Japan Tobacco, Inc. .............................................         154             964,839
JGC Corp. .......................................................       3,000              22,031
Joyo Bank, Ltd. .................................................       9,000              24,810
Kajima Corp. ....................................................      49,600             134,095
Kaneka Corp. ....................................................       8,000              48,542
Kansai Electric Power Co., Inc. .................................      31,700             451,860
KAO Corp. .......................................................      19,800             409,743
Kawasaki Heavy Industries, Ltd. (a) .............................      12,000              10,936
Kawasaki Steel Corp. ............................................      86,000              86,862
Keihin Electric Express Railway Co., Ltd. .......................      14,000              52,734
Kinden Corp. ....................................................       1,000               4,655
Kinki Nippon Railway Co., Ltd. ..................................      49,600             158,202
Kirin Brewery Co., Ltd. .........................................      33,600             239,089
Kokuyo Co., Ltd. ................................................       3,000              25,061
Komatsu Ltd. ....................................................      35,600             126,795


SEE NOTES TO FINANCIAL STATEMENTS        17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN (CONTINUED)
Konami Co., Ltd. ................................................       2,800         $    82,716
Konica Corp. ....................................................       4,000              23,420
Koyo Seiko Co., Ltd. ............................................       3,000              10,525
Kubota Corp. ....................................................      53,400             139,502
Kuraray Co., Ltd. ...............................................       9,000              57,207
Kurita Water Industries Ltd. ....................................       2,000              24,711
Kyocera Corp. ...................................................       4,100             266,213
Kyowa Exeo Corp. ................................................       2,000              11,832
Kyowa Hakko Kogyo Co., Ltd. .....................................       6,800              32,120
Marubeni Corp. (a) ..............................................      37,200              22,318
Marui Co., Ltd. .................................................      10,000             117,710
Matsushita Electric Industrial Co., Ltd. ........................      53,400             682,505
Meiji Seika Kaisha Ltd. .........................................       7,000              27,909
Meitec Corp. ....................................................         900              21,871
Minebea Co., Ltd. ...............................................       9,000              48,253
Mitsubishi Chemical Corp. .......................................      54,000             114,414
Mitsubishi Corp. ................................................      36,000             232,655
Mitsubishi Electric Corp. .......................................      67,400             259,506
Mitsubishi Estate Co., Ltd. .....................................      29,000             211,201
Mitsubishi Heavy Industries Ltd. ................................     111,000             295,033
Mitsubishi Logistics Corp. ......................................       2,000              14,095
Mitsubishi Materials Corp. ......................................      30,600              41,596
Mitsubishi Rayon Co., Ltd. ......................................       7,000              18,234
Mitsubishi Tokyo Finance Group, Inc. ............................          37             246,985
Mitsui & Co., Ltd. ..............................................      46,200             227,702
Mitsui Fudosan Co., Ltd. ........................................      20,000             151,883
Mitsui Mining & Smelting Co., Ltd. ..............................       7,000              22,858
Mitsui Sumitomo Insurance Co., Ltd. .............................      46,000             214,839
Mitsukoshi Ltd. .................................................      14,800              41,361
Mizuho Holding, Inc. ............................................          58             117,603
Mori Seiki Co., Ltd. (First Section) ............................       2,000              11,923
Murata Manufacturing Co., Inc. ..................................       5,800             346,203
NAMCO Ltd. ......................................................         400               7,594
NEC Corp. .......................................................      37,600             381,768
NGK Insulators Ltd. .............................................      16,800             123,882
Nidec Corp. .....................................................       1,100              57,640
Nikon Corp. .....................................................       8,000              61,300
Nintendo Co., Ltd. ..............................................       3,700             644,859
Nippon COMSYS Corp. .............................................       1,000               5,323
Nippon Express Co., Ltd. ........................................      30,000             101,382
Nippon Meat Packers, Inc. .......................................       8,800              92,892
Nippon Mitsubishi Oil Co. .......................................      55,600             211,118
Nippon Sheet Glass Co., Ltd. ....................................      13,000              40,872
Nippon Steel Corp. ..............................................     242,000             347,342


                                         18   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN (CONTINUED)
Nippon Telegraph & Telephone Corp. ADR ..........................         220         $   713,396
Nippon Unipac Holding ...........................................          30             133,278
Nippon Yusen Kabushiki Kaisha ...................................      41,400             124,187
Nissan Motor Co., Ltd. ..........................................      74,400             392,679
Nisshin Flour Milling Co., Ltd. .................................       4,000              23,998
Nisshinbo Industries ............................................      11,000              40,598
Nissin Food Products Co., Ltd. ..................................       1,400              27,217
Nitto Denko Corp. ...............................................       6,700             154,169
Nomura Holdings, Inc. ...........................................      53,000             676,185
Noritake Co., Ltd. ..............................................       3,000              11,346
NSK Ltd. ........................................................      35,000             120,140
NTN Corp. .......................................................      14,000              22,539
NTT Data Corp. ..................................................          20              70,778
NTT Docomo, Inc. ................................................          55             643,226
Obayashi Corp. ..................................................      17,000              48,025
OJI Paper Co., Ltd. .............................................      44,600             176,463
Olympus Optical Co., Ltd. .......................................       3,000              42,945
Omron Corp. .....................................................       4,000              53,159
Onward Kashiyama Co., Ltd. ......................................      10,000              95,535
Oriental Land Co., Ltd. .........................................       2,600             177,901
Orix Corp. ......................................................       2,500             222,889
Osaka Gas Co. ...................................................      78,200             185,879
Pioneer Electronic Corp. ........................................       4,500              97,737
Promise Co., Ltd. ...............................................       3,700             199,218
Rohm Co., Ltd. ..................................................       2,700             348,777
Sankyo Co., Ltd. ................................................      15,800             269,373
Sanrio Co., Ltd. ................................................       1,300              10,218
Sanyo Electric Co., Ltd. ........................................      56,400             265,125
Secom Co., Ltd. .................................................       7,300             364,778
Sega Corp. (a) ..................................................       3,700              73,477
Seiyu Ltd. (The) (a) ............................................      14,000              29,025
Sekisui Chemical Co., Ltd. ......................................       5,000              13,100
Sekisui House Ltd. ..............................................      27,800             200,562
Seven - Eleven Japan ............................................       6,000             217,801
Sharp Corp. .....................................................      33,600             391,166
Shimamura Co., Ltd. .............................................         400              23,390
Shimano, Inc. ...................................................       4,500              50,919
Shimizu Corp. ...................................................      38,800             130,826
Shin-Etsu Chemical Co., Ltd. ....................................       8,000             286,148
Shionogi & Co., Ltd. ............................................       8,000             136,087
Shiseido Co., Ltd. ..............................................      14,000             128,751
Shizuoka Bank, Ltd. .............................................       7,000              52,734
Showa Denko K.K. (a) ............................................       5,000               5,316
Showa Shell Sekiyu K.K. .........................................       8,000              42,284


SEE NOTES TO FINANCIAL STATEMENTS        19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN (CONTINUED)
Skylark Co., Ltd. ...............................................       4,000         $    66,829
SMC Corp. .......................................................       2,100             212,743
Snow Brand Milk Products Co., Ltd. (a) ..........................       4,000               6,592
Softbank Corp. ..................................................       8,400             135,237
Sony Corp. ......................................................      22,800           1,037,151
Sumitomo Chemical Co., Ltd. .....................................      48,200             162,887
Sumitomo Corp. ..................................................      21,400              97,672
Sumitomo Electric Industries Ltd. ...............................      15,800             109,789
Sumitomo Metal Industries Ltd. (a) ..............................      79,400              25,325
Sumitomo Metal Mining Co. .......................................      15,000              49,780
Sumitomo Mitsui Bank Corp. ......................................      39,000             164,376
Sumitomo Osaka Cement Co., Ltd. .................................       3,000               4,351
Taiheiyo Cement Corp. ...........................................       8,000              12,090
Taisei Corp., Ltd. ..............................................      37,600              81,094
Taisho Pharmaceutical Co. .......................................      13,000             203,372
Taiyo Yuden Co., Ltd. ...........................................       3,000              45,223
Takara Shuzo Co., Ltd. ..........................................       3,000              25,106
Takashimaya Co., Ltd. ...........................................       4,000              23,481
Takeda Chemical Industries Ltd. .................................      23,800           1,071,795
Takefuji Corp. ..................................................       4,190             301,649
Takuma Co., Ltd. ................................................       8,000              54,496
TDK Corp. .......................................................       1,400              65,705
Teijin Ltd. .....................................................      28,600             109,248
Teikoku Oil Co., Ltd. ...........................................       5,000              18,188
Terumo Corp. ....................................................       6,600              85,106
TIS, Inc. .......................................................       2,700              64,178
Tobu Railway Co., Ltd. ..........................................      30,800              80,696
Toho Co., Ltd. ..................................................         100              10,768
Tohoku Electric Power Co., Ltd. .................................      15,300             208,911
Tokio Marine & Fire Insurance Co., Ltd. .........................      37,400             272,093
Tokyo Broadcasting System, Inc. .................................       5,000              75,562
Tokyo Electric Power Co. ........................................      38,900             824,203
Tokyo Electron Ltd. .............................................       3,800             185,556
Tokyo Gas Co., Ltd. .............................................      78,200             208,446
Tokyu Corp. .....................................................      40,800             122,388
Toppan Printing Co., Ltd. .......................................      20,800             190,972
Toray Industries, Inc. ..........................................      37,500              90,276
Toshiba Corp. ...................................................      72,000             246,051
Tosoh Corp. .....................................................       9,000              17,429
Tostem Inax Holding Corp. .......................................       4,000              53,858
Toto Ltd. .......................................................      18,800              89,231
Toyo Seikan Kaisha Ltd. .........................................      10,000             127,126
Toyobo Ltd. .....................................................       7,000               8,718
Toyota Motor Corp. ..............................................      69,500           1,752,278


                                         20   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
JAPAN (CONTINUED)
Trans Cosmos, Inc. ..............................................         600         $    15,538
Ube Industries Ltd. .............................................      32,600              31,936
UFJ Holdings, Inc. (a) ..........................................          10              21,947
Uni-Charm Corp. (First Section) .................................       1,200              24,970
UNY Co., Ltd. ...................................................       1,000              10,115
World Co., Ltd. .................................................       1,300              38,996
Yakult Honsha Co., Ltd. .........................................       2,000              14,885
Yamaha Corp. ....................................................       2,000              14,733
Yamanouchi Pharmaceutical Co., Ltd. .............................      12,000             315,310
Yamato Transport Co., Ltd. ......................................       7,000             131,303
Yamazaki Baking Co., Ltd. (a) ...................................       5,000              27,301
Yokogawa Electric Corp. .........................................       4,000              31,744
                                                                                       ----------
                                                                                       35,309,220
                                                                                       ----------

NETHERLANDS  4.6%
ABN Amro Holdings N.V. ..........................................      28,976             467,408
Aegon N.V. ADR ..................................................      42,917           1,163,380
Akzo Nobel N.V. .................................................       5,134             229,586
ASML Holding N.V. (a) ...........................................       4,594              79,963
Buhrmann N.V. ...................................................       1,669              18,350
Corio N.V. ......................................................      24,583             545,824
Elsevier N.V. ...................................................       8,435              99,885
Eurocommercial Properties N.V. ..................................       8,500             131,882
Getronics N.V. ..................................................      13,394              43,474
Hagemeyer N.V. ..................................................       6,152             115,201
Heineken N.V. ...................................................      35,232           1,338,023
ING Groep N.V. ..................................................      74,720           1,908,221
KLM-Koninklijke Lutchtvaart Mij N.V. ............................         883              10,189
Koninklijke Ahold N.V. ..........................................      35,709           1,040,587
Koninklijke Philips Electronics N.V. ............................      68,143           2,028,273
KPN N.V. (a) ....................................................      18,031              91,807
Oce N.V. ........................................................         342               3,437
Rodamco Europe N.V. .............................................      20,380             720,735
Royal Dutch Petroleum Co. .......................................     135,350           6,867,352
TPG N.V. ........................................................      26,594             576,247
Uni-Invest N.V. .................................................      13,719             130,284
Unilever N.V. ...................................................           1                  58
Unilever N.V. CVA ...............................................      52,006           3,053,711
Vedior N.V. .....................................................       3,031              36,406
Wolters Kluwer N.V. CVA .........................................       3,392              77,431
                                                                                       ----------
                                                                                       20,777,714
                                                                                       ----------

NEW ZEALAND  0.0%
Carter Holt Harvey Ltd. (a) .....................................      20,786              14,728
                                                                                       ----------


SEE NOTES TO FINANCIAL STATEMENTS        21

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
NORWAY  0.0%
Norske Skogindustrier A.S., Class A .............................       1,000         $    18,810
                                                                                       ----------
PORTUGAL  0.0%
Banco Comercial Portugues S.A. (Registered) .....................       9,500              38,544
Electricidade de Portugal S.A. ..................................      34,665              75,422
Portugal Telecom SGPS S.A. (Registered) (a) .....................       5,037              39,301
                                                                                       ----------
                                                                                          153,267
                                                                                       ----------
SINGAPORE  0.0%
Sembcorp Industries Ltd. ........................................         235                 204
Singapore Telecommunications Ltd. ...............................     100,490              95,782
United Overseas Bank Ltd. .......................................          80                 550
                                                                                       ----------
                                                                                           96,536
                                                                                       ----------
SPAIN  2.1%
Acerinox S.A. ...................................................         998              33,416
ACS S.A. ........................................................       2,802              68,460
Aguas de Barcelona S.A. .........................................       8,737             109,071
Altadis S.A. ....................................................       8,964             152,670
Autopistas Concesionaria Espanola S.A. ..........................      13,942             139,115
Banco Bilbao Vizcaya S.A. (Registered) ..........................      71,695             888,633
Banco Santander Central Hispano S.A. ............................      75,539             633,840
Corporacion Mapfre S.A. .........................................       7,311              42,440
Endesa S.A. .....................................................      61,719             966,962
Fomento de Construcciones y Contratas S.A. ......................       5,784             119,914
Gas Natural SDG S.A. ............................................      27,755             462,809
Grupo Dragados S.A. .............................................       8,955             120,017
Iberdrola S.A. ..................................................      55,625             725,164
Inmobiliaria Colonial S.A. ......................................      39,300             410,013
Metrovacesa S.A. ................................................      44,718             618,063
Puleva Biothech, S.A. (a) .......................................         470               1,249
Repsol YPF S.A. .................................................      71,697           1,047,210
Sol Melia S.A. ..................................................       4,941              37,626
Telefonica S.A. (a) .............................................     150,238           2,013,527
TelePizza S.A. (a) ..............................................      10,943              16,979
Union Fenosa S.A. ...............................................      18,507             300,019
Vallehermoso S.A. ...............................................     115,795             721,748
                                                                                       ----------
                                                                                        9,628,945
                                                                                       ----------
SWEDEN  1.2%
Atlas Copco AB, Class A .........................................       5,350             120,120
Atlas Copco AB, Class B .........................................       3,000              63,336
Billerud AB (a) .................................................         536               3,644
Castellum AB ....................................................      24,110             250,465
Drott AB, Class B ...............................................      12,620             130,498
Electrolux AB, Class B ..........................................      15,900             238,249


                                         22   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
SWEDEN (CONTINUED)
Hennes & Mauritz AB, Class B ....................................      42,400         $   880,940
JM AB, Class B ..................................................      12,300             259,089
Nordea AB .......................................................      34,724             184,520
OM AB ...........................................................       3,800              50,209
Sandvik AB ......................................................      11,800             253,641
Securitas AB, Class B ...........................................      20,200             384,880
Skandia Forsakrings AB ..........................................      35,200             256,140
Skandinaviska Enskilda Banken AB, Class A .......................       5,700              52,119
Skanska AB, Class B .............................................      21,600             141,666
SKF AB, Class B .................................................       3,700              72,977
Svenska Cellulosa AB, Class B ...................................       4,990             137,121
Svenska Handelsbanken, Class A ..................................       8,750             129,018
Svenskt Stal AB, Class A ........................................       2,200              21,591
Tele2 AB (a) ....................................................       1,110              40,173
Telefonaktiebolaget LM Ericsson AB, Class B .....................     252,350           1,377,206
Telia AB ........................................................      21,800              97,475
Trelleborg AB, Class B ..........................................       6,100              47,016
Volvo AB, Class A ...............................................       2,200              35,704
Volvo AB, Class B ...............................................       8,100             136,495
Wihlborgs Fastigheter AB ........................................      91,400             124,267
Wm-Data AB, Class B .............................................      13,500              33,995
                                                                                        ---------
                                                                                        5,522,554
                                                                                        ---------

SWITZERLAND  1.9%
ABB Ltd. (New) ..................................................      10,988             106,049
Adecco S.A. (Registered) ........................................       3,250             176,929
Credit Suisse Group .............................................      11,340             484,300
Georg Fischer AG (Registered) ...................................          33               6,260
Givaudan (Registered) ...........................................         149              45,478
Holcim Ltd., Class B ............................................         250              53,987
Lonza AG ........................................................           9               5,890
Nestle S.A. (Registered) ........................................      12,750           2,722,584
Novartis AG .....................................................      58,240           2,107,854
Roche Holding AG ................................................      15,400           1,100,796
Roche Holding AG Bearer .........................................       4,730             388,032
SGS Societe Generale Surveillance Holdings S.A. .................         100              16,076
Sulzer AG (Registered) ..........................................          17               2,615
Sulzer Medica (Registered) ......................................          74               3,125
Swatch Group AG (registered) ....................................         800              15,877
Swatch Group AG, Class B ........................................         790              71,123
Swiss Re (Registered) ...........................................       3,320             334,443
Swisscom AG (Registered) ........................................       1,045             289,963
Syngenta AG ADR (a) .............................................         869              45,080
UBS AG ..........................................................      12,784             646,217


SEE NOTES TO FINANCIAL STATEMENTS        23

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
SWITZERLAND (CONTINUED)
Valora Holding AG ...............................................          70         $    10,197
Zurich Financial Services AG ....................................         908             213,335
                                                                                        ---------
                                                                                        8,846,210
                                                                                        ---------

UNITED KINGDOM  12.1%
Amersham plc ....................................................      27,001             261,238
Amvescap plc ....................................................      20,082             289,762
ARM Holdings plc (a) ............................................      28,691             149,969
AstraZeneca Group plc ...........................................      89,602           4,041,667
BAA plc .........................................................      44,927             360,102
BAE Systems plc .................................................     117,194             528,114
Barclays plc ....................................................      40,251           1,333,274
BG Group plc ....................................................     152,980             623,669
BOC Group plc ...................................................      15,364             237,122
Boots Co. plc ...................................................      31,567             268,645
BP plc ..........................................................     983,000           7,642,864
Brambles Industries plc .........................................      25,368             125,582
British Airways plc .............................................      61,459             174,494
British American Tobacco plc ....................................      87,722             743,988
British Land Co. plc ............................................     171,040           1,162,990
British Sky Broadcasting plc (a) ................................       6,426              70,733
BT Group plc (a) ................................................     353,006           1,300,361
Bunzl plc .......................................................       2,579              16,522
Cadbury Schweppes plc ...........................................      72,746             463,922
Canary Wharf Group plc (a) ......................................      47,014             305,126
Capita Group plc ................................................      37,654             268,776
Carlton Communications plc ......................................      26,568              94,000
Centrica plc ....................................................     145,496             470,290
CGNU plc ........................................................      58,732             722,592
Chelsfield plc ..................................................     105,038             409,102
Compass Group plc ...............................................      66,991             502,325
Corus Group plc (a) .............................................      22,573              23,664
Derwent Valley Holdings plc .....................................      18,200             174,100
Diageo plc ......................................................     132,272           1,511,816
EMI Group plc ...................................................      29,246             152,018
GKN plc .........................................................      25,368              97,880
GlaxoSmithKline plc .............................................     235,368           5,904,649
Granada Compass plc .............................................      64,407             134,569
Grantchester Holdings plc .......................................      65,389             173,514
Great Portland Estates plc ......................................      61,710             220,132
GUS plc .........................................................      45,340             425,797
Hammerson plc ...................................................      54,910             354,574
Hanson plc ......................................................       5,938              40,981
Hays plc ........................................................      71,787             217,405


                                        24    SEE NOTES TO FINANCIAL STATEMENTS
0

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED KINGDOM (CONTINUED)
HBOS plc ........................................................      55,617         $   644,588
Hilton Group plc ................................................      87,516             268,863
HSBC Holdings plc ...............................................     246,175           2,888,952
Imperial Chemical Industries plc ................................      14,123              77,934
International Power plc (a) .....................................      30,809              90,837
Invensys plc ....................................................     172,666             299,797
Johnson Matthey plc .............................................       1,140              15,835
Kingfisher plc ..................................................      49,252             287,561
Land Securities plc .............................................      55,297             630,815
Lattice Group plc ...............................................     152,980             347,473
Legal & General Group plc .......................................     146,049             338,109
Lloyds TSB Group plc ............................................     115,173           1,250,981
Logica plc ......................................................      13,778             128,389
Marconi plc (a) .................................................      79,135              48,105
Marks & Spencer plc .............................................     116,551             612,611
Misys plc .......................................................      25,145             118,986
National Grid Group plc .........................................      57,591             358,889
New Dixons Group plc ............................................      70,585             241,514
P&O Princess Cruises plc ........................................      24,413             142,181
Pearson plc .....................................................      21,167             243,779
Peninsular & Oriental Steam Navigation Co. ......................      24,413              84,509
Pillar Property plc .............................................      23,500             124,204
Prudential Corp. plc ............................................      47,747             553,376
Railtrack Group plc (a) .........................................      18,189                  -0-
Reed International plc ..........................................      38,496             319,486
Rentokil Initial plc ............................................      79,096             317,852
Reuters Group plc ...............................................      52,920             523,950
Rexam plc .......................................................       2,756              15,038
Rio Tinto plc (Registered) ......................................      20,025             383,698
RMC Group plc ...................................................       1,744              15,718
Royal Bank of Scotland Group plc ................................      56,523           1,376,014
Sainsbury (J) plc ...............................................      73,860             393,597
Schroders plc ...................................................       9,454             116,314
Scottish & Newcastle plc ........................................       1,936              14,799
Scottish Power plc ..............................................      71,757             397,017
Shell Transport & Trading Co. plc ...............................     147,266           1,012,059
Six Continents plc ..............................................      46,174             457,160
Slough Estates plc ..............................................      46,690             225,356
Smith & Nephew plc ..............................................       9,548              57,693
Tate & Lyle plc .................................................       1,563               7,851
Tesco plc .......................................................     270,783             981,707
The Sage Group plc ..............................................      46,204             153,719
3i Group plc ....................................................      21,094             263,977
Unilever plc ....................................................     110,530             907,655


SEE NOTES TO FINANCIAL STATEMENTS       25

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED KINGDOM (CONTINUED)
United Utilities plc ............................................      29,426         $   263,706
Vodafone Group plc ..............................................   1,798,158           4,706,067
WPP Group plc ...................................................      32,471             359,311
                                                                                       ----------
                                                                                       55,066,360
                                                                                       ----------

UNITED STATES  51.1%
3Com Corp. (a) ..................................................      25,000             159,500
A.G. Edwards, Inc. ..............................................       5,900             260,603
Abbott Laboratories .............................................      62,800           3,501,100
Abercrombie & Fitch Co., Class A (a) ............................       7,300             193,669
Acxiom Corp. (a) ................................................       6,600             115,302
Adobe Systems, Inc. .............................................      31,200             968,760
Advanced Fibre Communications, Inc. (a) .........................       5,900             104,253
AES Corp. (a) ...................................................       7,800             127,530
Affiliated Computer Services, Inc., Class A (a) .................       3,600             382,068
Agilent Technologies, Inc. (a) ..................................       5,104             145,515
Air Products & Chemicals, Inc. ..................................       2,300             107,893
Albertson's, Inc. ...............................................      15,200             478,648
Alcoa, Inc. .....................................................      48,900           1,738,395
ALLETE ..........................................................       5,600             141,120
Alliant Energy Corp. ............................................       5,900             179,124
Allmerica Financial Corp. .......................................       4,000             178,200
Allstate Corp. ..................................................      16,200             545,940
Amazon.com, Inc. (a) ............................................       5,000              54,100
Amercian Electric Power Co., Inc. ...............................       5,340             232,450
American Eagle Outfitters, Inc. (a) .............................       5,200             136,084
American Express Co. ............................................      12,200             435,418
American Financial Group, Inc. ..................................       5,000             122,750
American Home Products Corp. ....................................      50,700           3,110,952
American International Group, Inc. ..............................      40,705           3,231,977
American Power Conversion Corp. (a) .............................       8,300             120,018
American Standard Cos., Inc. (a) ................................       5,000             341,150
American Water Works, Inc. ......................................       7,300             304,775
AmeriCredit Corp. (a) ...........................................       5,900             186,145
Amgen, Inc. (a) .................................................      13,800             778,872
Analog Devices, Inc. (a) ........................................       2,400             106,536
Anheuser-Busch Cos., Inc., Class A ..............................      38,300           1,731,543
AOL Time Warner, Inc. (a) .......................................      95,200           3,055,920
Apogent Technologies, Inc. (a) ..................................       7,600             196,080
Apollo Group, Inc., Class A (a) .................................       8,300             373,583
Apple Computer, Inc. (a) ........................................       2,800              61,320
Applera Corp-Applied Biosystems Group ...........................       7,000             274,890
Applied Materials, Inc. (a) .....................................       9,500             380,950
Arrow Electronics, Inc. (a) .....................................       7,300             218,270


                                        26    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Associated Banc-Corp. ...........................................       4,940         $   174,333
Astoria Financial Corp. .........................................       7,200             190,512
AT&T Wireless Services, Inc. (a) ................................     132,044           1,897,472
Atmel Corp. (a) .................................................      34,300             252,791
Automatic Data Processing, Inc. .................................      26,100           1,537,290
Avnet, Inc. .....................................................       6,900             175,743
Avon Products, Inc. .............................................      10,800             502,200
Baker Hughes, Inc. ..............................................      15,300             557,991
Bank of America Corp. ...........................................      25,100           1,580,045
Bank of New York Co., Inc. ......................................      10,100             412,080
Bank One Corp. ..................................................      17,300             675,565
Banknorth Group, Inc. ...........................................      10,600             238,712
Barnes & Noble, Inc. (a) ........................................       4,600             136,160
Barr Laboratories, Inc. (a) .....................................       2,600             206,336
Baxter International, Inc. ......................................      21,600           1,158,408
Beckman Coulter, Inc. ...........................................       4,300             190,490
BellSouth Corp. .................................................      59,600           2,273,740
Belo Corp., Class A .............................................       8,300             155,625
BISYS Group, Inc. (a) ...........................................       4,300             275,157
BJ Services Co. (a) .............................................       5,900             191,455
BJ's Wholesale Club, Inc. (a) ...................................       5,300             233,730
Black Hills Corp. ...............................................       1,900              64,296
Boeing Co. ......................................................      27,100           1,050,938
Borders Group, Inc. (a) .........................................       5,900             117,056
Bowater, Inc. ...................................................       3,600             171,720
Brinker International, Inc. (a) .................................       7,250             215,760
Bristol-Myers Squibb Co. ........................................      73,600           3,753,600
Broadcom Corp., Class A (a) .....................................       3,400             138,958
Broadwing, Inc. (a) .............................................      15,900             151,050
Burlington Northern Santa Fe Corp. ..............................      23,600             673,308
Cabot Corp. .....................................................       5,000             178,500
Cabot Microelectronics Corp. (a) ................................       1,629             129,098
Cadence Design Systems, Inc. (a) ................................      18,200             398,944
Callaway Golf Co. ...............................................       5,600             107,240
Campbell Soup Co. ...............................................      17,700             528,699
Catalina Marketing Corp. (a) ....................................       4,000             138,800
Caterpillar, Inc. ...............................................       8,300             433,675
CDW Computer Center, Inc. (a) ...................................       6,300             338,373
Cendant Corp. (a) ...............................................      39,700             778,517
Ceridian Corp. (a) ..............................................      10,600             198,750
C.H. Robinson Worldwide, Inc. ...................................       6,300             182,165
Checkfree Corp. (a) .............................................       5,600             100,800
ChevronTexaco Corp. .............................................      21,400           1,917,654
Choicepoint, Inc. (a) ...........................................       4,600             233,174


SEE NOTES TO FINANCIAL STATEMENTS       27

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Cigna Corp. .....................................................      28,300         $ 2,621,995
Cirrus Logic, Inc. (a) ..........................................       5,900              77,998
Cisco Systems, Inc. (a) .........................................      71,000           1,285,810
Citigroup, Inc. .................................................      55,766           2,815,068
City National Corp. .............................................       3,600             168,660
Clayton Homes, Inc. .............................................      10,200             174,420
Clorox Co. ......................................................       7,400             292,670
CNF Transportation, Inc. ........................................       3,600             120,780
Coach, Inc. (a) .................................................       3,300             128,634
Coca-Cola Co. ...................................................      74,800           3,526,820
Compass Bancshares, Inc. ........................................       8,900             251,870
Computer Associates International, Inc. .........................      12,400             427,676
Conectiv, Inc. ..................................................       6,600             161,634
Consolidated Edison, Inc. .......................................       3,900             157,404
Constellation Energy Group ......................................      35,300             937,215
Cooper Cameron Corp. (a) ........................................       4,000             161,440
COR Therapeutics, Inc. (a) ......................................       4,000              95,720
Corning, Inc. (a) ...............................................      11,550             103,026
CSG Systems International, Inc. (a) .............................       4,000             161,800
Curtiss-Wright Corp., Class B ...................................         324              15,066
CVS Corp. .......................................................      11,400             337,440
Cypress Semiconductor Corp. (a) .................................       9,600             191,328
Cytec Industries, Inc. (a) ......................................       3,000              81,000
Cytyc Corp. (a) .................................................       7,800             203,580
Dean Foods Co. (a) ..............................................       3,115             212,443
Deere & Co. .....................................................      12,800             558,848
Dell Computer Corp. (a) .........................................      24,800             674,064
Delphi Automotive Systems Corp. .................................      25,109             342,989
DENTSPLY International, Inc. ....................................       3,600             180,720
DeVry, Inc. (a) .................................................       5,300             150,785
Diebold, Inc. ...................................................       5,300             214,332
Dime Bancorp, Inc. ..............................................       7,900             285,032
Dollar Tree Stores, Inc. (a) ....................................       7,950             245,734
Dominion Resources, Inc. ........................................       4,400             264,440
Dow Chemical Co. ................................................      37,866           1,279,113
DPL, Inc. .......................................................       9,222             222,066
DST Systems, Inc. (a) ...........................................       9,300             463,605
Du Pont (EI) de Nemours Co. .....................................      31,050           1,319,935
Duke Energy Corp. ...............................................      75,600           2,968,056
Dun & Bradstreet Corp (a) .......................................       5,900             208,270
E*TRADE Group, Inc. (a) .........................................      23,500             240,875
Eastman Kodak Co. ...............................................       6,400             188,352
eBay, Inc. (a) ..................................................       6,900             461,610
EL Paso Corp. ...................................................       9,435             420,895


                                        28    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Electronic Arts, Inc. (a) .......................................       9,900         $   593,505
Electronic Data Systems Corp. ...................................      19,300           1,323,015
Eli Lilly & Co. .................................................      42,000           3,298,680
EMC Corp. (a) ...................................................      22,000             295,680
Emmis Broadcasting Corp. (a) ....................................       3,300              78,012
Energizer Holdings, Inc. (a) ....................................       6,600             125,730
Energy East Corp. ...............................................       8,600             163,314
Ensco International, Inc. .......................................      10,200             253,470
Entercom Communications Corp. (a) ...............................       3,300             165,000
Entergy Corp. ...................................................       4,400             172,084
Equitable Resources, Inc. .......................................       4,600             156,722
Equity Office Properties Trust ..................................      17,200             517,376
Everest Reinsurance Holdings, Inc. ..............................       3,000             212,100
Exelon Corp. ....................................................       6,450             308,826
Expeditors International of Washington, Inc. ....................       3,600             205,020
Express Scripts, Inc., Class A (a) ..............................       6,000             280,560
Exxon Mobil Corp. ...............................................     205,118           8,061,137
Fastenal Co. ....................................................       2,600             172,718
Federal Home Loan Mortgage Corp. ................................      10,700             850,650
FedEx Corp. (a) .................................................      12,300             638,124
First Data Corp. ................................................      24,200           1,898,490
First Health Group Corp. (a) ....................................       7,200             178,128
First Tennessee National Corp. ..................................       9,600             348,096
First Virginia Banks, Inc. ......................................       3,300             167,508
FirstEnergy Corp. ...............................................       4,400             153,912
FirstMerit Corp. ................................................       6,600             178,794
FleetBoston Financial Corp. .....................................       6,300             229,950
Ford Motor Co. ..................................................      31,000             487,320
FPL Group, Inc. .................................................       3,000             169,200
Gallagher (Arthur J.) & Co. .....................................       5,900             203,491
Gannett Co., Inc. ...............................................       9,300             625,239
Gap, Inc. (The) .................................................      23,625             329,332
Gatx Corp. ......................................................       3,600             117,072
General Electric Co. ............................................     226,799           9,090,104
General Motors Corp. ............................................      17,200             835,920
Gentex Corp. (a) ................................................       5,600             149,688
Genuine Parts Co. ...............................................      23,100             847,770
Genzyme Corp. (a) ...............................................      12,300             736,278
Georgia-Pacific Corp. ...........................................       1,800              49,698
Gilead Sciences, Inc. (a) .......................................       6,900             453,468
Gillette Co. ....................................................      35,900           1,199,060
GlobalSantaFe Corp. .............................................       9,576             273,108
Golden State Bancorp, Inc. ......................................       9,900             258,885
Grant Prideco, Inc. (a) .........................................       7,900              90,850


SEE NOTES TO FINANCIAL STATEMENTS       29

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Great Plains Energy, Inc. .......................................       4,600         $   115,920
Greenpoint Financial Corp. ......................................       7,600             271,700
H.J. Heinz Co. ..................................................      22,100             908,752
Halliburton Co. .................................................      44,700             585,570
Hanover Compressor Co. (a) ......................................       4,300             108,618
Harris Corp. ....................................................       5,000             152,550
Harsco Corp. ....................................................       5,000             171,500
Harte-Hanks Communications, Inc. ................................       5,000             140,850
HCC Insurance Holdings, Inc. ....................................       4,400             121,220
Health Net, Inc. (a) ............................................       8,900             193,842
HEALTHSOUTH Corp. (a) ...........................................      28,300             419,406
Helmerich & Payne, Inc. .........................................       3,600             120,168
Henry (Jack) & Associates .......................................       6,600             144,144
Herman Miller, Inc. .............................................       5,600             132,496
Hewlett-Packard Co. .............................................      19,500             400,530
Hibernia Corp., Class A .........................................      11,600             206,364
Hillenbrand Industries, Inc. ....................................       4,600             254,242
Hilton Hotels Corp. .............................................      21,200             231,504
Hispanic Broadcasting Corp. (a) .................................       7,900             201,450
Home Depot, Inc. ................................................      35,900           1,831,259
HON INDUSTRIES, Inc. ............................................       4,300             118,895
Hormel Foods Corp. ..............................................      10,200             274,074
Household International, Inc. ...................................       6,200             359,228
Hubbell, Inc., Class B ..........................................       4,300             126,334
ICN Pharmaceuticals, Inc. .......................................       5,900             197,650
Idacorp, Inc. ...................................................       2,600             105,560
IDEC Pharmaceuticals Corp. (a) ..................................      10,600             730,658
Illinois Tool Works, Inc. .......................................       9,800             663,656
Incyte Genomics, Inc. (a) .......................................       4,600              89,424
IndyMac Bancorp, Inc. (a) .......................................       4,600             107,548
Integrated Device Technology, Inc. (a) ..........................       7,900             210,061
Intel Corp. .....................................................      66,700           2,097,715
International Business Machines Corp. ...........................      16,700           2,020,032
International Flavors & Fragrances, Inc. ........................       1,250              37,138
International Paper Co. .........................................      18,065             728,923
International Rectifier Corp. (a) ...............................       4,600             160,448
International Speedway Corp. ....................................       4,000             156,400
Investment Technology Group, Inc. (a) ...........................       3,450             134,792
Investors Financial Services Corp. ..............................       2,300             152,283
IVAX Corp. (a) ..................................................      14,500             292,030
Jacobs Engineering Group, Inc. (a) ..............................       2,000             132,000
JDS Uniphase Corp. (a) ..........................................      14,600             126,728
Johnson & Johnson ...............................................     100,000           5,910,000
Jones Apparel Group, Inc. (a) ...................................       8,900             295,213


                                        30    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
J.P. Morgan Chase & Co. .........................................      32,020         $ 1,163,927
Kemet Corp. (a) .................................................       6,600             117,150
KeyCorp. ........................................................       2,600              63,284
Kimberly-Clark Corp. ............................................      18,300           1,094,340
Kroger Co. (a) ..................................................      22,100             461,227
L-3 Communications Holdings, Inc. (a) ...........................       2,600             234,000
LaBranche & Co., Inc. (a) .......................................       4,300             148,178
Lam Research Corp. (a) ..........................................       8,900             206,658
Lattice Semiconductor Corp. (a) .................................       7,900             162,503
Lear Corp. (a) ..................................................       4,600             175,444
Lee Enterprises, Inc. ...........................................       3,300             120,021
Legato Systems, Inc. (a) ........................................       6,300              81,711
Legg Mason, Inc. ................................................       4,600             229,908
Lennar Corp. ....................................................       4,600             215,372
Leucadia National Corp. .........................................       3,900             112,593
Level 3 Communications, Inc. (a) ................................       5,400              27,000
Liberty Media Corp., Class A (a) ................................      45,198             632,772
Lincare Holdings, Inc. (a) ......................................       8,000             229,200
Linear Technology Corp. .........................................       2,300              89,792
Lubrizol Corp. ..................................................       4,000             140,360
Lucent Technologies, Inc. .......................................      34,595             217,603
Lyondell Chemical Co. ...........................................       8,600             123,238
M&T Bank Corp. ..................................................       6,269             456,697
Macrovision Corp. (a) ...........................................       3,600             126,792
Mandalay Resort Group (a) .......................................       5,600             119,840
Manpower, Inc. ..................................................       5,600             188,776
Marsh & McLennan Cos., Inc. .....................................       8,100             870,345
Marshall & Ilsley Corp. .........................................       7,600             480,928
Martin Marietta Materials .......................................       3,300             153,780
Masco Corp. .....................................................      18,300             448,350
Maxim Integrated Products, Inc. (a) .............................       4,000             210,040
MBNA Corp. ......................................................      14,600             513,920
McCormick & Co., Inc. ...........................................       5,000             209,850
McDATA Corp., Class A (a) .......................................           1                  25
McDonald's Corp. ................................................      42,800           1,132,916
McKesson Corp. ..................................................       3,283             122,784
MDU Resources Group, Inc. .......................................       5,000             140,750
Mead Corp. ......................................................       1,100              33,979
Medtronic, Inc. .................................................      30,200           1,546,542
Mentor Graphics Corp. (a) .......................................       4,600             108,422
Mercantile Bankshares Corp. .....................................       5,300             228,112
Merck & Co., Inc. ...............................................      81,800           4,809,840
Merrill Lynch & Co., Inc. .......................................      17,200             896,464
Micrel, Inc. (a) ................................................       6,300             165,249


SEE NOTES TO FINANCIAL STATEMENTS       31

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Microchip Technology, Inc. (a) ..................................       9,600         $   371,904
Micron Technology, Inc. (a) .....................................       6,200             192,200
Microsoft Corp. (a) .............................................     109,000           7,221,250
Millennium Pharmaceuticals, Inc. (a) ............................      15,500             379,905
Minnesota Mining & Manufacturing Co. ............................      12,800           1,513,088
Mirant Corp. (a) ................................................      17,614             282,176
Mohawk Industries, Inc. (a) .....................................       4,000             219,520
Montana Power Co. (a) ...........................................       7,900              45,425
MONY Group, Inc. (The) ..........................................       3,600             124,452
Motorola, Inc. ..................................................      18,900             283,878
Murphy Oil Corp. ................................................       3,300             277,332
Mylan Laboratories, Inc. ........................................       9,300             348,750
National City Corp. .............................................      11,700             342,108
National Commerce Financial Corp. ...............................      15,200             384,560
National Fuel Gas Co. ...........................................       6,000             148,200
National Instruments Corp. (a) ..................................       3,600             134,856
National-Oilwell, Inc. (a) ......................................       5,900             121,599
Neiman-Marcus Group, Inc., Class A (a) ..........................       3,600             111,852
Networks Associates, Inc. (a) ...................................      10,200             263,670
Neuberger Berman, Inc. ..........................................       5,400             237,060
New York Community Bancorp, Inc. ................................       6,800             155,516
Newmont Mining Corp. ............................................      19,700             376,467
Newport News Shipbuilding, Inc. .................................       2,600             185,250
Nextel Communications, Inc., Class A (a) ........................      14,000             153,440
Nike, Inc., Class B .............................................      11,800             663,632
NiSource, Inc. ..................................................       2,249              51,862
Noble Affiliates, Inc. ..........................................       4,000             141,160
North Fork Bancorp, Inc. ........................................      11,900             380,681
Northeast Utilities .............................................      10,600             186,878
NSTAR ...........................................................       4,000             179,400
Nucor Corp. .....................................................         900              47,664
NVIDIA Corp. (a) ................................................      10,000             669,000
Occidental Petroleum Corp. ......................................       5,300             140,609
Ocean Energy, Inc. ..............................................      12,200             234,240
OGE Energy Corp. ................................................       5,600             129,248
Old Republic International Corp. ................................       8,600             240,886
Omnicare, Inc. ..................................................       6,900             171,672
Omnicon Group, Inc. .............................................       5,400             482,490
Oracle System Corp. (a) .........................................     131,000           1,809,110
Outback Steakhouse, Inc. (a) ....................................       5,600             191,800
Oxford Health Plans, Inc. (a) ...................................       7,300             220,022
Pacific Century Financial Corp. .................................       5,900             152,751
Packaging Corp. of America (a) ..................................      10,000             181,500
Park Place Entertainment Corp. (a) ..............................      21,700             198,989


                                         32   SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Patterson Dental Co. (a) ........................................       4,100         $   167,813
Payless ShoeSource, Inc. (a) ....................................       1,700              95,455
Pentair, Inc. ...................................................       3,600             131,436
PeopleSoft, Inc. (a) ............................................       7,600             305,520
PepsiAmericas, Inc. .............................................      11,600             160,080
Pfizer, Inc. ....................................................     129,400           5,156,590
Pharmacia Corp. .................................................      54,100           2,307,365
Phelps Dodge Corp. (a) ..........................................         900              29,160
Philip Morris Cos., Inc. ........................................      66,400           3,044,440
Pioneer Natural Resources Co. (a) ...............................       7,300             140,598
Plexus Corp. (a) ................................................       3,000              79,680
PMI Group, Inc. .................................................       3,300             221,133
PNC Financial Services Group, Inc. ..............................       5,900             331,580
PNM Resources, Inc. .............................................       3,000              83,850
Polycom, Inc. (a) ...............................................       5,900             201,013
Potomac Electric Power Co. ......................................       8,300             187,331
PPG Industries, Inc. ............................................       1,900              98,268
Praxair, Inc. ...................................................       1,650              91,163
Precision Castparts Corp. .......................................       3,600             101,700
Pride International, Inc. (a) ...................................       4,300              64,930
Procter & Gamble Co. ............................................      20,200           1,598,426
Protective Life Corp. ...........................................       4,600             133,078
Protein Design Labs, Inc. (a) ...................................       6,600             216,480
Provident Financial Group .......................................       3,600              94,608
Public Service Enterprise Group, Inc. ...........................       3,900             164,541
Puget Energy, Inc. ..............................................       6,300             137,907
QUALCOMM, Inc. (a) ..............................................       7,050             356,025
Quanta Services, Inc. (a) .......................................       4,300              66,349
Quantum Corp.-DLT & Storage Systems (a) .........................      11,200             110,320
Quest Diagnostics, Inc. (a) .....................................       3,300             236,643
Questar Corp. ...................................................       5,900             147,795
Qwest Communications International ..............................      34,750             491,017
R.J. Reynolds Tobacco Holdings, Inc. ............................       7,600             427,880
Radian Group, Inc. ..............................................       6,600             283,470
Rational Software Corp. (a) .....................................      14,900             290,550
Reader's Digest Association, Inc. (The),
Class A .........................................................      13,000             300,040
Reliant Energy, Inc. ............................................       4,700             124,644
Retek, Inc. (a) .................................................       3,600             107,532
Reynolds & Reynolds Co., Class A ................................       6,600             160,050
RF Micro Devices, Inc. (a) ......................................      11,900             228,837
Rohm & Haas Co. .................................................       2,300              79,649
Roslyn Bancorp, Inc. ............................................       7,050             123,375
Ross Stores, Inc. ...............................................       5,900             189,272
RPM, Inc. .......................................................       5,000              72,300


SEE NOTES TO FINANCIAL STATEMENTS       33

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Saks, Inc. (a) ..................................................      10,600         $    99,004
Samina Corp. (a) ................................................      20,424             406,438
SanDisk Corp. (a) ...............................................       5,000              72,000
Sara Lee Corp. ..................................................      42,800             951,444
SBC Communications, Inc. ........................................      83,298           3,262,783
Scana Corp. .....................................................       7,578             210,896
Schlumberger Ltd. ...............................................       4,800             263,760
Scholastic Corp. (a) ............................................       2,600             130,858
Schwab (Charles) Corp. ..........................................      13,800             213,486
Sealed Air Corp. (a) ............................................         900              36,738
Sears, Roebuck & Co. ............................................      11,400             543,096
SEI Investments Co. .............................................       7,900             356,369
Semtech Corp. (a) ...............................................       5,000             178,450
Sepracor, Inc. (a) ..............................................       5,600             319,536
Silicon Valley Bancshares (a) ...................................       3,600              96,228
Six Flags, Inc. (a) .............................................       5,900              90,742
Smith International, Inc. (a) ...................................       3,600             193,032
Solectron Corp. (a) .............................................       7,700              86,856
Solutia, Inc. ...................................................       7,600             106,552
Sonoco Products Co. .............................................       7,300             194,034
Southern Co. ....................................................      44,300           1,123,005
Sovereign Bancorp, Inc. .........................................      18,200             222,768
SPX Corp. (a) ...................................................       1,700             232,730
St. Paul Cos., Inc. .............................................           1                  44
Staples, Inc. (a) ...............................................       4,450              83,215
Starwood Hotels & Resorts Worldwide, Inc. .......................      10,300             307,455
Storage Technology Corp. (a) ....................................       7,600             157,092
Sun Microsystems, Inc. (a) ......................................      16,800             206,640
SunGard Data Systems, Inc. (a) ..................................      15,000             433,950
Suntrust Banks, Inc. ............................................       6,600             413,820
Sybase, Inc. (a) ................................................       7,300             115,048
Symantec Corp. (a) ..............................................       5,600             371,448
Synopsys, Inc. (a) ..............................................       4,600             271,722
Target Corp. ....................................................      22,700             931,835
TCF Financial Corp. .............................................       5,900             283,082
Technical Data Corp. (a) ........................................       4,000             173,120
Teleflex, Inc. ..................................................       3,000             141,930
Telephone & Data Systems, Inc. ..................................       4,300             385,925
Temple-Inland, Inc. .............................................         600              34,038
Tenet Healthcare Corp. (a) ......................................      17,500           1,027,600
Texas Instruments, Inc. .........................................      18,100             506,800
Tidewater, Inc. .................................................       4,000             135,600
Tootsie Roll Industries, Inc. ...................................       3,700             144,596
Transocean Offshore, Inc. .......................................       1,800              60,876


                                        34    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Triad Hospitals, Inc. (a) .......................................       4,600         $   135,010
Trigon Healthcare, Inc. (a) .....................................       2,600             180,570
Triquint Semiconductor, Inc. (a) ................................       5,600              68,656
TXU Corp. .......................................................       4,700             221,605
Tyson Foods, Inc. ...............................................      25,738             297,274
Ultramar Diamond Shamrock Corp. .................................       6,300             311,724
United Rentals, Inc. (a) ........................................       5,300             120,310
United Technologies Corp. .......................................      18,700           1,208,581
Unitrin, Inc. ...................................................       5,000             197,600
Unocal Corp. ....................................................       3,500             126,245
UnumProvident Corp. .............................................       6,500             172,315
US Bancorp ......................................................      15,850             331,740
USX-Marathon Group ..............................................      13,700             411,000
UtliCorp. United, Inc. ..........................................       8,250             207,652
Valassis Communications, Inc. (a) ...............................       4,000             142,480
Valero Energy Corp. .............................................       4,600             175,352
Valspar Corp. ...................................................       3,600             142,560
Varco International, Inc. (a) ...................................       7,200             107,856
Vectren Corp. ...................................................       5,000             119,900
Verizon Communications, Inc. ....................................      80,800           3,834,768
Vertex Pharmaceuticals, Inc. (a) ................................       4,300             105,737
Viacom, Inc, Class B (a) ........................................      19,423             857,525
Viad Corp. ......................................................       6,900             163,392
Vishay Intertechnology, Inc. (a) ................................      10,200             198,900
Visteon Corp. ...................................................       4,106              61,754
Vulcan Materials Co. ............................................       2,750             131,835
Wachovia Corp. ..................................................      17,500             548,800
Waddell & Reed Financial, Inc, Class A ..........................       6,300             202,860
Wal-Mart Stores, Inc. ...........................................      78,300           4,506,165
Walgreen Co. ....................................................      21,700             730,422
Walt Disney Co. .................................................      38,800             803,936
Washington Mutual, Inc. .........................................      10,300             336,810
Waste Management, Inc. ..........................................      39,700           1,266,827
Waters Corp. (a) ................................................       9,600             372,000
Weatherford International, Inc. (a) .............................       7,900             294,354
Webster Financial Corp. .........................................       3,600             113,508
Wells Fargo & Co. ...............................................      24,500           1,064,525
Westamerica Bancorporation ......................................       2,600             102,882
Westcoast Energy, Inc. ..........................................       3,700              98,103
Western Resources, Inc. .........................................       5,300              91,160
Westwood One, Inc. (a) ..........................................       7,900             237,395
Weyerhaeuser Co. ................................................       3,750             202,800
Whirlpool Corp. .................................................       4,500             329,985
Williams Cos., Inc. .............................................      11,600             296,032


SEE NOTES TO FINANCIAL STATEMENTS       35

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                            SHARES          VALUE
UNITED STATES (CONTINUED)
Williams-Sonoma, Inc. (a) .......................................       4,300         $   184,470
Wilmington Trust Corp. ..........................................       2,300             145,613
Wind River Systems, Inc. (a) ....................................       5,600             100,296
Wisconsin Energy ................................................       8,900             200,784
WorldCom Inc - MCI Group ........................................       3,112              39,522
Worldcom, Inc. (a) ..............................................      88,700           1,248,896
Xerox Corp. (a) .................................................       6,800              70,856
Xilinx, Inc. (a) ................................................       2,500              97,625
Yahoo!, Inc. (a) ................................................      15,600             276,744
Zimmer Holdings, Inc. (a) .......................................      10,060             307,232
                                                                                      -----------
                                                                                      232,459,701
                                                                                      -----------

TOTAL COMMON STOCKS  95.4%
     (Cost $459,269,859) ........................................                     433,490,217
                                                                                      -----------

PREFERRED STOCKS  0.1%
AUSTRALIA  0.1%
News Corp., Ltd. ................................................      43,683             291,103
                                                                                          -------

GERMANY  0.0%
Volkswagen AG ...................................................       1,350              41,712
                                                                                          -------
ITALY  0.0%
Fiat S.p.A. (Privilegiate) ......................................       1,625              17,968
                                                                                          -------

TOTAL PREFERRED STOCKS
     (Cost $361,088) ........................................................             350,783
                                                                                          -------

                                                                     NO. OF
                                                                    WARRANTS
WARRANT  0.0%
UNITED STATES  0.0%

Golden State Bancorp, Inc. expiring 12/31/60
     (Cost $0) ..................................................       1,000               1,180
                                                                                          -------

                                                                       PAR
                                                                      VALUE
COVERTIBLE DEBENTURES  0.0%
FRANCE  0.0%
Sodexho Alliance S.A. 6.00%, 6/7/04
     (Cost $4,791) .............................................     EUR 3811               3,491
                                                                                          -------
TOTAL LONG-TERM INVESTMENTS  95.5%
     (Cost $459,635,738) ....................................................         433,845,671
                                                                                      -----------


                                        36    SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                       MARKET
DESCRIPTION                                                                            VALUE
REPURCHASE AGREEMENT  3.9%
J.P. Morgan Securities Inc. ($17,831,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     12/31/01, to be sold on 01/02/02 at $17,832,436)
     (Cost $17,831,000) .........................................                    $ 17,831,000
                                                                                     ------------

TOTAL INVESTMENTS IN SECURITIES  99.4%
     (Cost $477,466,738) ........................................                     451,676,671
                                                                                     ------------
FOREIGN CURRENCY  0.0%
     (Cost $15,020) .............................................                          14,977
                                                                                     ------------

TOTAL INVESTMENTS  99.4%
     (Cost $477,481,758) ........................................                     451,691,648

OTHER ASSETS IN EXCESS OF LIABILITIES  0.6% .....................                       2,909,122
                                                                                     ------------

NET ASSETS  100.0% ..............................................                    $454,600,770
                                                                                     ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR  - AMERICAN DEPOSITARY RECEIPT

CVA  - SHARE CERTIFICATES

EUR  - EURO

RNC  - NON-CONVERTIBLE SAVINGS SHARES

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                   MARKET            PERCENT OF
INDUSTRY                                                            VALUE            NET ASSETS
Financials ............................................          $ 74,415,567             16.5%
Health Care ...........................................            67,914,349             14.9
Consumer Discretionary ................................            50,004,169             11.0
Information Technology ................................            45,757,789             10.1
Industrials ...........................................            45,663,080             10.0
Energy ................................................            41,588,600              9.1
Consumer Staples ......................................            39,414,014              8.7
Utilities .............................................            23,945,939              5.3
Telecommunication Services ............................            29,313,287              6.4
Materials .............................................            15,828,877              3.5
                                                                   ----------              ---
                                                                 $433,845,671             95.5%
                                                                 ============             ====


SEE NOTES TO FINANCIAL STATEMENTS       37

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $477,466,738) .......................                        $451,676,671
Foreign Currency (Cost $15,020) .............................                              14,977
Margin Deposit on Futures Contracts .........................                           3,394,854
Receivables:
   Dividends ................................................                             450,698
   Foreign Withholding Tax Reclaim ..........................                             305,684
   Fund Shares Sold .........................................                             145,493
   Variation Margin on Futures Contracts ....................                              65,106
   Investments Sold .........................................                               3,572
   Interest .................................................                                 736
Net Unrealized Gain on Foreign Currency Exchange Contracts ..                             393,732
Other .......................................................                             113,745
                                                                                      -----------
     Total Assets ...........................................                         456,565,268
                                                                                      -----------

LIABILITIES:
Payables:
   Fund Shares Repurchased ..................................                             678,403
   Distributor and Affiliates ...............................                             403,227
   Investment Advisory Fee ..................................                             384,762
   Custodian Bank ...........................................                             136,481
   Administrative Fee .......................................                             111,711
   Directors' Fee ...........................................                               7,881
Accrued Expenses ............................................                             166,289
Directors' Deferred Compensation and Retirement Plans .......                              75,744
                                                                                     ------------
     Total Liabilities ......................................                           1,964,498
                                                                                     ------------
NET ASSETS ..................................................                        $454,600,770
                                                                                     ============

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
shares authorized) ..........................................                        $548,548,498
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures ........................                         (25,559,910)
Accumulated Net Investment Loss .............................                          (2,712,126)
Accumulated Net Realized Loss ...............................                         (65,675,692)
                                                                                     ------------
NET ASSETS ..................................................                        $454,600,770
                                                                                     ============
   Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $229,768,867 and 19,352,473 shares of beneficial interest issued and
     outstanding) ...........................................                        $      11.87
     Maximum sales charge (5.75%* of offering price) ........                                0.72
                                                                                     ------------
     Maximum offering price to public .......................                        $      12.59
                                                                                     ============
   Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $161,374,181 and 14,520,483 shares of beneficial interest issued and
     outstanding) ...........................................                        $      11.11
                                                                                     ============
   Class C Shares:
     Net asset value and offering price per share (Based on net assets of
     $63,457,722 and 5,625,384 shares of beneficial interest issued and
     outstanding) ...........................................                        $      11.28
                                                                                     ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                        38    SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $129,915) .....                        $ 2,959,905
Interest .....................................................                            364,439
                                                                                      -----------
     Total Income ............................................                          3,324,344
                                                                                      -----------
EXPENSES:
Investment Advisory Fee ......................................                          2,406,893
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $303,053, $844,449 and $339,058, respectively) .........                          1,486,560
Administrative Fee ...........................................                            620,838
Custody ......................................................                             80,698
Legal ........................................................                             42,849
Directors' Fees and Related Expenses .........................                              6,849
Other ........................................................                            304,184
                                                                                      -----------
     Total Expenses ..........................................                          4,948,871
     Less Expense Reductions .................................                             (2,542)
                                                                                      -----------
     Net Expenses ............................................                          4,946,329
                                                                                      -----------
NET INVESTMENT LOSS ..........................................                        $(1,621,985)
                                                                                      ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments ...............................................                       $(23,034,419)
   Foreign Currency Transactions .............................                            592,531
   Futures ...................................................                            883,906
                                                                                      -----------
Net Realized Loss ............................................                        (21,557,982)
                                                                                      -----------
Unrealized Appreciation/Depreciation:
   Beginning of the Period ...................................                        (18,100,224)
   End of the Period:
     Investments .............................................                        (25,790,067)
     Foreign Currency Translations ...........................                            371,042
     Futures .................................................                           (140,885)
                                                                                      -----------
                                                                                      (25,559,910)
                                                                                      -----------
Net Unrealized Depreciation During the Period ................                         (7,459,686)
                                                                                      -----------
NET REALIZED AND UNREALIZED LOSS .............................                       $(29,017,668)
                                                                                     ============
NET DECREASE IN NET ASSETS FROM OPERATIONS ...................                       $(30,639,653)
                                                                                     ============


SEE NOTES TO FINANCIAL STATEMENTS       39

Statements of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                               SIX MONTHS ENDED     YEAR ENDED
                                                               DECEMBER 31, 2001   JUNE 30, 2001
                                                               -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss ................................... $ (1,621,985)        $    234,397
Net Realized Loss ............................................  (21,557,982)         (39,720,495)
Net Unrealized Depreciation During the Period ................   (7,459,686)         (59,116,733)
                                                               ------------         ------------
Change in Net Assets from Operations .........................  (30,639,653)         (98,602,831)
                                                               ------------         ------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares ...............................................           -0-         (45,018,659)
Class B Shares ...............................................           -0-         (37,292,847)
Class C Shares ...............................................           -0-         (15,647,840)
                                                               ------------         ------------
Total Distributions ..........................................           -0-         (97,959,346)
                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..........  (30,639,653)        (196,562,177)
                                                               ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ....................................  240,655,332          375,735,811
Net Asset Value of Shares Issued Through Dividend
    Reinvestment .............................................           -0-          90,823,479
Cost of Shares Repurchased ................................... (304,146,022)        (379,964,192)
                                                               ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...........  (63,490,690)          86,595,098
                                                               ------------         ------------
TOTAL DECREASE IN NET ASSETS .................................  (94,130,343)        (109,967,079)
NET ASSETS:

Beginning of the Period ......................................  548,731,113          658,698,192
                                                               ------------         ------------
End of the Period (Including accumulated net investment
    loss of $2,712,126 and $1,090,141, respectively) ......... $454,600,770         $548,731,113
                                                               ============         ============


                                        40    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                    YEAR ENDED JUNE 30,
CLASS A SHARES                         DECEMBER 31, ------------------------------------------------
                                         2001(a)    2001(a)    2000(a)    1999(a)   1998(a)   1997
                                      --------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD .........     $12.61     $17.74     $16.86     $16.67    $16.57    $14.75
                                        ------     ------     ------     ------    ------    ------
  Net Investment Income/Loss ......      (0.02)      0.07       0.02       0.07      0.21      0.10
  Net Realized and
    Unrealized Gain/Loss ..........      (0.72)     (2.52)      2.09       1.21      2.07      2.76
                                        ------     ------     ------     ------    ------    ------
Total From Investment
  Operations ......................      (0.74)     (2.45)      2.11       1.28      2.28      2.86
                                        ------     ------     ------     ------    ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................        -0-        -0-        -0-      (0.22)    (0.35)    (0.55)
  Distributions from and in
    Excess of Net Realized
    Gain ..........................        -0-      (2.68)     (1.23)     (0.87)    (1.83)    (0.49)
                                        ------     ------     ------     ------    ------    ------
Total Distributions ...............        -0-      (2.68)     (1.23)     (1.09)    (2.18)    (1.04)
                                        ------     ------     ------     ------    ------    ------
NET ASSET VALUE, END
  OF THE PERIOD ...................     $11.87     $12.61     $17.74     $16.86    $16.67    $16.57
                                        ======     ======     ======     ======    ======    ======
Total Return* (b) .................      -5.87%**  -15.03%     12.83%      8.41%    16.17%    20.61%
Net Assets at End of the
  Period (In millions) ............     $229.8     $284.6     $301.9     $240.1    $261.6    $ 72.7
Ratio of Expenses
  to Average Net Assets* ..........       1.70%      1.65%      1.70%      1.70%     1.61%     1.70%
Ratio of Net Investment Income/
  Loss to Average Net Assets* .....      (0.31)%     0.43%      0.12%      0.47%     1.30%     0.59%
Portfolio Turnover ................         13%**      58%        99%        84%      108%       45%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:


Ratio of Expenses to Average
  Net Assets ......................       1.70%    N/A        N/A          1.73%     1.62%     1.90%
Ratio of Net Investment Income
  to Average Net Assets ...........      (0.31)%   N/A        N/A          0.44%     1.30%     0.40%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS       41

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS
                                         ENDED                    YEAR ENDED JUNE 30,
CLASS B SHARES                         DECEMBER 31, ------------------------------------------------
                                         2001(a)    2001(a)    2000(a)    1999(a)   1998(a)   1997
                                      --------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD .........     $11.84     $16.96     $16.28     $16.14    $16.15    $14.46
                                        ------     ------     ------     ------    ------    ------
  Net Investment
    Income/Loss ...................      (0.06)     (0.05)     (0.11)     (0.04)     0.09     (0.05)
  Net Realized and
    Unrealized Gain/Loss ..........      (0.67)     (2.39)      2.02       1.16      2.01      2.73
                                        ------     ------     ------     ------    ------    ------
Total From Investment
  Operations ......................      (0.73)     (2.44)      1.91       1.12      2.10      2.68
                                        ------     ------     ------     ------    ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................        -0-        -0-        -0-      (0.11)    (0.28)    (0.50)

  Distributions from and in
    Excess of Net Realized
    Gain ..........................        -0-      (2.68)     (1.23)     (0.87)    (1.83)    (0.49)
                                        ------     ------     ------     ------    ------    ------
Total Distributions ...............        -0-      (2.68)     (1.23)     (0.98)    (2.11)    (0.99)
                                        ------     ------     ------     ------    ------    ------
NET ASSET VALUE, END
  OF THE PERIOD ...................     $11.11     $11.84     $16.96     $16.28    $16.14    $16.15
                                        ======     ======     ======     ======    ======    ======
Total Return* (b) .................      -6.17%**  -15.73%     12.03%      7.50%    15.33%    19.64%
Net Assets at End of the
  Period (In millions) ............     $161.4     $187.1     $252.1     $232.6    $225.8    $ 39.0
Ratio of Expenses
  to Average Net Assets* ..........       2.45%      2.40%      2.45%      2.45%     2.35%     2.45%
Ratio of Net Investment
  Income/Loss
  to Average Net Assets* ..........      (1.06)%    (0.32)%    (0.65)%    (0.27)%    0.60%    (0.11)%
Portfolio Turnover ................         13%**      58%        99%        84%      108%       45%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ......................       2.45%    N/A        N/A          2.49%     2.36%     2.65%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...........      (1.06)%   N/A        N/A         (0.30)%    0.60%    (0.30)%

**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

                                        42    SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                       SIX MONTHS
                                         ENDED                    YEAR ENDED JUNE 30,
CLASS C SHARES                         DECEMBER 31, ------------------------------------------------
                                         2001(a)    2001(a)    2000(a)    1999(a)   1998(a)   1997
                                      --------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF THE PERIOD .........     $12.02     $17.16     $16.46     $16.30    $16.24    $14.49
                                        ------     ------     ------     ------    ------    ------
  Net Investment
    Income/Loss ...................      (0.06)     (0.05)     (0.11)     (0.04)     0.08     (0.03)
  Net Realized and
    Unrealized Gain/Loss ..........      (0.68)     (2.41)      2.04       1.18      2.05      2.73
                                        ------     ------     ------     ------    ------    ------
Total From Investment
  Operations ......................      (0.74)     (2.46)      1.93       1.14      2.13      2.70
                                        ------     ------     ------     ------    ------    ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income ........................        -0-        -0-        -0-      (0.11)    (0.24)    (0.46)
  Distributions from and in
    Excess of Net Realized
    Gain ..........................        -0-      (2.68)     (1.23)     (0.87)    (1.83)    (0.49)
                                        ------     ------     ------     ------    ------    ------
Total Distributions ...............        -0-      (2.68)     (1.23)     (0.98)    (2.07)    (0.95)
                                        ------     ------     ------     ------    ------    ------
NET ASSET VALUE, END
  OF THE PERIOD ...................     $11.28     $12.02     $17.16     $16.46    $16.30    $16.24
                                        ======     ======     ======     ======    ======    ======
Total Return* (b) .................      -6.16%**  -15.65%     12.02%      7.61%    15.37%    19.69%
Net Assets at End of the
  Period (In millions) ............     $ 63.5     $ 77.0     $104.7     $101.0    $108.7    $ 78.2
Ratio of Expenses
  to Average Net Assets* ..........       2.45%      2.40%      2.45%      2.45%     2.55%     2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* .....................      (1.06)%    (0.32)%    (0.66)%    (0.28)%    0.52%    (0.16)%
Portfolio Turnover ................         13%**      58%        99%        84%      108%       45%

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ......................       2.45%    N/A        N/A          2.48%     2.56%     2.65%
Ratio of Net Investment Income/Loss
  to Average Net Assets ...........      (1.06)%   N/A        N/A         (0.30)%    0.52%    (0.34)%

**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS       43

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. Options are valued at the last reported bid price. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors. Investments in open-end investment companies are valued at their net asset value each business day.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $10,980,802, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $477,466,738, the aggregate gross unrealized appreciation is $38,700,148 and the aggregate gross unrealized depreciation is $64,490,215 resulting in net unrealized depreciation on long- and short-term investments of $25,790,067.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                          % PER ANNUM
First $750 million ........................................                         1.00%
Next $500 million .........................................                         0.95%
Over $1.25 billion ........................................                         0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                CLASS B
                            CLASS A                           AND CLASS C
                       MAXIMUM OPERATING                   MAXIMUM OPERATING
                         EXPENSE RATIO                       EXPENSE RATIO
                             1.70%                               2.45%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     For the period ended December 31, 2001, the Adviser voluntarily waived $2,542 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $7,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $20,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $138,225. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $75,740 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     During the period, the Fund owned shares of affiliated funds for which the Fund earned dividend income of approximately $7,000.

3.   CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charges may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                     CONTINGENT DEFERRED SALES
                                                                     CHARGE AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT SUBJECT TO CHARGE
                                                                   -------------------------------
YEAR OF REDEMPTION                                                   CLASS B         CLASS C
First ................................................                   5.00%         1.00%
Second ...............................................                   4.00%          None
Third ................................................                   3.00%          None
Fourth ...............................................                   2.50%          None
Fifth ................................................                   1.50%          None
Thereafter ...........................................                    None          None

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $42,800 and CDSC on redeemed shares of Classes B and C of approximately $141,500. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                               SIX MONTHS ENDED     YEAR ENDED
                                                              DECEMBER 31, 2001   JUNE 30, 2001
                                                              -----------------   -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
  Shares:
    Subscribed .......................................          18,897,631           22,578,883
    Distributions Reinvested .........................                  -0-           3,082,978
    Redeemed .........................................         (22,118,709)         (20,107,022)
                                                              ------------        -------------
  Net Increase/Decrease in Class A Shares Outstanding           (3,221,078)           5,554,839
                                                              ============        =============
  Dollars:
    Subscribed .......................................        $225,037,139        $ 310,502,834
    Distributions Reinvested .........................                  -0-          42,422,403
    Redeemed .........................................        (265,811,119)        (279,760,582)
                                                              ------------        -------------
  Net Increase/Decrease ..............................        $(40,773,980)       $  73,164,655
                                                              ============        =============
  Ending Paid in Capital .............................        $270,393,347        $ 314,201,961+
                                                              ============        =============

CLASS B
  Shares:
    Subscribed .......................................             976,030            3,435,296
    Distributions Reinvested .........................                  -0-           2,627,822
    Redeemed .........................................          (2,252,570)          (5,129,250)
                                                              ------------        -------------
  Net Increase/Decrease in Class B Shares Outstanding           (1,276,540)             933,868
                                                              ============        =============
  Dollars:
    Subscribed .......................................        $ 10,825,024        $  48,400,324
    Distributions Reinvested .........................                  -0-          34,057,784
    Redeemed .........................................         (24,703,780)         (72,338,659)
                                                              ------------        -------------
  Net Increase/Decrease ..............................        $(13,878,756)       $  10,119,449
                                                              ============        =============
  Ending Paid in Capital .............................        $207,046,918        $ 223,226,495+
                                                              ============        =============
CLASS C
  Shares:
    Subscribed .......................................             415,108            1,268,367
    Distributions Reinvested .........................                  -0-           1,090,752
    Redeemed .........................................          (1,196,494)          (2,053,525)
                                                              ------------        -------------
  Net Increase/Decrease in Class C Shares Outstanding             (781,386)             305,594
                                                              ============        =============
  Dollars:
    Subscribed .......................................        $  4,793,169        $  16,832,653
    Distributions Reinvested .........................                  -0-          14,343,292
    Redeemed .........................................         (13,631,123)         (27,864,951)
                                                              ------------        -------------
  Net Increase/Decrease ..............................        $ (8,837,954)       $   3,310,994
                                                              ============        =============
  Ending Paid in Capital .............................        $ 71,108,233        $  80,861,265+
                                                              ============        =============

+    ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
     DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

4.   INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $56,608,511 and sales of $71,007,581 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $680,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $60,500.

6.   DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                                   UNREALIZED
                                                                CURRENT           APPRECIATION/
FORWARD CURRENCY CONTRACTS                                       VALUE            DEPRECIATION
LONG CONTRACTS:
British Pound, 7,929,835
  expiring 3/13/02 .................................          $ 11,499,672          $   220,550
Euro, 75,398,233
  expiring 3/13/02 .................................            67,052,402              458,550
Japanese Yen, 3,388,626,987
  expiring 3/13/02 .................................            25,822,205           (1,178,807)
                                                              ------------          -----------
                                                              $104,374,279          $  (499,707)
                                                              ------------          -----------
SHORT CONTRACTS:
British Pound, 4,780,240
  expiring 3/13/02 .................................          $  6,932,199          $  (133,143)
Euro, 81,486,635
  expiring 3/13/02 .................................            72,466,880             (564,651)
Japanese Yen, 4,690,854,962
  expiring 3/13-3/20/02 ............................            35,748,977            1,591,233
                                                              ------------          -----------
                                                              $115,148,056          $   893,439
                                                              ------------          -----------
                                                                                    $   393,732
                                                                                    ===========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract in excess of the variation margin is reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     Transactions in futures contracts for the period ended December 31, 2001, were as follows:

                                                                                     CONTRACTS
Outstanding at June 30, 2001 .......................                                     798
Futures Opened .....................................                                   1,588
Futures Closed .....................................                                  (2,092)
                                                                                      ------
Outstanding at December 31, 2001 ...................                                     294
                                                                                      ======

     The futures contracts outstanding as of December 31, 2001, and the descriptions and the unrealized appreciation/depreciation are as follows:

                                                                                      UNREALIZED
                                                                                     APPRECIATION/
LONG CONTRACTS                                                        CONTRACTS      DEPRECIATION
FTSE 100 Index - March 2002
  (Current notional value $5,211 per contract) .....                    61           $   57,237

SHORT CONTRACTS:
DAX Index - March 2002
  (Current notional value $5,189 per contract) .....                    39               12,618
IBEX Index - January 2002
  (Current notional value $8,322 per contract) .....                    13               13,986
Hang Seng Index - January 2002
  (Current notional value $11,376 per contract) ....                    32              (18,515)
TOPIX Index - March 2002
  (Current notional value $1,022 per contract) .....                   118              (21,373)
S&P 500 Index - March 2002
  (Current notional value $1,149 per contract) .....                    31             (184,838)
                                                                       ---           ----------
                                                                       294           $ (140,885)
                                                                       ===           ==========

 BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
 VAN KAMPEN GLOBAL EQUITY ALLOCATION FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* INCLUDES VAN KAMPEN INVESTMENTS INC., VAN KAMPEN INVESTMENT ADVISORY CORP., VAN KAMPEN ASSET MANAGEMENT INC., VAN KAMPEN ADVISORS INC., VAN KAMPEN MANAGEMENT INC., VAN KAMPEN FUNDS INC., VAN KAMPEN INVESTOR SERVICES INC., VAN KAMPEN TRUST COMPANY, VAN KAMPEN SYSTEM INC. AND VAN KAMPEN EXCHANGE CORP., AS WELL AS THE MANY VAN KAMPEN MUTUAL FUNDS AND VAN KAMPEN UNIT INVESTMENT TRUSTS.


                                                Van Kampen Funds Inc.
                                                1 Parkview Plaza, P.O. Box 5555
                                                Oakbrook Terrace, IL 60181-5555
                                                vankampen.com



                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)






                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     450, 550, 650                             Member NASD/SIPC.
                     MSGE SAR 2/02                               5273B02-AP-2/02

                                         VAN KAMPEN
                                         GLOBAL FRANCHISE FUND
                                         SEMIANNUAL REPORT

                                         DECEMBER 31, 2001

[PHOTO OF WOMAN WITH FLOWERS]


                                         PRIVACY NOTICE INFORMATION ON THE BACK.



                                                            VAN KAMPEN
                                                            INVESTMENTS
                                                  GENERATIONS OF EXPERIENCE (SM)

TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    12
               NOTES TO FINANCIAL STATEMENTS    18

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    26
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    27


                 THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR
                    THE FUND BEING OFFERED.


NOT FDIC INSURED.              MAY LOSE VALUE.               NO BANK GUARANTEE.

[SIDENOTE]
VAN KAMPEN WISHES PEACE AND PROSPERITY TO ALL.

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

[SIDENOTE]
OVERVIEW

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

               INTEREST RATES        INFLATION
               --------------        ---------
Dec 99             5.5%                2.7%
                   5.5%                2.7%
                  5.75%                3.2%
Mar 00             6.0%                3.8%
                   6.0%                3.1%
                   6.5%                3.2%
Jun 00             6.5%                3.7%
                   6.5%                3.7%
                   6.5%                3.4%
Sep 00             6.5%                3.5%
                   6.5%                3.4%
                   6.5%                3.4%
Dec 00             6.5%                3.4%
                   5.5%                3.7%
                   5.5%                3.5%
Mar 01             5.0%                2.9%
                   4.5%                3.3%
                   4.0%                3.6%
Jun 01            3.75%                3.2%
                  3.75%                2.7%
                   3.5%                2.7%
Sep 01             3.0%                2.6%
                   2.5%                2.1%
                   2.0%                1.9%
Dec 01            1.75%                1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                               A SHARES    B SHARES     C SHARES
                                               --------    --------     --------
Six-month total return based on NAV(1)           0.70%       0.29%        0.35%
Six month total return(2)                       -5.09%      -4.71%       -0.65%
One-year total return(2)                        -4.79%      -4.71%       -0.65%
Life-of-Fund average annual total return(2)     15.20%      15.84%       16.67%
Commencement date                              9/25/98     9/25/98      9/25/98

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS(+)
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   RECKITT BENCKISER                                                     6.7%
     Manufactures household, pharmaceutical, and food products.

2.   CADBURY SCHWEPPES                                                     6.0%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

3.   ALLIED DOMECQ                                                         5.4%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

4.   BRITISH AMERICAN TOBACCO                                              4.8%
     Distributes cigarettes and other tobacco products worldwide.

5.   KIMBERLY-CLARK                                                        4.8%
     Manufactures paper products for personal and commercial use, including Kleenex, Scott, and Neenah Paper brands.

6.   BROWN-FORMAN                                                          4.8%
     Manufactures consumer goods and wine and spirits, including name brands Haromann, Lenox, and Korbel.

7.   NEW YORK TIMES                                                        4.7%
     Publishes newspapers and magazines and operates television and radio stations.

8.   NESTLE                                                                4.5%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

9.   PHILIP MORRIS                                                         4.3%
     Manufactures and sells various consumer products.

10.  DAVIDE CAMPARI                                                        4.1%
     Manufactures and distributes beverages worldwide, including Glenfiddich and SKYY.

(+) SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                    DECEMBER 31, 2001    JUNE 30, 2001
                    -----------------    -------------
United Kingdom            38.9%              35.2%
United States             23.2%              26.6%
Switzerland                7.0%               9.1%
France                     4.7%               6.6%
Italy                      4.1%               0.0%

*    SUBJECT TO CHANGE DAILY.

Q    HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A    The fund's performance compared favorably to its benchmark index, the
Morgan Stanley Capital International (MSCI) World Index. The fund returned
0.70 percent for the six months ended December 31, 2001, while the index returned -7.02 percent for the same period. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS AN UNMANAGED, BROAD-BASED INDEX THAT REFLECTS THE GENERAL PERFORMANCE OF DEVELOPED COUNTRIES' STOCK MARKETS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT FACTORS INFLUENCED THE GLOBAL MARKETS DURING THE PERIOD?

A    In our view, the six-month period was a tale of two markets. The first part of the story involves the aftershock of September 11 on already declining global stock markets. Markets sold off sharply in the days following

[SIDENOTE]
Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN GLOBAL FRANCHISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL FRANCHISE TEAM. CURRENT TEAM MEMBERS(1) INCLUDE ANDREW BROWN, MANAGING DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. BROWN HAS MANAGED THE FUND SINCE ITS INCEPTION, AND HAS WORKED IN THE FINANCIAL INDUSTRY SINCE 1986. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

September 11, but began to recover by the end of that month. Investors seemed to believe that the worst might be over and that the monetary and fiscal stimuli may take hold. The second part of the story involved a significant shift in market sentiment during the fourth quarter. Investors gained more confidence that economic recovery may occur sooner than expected. This optimism led to a rally in the market's cyclical-oriented sectors.

Q GIVEN A GENERALLY DECLINING ENVIRONMENT, HOW DID THE FUND ACHIEVE A POSITIVE RETURN?

A    The fund's significant weighting in defensive consumer-staples stocks kept the portfolio from declining along with the benchmark index. Consumer-staples companies, which comprised 61 percent of the portfolio as of December 31, 2001, have tended to fit our investment criteria because these companies typically own strong brands and have high repeat-purchase businesses. As a result of these characteristics, the companies generally have histories of steady cash flows in all types of economic or market conditions.

     The fund also benefited from its holdings in the media sector. Media stocks had been declining throughout 2001, but rallied strongly at year end. After the events of September 11, investor confidence was at a low, which added downward pressure on economically sensitive areas of the market, such as media stocks. We believed that the fundamentals were still attractive, according to our measures, and that the low prices signaled a buying opportunity. We added to some of the fund's media holdings at the time. When market sentiment turned around in the fourth quarter, investors rotated into economically sensitive stocks, which helped media stocks perform well.

Q    WHICH STOCKS HAD A SIGNIFICANT EFFECT ON THE FUND'S PERFORMANCE?

A    In terms of individual holdings, the top contributors were as follows:
British American Tobacco (U.K., tobacco); Zardoya Otis (Spain, elevator contracts); Imperial Tobacco (U.K., tobacco); WPP Group (U.K., media and advertising); and Kone (Finland, elevators). The top detractors were as follows:
Cie Financiere Richemont (Switzerland, luxury goods); Groupe Danone (France, food and beverages); Philip Morris (U.S., tobacco); Cadbury Schweppes (U.K., food and beverages); and Davide Campari (Italy, wines and spirits).

     KEEP IN MIND THAT NOT ALL STOCKS IN THE PORTFOLIO PERFORMED FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

A    We believe an economic recovery may be weaker than markets seem to be anticipating, and may not be sustainable. A typical economic recovery has been driven by pent-up consumer demand, but in the current recession, consumer spending has remained strong. Furthermore, we worry about corporate profitability, because we fear that deflation may continue to be a problem for many industries that built too much capacity during the boom.

     As long-term investors, we try not to be discouraged by economic downturns and erratic recoveries. The fund's investment process specializes in companies that produce everyday simple pleasures and necessities--such as newspapers, chocolate bars, or insect repellents--that customers generally use repeatedly out of loyalty, or possibly habit, and are likely to return to buy again and again. The strongest and best-managed of these companies historically have retained pricing power, even during periods of low or negative economic growth.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

[SIDENOTE]
A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

                              BY THE NUMBERS


YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                        MARKET
DESCRIPTION                                               SHARES         VALUE
COMMON STOCKS 91.0%
CANADA  2.0%
Torstar Corp., Class B ..........................         60,048     $   837,563
                                                                     -----------
FINLAND  4.0%
Kone Corp. Oy, Class B ..........................         22,841       1,690,488
Rapala Normark Corp. ............................         11,529          33,411
                                                                     -----------
                                                                       1,723,899
                                                                     -----------
FRANCE  4.7%
Groupe Danone ...................................         11,977       1,463,145
Pernod-Ricard ...................................          7,195         558,173
                                                                     -----------
                                                                       2,021,318
                                                                     -----------
ITALY  4.1%
Davide Campari-Milano S.p.A. (a) ................         73,650       1,740,353
                                                                     -----------
SPAIN  3.9%
Zardoya-Otis S.A ................................        177,196       1,646,419
                                                                     -----------
SWEDEN  3.2%
Swedish Match AB ................................        254,423       1,351,979
                                                                     -----------
SWITZERLAND  7.0%
Cie Financiere Richemont AG, Class A ............         59,507       1,107,366
Nestle S.A. (Registered) ........................          8,910       1,902,606
                                                                     -----------
                                                                       3,009,972
                                                                     -----------
UNITED KINGDOM  38.9%
Allied Domecq plc ...............................        388,497       2,303,616
British American Tobacco plc ....................        241,470       2,047,955
Cadbury Schweppes plc ...........................        400,829       2,556,199
Capital Radio plc ...............................         29,832         335,538
Diageo plc ......................................        121,835       1,392,525
Imperial Tobacco Group plc ......................        125,912       1,660,951
Reckitt Benckiser plc ...........................        195,883       2,852,057
Reed International plc ..........................        141,564       1,174,868
SMG plc .........................................        270,830         591,493
Ulster Television plc ...........................         50,058         238,332
WPP Group plc ...................................        133,351       1,475,609
                                                                     -----------
                                                                      16,629,143
                                                                     -----------

[SIDENOTE]
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                       10     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                                    MARKET
DESCRIPTION                                                           SHARES        VALUE
UNITED STATES 23.2%
Brown-Forman Corp., Class B ....................................      32,422      $ 2,029,617
Fortune Brands, Inc. ...........................................      34,165        1,352,592
Kimberly-Clark Corp. ...........................................      33,943        2,029,792
New York Times Co., Class A ....................................      46,203        1,998,280
Omnicon Group, Inc. ............................................       3,366          300,752
Philip Morris Cos., Inc. .......................................      40,438        1,854,082
WD-40 Co. ......................................................      13,094          348,955
                                                                                  -----------
                                                                                    9,914,070
                                                                                  -----------
TOTAL LONG-TERM INVESTMENTS 91.0%
    (Cost $35,714,974) .....................................................       38,874,716
                                                                                  -----------
REPURCHASE AGREEMENT 10.3%
J.P Morgan Securities Inc. ($4,399,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/01, to be sold on 01/02/02 at $4,399,354)
    (Cost $4,399,000) ......................................................        4,399,000
                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES 101.3%
    (Cost $40,113,974) .....................................................       43,273,716
                                                                                  -----------
FOREIGN CURRENCY 0.0%
    (Cost $5,119) ..........................................................            5,119
                                                                                  -----------
TOTAL INVESTMENTS 101.3%
    (Cost $40,119,093) .....................................................       43,278,835
LIABILITIES IN EXCESS OF OTHER ASSETS (1.3)% ...............................         (573,369)
                                                                                  -----------
NET ASSETS 100.0%...........................................................      $42,705,466
                                                                                  ===========

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                               MARKET         PERCENT OF
INDUSTRY                                                       VALUE          NET ASSETS
Consumer Staples .......................................    $26,092,002          61.1%
Consumer Discretionary..................................      9,445,806          22.1
Industrials ............................................      3,336,908           7.8
                                                            -----------          ----
                                                            $38,874,716          91.0%
                                                            ===========          ====

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND
LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (including repurchase agreement of $4,399,000)
  (Cost $40,113,974) ..........................................................  $43,273,716
Foreign Currency (Cost $5,119) ................................................        5,119
Cash ..........................................................................      613,693
Receivables:
  Investments Sold ............................................................    3,906,900
  Fund Shares Sold ............................................................      765,038
  Dividends ...................................................................       48,674
  Foreign Withholding Tax Reclaim .............................................        7,711
  Interest ....................................................................          308
Other .........................................................................       22,634
                                                                                 -----------
    Total Assets ..............................................................   48,643,793
                                                                                 -----------

LIABILITIES:
Payables:
  Investments Purchased .......................................................    5,713,132
  Investment Advisory Fee .....................................................       56,702
  Distributor and Affiliates ..................................................       28,634
  Fund Shares Repurchased .....................................................       18,515
  Administrative Fee ..........................................................       11,108
  Directors' Fee ..............................................................          879
Accrued Expenses ..............................................................       62,716
Net Unrealized Loss on Foreign Currency Exchange Contracts ....................       24,600
Directors' Deferred Compensation and Retirement Plans .........................       22,041
                                                                                 -----------
    Total Liabilities .........................................................    5,938,327
                                                                                 -----------
NET ASSETS ....................................................................  $42,705,466
                                                                                 ===========

NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized) ...  $40,170,828
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations ...........................................    3,110,971
Accumulated Net Investment Loss ...............................................     (126,463)
Accumulated Net Realized Loss .................................................     (449,870)
                                                                                 -----------
NET ASSETS ....................................................................  $42,705,466
                                                                                 ===========
Class A Shares:
  Net asset value and redemption price per share (Based on net assets of
  $20,753,148 and 1,394,053 shares of beneficial interest issued and
  outstanding) ................................................................  $     14.89
  Maximum sales charge (5.75%* of offering price) .............................         0.91
                                                                                 -----------
  Maximum offering price to public ............................................  $     15.80
                                                                                 ===========
Class B Shares:
  Net asset value and offering price per share (Based on net assets of
  $12,900,467 and 867,921 shares of beneficial interest issued and outstanding)  $     14.86
                                                                                 ===========
Class C Shares:
  Net asset value and offering price per share (Based on net assets of
  $9,051,851 and 603,756 shares of beneficial interest issued and outstanding).. $     14.99
                                                                                 ===========

----------
* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


                                       12     SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $22,244) .................  $  290,799
Interest ................................................................      28,698
                                                                           ----------

    Total Income ........................................................     319,497
                                                                           ----------
EXPENSES:
Investment Advisory Fee .................................................     172,861
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
  of $23,958, $48,152 and $26,714, respectively) ........................      98,824
Administrative Fee ......................................................      44,877
Legal ...................................................................      20,201
Custody .................................................................      13,435
Directors' Fees and Related Expenses ....................................       3,136
Other ...................................................................      33,228
                                                                           ----------
    Total Expenses ......................................................     386,562
    Less Expense Reductions .............................................     (16,717)
                                                                           ----------
    Net Expenses ........................................................     369,845
                                                                           ----------
NET INVESTMENT LOSS .....................................................  $  (50,348)
                                                                           ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments ...........................................................  $ (220,242)
  Foreign Currency Transactions .........................................    (132,239)
                                                                           ----------
Net Realized Loss .......................................................    (352,481)
                                                                           ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ...............................................   2,080,942
  End of the Period:
    Investments .........................................................   3,159,742
    Foreign Currency Translations .......................................     (48,771)
                                                                           ----------
                                                                            3,110,971
                                                                           ----------
Net Unrealized Appreciation During the Period ...........................   1,030,029
                                                                           ----------
NET REALIZED AND UNREALIZED GAIN ........................................  $  677,548
                                                                           ==========

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................  $  627,200
                                                                           ==========


SEE NOTES TO FINANCIAL STATEMENTS      13

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                 DECEMBER 31, 2001   JUNE 30, 2001
                                                                 -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss ......................................       $ (50,348)     $   87,102
Net Realized Gain/Loss ..........................................        (352,481)         67,935
Net Unrealized Appreciation During the Period ...................       1,030,029      1, 649,602
                                                                     ------------    ------------
Change in Net Assets from Operations ............................         627,200      1, 804,639
                                                                     ------------    ------------
Distributions from and in Excess of Net Investment Income:
Class A Shares ..................................................        (188,482)        (63,311)
Class B Shares ..................................................          (2,638)        (25,955)
Class C Shares ..................................................          (1,473)        (17,308)
                                                                     ------------    ------------
                                                                         (192,593)       (106,574)
                                                                     ------------    ------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares ..................................................             -0-        (214,981)
Class B Shares ..................................................             -0-        (192,447)
Class C Shares ..................................................             -0-        (129,427)
                                                                     ------------    ------------
                                                                              -0-        (536,855)
                                                                     ------------    ------------
Total Distributions .............................................        (192,593)       (643,429)
                                                                     ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES .............         434,607       1,161,210
                                                                     ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .......................................      29,627,868      29,759,791
Net Asset Value of Shares Issued Through
  Dividend Reinvestment .........................................         170,624         417,045
Cost of Shares Repurchased ......................................     (15,721,375)     (8,774,275)
                                                                     ------------    ------------
NET CHANGE IN NET ASSETS
  FROM CAPITAL TRANSACTIONS .....................................      14,077,117      21,402,561
                                                                     ------------    ------------
TOTAL INCREASE IN NET ASSETS ....................................      14,511,724      22,563,771
NET ASSETS:
Beginning of the Period .........................................      28,193,742       5,629,971
                                                                     ------------    ------------
End of the Period (including accumulated net
  investment income of $(126,463) and
  $116,478, respectively) .......................................    $ 42,705,466    $ 28,193,742
                                                                     ============    ============


                                       14     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                                 SEPTEMBER 25, 1998
                                           SIX MONTHS                              (COMMENCEMENT
                                             ENDED         YEAR ENDED JUNE 30,     OF INVESTMENT
CLASS A SHARES                             DECEMBER 31,   -------------------       OPERATIONS)
                                             2001(a)       2001(a)    2000(a)    TO JUNE 30, 1999(a)
                                           --------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..........................     $14.91     $13.78     $11.98       $10.00
                                               ------     ------     ------       ------

  Net Investment Income/Loss .............      (0.02)      0.15       0.08         0.14
  Net Realized and Unrealized Gain .......       0.11       1.89       2.22         1.97
                                               ------     ------     ------       ------
Total From Investment Operations .........       0.09       2.04       2.30         2.11
                                               ------     ------     ------       ------
Less:
  Distributions from and in Excess of
    Net Investment Income ................      (0.11)     (0.21)     (0.32)       (0.13)
  Distributions from and in Excess
    of Net Realized Gain .................        -0-      (0.70)     (0.18)         -0-
                                               ------     ------     ------       ------
Total Distributions ......................      (0.11)     (0.91)     (0.50)       (0.13)
                                               ------     ------     ------       ------
NET ASSET VALUE, END OF THE PERIOD .......     $14.89     $14.91     $13.78       $11.98
                                               ======     ======     ======       ======
Total Return*(b) .........................       0.70%**   15.13%     19.83%       21.22%**
Net Assets at End of the Period
  (In millions) ..........................     $20.8      $15.8       $1.9         $1.2
Ratio of Expenses to Average
  Net Assets* ............................       1.80%      1.80%      1.80%        1.80%
Ratio of Net Investment Income/Loss
  to Average Net Assets* .................       0.00%      1.04%      0.70%        1.57%
Portfolio Turnover .......................         24%**       8%        29%           9%**

----------
* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ............................      1.95%      2.76%      7.17%       13.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets .................     (0.15)%     0.09%     (4.67)%     (10.17)%

----------
**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

[SIDENOTE]
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


SEE NOTES TO FINANCIAL STATEMENTS      15

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                                                                SEPTEMBER 25, 1998
                                           SIX MONTHS                           (COMMENCEMENT
                                              ENDED       YEAR ENDED JUNE 30,   OF INVESTMENT
CLASS B SHARES                             DECEMBER 31,   ------------------     OPERATIONS)
                                              2001(a)     2001(a)    2000(a)    to June 30, 1999(a)
                                           ------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .........................     $14.84      $13.73     $11.92       $10.00
                                              ------      ------     ------       ------
  Net Investment Income/Loss ............      (0.05)       0.05      (0.01)        0.07
  Net Realized and Unrealized Gain ......       0.07        1.85       2.22         1.96
                                              ------      ------     ------       ------
Total From Investment Operations ........       0.02        1.90       2.21         2.03
                                              ------      ------     ------       ------
Less:
  Distributions from and in Excess of
    Net Investment Income ...............        -0-(c)    (0.09)     (0.22)       (0.11)
  Distributions from and in Excess
    of Net Realized Gain ................        -0-       (0.70)     (0.18)         -0-
                                              ------      ------     ------       ------
Total Distributions .....................        -0-(c)    (0.79)     (0.40)       (0.11)
                                              ------      ------     ------       ------
NET ASSET VALUE, END OF THE PERIOD ......     $14.86      $14.84     $13.73       $11.92
                                              ======      ======     ======       ======
Total Return*(b) ........................       0.29%**    14.16%     19.09%       20.40%**
Net Assets at End of the Period
  (In millions) .........................      $12.9        $7.1       $2.0         $0.6
Ratio of Expenses to Average
  Net Assets* ...........................       2.55%       2.55%      2.55%        2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets* ................      (0.69)%      0.34%     (0.04)%       0.77%
Portfolio Turnover ......................         24%**        8%        29%           9%**

----------
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets ............................      2.70%       3.82%      8.17%        14.45%
Ratio of Net Investment Income/Loss to
  Average Net Assets ....................     (0.84)%     (0.93)%    (5.93)%      (11.12)%

----------
**   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c)  AMOUNT IS LESS THAN $0.01 PER SHARE.

[SIDENOTE]
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                       16     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                                SEPTEMBER 25, 1998
                                            SIX MONTHS                             (COMMENCEMENT
                                              ENDED       YEAR ENDED JUNE 30,      OF INVESTMENT
CLASS C SHARES                             DECEMBER 31,   -------------------       OPERATIONS)
                                             2001(a)      2001(a)    2000(a)    TO JUNE 30, 1999(a)
                                           ------------   -------------------   -------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .........................     $14.96      $13.83     $12.02       $10.00
                                              ------      ------     ------       ------
  Net Investment Income/Loss ............      (0.03)       0.05        -0-(c)      0.06
  Net Realized and Unrealized Gain ......       0.06        1.87       2.21         2.07
                                              ------      ------     ------       ------
Total From Investment Operations ........       0.03        1.92       2.21         2.13
                                              ------      ------     ------       ------
Less:
  Distributions from and in Excess of
    Net Investment Income ...............        -0-(c)    (0.09)     (0.22)       (0.11)
  Distributions from and in Excess
    of Net Realized Gain ................        -0-       (0.70)     (0.18)         -0-
                                              ------      ------     ------       ------
Total Distributions .....................        -0-(c)    (0.79)     (0.40)       (0.11)
                                              ------      ------     ------       ------
NET ASSET VALUE, END OF THE PERIOD ......     $14.99      $14.96     $13.83       $12.02
                                              ======      ======     ======       ======
Total Return*(b) ........................       0.35%**    14.19%     18.92%       21.40%**
Net Assets at End of the Period
  (In millions) .........................       $9.1         $5.3       $1.8         $0.5
Ratio of Expenses to Average
  Net Assets* ...........................       2.55%       2.55%      2.55%        2.55%
Ratio of Net Investment Income/Loss
  to Average Net Assets* ................      (0.71)%      0.34%     (0.02)%       0.69%
Portfolio Turnover ......................         24%**        8%        29%           9%**

----------

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                                2.70%      3.84%      7.15%       16.07%
Ratio of Net Investment Income/Loss to
  Average Net Assets                       (0.86)%    (0.95)%    (4.59)%     (12.83)%

----------
**  NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1% CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(c) AMOUNT IS LESS THAN $0.01 PER SHARE.

[SIDENOTE]
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


SEE NOTES TO FINANCIAL STATEMENTS      17

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Global Franchise Fund (formerly Van Kampen Tax Managed Global Franchise Fund) (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential, while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced operations on September 25, 1998. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

1.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long-and short-term investments is $40,113,974, the aggregate gross unrealized appreciation is $3,560,983 and the aggregate gross unrealized depreciation is $401,241, resulting in net unrealized appreciation on long- and short-term investments of $3,159,742.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                         % PER ANNUM
First $500 million ...........................................      1.00%
Next $500 million ............................................      0.95%
Over $1 billion ..............................................      0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                        CLASS A                      AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.80%                          2.55%

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     For the period ended December 31, 2001, the Adviser voluntarily waived $16,717 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $4,200, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $14,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $3,625. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $22,634 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the Period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $200.

3.  INVESTMENT TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                         CONTINGENT DEFERRED SALES
                                                          CHARGE AS A PERCENTAGE
                                                             OF DOLLAR AMOUNT
                                                             SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                           CLASS B     CLASS C
First ...................................................     5.00%     1.00%
Second ..................................................     4.00%      None
Third ...................................................     3.00%      None
Fourth ..................................................     2.50%      None
Fifth ...................................................     1.50%      None
Thereafter ..............................................      None      None

     For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,100 and CDSC on redeemed shares of Classes B and C of approximately $10,900. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                               SIX MONTHS ENDED      YEAR ENDED
                                               DECEMBER 31, 2001    JUNE 30, 2001
                                               -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
  Subscribed ................................       1,272,505          1,419,501
   Distributions Reinvested .................          11,664             14,567
   Redeemed .................................        (952,034)          (510,162)
                                                 ------------       ------------
  Net Increase in Class A Shares Outstanding          332,135            923,906
                                                 ============       ============
  Dollars:
   Subscribed ...............................    $ 18,568,680       $ 20,578,535
   Distributions Reinvested .................         167,381            207,001
   Redeemed .................................     (13,941,562)        (7,421,543)
                                                 ------------       ------------
  Net Increase ..............................    $  4,794,499       $ 13,363,993
                                                 ============       ============
  Ending Paid in Capital ....................    $ 19,689,635       $ 14,895,692+
                                                 ============       ============
CLASS B
  Shares:
   Subscribed ...............................         456,735            395,988
   Distributions Reinvested .................             147              7,826
   Redeemed .................................         (67,593)           (67,209)
                                                 ------------       ------------
  Net Increase in Class B Shares Outstanding          389,289            336,605
                                                 ============       ============
Dollars:
   Subscribed ...............................    $  6,591,439       $  5,665,881
   Distributions Reinvested .................           2,106            111,138
   Redeemed .................................        (983,614)          (964,915)
                                                 ------------       ------------
  Net Increase ..............................    $  5,609,931       $  4,812,104
                                                 ============       ============
  Ending Paid in Capital ....................    $ 12,102,789       $  6,493,103+
                                                 ============       ============
CLASS C
  Shares:
   Subscribed ...............................         306,843            242,147
   Distributions Reinvested .................              79              6,912
   Redeemed .................................         (54,266)           (26,575)
                                                 ------------       ------------
  Net Increase in Class C Shares Outstanding          252,656            222,484
                                                 ============       ============
  Dollars:
   Subscribed ...............................    $  4,467,749       $  3,515,375
   Distributions Reinvested .................           1,137             98,906
   Redeemed .................................        (796,199)          (387,817)
                                                 ------------       ------------
  Net Increase ..............................    $  3,672,687       $  3,226,464
                                                 ============       ============
  Ending Paid in Capital ....................    $  8,378,404       $  4,705,886+
                                                 ============       ============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


4. INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $21,317,620 and sales of $7,626,787 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $61,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $10,200.

6.  DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                      CURRENT         UNREALIZED
FORWARD CURRENCY CONTRACTS                             VALUE         DEPRECIATION
SHORT CONTRACTS:
British Pounds, 1,100,000
  expiring 2/6/02 .............................      $1,598,260      $  (24,600)
                                                     ==========      ==========

                             VAN KAMPEN INVESTMENTS


THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME
   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL
   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME
   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
      Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

[ILLUSTRATION OF COMPUTER]
- visit our Web site at vankampen.com--to view a prospectus, select DOWNLOAD PROSPECTUS

[ILLUSTRATION OF PHONE]
- call us at (800) 341-2911 Telecommunications Device for the Deaf (TDD) users, call (800)421-2833.

[ILLUSTRATION OF ENVELOPES]
-    e-mail us by visiting vankampen.com and selecting CONTACT US

 *   Closed to new investors

**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL FRANCHISE FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 vankampen.com


                                   VAN KAMPEN
                                  INVESTMENTS
                          GENERATIONS OF EXPERIENCE(SM)


                    Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                    475, 575, 675                             Member NASD/SIPC.
                    GLF SAR 2/02                                5294B02-AP-2/02

VAN KAMPEN

GLOBAL VALUE
EQUITY FUND

SEMIANNUAL REPORT

DECEMBER 31, 2001

[WOMAN WITH FLOWERS GRAPHIC]

Privacy Notice information on the back.

                [VAN KAMPEN INVESTMENTS LOGO]

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    15
               NOTES TO FINANCIAL STATEMENTS    21

  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29


THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.


              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

[SIDENOTE]

VAN KAMPEN
WISHES PEACE
AND PROSPERITY
TO ALL.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

                   INTEREST RATES  INFLATION
         Dec 99             5.5%      2.7%
                            5.5%      2.7%
                           5.75%      3.2%
         Mar 00             6.0%      3.8%
                            6.0%      3.1%
                            6.5%      3.2%
         Jun 00             6.5%      3.7%
                            6.5%      3.7%
                            6.5%      3.4%
         Sep 00             6.5%      3.5%
                            6.5%      3.4%
                            6.5%      3.4%
         Dec 00             6.5%      3.4%
                            5.5%      3.7%
                            5.5%      3.5%
         Mar 01             5.0%      2.9%
                            4.5%      3.3%
                            4.0%      3.6%
         Jun 01            3.75%      3.2%
                           3.75%      2.7%
                            3.5%      2.7%
         Sep 01             3.0%      2.6%
                            2.5%      2.1%
                            2.0%      1.9%
         Dec 01            1.75%      1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                               A SHARES     B SHARES    C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -5.86%       -6.01%      -6.10%
--------------------------------------------------------------------------------
Six-month total return(2)                       -11.23%      -10.69%      -7.04%
--------------------------------------------------------------------------------
One-year total return(2)                        -14.30%      -13.94%     -10.42%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)       2.39%        2.81%       3.10%
--------------------------------------------------------------------------------
Commencement date                              10/29/97     10/29/97   10/29/971
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   AVENTIS                                                                2.5%
     Develops chemicals, pharmaceuticals, and other products.

2.   PHILIP MORRIS                                                          2.5%
     Manufactures and sells various consumer products.

3.   BAE SYSTEMS                                                            2.0%
     Manufactures aerospace and defense equipment and systems.

4.   CADBURY SCHWEPPES                                                      1.9%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury, and York.

5.   NESTLE                                                                 1.9%
     Produces food and cosmetics, including name brands Nestea, Nestle, and L'Oreal.

6.   PHARMACIA                                                              1.9%
     Develops pharmaceuticals, agricultural products, and consumer goods.

7.   BRISTOL-MYERS SQUIBB                                                   1.8%
     Produces and distributes pharmaceuticals, medicines, nutritional supplements, medical devices, and beauty-care products.

8.   VERIZON (FORMERLY BELL ATLANTIC)                                       1.7%
     Provides telecommunications services throughout the United States.

9.   SBC COMMUNICATIONS                                                     1.7%
     Offers telecommunication, Internet access, and cable-television services in the United States.

10.  DIAGEO                                                                 1.6%
     Produces and sells beer and spirits, including name brands Guiness and Smirnoff.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS
  PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                   DECEMBER 31, 2001       JUNE 30, 2001
United States                  46.2%               43.8%
United Kingdom                 15.5%               14.1%
Japan                           8.1%               11.1%
France                          7.0%                7.0%
Switzerland                     5.3%                4.2%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN GLOBAL VALUE EQUITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S GLOBAL VALUE TEAM. CURRENT MEMBERS(1) INCLUDE FRANCES CAMPION, MANAGING DIRECTOR; PAUL BOYNE, EXECUTIVE DIRECTOR; AND EMILIO ALVAREZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)  TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE PERIOD?

A    The fund returned -5.86 percent during the six months ended December 31,
2001, compared with -7.02 percent for the MSCI World Index (net dividends). PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     THE MSCI WORLD INDEX (NET DIVIDENDS) IS A BROAD-BASED, UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST, AND ASSUMES DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHAT MARKET CONDITIONS DID THE FUND FACE DURING THE REPORTING PERIOD?

A    The past six months have been difficult for global markets. While market conditions were clearly deteriorating prior to September 11, the horrific events that took place that day eroded the last remaining bit of consumer confidence, further accelerating an economic slowdown. As the year drew to a close, major U.S. indexes (such as the Standard & Poor's 500 Index and the Nasdaq Composite Index) posted negative returns for the second year running--a trend that has not happened since the bear market of 1973-74. However, the difficult investment environment was not confined to the United States, as shrinking world trade contributed to Europe's gross domestic product dipping below the predicted 2 percent level and several Asian economies falling into recessions.

Q    GIVEN THIS DIFFICULT MARKET ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A    Despite the turbulence during the period, the positioning of the fund's portfolio had not changed substantially during the second half of 2001. As pure bottom-up stock pickers, we tend not to dwell on macroeconomic developments, but rather on each companies' valuation ratios and fundamentals. On that basis, the fund was overweight in consumer staples and underweight in both technology and financials.

     Throughout the period, as several of the fund's defensive companies reached what we believed to be fair value, we began searching for quality opportunities to move the portfolio toward a more economically sensitive tilt. For example, during the period, we initiated a position for the fund in Delphi Automotive Systems (United States). Delphi supplies vehicle electronics and, in the company's recent history, approximately 70 percent of its sales have gone to General Motors. While GM stock did not meet the fund's investment criteria, we believe that the more-attractive Delphi stock would give the fund some exposure to GM's high sales momentum potential in the United States.

Q    HOW WELL DID YOUR STRATEGY WORK?

A    The fund's performance was driven primarily by strong stock selection in the industrials sector. Within this sector, the fund's exposure to U.S. aerospace and defense companies--such as Northrop Grumman, Lockheed Martin, and Boeing--was a significant positive, given their above-average performances following the terrorist attacks in September.

     Stock selection in the consumer discretionary sector was notable as well. The U.K. advertising firm WPP Group proved that while media companies have been hit hard by the downturn in the United States, advertising revenue had been more resilient than expected.

     The fund's exposure to Nippon Telephone and Telegraph, KDDI (Japan), and Telus (Canada) was the largest detractor from performance, as each of these companies declined along with the battered telecommunications sector.

     KEEP IN MIND THAT NOT ALL STOCKS IN THE FUND PERFORMED AS FAVORABLY, AND THERE IS NO GUARANTEE THAT ANY OF THESE STOCKS WILL PERFORM AS WELL OR WILL BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q ON AUGUST 28, 2001, THE FUND WAS RENAMED VAN KAMPEN GLOBAL VALUE EQUITY FUND. WHY DID THE FUND CHANGE ITS NAME?

A    The fund, which was formerly named Van Kampen Global Equity Fund, follows a value-oriented investment strategy in pursuit of long-term capital appreciation. We believe the addition of value to the fund name more fully reflects the fund's strategy. The fund's objective and investment style did not change.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?

A    Looking forward, we believe that the rally we saw at the end of 2001 may leave markets vulnerable to further economic weakness and subsequent earnings disappointments. If economies disappoint off highly valued stock markets, investors may likely develop a renewed appetite for attractively valued defensive companies. In this type of environment, we remain comfortable with the fund's defensive positioning, and will maintain our focus on what we consider to be high-quality attractively valued stocks with recurrent cash flow.

                         ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 1999 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS  98.3%

CANADA  0.9%
Potash Corp. of Saskatchewan, Inc. ....................     33,360     $  2,046,958
TELUS Corp. ...........................................    124,024        1,889,659
                                                                       ------------
                                                                          3,936,617
                                                                       ------------
DENMARK  0.6%
Danisco A/S ...........................................     67,500        2,417,790
                                                                       ------------
FRANCE  7.0%
Aventis S.A. ..........................................    147,442       10,485,054
Cie de Saint-Gobain ...................................     13,900        2,100,890
Credit Agricole S.A. ..................................     33,800          536,181
Groupe Danone .........................................     32,730        3,998,392
Lafarge S.A. ..........................................     24,630        2,303,874
Pernod-Ricard .........................................     33,160        2,572,483
Schneider Electric S.A. ...............................     26,600        1,280,838
TotalFinaElf S.A., Class B ............................     44,670        6,389,091
                                                                       ------------
                                                                         29,666,803
                                                                       ------------
GERMANY  1.6%
BASF AG ...............................................     64,234        2,397,062
Bayer AG ..............................................    129,249        4,114,472
                                                                       ------------
                                                                          6,511,534
                                                                       ------------
IRELAND  1.8%
Bank of Ireland .......................................    481,200        4,471,076
Green Property plc ....................................    531,550        2,986,094
                                                                       ------------
                                                                          7,457,170
                                                                       ------------
ITALY  1.6%
ENI S.p.A. ............................................    318,685        4,001,134
Telecom Italia S.p.A. .................................    547,320        2,928,271
                                                                       ------------
                                                                          6,929,405
                                                                       ------------
JAPAN  8.1%
Canon, Inc. ...........................................    139,000        4,760,708
Daiwa Securities Co., Ltd. ............................    489,000        2,558,634
Fuji Photo Film Co., Ltd. .............................    121,000        4,300,425
Fuji Television Network, Inc. .........................        304        1,221,264
Fujitsu Ltd. ..........................................    252,000        1,825,699
Hitachi Ltd. ..........................................    277,000        2,019,441
Mitsubishi Electric Corp. .............................    474,000        1,825,015


                                       10      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN (CONTINUED)
Mitsui Somitomo Insurance Co., Ltd. ...................    544,000   $    2,540,705
Nippon Telegraph & Telephone Corp. ....................      1,023        3,317,292
Rohm Co., Ltd. ........................................     14,200        1,834,310
Sankyo Co., Ltd. ......................................    241,000        4,108,786
Tokyo Gas Co. .........................................  1,430,000        3,811,741
                                                                       ------------
                                                                         34,124,020
                                                                       ------------
KOREA  0.9%
Samsung Electronics Co. GDR ...........................     31,000        3,565,000
                                                                       ------------
NETHERLANDS  5.2%
Akzo Nobel N.V. .......................................    103,480        4,627,497
ING Groep N.V. ........................................    224,076        5,722,517
Koninklijke (Royal) Philips Electronics N.V. ..........    189,061        5,627,391
Royal Dutch Petroleum Co. .............................    122,720        6,015,734
                                                                       ------------
                                                                         21,993,139
                                                                       ------------
NORWAY  0.5%
Statoil ASA (a) .......................................    334,000        2,293,060
                                                                       ------------
SINGAPORE  0.9%
United Overseas Bank Ltd. (Foreign) ...................    568,000        3,906,634
                                                                       ------------
SPAIN  1.1%
Repsol YPF S.A. .......................................    130,700        1,909,010
Telefonica S.A. (a) ...................................    188,465        2,525,856
                                                                       ------------
                                                                          4,434,866
                                                                       ------------
SWEDEN  1.1%
Nordea AB .............................................    849,400        4,513,630
                                                                       ------------
SWITZERLAND  5.3%
Cie Financiere Richemont AG, Class A ..................    151,000        2,809,959
Converium Holding AG (a) ..............................     55,900        2,721,154
Holcim Ltd., Class B ..................................     12,911        2,788,115
Nestle S.A. ...........................................     37,200        7,943,540
Syngenta AG (a) .......................................     48,637        2,523,092
UBS AG (Registered) ...................................     47,620        2,407,140
Zurich Financial Services AG ..........................      4,300        1,010,285
                                                                       ------------
                                                                         22,203,285
                                                                       ------------
UNITED KINGDOM  15.5%
Allied Domecq plc .....................................  1,085,390        6,435,885
BAA plc ...............................................    256,400        2,055,118
Brambles Industries plc (a) ...........................    411,700        2,038,080
BAE Systems plc .......................................  1,913,640        8,623,474
Cadbury Schweppes plc .................................  1,264,420        8,063,560
Diageo plc ............................................    607,580        6,944,396


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED KINGDOM (CONTINUED)
GlaxoSmithKline plc ...................................    213,000    $   5,343,505
GUS plc ...............................................    294,500        2,765,708
Imperial Tobacco Group plc ............................    166,090        2,190,953
Lloyds TSB Group plc ..................................    235,400        2,556,858
Prudential Corp. plc ..................................    175,400        2,032,844
Reed International plc ................................     41,400          343,587
Rolls-Royce plc .......................................    392,000          950,302
Sainsbury (J) plc .....................................    757,519        4,036,789
Vodafone AirTouch plc .................................  1,733,200        4,536,062
WPP Group plc .........................................    583,550        6,457,331
                                                                       ------------
                                                                         65,374,452
                                                                       ------------
UNITED STATES  46.2%
Albertson's, Inc. .....................................    190,328        5,993,429
Alcoa, Inc. ...........................................    150,400        5,346,720
American Home Products Corp. ..........................     40,000        2,454,400
Anheuser-Busch Cos., Inc., Class A ....................     58,500        2,644,785
BJ's Wholesale Club, Inc. (a) .........................     60,080        2,649,528
Boise Cascade Corp. ...................................    158,000        5,373,580
Bristol-Myers Squibb Co. ..............................    146,100        7,451,100
Cadiz, Inc. (a) .......................................    403,898        3,239,262
ChevronTexaco Corp. ...................................     26,100        2,338,821
Deere & Co. ...........................................    100,180        4,373,859
Delphi Automotive Systems Corp. .......................    155,500        2,124,130
Exelon Corp. ..........................................     94,461        4,522,793
First Data Corp. ......................................     26,900        2,110,305
Gap, Inc. (The) .......................................     63,200          881,008
General Dynamics Corp. ................................     56,190        4,474,972
Georgia-Pacific Corp. .................................    120,160        3,317,618
Goodrich (B.F.) Co. ...................................     58,000        1,543,960
Hewlett-Packard Co. ...................................     95,500        1,961,570
Interpublic Group of Cos., Inc. .......................    150,600        4,448,724
J.P. Morgan Chase & Co. ...............................    189,326        6,882,000
Kimberly-Clark Corp. ..................................     99,100        5,926,180
Kroger Co. (a) ........................................    107,500        2,243,525
Lockheed Martin Corp. .................................     69,784        3,256,819
MBIA, Inc. ............................................    102,555        5,500,025
McDonald's Corp. ......................................    199,465        5,279,838
McGraw-Hill Cos., Inc. ................................     90,800        5,536,984
Mellon Financial Corp. ................................    118,110        4,443,298
Merrill Lynch & Co., Inc. .............................     84,500        4,404,140
MetLife, Inc. .........................................    137,420        4,353,466
Motorola, Inc. ........................................    299,200        4,493,984
NCR Corp. (a) .........................................    119,900        4,419,514


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED STATES (CONTINUED)
New York Times Co., Class A ...........................    87,240      $  3,773,130
Northrop Grumman Corp. ................................     68,200        6,875,242
Pharmacia Corp. .......................................    185,390        7,906,883
Philip Morris Cos., Inc. ..............................    228,270       10,466,179
Principal Financial Group, Inc. (a) ...................     99,100        2,378,400
Prudential Financial, Inc. (a) ........................     89,500        2,970,505
Qwest Communications International, Inc. ..............    167,300        2,363,949
Sabre Holdings Corp. (a) ..............................     49,700        2,104,795
SBC Communications, Inc. ..............................    181,830        7,122,281
Sears, Roebuck & Co. ..................................    107,710        5,131,304
St. Paul Cos., Inc. ...................................    105,600        4,643,232
Tupperware Corp. ......................................    134,840        2,595,670
Verizon Communications, Inc. ..........................    151,559        7,192,990
Viacom, Inc., Class B (a) .............................     90,900        4,013,235
Wells Fargo & Co. .....................................     27,600        1,199,220
                                                                       ------------
                                                                        194,727,352
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  98.3%
    (Cost $398,980,312) ..........................................      414,054,757
                                                                       ------------
REPURCHASE AGREEMENT  2.2%
J.P. Morgan Securities Inc. ($9,342,000 par
    collateralized by U.S. Government obligations
    in a pooled cash account, dated 12/31/01, to
    be sold on 01/02/01 at $9,342,753)
    (Cost $9,342,000) ............................................        9,342,000
                                                                       ------------
TOTAL INVESTMENTS  100.5%
    (Cost $408,322,312) ..........................................      423,396,757

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.5)% ....................       (2,108,375)
                                                                       ------------
NET ASSETS  100.0% ...............................................     $421,288,382
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

GDR -  GLOBAL DEPOSITARY RECEIPT


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                         MARKET         PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
Consumer Staples ..................................  $  75,117,118          17.8%
Financials ........................................     74,738,044          17.7
Consumer Discretionary ............................     59,959,221          14.2
Industrials .......................................     43,613,673          10.4
Health Care .......................................     37,749,734           9.0
Materials .........................................     34,838,992           8.3
Telecommunication Services ........................     31,876,363           7.6
Information Technology ............................     24,880,225           5.9
Energy ............................................     22,946,854           5.4
Utilities .........................................      8,334,533           2.0
                                                      ------------          ----
                                                      $414,054,757          98.3%
                                                      ============          ====


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001 (UNAUDITED)

ASSETS:

Total Investments (Cost $408,322,312) ............................     $423,396,757
Receivables:
  Foreign Withholding Tax Reclaim ................................          760,987
  Dividends ......................................................          592,703
  Fund Shares Sold ...............................................           43,434
  Interest .......................................................            1,050
Net Unrealized Gain on Foreign Currency Exchange Contracts .......          973,370
Deferred Organizational Costs ....................................            3,788
Other ............................................................           52,865
                                                                       ------------
    Total Assets .................................................      425,824,954
                                                                       ------------
LIABILITIES:
Payables:
  Investments Purchased ..........................................        1,611,680
  Custodian Bank .................................................          946,882
  Distributor and Affiliates .....................................          499,383
  Fund Shares Repurchased ........................................          410,596
  Investment Advisory Fee ........................................          357,214
  Administrative Fee .............................................           96,247
  Directors' Fee .................................................            2,216
Accrued Expenses .................................................          558,625
Directors' Deferred Compensation and Retirement Plans ............           53,729
                                                                       ------------
    Total Liabilities ............................................        4,536,572
                                                                       ------------
NET ASSETS .......................................................     $421,288,382
                                                                       ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000
  shares authorized) .............................................     $425,004,759
Net Unrealized Appreciation on Investments and Foreign Currency
  Translations ...................................................       15,978,382
Accumulated Net Investment Loss ..................................       (2,735,022)
Accumulated Net Realized Loss ....................................      (16,959,737)
                                                                       ------------
NET ASSETS .......................................................     $421,288,382
                                                                       ============
  Class A Shares:
     Net asset value and redemption price per share (Based
     on net assets of $59,157,315 and 6,013,902 shares of
     beneficial interest issued and outstanding) .................     $       9.84
     Maximum sales charge (5.75%* of offering price) .............             0.60
                                                                       ------------
     Maximum offering price to public ............................     $      10.44
                                                                       ============
  Class B Shares:
     Net asset value and offering price per share (Based on
     net assets of $329,148,400 and 33,961,627 shares of
     beneficial interest issued and outstanding) .................     $       9.69
                                                                       ============
  Class C Shares:
     Net asset value and offering price per share (Based on
     net assets of $32,982,667 and 3,406,859 shares of
     beneficial interest issued and outstanding) .................     $       9.68
                                                                       ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.


SEE NOTES TO FINANCIAL STATEMENTS      15

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $111,642) .........     $  3,168,825
Interest .........................................................          127,246
                                                                       ------------
    Total Income .................................................        3,296,071
                                                                       ------------
EXPENSES:
Investment Advisory Fee ..........................................        2,266,208
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $38,032, $1,482,073 and $170,886, respectively) ..        1,690,991
Administrative Fee ...............................................          581,595
Custody ..........................................................           85,117
Legal ............................................................           41,904
Directors' Fees and Related Expenses .............................            3,910
Amortization of Organizational Costs .............................            2,307
Other ............................................................          219,967
                                                                       ------------
    Total Expenses ...............................................        4,891,999
                                                                       ------------
NET INVESTMENT LOSS ..............................................     $ (1,595,928)
                                                                       ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments ....................................................     $(16,693,866)
  Foreign Currency Transactions ..................................          216,238
                                                                       ------------
Net Realized Loss ................................................      (16,477,628)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ........................................       26,892,231
  End of the Period:
    Investments ..................................................       15,074,445
    Foreign Currency Translations ................................          903,937
                                                                       ------------
                                                                         15,978,382
                                                                       ------------
Net Unrealized Depreciation During the Period ....................      (10,913,849)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS .................................     $(27,391,477)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................     $(28,987,405)
                                                                       ============


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                                   SIX MONTHS ENDED     YEAR ENDED
                                                                   DECEMBER 31, 2001   JUNE 30, 2001
                                                                   -----------------   -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ..............................................    $  (1,595,928)   $    (246,923)
Net Realized Gain/Loss ...........................................      (16,477,628)       6,376,764
Net Unrealized Appreciation/Depreciation During the
   Period ........................................................      (10,913,849)      12,428,519
                                                                      -------------    -------------
Change in Net Assets from Operations .............................      (28,987,405)      18,558,360
                                                                      -------------    -------------
Distributions from and in Excess of Net
   Investment Income:
Class A Shares ...................................................         (594,608)             -0-
Class B Shares ...................................................         (952,366)             -0-
Class C Shares ...................................................          (94,560)             -0-
                                                                      -------------    -------------
                                                                         (1,641,534)             -0-
                                                                      -------------    -------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares ...................................................              -0-       (5,934,289)
Class B Shares ...................................................              -0-      (36,048,395)
Class C Shares ...................................................              -0-       (3,447,263)
                                                                      -------------    -------------
                                                                                -0-      (45,429,947)
                                                                      -------------    -------------
Total Distributions ..............................................       (1,641,534)     (45,429,947)
                                                                      -------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..............      (30,628,939)     (26,871,587)
                                                                      -------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ........................................      190,417,631      193,699,687
Net Asset Value of Shares Issued Through
   Dividend Reinvestment .........................................        1,553,642       42,380,433
Cost of Shares Repurchased .......................................     (253,095,336)    (262,744,544)
                                                                      -------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...............      (61,124,063)     (26,664,424)
                                                                      -------------    -------------
TOTAL DECREASE IN NET ASSETS .....................................      (91,753,002)     (53,536,011)
NET ASSETS:
Beginning of the Period ..........................................      513,041,384      566,577,395
                                                                      -------------    -------------
End of the Period (Including accumulated net investment
   income of $(2,735,022) and $502,440,
   respectively) .................................................    $ 421,288,382    $ 513,041,384
                                                                      =============    =============


SEE NOTES TO FINANCIAL STATEMENTS      17

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             OCTOBER 29, 1997
                                                                                              (COMMENCEMENT
                                           SIX MONTHS ENDED         YEAR ENDED JUNE 30,       OF INVESTMENT
                                              DECEMBER 31,  --------------------------------  OPERATIONS) TO
CLASS A SHARES                                  2001(a)      2001(a)     2000(a)     1999(a)   JUNE 30, 1998
                                            -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..........................      $10.57       $11.10      $11.47      $11.12      $10.00
                                                ------       ------      ------      ------      ------
  Net Investment Income/Loss .............       (0.01)        0.07        0.06        0.05        0.06
  Net Realized and Unrealized
    Gain/Loss ............................       (0.62)        0.38        0.25        0.40        1.08
                                                ------       ------      ------      ------      ------
Total from Investment Operations .........       (0.63)        0.45        0.31        0.45        1.14
                                                ------       ------      ------      ------      ------
Less:
  Distributions from and in Excess
    of Net Investment Income .............       (0.10)         -0-         -0-       (0.09)      (0.02)
  Distributions from and in Excess
    of Net Realized Gain .................         -0-        (0.98)      (0.68)      (0.01)        -0-
                                                ------       ------      ------      ------      ------
Total Distributions ......................       (0.10)       (0.98)      (0.68)      (0.10)      (0.02)
                                                ------       ------      ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD .................................      $ 9.84       $10.57      $11.10      $11.47      $11.12
                                                ======       ======      ======      ======      ======
Total Return (b) .........................       -5.86%*       3.97%       3.22%       4.05%      11.38%*
Net Assets at End of the
  Period (In millions) ...................      $ 59.2       $ 90.7      $ 81.7      $ 76.7      $ 80.5
Ratio of Expenses to Average
  Net Assets .............................        1.53%        1.64%       1.66%       1.65%       1.70%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets .............................       (0.22)%       0.60%       0.53%       0.44%      (0.88)%
Portfolio Turnover .......................          18%*         33%         47%         40%          4%*

 *   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ONFUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             OCTOBER 29, 1997
                                                                                              (COMMENCEMENT
                                           SIX MONTHS ENDED         YEAR ENDED JUNE 30,       OF INVESTMENT
                                              DECEMBER 31,  --------------------------------  OPERATIONS) TO
CLASS B SHARES                                  2001(a)      2001(a)     2000(a)     1999(a)   JUNE 30, 1998
                                            ------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ...........................     $10.35       $10.96      $11.42      $11.08      $10.00
                                                ------       ------      ------      ------      ------
  Net Investment Income/Loss ..............      (0.04)       (0.02)      (0.04)      (0.03)       0.01
  Net Realized and Unrealized
    Gain/Loss .............................      (0.59)        0.39        0.26        0.39        1.07
                                                ------       ------      ------      ------      ------
Total from Investment Operations ..........      (0.63)        0.37        0.22        0.36        1.08
                                                ------       ------      ------      ------      ------
Less:
  Distributions from and in Excess
    of Net Investment Income ..............      (0.03)         -0-         -0-       (0.01)        -0-
  Distributions from and in Excess
    of Net Realized Gain ..................        -0-        (0.98)      (0.68)      (0.01)        -0-
                                                ------       ------      ------      ------      ------
Total Distributions .......................      (0.03)       (0.98)      (0.68)      (0.02)        -0-
                                                ------       ------      ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD ..................................     $ 9.69       $10.35      $10.96      $11.42      $11.08
                                                ======       ======      ======      ======      ======
Total Return (b) ..........................      -6.01%*       3.36%       2.24%       3.29%      10.84%*
Net Assets at End of the Period
  (In millions) ...........................     $329.1       $383.9      $442.3      $596.3      $623.2
Ratio of Expenses to Average
  Net Assets ..............................       2.28%        2.39%       2.41%       2.40%       2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets ..............................      (0.97)%      (0.15)%     (0.34)%     (0.31)%      0.12%
Portfolio Turnover ........................         18%*         33%         47%         40%          4%*

 *   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                             OCTOBER 29, 1997
                                                                                              (COMMENCEMENT
                                           SIX MONTHS ENDED         YEAR ENDED JUNE 30,       OF INVESTMENT
                                              DECEMBER 31,  --------------------------------  OPERATIONS) TO
CLASS C SHARES                                  2001(a)      2001(a)     2000(a)     1999(a)   JUNE 30, 1998
                                           -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ..........................      $10.35       $10.96      $11.42      $11.07      $10.00
                                                ------       ------      ------      ------      ------
  Net Investment Income/Loss .............       (0.04)       (0.02)      (0.04)      (0.03)       0.01
  Net Realized and Unrealized
    Gain/Loss ............................       (0.60)        0.39        0.26        0.40        1.06
                                                ------       ------      ------      ------      ------
Total from Investment Operations .........       (0.64)        0.37        0.22        0.37        1.07
                                                ------       ------      ------      ------      ------
Less:
  Distributions from and in Excess
    of Net Investment Income .............       (0.03)         -0-         -0-       (0.01)        -0-
  Distributions from and in Excess
    of Net Realized Gain .................         -0-        (0.98)      (0.68)      (0.01)        -0-
                                                ------       ------      ------      ------      ------
Total Distributions ......................       (0.03)       (0.98)      (0.68)      (0.02)        -0-
                                                ------       ------      ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD .................................      $ 9.68       $10.35      $10.96      $11.42      $11.07
                                                ======       ======      ======      ======      ======
Total Return (b) .........................       -6.10%*       3.36%       2.24%       3.39%      10.74%*
Net Assets at End of the Period
  (In millions) ..........................      $ 33.0       $ 38.4      $ 42.6      $ 63.1      $ 69.6
Ratio of Expenses to Average
  Net Assets .............................        2.28%        2.39%       2.41%       2.40%       2.45%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets .............................       (0.97)%      (0.15)%     (0.36)%     (0.32)%      0.13%
Portfolio Turnover .......................          18%*         33%         47%         40%          4%*

 *   NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


     The Van Kampen Global Value Equity Fund (formerly Van Kampen Global Equity
Fund)(the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund's name was modified to better reflect its strategy effective August 28, 2001.

1.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending October 28, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $408,322,312, the aggregate gross unrealized appreciation is $45,185,407 and the aggregate gross unrealized depreciation is $30,110,962, resulting in net unrealized appreciation on long- and short-term investments of $15,074,445.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

G. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income and expenses transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                 % PER ANNUM
First $750 million ...................................        1.00%
Next $500 million ....................................        0.95%
Over $1.25 billion ...................................        0.90%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                       CLASS B
                        CLASS A                      AND CLASS C
                   MAXIMUM OPERATING              MAXIMUM OPERATING
                     EXPENSE RATIO                  EXPENSE RATIO
                         1.80%                          2.55%

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $6,500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $20,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $67,426. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


Investments in such funds of $47,502 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

     For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of VanKampen, totaling $10,300.

3.  CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                           CONTINGENT DEFERRED
                                                               SALES CHARGE
                                                         AS A PERCENTAGE OF DOLLAR
                                                         AMOUNT SUBJECT TO CHARGE
                                                         -------------------------
YEAR OF REDEMPTION                                         CLASS B       CLASS C
First .................................................     5.00%         1.00%
Second ................................................     4.00%          None
Third .................................................     3.00%          None
Fourth ................................................     2.50%          None
Fifth .................................................     1.50%          None
Thereafter ............................................      None          None

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $9,600 and CDSC on redeemed shares of Classes B and C of approximately $438,800. Sales charges do not represent expenses of the Fund.

                                                  SIX MONTHS ENDED    YEAR ENDED
                                                  DECEMBER 31, 2001  JUNE 30, 2001
CAPITAL SHARE TRANSACTIONS
CLASS A:
   Shares:
     Subscribed ................................     18,374,225        16,071,936
     Distributions Reinvested ..................         57,818           515,311
     Redeemed ..................................    (21,002,542)      (15,363,039)
                                                   ------------      ------------
   Net Increase/Decrease in Class A Shares
     Outstanding ...............................     (2,570,499)        1,224,208
                                                   ============      ============
   Dollars:
     Subscribed ................................   $182,133,517      $171,020,439
     Distributions Reinvested ..................        551,585         5,385,000
     Redeemed ..................................   (210,502,855)     (165,044,924)
                                                   ------------      ------------
   Net Increase/Decrease .......................   $(27,817,753)     $ 11,360,515
                                                   ============      ============
   Ending Paid in Capital ......................   $ 58,394,326      $ 86,235,352+
                                                   ============      ============
CLASS B:
   Shares:
     Subscribed ................................        353,334         1,185,532
     Distributions Reinvested ..................         97,363         3,295,103
     Redeemed ..................................     (3,590,109)       (7,737,242)
                                                   ------------      ------------
   Net Decrease in Class B Shares Outstanding ..     (3,139,412)       (3,256,607)
                                                   ============      ============
   Dollars:
     Subscribed ................................    $ 3,411,667      $ 12,572,353
     Distributions Reinvested ..................        915,215        33,807,767
     Redeemed ..................................    (34,592,704)      (82,368,927)
                                                   ------------      ------------
   Net Decrease ................................   $(30,265,822)     $(35,988,807)
                                                   ============      ============
   Ending Paid in Capital ......................   $333,047,876      $363,445,456+
                                                   ============      ============
CLASS C:
   Shares:
     Subscribed ................................        488,821           971,754
     Distributions Reinvested ..................          9,248           310,689
     Redeemed ..................................       (806,169)       (1,455,928)
                                                   ------------      ------------
   Net Decrease in Class C Shares Outstanding ..       (308,100)         (173,485)
                                                   ============      ============
   Dollars:
     Subscribed ................................    $ 4,872,447      $ 10,106,895
     Distributions Reinvested ..................         86,842         3,187,666
     Redeemed ..................................     (7,999,777)      (15,330,693)
                                                   ------------      ------------
   Net Decrease ................................   $ (3,040,488)     $ (2,036,132)
                                                   ============      ============
   Ending Paid in Capital ......................   $ 33,562,557      $ 36,616,051+
                                                   ============      ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


4.  INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $79,252,826 and sales of $131,586,137 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $1,422,500 and payments made to Morgan Stanley DWInc., an affiliate of the Adviser, of approximately $536,700.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS

DECEMBER 31, 2001 (UNAUDITED)


At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                       CURRENT        UNREALIZED
FORWARD CURRENCY CONTRACTS                              VALUE        APPRECIATION
Short Contracts:
Japanese Yen, 2,150,000,000
 expiring 03/08/02 .............................   $ 16,379,334         $ 973,370
                                                   ============      ============

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN GLOBAL VALUE EQUITY FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Van Kampen
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.


* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.



                                        Van Kampen Funds Inc.
                                        1 Parkview Plaza, P.O. Box 5555
                                        Oakbrook Terrace, IL 60181-5555
                                        vankampen.com


                [VAN KAMPEN INVESTMENTS LOGO]


                                        Copyright (C)2002 Van Kampen Funds Inc.
                                        All rights reserved.
                                        465, 565, 665        Member NASD/SIPC.
                                        MSGL SAR 2/02          5270B02-AP-2/02

Van Kampen
International
Magnum Fund

SEMIANNUAL REPORT

DECEMBER 31, 2001

[WOMAN WITH FLOWERS]

Privacy Notice information on the back.

Van Kampen
Investments

GENERATIONS OF EXPERIENCE-TM-

                           TABLE OF CONTENTS

                                    OVERVIEW

                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY

                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE

                            TOP TEN HOLDINGS     5
                          TOP FIVE COUNTRIES     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS     9

                              BY THE NUMBERS

                     YOUR FUND'S INVESTMENTS    10
                        FINANCIAL STATEMENTS    17
               NOTES TO FINANCIAL STATEMENTS    23

                      VAN KAMPEN INVESTMENTS

              THE VAN KAMPEN FAMILY OF FUNDS    31
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    32

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.


VAN KAMPEN
WISHES PEACE
AND PROSPERITY
TO ALL.

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS

JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

December 2001 marked the ninth month of recession for the U.S. economy, but mixed data at year's end suggested the worst may be over. Gross domestic product
(GDP), the primary measure of economic growth, increased at an annual rate of
0.2 percent for the fourth quarter.

Business activity, which slowed prior to the September terrorist attacks and spiraled downward after, appeared to return to more stable--albeit weak--pre-attack levels. Manufacturing, the sector hardest hit by the inventory cycle and its effect on production demand, continued to contract in December--but at a much slower rate than in previous months.

CONSUMER SPENDING AND EMPLOYMENT

Consumer spending, which drives two-thirds of U.S. economic growth, remained surprisingly resilient throughout the reporting period. Price-conscious consumers shunned high-priced department and specialty stores for discount stores during the holiday shopping season. Many also took advantage of historically low mortgage rates to refinance their loans or purchase new homes. But homes weren't the only big-ticket items popular with consumers during the reporting period. Deep price discounting and zero-percent financing offered by carmakers during the first two months of the fourth quarter lured many car buyers into dealers' showrooms.

Consumer confidence, which had fallen for five consecutive months, shot up in December as reports of the U.S. military's apparent victories in Afghanistan were circulated. However, this newfound optimism was tempered by mounting job reduction announcements and rising unemployment. By the end of December, unemployment levels had surged to 5.8 percent.

INTEREST RATES AND INFLATION

Consistent with its recent actions, the Federal Reserve Board (the Fed) again attempted to stimulate the faltering economy by slashing interest rates. The Fed's 0.25 percent cut on December 11--the 11th rate-cut to occur since January 1, 2001--brought the federal funds rate to 1.75 percent, a 40-year low.

Finally, inflation remained modest during the reporting period. The Consumer Price Index, a common measure of the inflation rate, rose 1.6 percent in the 12 months ended December 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]


Dec 99                   8.3%
Mar 00                   4.8%
Jun 00                   5.7%
Sep 00                   1.3%
Dec 00                   1.9%
Mar 01                   1.3%
Jun 01                   0.3%
Sep 01                  -1.3%
Dec 01                   0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

                INTEREST RATES INFLATION
         Dec 99           5.5%      2.7%
                          5.5%      2.7%
                         5.75%      3.2%
         Mar 00           6.0%      3.8%
                          6.0%      3.1%
                          6.5%      3.2%
         Jun 00           6.5%      3.7%
                          6.5%      3.7%
                          6.5%      3.4%
         Sep 00           6.5%      3.5%
                          6.5%      3.4%
                          6.5%      3.4%
         Dec 00           6.5%      3.4%
                          5.5%      3.7%
                          5.5%      3.5%
         Mar 01           5.0%      2.9%
                          4.5%      3.3%
                          4.0%      3.6%
         Jun 01          3.75%      3.2%
                         3.75%      2.7%
                          3.5%      2.7%
         Sep 01           3.0%      2.6%
                          2.5%      2.1%
                          2.0%      1.9%
         Dec 01          1.75%      1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                 A SHARES    B SHARES     C SHARES

-------------------------------------------------------------------------------------
Six-month total return based on NAV(1)            -10.06%     -10.07%      -10.11%
-------------------------------------------------------------------------------------
Six-month total return(2)                         -15.21%     -14.57%      -11.01%
-------------------------------------------------------------------------------------
One-year total return(2)                          -25.72%     -25.20%      -22.03%
-------------------------------------------------------------------------------------
Five-year average annual total return(2)           -1.79%      -1.48%       -1.19%
-------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)        -1.22%      -0.74%       -0.74%
-------------------------------------------------------------------------------------
Commencement date                                  7/1/96      7/1/96       7/1/96
-------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12B-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

     SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   VODAFONE GROUP                                                         3.3%
     Operates wireless communications networks in the United Kingdom and the United States.

2.   GLAXOSMITHKLINE                                                        2.8%
     Develops and markets pharmaceuticals and consumer products worldwide.

3.   AVENTIS                                                                2.6%
     Develops chemicals, pharmaceuticals and other products.

4.   NESTLE                                                                 2.2%
     Produces food and cosmetics,
     including name brands Nestea,
     Nestle, and L'Oreal.

5.   TOTALFINAELF                                                           2.1%
     Explores for and produces oil and natural gas worldwide.

6.   CADBURY SCHWEPPES                                                      1.8%
     Manufactures candy and soft drinks, including such brands as 7 UP, Canada Dry, Cadbury and York.

7.   WPP GROUP                                                              1.6%
     Offers advertising, public relations, market research, and consulting services worldwide.

8.   ALLIED DOMECQ                                                          1.5%
     Distills spirits and wines, including Kahlua liqueur, and operates retail food chains including Dunkin' Donuts.

9.   RENTOKIL INITIAL                                                       1.5%
     Provides worldwide business services, including pest control, security and transportation.

10.  ENI                                                                    1.5%
     Owns and operates subsidiaries in the oil, natural gas, electricity generation and petrochemicals industries as well as oilfield services and engineering.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[CHART]

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                       December 31, 2001         June 30, 2001
United Kingdom               28.9%                   21.0%
Japan                        18.3%                   19.5%
France                        9.9%                   7.0%
Switzerland                   8.3%                   5.5%
Netherlands                   6.8%                   5.0%

*    SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INTERNATIONAL MAGNUM FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S INTERNATIONAL MAGNUM TEAM. THE TEAM(1) IS LED BY FRANCINE J. BOVICH, MANAGING DIRECTOR, MORGAN STANLEY INVESTMENT MANAGEMENT INC. BOVICH HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1996 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1973. THE FOLLOWING DISCUSSION REFLECTS HER VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A The world's equity markets were extremely volatile in the last six months of 2001. In the third quarter of the year, investors generally maintained pessimistic outlooks that only worsened in the weeks immediately following September 11. These sentiments found clear expression in the performance of economically sensitive cyclical market sectors, which were among the worst performers for the quarter.

     The next phase covered the fourth quarter of the year. After continuing to decline through September, the world's equity markets reversed course to rally for much of the fourth quarter. We found this to be surprising, since many signs pointed to continued economic weakness over the near term. Investors seemed to be betting otherwise, and favored stocks of cyclical companies that would be likely to benefit from an increase in business investment. As a result, information technology and computer stocks were among the quarter's best performers, though these stocks were among the worst for the calendar year.

     While all of the major markets lost ground over the period, Japan was by far the weakest, losing 23 percent. The country's seemingly unending banking problems and economic torpor dragged down both the Japanese market and the broader Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index, which lost 8 percent. Europe and Asia ex-Japan both experienced milder losses of 3 percent for each index.

     RETURNS FOR JAPAN, EUROPE, AND ASIA EX-JAPAN ARE REPRESENTED BY THE MSCI JAPAN INDEX, MSCI EUROPE INDEX, AND MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX, RESPECTIVELY. THESE INDEXES ARE UNMANAGED AND ARE GENERALLY REPRESENTATIVE OF EACH COUNTRY'S STOCK MARKET. THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPOSED OF SECURITIES ON STOCK EXCHANGES OF EUROPE, AUSTRALIA, NEW ZEALAND, AND THE FAR EAST. INDEX RETURNS DO NOT REFLECT ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

Q HOW DID THE FUND PERFORM, GIVEN THESE MARKET CONDITIONS?

A In this difficult environment, the fund returned -10.06 percent for the six-month period ended December 31, 2001. The fund underperformed its benchmark index, the MSCI EAFE Index, which returned -8.00 percent for the same period. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

Q    WHAT STRATEGIES DID YOU PURSUE IN THIS ENVIRONMENT?

A Our expectations for the global economy differed sharply from the market's general mood of optimism in the fourth quarter. Throughout the period, our view of the global economy was generally tilted toward the negative, given the persistent overhang in global capacity and that many of the excesses of the 1990s were still being worked out of the system. As a result, we attempted to keep the portfolio defensively positioned while searching for companies that offered what we believed to be attractive values and strong fundamentals.

     Within Europe, our analysis indicated that an economic recovery could continue to be delayed. As a result, we avoided information technology stocks because we believed that the rally in those stocks was driven more by momentum than by fundamentals. Instead, we overweighted (relative to the fund's benchmark, the MSCI EAFE Index) more classically defensive sectors such as health care and consumer staples. These sectors have historically experienced steady demand for their products regardless of the economic environment. Through careful stock selection, we were also able to find several industrial companies that we believed were sound businesses that could continue to deliver good results in spite of a weak economic environment.

     As it has been for quite some time, the portfolio continued to be heavily underweighted in Japanese financials. Even though Prime Minister Koizumi's government announced potential reforms, we have heard similar reports from Japan before and have yet to see meaningful change. The most telling example is the country's banking system, which continued to be plagued by bad loans and an unwillingness to address the system's problems. The market has long recognized these issues and has made the banking sector among the worst-performing areas of the Japanese market. We avoided the banking sector in favor of informa-tion technology stocks, which are among the largest and most liquid stocks in the Japanese market.

     The fund was generally underweight in its exposure to the major markets because of our concern about global economic conditions. We offset this underweight with a roughly 5 percent cash position, which we hoped could cushion the fund from continued market volatility.

Q    WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

A Broadly speaking, we do not believe the global economy has turned the corner yet. We anticipate a string of downward earnings revisions, which could put further pressure on stock prices. We also believe that the rally in the fourth quarter of 2001 was driven more by momentum than by fundamental factors, as evidenced by the resurgence of defensive stocks in the final weeks of December. Given this environment, we remain comfortable with the fund's defensive position and will likely maintain this position until we see what we consider to be signs of a real recovery.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

CYCLICAL STOCKS: Stocks within industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical stocks include housing, automobile, and paper companies. Noncyclical or defensive stocks are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
COMMON STOCKS  94.5%
AUSTRALIA  2.6%
AMP Ltd. ..............................................      6,750     $     63,561
Brambles Industries Ltd. ..............................     14,450           76,740
BHP Billiton Ltd. .....................................     32,628          174,946
Commonwealth Bank of Australia ........................     14,500          221,689
CSL Ltd. ..............................................      4,750          124,894
Foster's Group Ltd. ...................................     57,100          141,708
Lend Lease Corp., Ltd. ................................      8,350           55,644
National Australia Bank Ltd. ..........................     18,350          298,542
News Corp., Ltd. ......................................     37,490          299,072
Qantas Airways Ltd. ...................................     40,500           76,107
Rio Tinto Ltd. ........................................     11,750          223,241
Telstra Corp., Ltd. ...................................     50,500          140,286
Westpac Banking Corp., Ltd. ...........................     29,700          238,945
WMC Ltd. ..............................................     20,350           99,480
                                                                       ------------
                                                                          2,234,855
                                                                       ------------
DENMARK  0.7%
Danisco A/S ...........................................     13,702          490,793
Tele Danmark A/S ......................................      2,855          101,751
                                                                       ------------
                                                                            592,544
                                                                       ------------
FINLAND  0.8%
Nokia Oyj .............................................      7,732          199,668
Sampo Oyj, Class A ....................................     34,896          273,828
Stora Enso Oyj ........................................     17,974          230,474
                                                                       ------------
                                                                            703,970
                                                                       ------------
FRANCE  9.9%
Assurances Generales de France ........................      5,999          288,328
Aventis S.A. ..........................................     30,834        2,192,700
BNP Paribus S.A. ......................................      1,388          124,387
Cap Gemini S.A. .......................................      6,563          474,615
Carrefour S.A. ........................................      4,992          259,960
CNP Assurances ........................................      2,538           80,794
Compagnie de Saint-Gobain .............................      1,937          292,764
Credit Agricole S.A. ..................................     14,570          231,129
Groupe Danone .........................................      5,139          627,795
JC Decaux S.A. (a) ....................................     10,931          122,327
L'Oreal S.A. ..........................................      2,934          211,654

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
FRANCE (CONTINUED)
LVMH Moet-Hennessy Louis Vuitton S.A. .................      2,279      $    92,871
Neopost S.A. (a) ......................................     14,110          411,679
Sanofi-Synthelabo S.A. ................................      2,367          176,873
Schneider Electric S.A. ...............................      7,482          360,272
Sodexho Alliance S.A. .................................      2,456          105,143
STMicroelectronics N.V. ...............................     11,445          367,909
TotalFinaElf S.A., Class B ............................     12,175        1,741,375
Vivendi Environnement .................................      6,065          202,590
                                                                       ------------
                                                                          8,365,165
                                                                       ------------
GERMANY  3.6%
Bayer AG ..............................................      6,452          205,391
Deutsche Bank AG (Registered) .........................      5,851          413,735
Deutsche Post AG (Registered) .........................     46,553          643,425
Deutsche Telekom AG ...................................     48,700          842,460
Muenchener Rueckversicherungs-Gesellschaft AG
  (Registered) ........................................      3,552          966,032
                                                                       ------------
                                                                          3,071,043
                                                                       ------------
HONG KONG  2.0%
Asia Satellite Telecommunications Holdings Ltd. .......     41,400           69,013
Cheung Kong Holdings Ltd. .............................     11,100          115,291
China Mobile Ltd. (a) .................................     49,100          172,827
CLP Holdings Ltd. .....................................      8,400           32,045
Esprit Holdings Ltd. ..................................     54,000           60,935
Hang Seng Bank Ltd. ...................................      2,800           30,788
Henderson Land Development Co., Ltd. ..................     14,000           63,192
Hong Kong & China Gas Co., Ltd. .......................     90,800          111,193
Hong Kong Exchanges & Clearing Ltd. ...................     12,000           18,234
Hutchison Whampoa Ltd. ................................     31,870          307,523
Johnson Electric Holdings .............................    134,000          140,899
Li & Fung Ltd. ........................................    166,400          186,703
New World Development Co., Ltd. .......................     96,000           83,708
SmarTone Telecommunications Holdings Ltd. (a) .........     74,400           88,725
Sun Hung Kai Properties Ltd. ..........................     20,700          167,224
Wharf Holdings Ltd. ...................................     13,000           31,756
                                                                       ------------
                                                                          1,680,056
                                                                       ------------
ITALY  4.4%
ENI S.p.A. ............................................     98,670        1,238,815
IntesaBCI S.p.A. ......................................    286,082          716,829
Snam Rete Gas (a) .....................................    157,067          415,968
Telecom Italia S.p.A. .................................     55,241          472,881
TIM S.p.A. ............................................     47,535          265,766
UniCredito Italiano S.p.A. ............................    155,549          625,551
                                                                       ------------
                                                                          3,735,810
                                                                       ------------

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN  18.3%
Amada Co., Ltd. .......................................     54,000     $    213,244
Canon, Inc. ...........................................     14,000          479,496
Casio Computer Co., Ltd. ..............................     42,000          181,166
Dai Nippon Printing Co., Ltd. .........................     24,000          238,761
Daicel Chemical Industries Ltd. .......................     83,000          242,672
Daifuku Co., Ltd. .....................................     60,000          241,495
Daikin Industries Ltd. ................................     25,000          390,150
Denki Kagaku Kogyo KK .................................     70,000          161,604
East Japan Railway Co. ................................         45          216,320
FamilyMart Co., Ltd. ..................................     12,300          205,965
Fuji Machine Manufacturing Co. ........................     15,700          203,881
Fuji Photo Film Co. ...................................     12,000          426,488
Fujitec Co., Ltd. .....................................     18,000           57,139
Fujitsu Ltd. ..........................................     49,000          354,997
Furukawa Electric Co., Ltd. ...........................     34,000          179,708
Hitachi Capital Corp. .................................     22,500          336,611
Hitachi Ltd. ..........................................     53,000          386,391
House Foods Corp. .....................................     11,000           89,801
Kaneka Corp. ..........................................     53,000          321,590
Kurita Water Industries Ltd. ..........................     24,000          296,537
Kyocera Corp. .........................................      4,800          311,665
Kyudenko Co., Ltd. ....................................     22,000           73,512
Lintec Corp. ..........................................     23,000          141,305
Matsushita Electric Industrial Co., Ltd. ..............     32,000          408,991
Minebea Co., Ltd. .....................................     46,000          246,628
Mitsubishi Chemical Corp. .............................     78,000          165,264
Mitsubishi Corp. ......................................     33,000          213,267
Mitsubishi Estate Co., Ltd. ...........................     42,000          305,878
Mitsubishi Heavy Industries Ltd. ......................     99,000          263,138
Mitsubishi Logistics Corp. ............................     10,000           70,474
Mitsubishi Tokyo Finance Group, Inc. (a) ..............          5           33,376
Mitsumi Electric Co., Ltd. ............................     18,100          206,594
Nagase & Co., Ltd. ....................................     18,000           74,499
NEC Corp. .............................................     38,000          385,829
Nifco, Inc. ...........................................     21,000          172,236
Nintendo Co., Ltd. ....................................      3,300          575,144
Nippon Meat Packers, Inc. .............................     19,000          200,562
Nippon Telegraph & Telephone Corp. ....................         97          314,543
Nissan Motor Co., Ltd. ................................     74,000          390,568
Nissei Sangyo Co., Ltd. ...............................      9,000           96,985
Nissha Printing Co., Ltd. .............................     15,000           68,347
Nisshinbo Industries ..................................     20,000           73,815
Obayashi Corp. ........................................     55,000          155,377
Ono Pharmaceutical Co., Ltd. ..........................     11,000          329,131

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
JAPAN (CONTINUED)
Ricoh Co., Ltd. .......................................     24,000     $    444,714
Rinnai Corp. ..........................................      9,400          150,623
Rohm Co., Ltd. ........................................      2,200          284,189
Ryosan Co., Ltd. ......................................     13,500          148,656
Sangetsu Co., Ltd. ....................................      3,000           41,008
Sankyo Co., Ltd. ......................................     24,000          409,174
Sanwa Shutter Corp. ...................................     47,000          101,367
Sekisui Chemical Co., Ltd. ............................     44,000          115,279
Sekisui House Co., Ltd. ...............................     35,000          252,506
Shin-Etsu Polymer Co., Ltd. ...........................     39,000          107,807
Sony Corp. ............................................      9,400          427,597
Suzuki Motor Co., Ltd. ................................     31,000          337,591
TDK Corp. .............................................      6,500          305,058
Tokyo Electric Power Co., Inc. ........................     15,000          317,816
Toshiba Corp. .........................................     95,000          324,651
Toyota Motor Corp. ....................................     14,900          375,668
Tsubakimoto Chain Co. .................................     66,000          150,365
Yamaha Corp. ..........................................     28,000          206,258
Yamanouchi Pharmaceutical Co., Ltd. ...................     16,000          420,413
                                                                       ------------
                                                                         15,421,884
                                                                       ------------
NETHERLANDS  6.8%
ABN Amro Holding N.V. .................................     24,594          396,722
Akzo Nobel N.V. .......................................     11,058          494,500
Buhrmann N.V. .........................................     19,261          211,768
CSM ...................................................     10,585          219,920
Fortis (NL) N.V. ......................................     28,957          751,390
Gucci Group N.V. ......................................      1,201          102,328
Heineken N.V. .........................................      2,863          108,730
IHC Caland N.V. .......................................      9,523          445,812
ING Groep N.V. ........................................     34,980          893,329
Koninklijke (Royal) Philips Electronics N.V. ..........     36,337        1,081,569
Koninklijke Ahold N.V. ................................     16,288          474,645
Koninklijke KPN N.V. (a) ..............................    111,561          568,025
                                                                       ------------
                                                                          5,748,738
                                                                       ------------
NEW ZEALAND  0.1%
Telecom Corp. of New Zealand Ltd. .....................     28,500           59,394
                                                                       ------------
NORWAY  0.8%
Statoil ASA (a) .......................................     33,360          229,031
Telenor ASA ...........................................     94,266          406,197
                                                                       ------------
                                                                            635,228
                                                                       ------------
PORTUGAL  0.4%
Banco Comercial Portugues S.A. (Registered) (a) .......     48,263          195,814
Electricidade de Portugal S.A. ........................     16,357           35,589

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
PORTUGAL (CONTINUED)
Portugal Telecom S.A. (a) .............................     16,858       $  131,532
                                                                       ------------
                                                                            362,935
                                                                       ------------
SINGAPORE  1.5%
Chartered Semiconductor Manufacturing Ltd. (a) ........     22,000           58,381
City Developments Ltd. ................................     10,900           35,714
DBS Group Holdings Ltd. ...............................     29,564          220,950
Keppel Corp., Ltd. ....................................     23,000           35,375
Neptune Orient Lines Ltd. (a) .........................     59,000           30,994
Oversea-Chinese Banking Corp., Ltd. ...................     25,800          153,696
SembCorp Logistics Ltd. ...............................     80,000           77,985
Singapore Airlines Ltd. ...............................      9,000           53,615
Singapore Press Holdings Ltd. .........................     12,000          141,673
Singapore Telecommunications Ltd. .....................     32,000           30,501
United Overseas Bank Ltd. (Foreign) ...................     36,120          248,429
Venture Manufacturing Ltd. ............................     25,000          180,070
                                                                       ------------
                                                                          1,267,383
                                                                       ------------
SPAIN  2.9%
Amadeus Global Travel Distribution S.A., Class A ......     76,763          443,553
Banco Popular Espanol S.A. ............................     12,323          405,253
Endesa S.A. ...........................................     24,493          383,736
Telefonica S.A. (a) ...................................     91,919        1,231,922
                                                                       ------------
                                                                          2,464,464
                                                                       ------------
SWEDEN  2.5%
Assa Abloy AB, Class B ................................     10,684          154,466
ForeningsSparbanken AB, Class A .......................     23,371          290,898
Nordea AB .............................................    174,251          925,953
Svenska Handelsbanken, Class A ........................     49,760          733,705
                                                                       ------------
                                                                          2,105,022
                                                                       ------------
SWITZERLAND  8.3%
Adecco S.A. (Registered) ..............................      3,898          212,206
Cie Financiere Richemont AG, Class A ..................     22,546          419,558
Converium Holding AG (a) ..............................      2,295          111,718
Holcim Ltd., Class B ..................................      1,957          422,612
Kaba Holdings AG, Class B (Registered) ................      1,144          282,929
Nestle S.A. (Registered) ..............................      8,641        1,845,165
Novartis AG ...........................................     29,445        1,065,689
Roche Holding AG ......................................      2,646          189,137
Schindler Holding AG (Registered) .....................        204          292,870
Swiss Re (Registered) .................................      3,716          374,335
Syngenta AG (Registered) (a) ..........................     14,807          768,128
UBS AG (Registered) ...................................     19,969        1,009,411
                                                                       ------------
                                                                          6,993,758
                                                                       ------------

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                          MARKET
DESCRIPTION                                                SHARES          VALUE
UNITED KINGDOM  28.9%
Allied Domecq plc .....................................    212,939     $  1,262,635
Amvescap plc ..........................................     23,522          339,398
AstraZeneca plc .......................................      4,332          195,403
AstraZeneca plc .......................................      5,791          266,698
BAE Systems plc .......................................    143,145          645,057
Barclays plc ..........................................     25,428          842,277
BOC Group plc .........................................     13,044          201,316
BP plc ................................................     49,702          386,435
British American Tobacco plc ..........................     75,335          638,931
Cadbury Schweppes plc .................................    232,843        1,484,905
Centrica plc ..........................................     71,765          231,967
Compass Group plc .....................................     21,185          158,854
Diageo plc ............................................     81,294          929,158
GlaxoSmithKline plc ...................................     92,606        2,323,196
GUS plc ...............................................     56,793          533,354
Hays plc ..............................................    158,853          481,083
HSBC Holdings plc .....................................     31,504          369,711
Imperial Tobacco Group plc ............................     47,688          629,070
Innogy Holdings plc ...................................     73,200          204,632
Lattice Group plc .....................................    178,195          404,745
Lloyds TSB Group plc ..................................    107,726        1,170,094
Prudential plc ........................................     34,878          404,228
Reckitt Benckiser plc .................................     29,655          431,777
Reed International plc ................................    128,800        1,068,937
Rentokil Initial plc ..................................    313,371        1,259,300
Rolls-Royce plc .......................................    158,708          384,746
Sainsbury (J) plc .....................................     79,957          426,088
Scottish & Southern Energy plc ........................     45,624          405,214
Shell Transport & Trading Co., plc ....................    172,337        1,184,355
Smiths Group plc ......................................     33,787          333,042
SSL International plc .................................     51,994          410,690
Vodafone Group plc ....................................  1,063,576        2,783,548
Wolseley plc ..........................................     30,588          256,083
WPP Group plc .........................................    120,405        1,332,354
                                                                       ------------
                                                                         24,379,281
                                                                       ------------
TOTAL COMMON STOCKS  94.5%
     (Cost $80,833,666) ...............................                  79,821,530
                                                                       ------------
PREFERRED STOCKS  0.9%
GERMANY  0.9%
Fresenius AG ..........................................      6,160          510,397
Henkel KGAA ...........................................      4,889          274,650
                                                                       ------------
TOTAL PREFERRED STOCKS
     (Cost $824,997) ..................................                     785,047
                                                                       ------------

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                             NO. OF       MARKET
DESCRIPTION                                               WARRANTS         VALUE
WARRANTS  0.0%
FRANCE  0.0%

Vivendi Environnement, expiring 03/08/06 (a,b)
    (Cost $0) .........................................      6,605  $         2,709
                                                                       ------------
TOTAL LONG-TERM INVESTMENTS  95.4%
    (Cost $81,658,663) ................................                  80,609,286
                                                                       ------------
REPURCHASE AGREEMENT  5.6%
J.P Morgan Securities Inc. ($4,689,000 par collateralized by
    U.S. Government obligations in a pooled cash account,
    dated 12/31/01, to be sold on 01/02/02 at $4,689,378)
    (Cost $4,689,000) ............................................        4,689,000
                                                                       ------------
TOTAL INVESTMENTS IN SECURITIES  101.0%
    (Cost $86,347,663) ...........................................       85,298,286
                                                                       ------------
FOREIGN CURRENCY  0.1%
    (Cost $103,840) ..............................................          104,629
                                                                       ------------
TOTAL INVESTMENTS  101.1%
    (Cost $86,451,503) ...........................................       85,402,915
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.1)% ....................         (903,869)
                                                                       ------------
NET ASSETS  100.0% ...............................................      $84,499,046
                                                                       ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  SECURITY VALUED AT FAIR VALUE-SEE NOTE 1A TO FINANCIAL STATEMENTS.

           SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                          MARKET        PERCENT OF
INDUSTRY                                                   VALUE        NET ASSETS
Financials .....................................      $15,693,456           18.6%
Industrials ....................................       11,329,117           13.4
Consumer Staples ...............................       10,679,263           12.6
Consumer Discretionary .........................        9,668,382           11.4
Health Care ....................................        8,614,397           10.2
Telecommunication Services .....................        7,679,372            9.1
Information Technology .........................        5,009,868            5.9
Energy .........................................        4,780,012            5.7
Materials ......................................        4,407,215            5.2
Utilities ......................................        2,748,204            3.3
                                                      -----------           -----
                                                      $80,609,286           95.4%
                                                      ===========           =====

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)


ASSETS:
Total Investments (Cost $86,347,663) ...............................  $  85,298,286
Foreign Currency (Cost $103,840) ...................................        104,629
Receivables:
  Fund Shares Sold .................................................        120,489
  Foreign Withholding Tax Reclaim ..................................        103,459
  Investments Sold .................................................         96,405
  Dividends ........................................................         80,038
  Interest .........................................................            189
Other ..............................................................         31,820
                                                                      -------------
    Total Assets ...................................................     85,835,315
                                                                      -------------
LIABILITIES:
Payables:
  Fund Shares Repurchased ..........................................        700,530
  Custodian Bank ...................................................        237,244
  Investments Purchased ............................................        105,618
  Distributor and Affiliates .......................................         73,026
  Investment Advisory Fee ..........................................         57,943
  Administrative Fee ...............................................         24,239
  Directors' Fee ...................................................          1,521
Accrued Expenses ...................................................         68,601
Directors' Deferred Compensation and Retirement Plans ..............         67,547
                                                                      -------------
    Total Liabilities ..............................................      1,336,269
                                                                      -------------
NET ASSETS .........................................................  $  84,499,046
                                                                      ==============
NET ASSETS CONSIST OF:

Capital (Par value of $.001 per share with
  2,625,000,000 shares authorized) .................................   $103,795,084
Net Unrealized Depreciation on Investments
  and Foreign Currency Translations ................................     (1,069,557)
Accumulated Net Investment Loss ....................................       (760,113)
Accumulated Net Realized Loss ......................................    (17,466,368)
                                                                      -------------
NET ASSETS .........................................................  $  84,499,046
                                                                      =============
  Class A Shares:

     Net asset value and redemption price per share (Based
     on net assets of $42,839,960 and 3,861,437 shares of
     beneficial interest issued and outstanding) ...................       $  11.09
    Maximum sales charge (5.75%* of offering price) ................           0.68
                                                                      -------------
    Maximum offering price to public ...............................       $  11.77
                                                                      =============
  Class B Shares:

     Net asset value and offering price per share (Based on
     net assets of $32,898,349 and 3,019,956 shares of
     beneficial interest issued and outstanding) ...................       $  10.89
                                                                      =============
  Class C Shares:
     Net asset value and offering price per share (Based on
     net assets of $8,760,737 and 800,895 shares of
     beneficial interest issued and outstanding) ...................        $ 10.94
                                                                      =============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

Statement of Operations
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)


INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $39,080) ............   $    459,626
Interest ...........................................................        113,454
                                                                      -------------
    Total Income ...................................................        573,080
                                                                      -------------
EXPENSES:
Investment Advisory Fee ............................................        395,386
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $64,609, $175,311 and $51,585,
  respectively) ....................................................        291,505
Administrative Fee .................................................        128,176
Custody ............................................................         88,048
Legal ..............................................................         16,715
Directors' Fees and Related Expenses ...............................          6,145
Other ..............................................................         71,192
                                                                       ------------
    Total Expenses .................................................        997,167
    Less Expense Reductions ........................................        (29,173)
                                                                       ------------
    Net Expenses ...................................................        967,994
                                                                       ------------
NET INVESTMENT LOSS ................................................   $   (394,914)
                                                                       ============
Realized Gain/Loss:
  Investments ......................................................    $(8,155,864)
  Foreign Currency Transactions ....................................        514,749
  Futures ..........................................................       (894,541)
                                                                       ------------
Net Realized Loss ..................................................     (8,535,656)
                                                                       ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period ..........................................       (614,812)
  End of the Period:
    Investments ....................................................     (1,049,377)
    Foreign Currency Translations ..................................        (20,180)
                                                                       ------------
                                                                         (1,069,557)
                                                                       ------------
Net Unrealized Depreciation During the Period ......................       (454,745)
                                                                       ------------
NET REALIZED AND UNREALIZED LOSS ...................................    $(8,990,401)
                                                                       ============
NET DECREASE IN NET ASSETS FROM OPERATIONS .........................    $(9,385,315)
                                                                       ============

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                           SIX MONTHS ENDED   YEAR ENDED
                                                          DECEMBER 31, 2001  JUNE 30, 2001
                                                          -----------------  -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss ...............................  $    (394,914)  $      84,739
Net Realized Loss ........................................     (8,535,656)     (8,106,280)
Net Unrealized Depreciation During the Period ............       (454,745)    (18,217,878)
                                                            -------------   -------------
Change in Net Assets from Operations .....................     (9,385,315)    (26,239,419)
                                                            -------------   -------------
Distributions from and in Excess of Net Realized Gain
Class A Shares ...........................................             -0-       (653,940)
Class B Shares ...........................................             -0-       (540,153)
Class C Shares ...........................................             -0-       (149,019)
                                                            -------------   -------------
Total Distributions ......................................             -0-     (1,343,112)
                                                            -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ......     (9,385,315)    (27,582,531)
                                                            -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ................................    246,294,848     342,283,026
Net Asset Value of Shares Issued Through Dividend
   Reinvestment ..........................................             -0-      1,205,599
Cost of Shares Repurchased ...............................   (282,918,246)   (318,905,183)
                                                            -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .......    (36,623,398)     24,583,442
                                                            -------------   -------------
TOTAL DECREASE IN NET ASSETS .............................    (46,008,713)     (2,999,089)
NET ASSETS:

Beginning of the Period ..................................    130,507,759     133,506,848
                                                            -------------   -------------
End of the Period (Including accumulated net investment
   loss of $760,113 and $365,199, respectively) ..........  $  84,499,046   $ 130,507,759
                                                            =============   =============

Financial Highlights

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

 CLASS A SHARES


                                                                                                          JULY 1, 1996
                                                                                                          (COMMENCEMENT
                                              SIX MONTHS ENDED            YEAR ENDED JUNE 30,             OF INVESTMENT
                                                 DECEMBER 31,   ----------------------------------------  OPERATIONS) TO
                                                  2001(a)       2001(a)   2000(a)   1999(a)   1998(a)      JUNE 30,1997
                                                  ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................  $12.34        $15.58    $13.57    $14.85     $13.91        $12.00
                                                  ------        ------    ------    ------     ------        ------
  Net Investment Income/Loss ...................   (0.03)         0.07      0.04      0.05       0.17          0.17
  Net Realized and Unrealized
     Gain/Loss .................................   (1.22)        (3.16)     1.97     (0.91)      0.96          1.88
                                                  ------        ------    ------    ------     ------        ------
Total from Investment Operations ...............   (1.25)        (3.09)     2.01     (0.86)      1.13          2.05
                                                  ------        ------    ------    ------     ------        ------
Less:
  Distributions from and in Excess
     of Net Investment Income ..................   -0-           -0-       -0-       (0.26)     (0.18)        (0.13)
  Distributions from and in Excess
     of Net Realized Gain ......................   -0-           (0.15)    -0-       (0.16)     (0.01)        (0.01)
                                                  ------        ------    ------    ------     ------        ------
Total Distributions ............................   -0-           (0.15)    -0-       (0.42)     (0.19)        (0.14)
                                                  ------        ------    ------    ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD .......................................  $11.09        $12.34    $15.58    $13.57     $14.85        $13.91
                                                  ======        ======    ======    ======     ======        ======
Total Return* (b) ..............................  -10.06%**     -20.00%    14.81%    -5.54%      8.32%        17.30%**
Net Assets at End of the Period
  (In millions) ................................   $42.8         $77.1     $62.7     $45.6      $66.8         $22.0
Ratio of Expenses to Average
  Net Assets* ..................................    1.65%         1.60%     1.65%     1.65%      1.65%         1.65%
Ratio of Net Investment Income/Loss
  to Average Net Assets* .......................   (0.53)%        0.47%     0.26%     0.37%      1.19%         1.39%
Portfolio Turnover .............................      25%**         41%       66%       70%        35%           22%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
  Average Net Assets ...........................    1.68%       N/A         1.68%     1.71%      1.82%         2.50%
Ratio of Net Investment Income/Loss
  to Average Net Assets ........................   (0.56)%      N/A         0.23%     0.33%      1.02%         0.52%

** NON-ANNUALIZED

(A) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(B) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

Financial Highlights

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS B SHARES

                                                                                                          JULY 1, 1996
                                                                                                          (COMMENCEMENT
                                              SIX MONTHS ENDED            YEAR ENDED JUNE 30,             OF INVESTMENT
                                                 DECEMBER 31,   ----------------------------------------  OPERATIONS) TO
                                                  2001(a)       2001(a)   2000(a)   1999(a)   1998(a)      JUNE 30,1997
                                                  ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............................      $12.12        $15.35    $13.47    $14.72     $13.84        $12.00
                                                  ------        ------    ------    ------     ------        ------
  Net Investment Income/Loss................       (0.06)        (0.05)    (0.08)    (0.04)      0.05          0.10
  Net Realized and Unrealized
     Gain/Loss..............................       (1.17)        (3.03)     1.96     (0.90)      0.97          1.85
                                                  ------        ------    ------    ------     ------        ------
Total from Investment Operations............       (1.23)        (3.08)     1.88     (0.94)      1.02          1.95
                                                  ------        ------    ------    ------     ------        ------
Less:
  Distributions from and in Excess
     of Net Investment Income...............       -0-           -0-       -0-       (0.15)     (0.13)        (0.10)
  Distributions from and in Excess
     of Net Realized Gain...................       -0-           (0.15)    -0-       (0.16)     (0.01)        (0.01)
                                                  ------        ------    ------    ------     ------        ------
Total Distributions.........................       -0-           (0.15)    -0-       (0.31)     (0.14)        (0.11)
                                                  ------        ------    ------    ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD....................................      $10.89        $12.12    $15.35    $13.47     $14.72        $13.84
                                                  ======        ======    ======    ======     ======        ======
Total Return* (b)...........................      -10.07%**     -20.28%    14.12%    -6.28%      7.55%        16.40%**
Net Assets at End of the Period
  (In millions).............................       $32.9         $40.3     $55.6     $48.1      $51.5         $18.2
Ratio of Expenses to Average
  Net Assets*...............................        2.40%         2.35%     2.40%     2.40%      2.40%         2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets*....................       (1.28)%       (0.34)%   (0.55)%   (0.33)%     0.40%         0.54%
Portfolio Turnover..........................          25%**         41%       66%       70%        35%           22%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
  Average Net Assets.......................         2.43%       N/A         2.43%     2.46%      2.57%         3.34%
Ratio of Net Investment Income/Loss
  to Average Net Assets....................        (1.31)%      N/A        (0.58)%   (0.37)%     0.23%        (0.42)%

** NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5% CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

Financial Highlights

(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

CLASS C SHARES

                                                                                                          JULY 1, 1996
                                                                                                          (COMMENCEMENT
                                              SIX MONTHS ENDED            YEAR ENDED JUNE 30,             OF INVESTMENT
                                                 DECEMBER 31,   ----------------------------------------  OPERATIONS) TO
                                                  2001(a)       2001(a)   2000(a)   1999(a)   1998(a)      JUNE 30,1997
                                                  ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................  $12.18        $15.43    $13.52    $14.78     $13.83        $12.00
                                                  ------        ------    ------    ------     ------        ------
  Net Investment Income/Loss ...................   (0.11)        (0.05)    (0.09)    (0.03)      0.05          0.06
  Net Realized and Unrealized
     Gain/Loss .................................   (1.13)        (3.05)     2.00     (0.92)      0.99          1.88
                                                  ------        ------    ------    ------     ------        ------
Total from Investment Operations ...............   (1.24)        (3.10)     1.91     (0.95)      1.04          1.94
                                                  ------        ------    ------    ------     ------        ------
Less:
  Distributions from and in Excess
     of Net Investment Income ..................   -0-           -0-       -0-       (0.15)     (0.08)        (0.10)
  Distributions from and in Excess
     of Net Realized Gain ......................   -0-           (0.15)    -0-       (0.16)     (0.01)        (0.01)
                                                  ------        ------    ------    ------     ------        ------
Total Distributions ............................   -0-           (0.15)    -0-       (0.31)     (0.09)        (0.11)
                                                  ------        ------    ------    ------     ------        ------
NET ASSET VALUE, END OF THE
  PERIOD .......................................  $10.94        $12.18    $15.43    $13.52     $14.78        $13.83
                                                  ======        ======    ======    ======     ======        ======
Total Return* (b) ..............................  -10.11%**     -20.26%    14.13%    -6.25%      7.55%        16.27%**
Net Assets at End of the Period
  (In millions) ................................   $8.8          $13.1     $15.2     $14.2      $15.5          $9.2
Ratio of Expenses to Average
  Net Assets* ..................................    2.40%         2.35%     2.40%     2.40%      2.40%         2.40%
Ratio of Net Investment Income/Loss
  to Average Net Assets* .......................   (1.28)%       (0.35)%   (0.58)%   (0.26)%     0.36%         0.29%
Portfolio Turnover .............................      25%**         41%       66%       70%        35%           22%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to
  Average Net Assets............................    2.43%          N/A      2.43%     2.46%      2.56%         3.45%
Ratio of Net Investment Income/Loss
  to Average Net Assets..........................  (1.31)%         N/A     (0.61)%   (0.30)%     0.20%        (0.77)%

** NON-ANNUALIZED

(A) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(B) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

N/A  NOT APPLICABLE

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

The Van Kampen International Magnum Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in a portfolio of equity securities of non-U.S. issuers in accordance with the Morgan Stanley Capital International EAFE Index country weightings determined by the Fund's investment adviser. The Fund commenced operations on July 1, 1996.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $1,131,597, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At December 31, 2001, for federal income tax purposes, cost of long-and short-term investments is $86,347,663, the aggregate gross unrealized appreciation is $7,930,615 and the aggregate gross unrealized depreciation is $8,979,992, resulting in net unrealized depreciation on long- and short-term investments of $1,049,377.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


AVERAGE DAILY NET ASSETS                                          % PER ANNUM
First  $500 million ............................................        0.80%
Next $500 million ..............................................        0.75%
Over $1 billion ................................................        0.70%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the OSubadviserO, a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                         CLASS B
               CLASS A                                 AND CLASS C
          MAXIMUM OPERATING                         MAXIMUM OPERATING
            EXPENSE RATIO                             EXPENSE RATIO
                1.65%                                    2.40%

     For the period ended December 31, 2001, the Adviser voluntarily waived $29,173 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $8,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $15,852. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

     The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $30,961 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


     For the period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $100.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:


                                                    CONTINGENT DEFERRED SALES
                                                     CHARGE AS A PERCENTAGE
                                                        OF DOLLAR AMOUNT
                                                       SUBJECT  TO CHARGE
                                                  ------------------------------
YEAR OF REDEMPTION                                  CLASS B            CLASS C
First ............................................     5.00%             1.00%
Second ...........................................     4.00%              None
Third ............................................     3.00%              None
Fourth ...........................................     2.50%              None
Fifth ............................................     1.50%              None
Thereafter .......................................     None               None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $12,000 and CDSC on redeemed shares of Classes B and C of approximately $81,400. Sales charges do not represent expenses of the Fund.

                                                                       SIX MONTHS ENDED          YEAR ENDED
                                                                       DECEMBER 31, 2001        JUNE 30, 2001
                                                                       -----------------        -------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
    Subscribed .......................................................       20,484,972             24,278,281
    Distributions Reinvested .........................................               -0-                43,526
    Redeemed .........................................................      (22,876,052)           (22,092,415)
                                                                          -------------          -------------
  Net Increase/Decrease in Class A Shares Outstanding ................       (2,391,080)             2,229,392
                                                                          =============          =============
  Dollars:
    Subscribed .......................................................    $ 234,794,192          $ 315,058,316
    Distributions Reinvested .........................................               -0-               599,350
    Redeemed .........................................................     (264,975,025)          (288,332,330)
                                                                          -------------          -------------
  Net Increase/Decrease ..............................................    $ (30,180,833)        $   27,325,336
                                                                          =============          =============
  Ending Paid in Capital .............................................   $   52,530,073          $  82,942,164+
                                                                          =============          =============
CLASS B
  Shares:
    Subscribed .......................................................          171,938                635,691
    Distributions Reinvested .........................................               -0-                34,877
    Redeemed .........................................................         (476,826)              (965,256)
                                                                          -------------          -------------
  Net Decrease in Class B Shares Outstanding .........................         (304,888)              (294,688)
                                                                          =============          =============
  Dollars:
    Subscribed .......................................................  $     1,974,918        $     8,788,042
    Distributions Reinvested .........................................               -0-               471,888
    Redeemed .........................................................       (5,181,002)           (12,873,169)
                                                                          -------------          -------------
  Net Decrease .......................................................   $   (3,206,084)        $   (3,613,239)
                                                                          =============          =============
  Ending Paid in Capital .............................................   $   41,374,087          $  44,718,721+
                                                                          =============          =============
CLASS C
  Shares:
    Subscribed .......................................................          816,296              1,413,994
    Distributions Reinvested .........................................               -0-                 9,879
    Redeemed .........................................................       (1,087,040)            (1,339,687)
                                                                          -------------          -------------
  Net Increase/Decrease in Class C Shares Outstanding ................         (270,744)                84,186
                                                                          =============          =============
  Dollars:
    Subscribed .......................................................    $   9,525,738          $  18,436,668
    Distributions Reinvested .........................................               -0-               134,361
    Redeemed .........................................................      (12,762,219)           (17,699,684)
                                                                          -------------          -------------
  Net Increase/Decrease ..............................................   $   (3,236,481)       $       871,345
                                                                          =============          =============
  Ending Paid in Capital .............................................  $     9,890,924         $   13,169,342+
                                                                          =============          =============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
DIFFERENCES.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


4.INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Portfolio made purchases of $22,420,021 and sales of $30,803,735 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

     Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $144,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $33,800.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


value of such contract is included as a component of realized gain/loss on foreign currency transactions.

     At December 31, 2001, the Fund had no outstanding forward currency contracts.

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in foreign futures and typically closes the contract prior to the delivery date. These contracts are generally used to manage the porfolio's effective maturity and duration.

     Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

     Transactions in futures contracts for the period ended December 31, 2001, were as follows:

                                                                    CONTRACTS
Outstanding at June 30, 2001 ...................................           86
Futures Opened .................................................          205
Futures Closed .................................................         (291)
                                                                         ----
Outstanding at December 31, 2001 ...............................           -0-
                                                                         ====

      The Fund had no outstanding futures contracts as of December 31, 2001.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value*
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal
       Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-   visit our Web site at
    vankampen.com--
    to view a prospectus, select
    DOWNLOAD PROSPECTUS [ILLUSTRATION OF COMPUTER]

-   call us at (800) 341-2911
    Telecommunications
    Device for the Deaf (TDD)
    users, call (800)421-2833. [ILLUSTRATION OF PHONE]

-   e-mail us by visiting
    vankampen.com and
    selecting CONTACT US [ILLUSTRATION OF ENVELOPES]

*    Closed to new investors

**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN INTERNATIONAL MAGNUM FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Van Kampen
Privacy Notice

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com


Van Kampen
Investments
GENERATIONS OF EXPERIENCE-SM-

                                        Copyright(C)2002 Van Kampen Funds Inc.
                                        All rights reserved.
                                        461,561,661          Member NASD/SIPC.
                                        MSIM SAR 2/02          5297B02-AP-2/02

                              VAN KAMPEN
                              LATIN AMERICAN FUND
                              SEMIANNUAL REPORT

                              DECEMBER 31, 2001

                                   [GRAPHIC OF WOMAN WITH FLOWERS]

                              Privacy Notice information on the back.

                                                             VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                                                         TABLE OF CONTENTS

                                                                  OVERVIEW
                                                    LETTER TO SHAREHOLDERS     1
                                                         ECONOMIC SNAPSHOT     2

                                                       PERFORMANCE SUMMARY
                                                         RETURN HIGHLIGHTS     4

                                                     PORTFOLIO AT A GLANCE
                                                          TOP TEN HOLDINGS     5
                                                        TOP FIVE COUNTRIES     5
                                          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                                                         GLOSSARY OF TERMS     9

                                                            BY THE NUMBERS
                                                   YOUR FUND'S INVESTMENTS    10
                                                      FINANCIAL STATEMENTS    14
                                             NOTES TO FINANCIAL STATEMENTS    20

                                                    VAN KAMPEN INVESTMENTS
                                            THE VAN KAMPEN FAMILY OF FUNDS    28
                                BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29

          THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS
                          FOR THE FUND BEING OFFERED.

NOT FDIC INSURED.               MAY LOSE VALUE.               NO BANK GUARANTEE.

[SIDENOTE]

VAN KAMPEN WISHES PEACE AND PROSPERTIY TO ALL.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT

CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION

CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

     Dec     Mar     Jun     Sep     Dec     Mar     Jun     Sep     Dec
      99      00      00      00      00      01      01      01      01
    ----    ----    ----    ----    ----    ----    ----    -----    ----
    8.3%    4.8%    5.7%    1.3%    1.9%    1.3%    0.3%    -1.3%    0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

            INTEREST RATES   INFLATION
Dec 99           5.5%          2.7%
                 5.5%          2.7%
                5.75%          3.2%
Mar 00           6.0%          3.8%
                 6.0%          3.1%
                 6.5%          3.2%
Jun 00           6.5%          3.7%
                 6.5%          3.7%
                 6.5%          3.4%
Sep 00           6.5%          3.5%
                 6.5%          3.4%
                 6.5%          3.4%
Dec 00           6.5%          3.4%
                 5.5%          3.7%
                 5.5%          3.5%
Mar 01           5.0%          2.9%
                 4.5%          3.3%
                 4.0%          3.6%
Jun 01          3.75%          3.2%
                3.75%          2.7%
                 3.5%          2.7%
Sep 01           3.0%          2.6%
                 2.5%          2.1%
                 2.0%          1.9%
Dec 01          1.75%          1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                               PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                  A SHARES   B SHARES   C SHARES
--------------------------------------------------------------------------------
Six-month total return based on NAV(1)              -7.83%     -8.06%     -8.07%
--------------------------------------------------------------------------------
Six-month total return(2)                          -13.16%    -12.65%     -8.99%
--------------------------------------------------------------------------------
One-year total return(2)                            -8.55%     -8.35%     -4.50%
--------------------------------------------------------------------------------
Five-year average annual total return(2)             3.10%      3.43%      3.62%
--------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)          4.32%      8.66%      4.36%
--------------------------------------------------------------------------------
Commencement date                                   7/6/94     8/1/95     7/6/94
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

      SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO
      PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.    TELEFONOS DE MEXICO
      (TELMEX)                                                             10.8%
      Provides telecommunications services to residents of Mexico.

2.    PETROLEO BRASILEIRO
      (PETROBRAS)                                                           8.7%
      Distributes gasoline and other petroleum products in Brazil.

3.    AMERICA MOVIL                                                         7.4%
      Provides wireless communications services in South America.

4.    WAL-MART DE MEXICO                                                    5.7%
      Operates discount department stores and warehouse membership clubs in Mexico.

5.    GRUPO TELEVISA                                                        4.6%
      Owns and operates television and radio stations, publishing houses, and film production companies in Latin America.

6.    CEMEX                                                                 4.0%
      Produces cement, concrete, and aggregate for Spain, Latin
      America, and Indonesia.

7.    COMPANHIA DE BEBIDAS                                                  3.6%
      Brews, bottles and distributes beer and other beverages
      throughout South America.

8.    BANCO ITAU                                                            3.3%
      Provides financial services to businesses and consumers in
      Brazil.

9.    GRUPO FINANCIERO
      BBVA-BANCOMER                                                         3.2%
      Provides financial services to customers in Mexico.

10.   COMPANHIA VALE DO RIO
      DOCE (CVRD)                                                           3.2%
      Mines for and exports iron ore and other metals in Brazil.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

TOP FIVE COUNTRIES*
(AS A PERCENTAGE OF NET ASSETS)

                                               DECEMBER 31, 2001   JUNE 30, 2001
Mexico                                               48.4%           50.9%
Brazil                                               41.4%           37.0%
Chile                                                 7.0%            6.3%
Argentina                                             0.8%            2.1%
Venezuela                                             0.4%            1.6%

*     Subject to change daily.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN LATIN AMERICAN FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S EMERGING MARKETS TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE MICHAEL PERL, AN EXECUTIVE DIRECTOR; ANA CHRISTINA PIEDRAHITA, A VICE PRESIDENT; AND NARAYAN RAMACHANDRAN, A MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)   TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q     WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE FUND OVER THE PERIOD?

A Emerging market equities experienced two distinct phases of performance during the second half of 2001. The first three months of the period, leading up to the events of September 11, can be characterized by the markets' continued poor sentiment. Stocks were weighed down by the global economic slowdown and poor earnings outlook for listed companies. The U.S. economy, the world's engine for growth during the 1990s, appeared mired in recession, while Europe and Japan were experiencing their own economic problems. All eyes were focused on the U.S. domestic consumer, the sole significant driver of global economic activity.

      This pattern reversed sharply by the end of September as market sentiment swung sharply to optimism. Economic indicators in the United States turned marginally positive and markets around the world began to rally on expectations of a recovery in the U.S. economy in early 2002. Latin American markets staged a significant recovery during this period, rallying 27 percent from September 21 to the end of the year.

      While global economic developments influenced market performance, the most significant regional development was the crisis in Argentina. The country's well-publicized economic problems came to a head over the course of the period when the government finally recognized that its policy of pegging the peso to the U.S. dollar was unsustainable. After nearly four years of recession, the public took to the streets, leading to a series of government-appointed presidents each in turn being ousted by an angry populace. The government was ultimately forced to float the currency, which led to a sharp devaluation.

      Earlier in the year, the developments in Argentina had put negative pressure on other Latin markets, particularly Brazil. As the crisis unfolded, however, the "contagion effect" that had plagued emerging markets in the past was muted. By the end of the year, Brazil had rallied, pushing up returns. Throughout the period, the Mexican market, which has benefited from a steady re-rating over the year, was generally unaffected by developments in Argentina.

Q     HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, THE FUND RETURNED -7.83 PERCENT. PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

      By comparison, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index returned -6.17 percent for the same period. THE MSCI EMERGING MARKETS FREE LATIN AMERICA INDEX IS AN UNMANAGED BROAD-BASED MARKET CAPITALIZATION-WEIGHTED COMPOSITE INDEX COVERING AT LEAST 60 PERCENT OF THE MARKETS IN ARGENTINA, BRAZIL FREE, CHILE, COLOMBIA, MEXICO FREE, PERU AND VENEZUELA, INCLUDING DIVIDENDS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q     WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND IN THIS ENVIRONMENT?

A Our view remained that the global economy, led by the United States, formed a trough during the second half of 2001. While we believed economic activity was likely to pick up in the future, we believed the recovery could be muted. This concern led us to position the fund to benefit from a modest degree of economic recovery. In portfolio terms, this meant that relative to the benchmark index, we overweighted Mexican stocks. We anticipated that these stocks would benefit from strong management and moderate domestic growth prospects. We believed these overweights were complemented by below-market positions in countries that appeared, for structural reasons, likely to be left behind in a rally. We also continued to keep the fund entirely out of Argentine stocks.

      Across all markets, we emphasized stocks with strong secular growth prospects that our analysts could stand behind with a high degree of conviction. These stocks covered the style spectrum from growth to value. We also continued to reduce the fund's holdings in stocks and sectors that had deteriorating fundamentals in favor of those that we believed offered better prospects. In many cases, this trimming included stocks that had reached fair valuations.

Q     WHAT WERE SOME OF THE KEY TRENDS IN THE LATIN AMERICAN MARKETS?

A As discussed earlier, the Argentine crisis was the defining story for the region. While Argentina's troubles did not cause a full-blown crisis as happened in the Asian markets in 1998, Argentina did have a bit of a contagion effect on neighboring Brazil, which detracted modestly from the portfolio's performance. While Brazil faced some problems of its own, investors seemed to ignore these problems. Instead, Brazil was swamped by a general perception that the country's reliance on external financing made it vulnerable to fallout from Argentina. However, the two markets have since decoupled, which allowed Brazil to recover.

      Mexico was another interesting story. The country recently passed fiscal and tax reforms in the first half of 2001 that we believe substantially improved the country's future risk characteristics. As in most emerging economies, until recently, Mexico had a very poor rate of tax collection as a percentage of gross domestic product. In our view, this new legislation appears to be a step in the right direction toward rectifying that situation. Mexico also benefited from its close relationship with the United States and the Bush administration. As a result of these forces, the country has been on a steady path of ratings upgrades and has been perceived as a relatively less volatile region within emerging markets. These factors led us to overweight the fund's exposure to Mexico relative to its benchmark.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKETS?

A Even with the strong rebound in the last three months of 2001, we believe that coming into 2002, the emerging markets overall are generally very attractively valued after a long period of poor relative performance. The process of liberalization and reform is proceeding at different speeds in different countries, but may be sufficiently widespread to merit confidence in the improving prospects for many countries. These markets are generally export and commodity based, and as a result their economic health is partially dependent on the ongoing demand from other countries. We believe that these markets may be well positioned to benefit should the global economy stabilize and then rebound.

      Specifically, in Latin America, we are generally optimistic now that the Argentine crisis seems to no longer be negatively affecting the rest of the region. The decoupling from Argentina should allow markets such as Brazil to trade on their own fundamentals. In addition, the rate of economic recovery in the United States and the global appetite for credit should continue to impact Latin American markets. As we believe the United States is generally on a path of recovery, the long-term outlook for Latin American investing is positive in our opinion.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341 2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
DESCRIPTION                                                 SHARES           VALUE
COMMON STOCKS 79.3%
ARGENTINA  0.8%
Quilmes Industrial (Quinsa) S.A. ADR .....................      22,397   $   267,868
                                                                         -----------
BRAZIL  22.7%
Aracruz Celulose S.A. ADR ................................      26,725       485,861
Banco Bradesco S.A. ADR ..................................       5,092       130,864
CEMIG ADR (a) ............................................      10,953       158,709
Cia Paranaense de Energia ADR ............................         170         1,335
Cia Siderurgica Nacional .................................  22,556,300       356,255
Cia Siderurgica Nacional ADR .............................       5,500        88,660
Companhia de Bebidas das Americas ADR ....................      50,898     1,032,720
CVRD (a) .................................................      31,997           -0-
CVRD ADR .................................................      14,860       350,845
CVRD, Class A ............................................       5,000       112,505
Eletrobras ADR ...........................................         640         4,612
Eletrobras S.A. ..........................................  28,287,013       407,597
Embratel Participacoes, Class A  ADR .....................      14,870        61,859
Empresa Brasileira de Aeronautica S.A. ADR ...............      16,000       354,080
Gerdau S.A. ADR ..........................................       1,900        18,449
Lojas Arupau S.A. GDR (a) ................................      10,410           -0-
Petrobras S.A. ...........................................      28,821       654,615
Petrobras S.A. ADR .......................................      47,558     1,057,214
Petroleo Brasileiro ADR ..................................      48,000     1,118,400
Tele Centro S.A. ADR .....................................      65,000       455,000
Tele Norte Leste ADR .....................................      31,422       491,126
Telemar Norte Leste S.A. .................................  11,978,000       310,930
Telemig Celular ADR ......................................       1,140        42,887
Telesp Celular ADR .......................................      13,995       129,594
Unibanco GDR .............................................      12,680       282,764
Votorantim Celulose e Papel S.A. ADR (a) .................      11,140       196,621
                                                                         -----------
                                                                           8,303,502
                                                                         -----------
CHILE  7.0%
Banco de A. Edwards ADR ..................................      20,002       346,931
Banco Santander Chile ADR ................................       7,099       132,183
Banco Santiago S.A. ADR ..................................       7,750       172,437
CCU ADR ..................................................      16,986       302,351
Cia Telecom ADR (a) ......................................      55,570       747,972

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                 SHARES           VALUE
CHILI (CONTINUED)
D&S ADR ..................................................      11,180   $   146,458
Endesa ADR ...............................................      22,707       235,699
Enersis S.A. ADR .........................................      27,260       362,558
Quinenco S.A. ADR (a) ....................................      16,609       121,246
                                                                         -----------
                                                                           2,567,835
                                                                         -----------
COLOMBIA  0.0%
Valores Bavaria S.A. (a)                                             1           -0-
                                                                         -----------
MEXICO  48.4%
Alfa S.A., Class A .......................................     321,391       361,596
America Movil S.A. de C.V ................................     138,404     2,696,110
Carso Global Telecom, Class A1 (a) .......................      90,768       198,186
Cemex CPO ................................................     274,727     1,383,106
Cemex CPO ADR ............................................       3,810        94,107
FEMSA ....................................................      85,962       291,652
FEMSA ADR ................................................      20,041       692,417
Grupo Aeroportuario de Sureste S.A. de C.V. ADR (a) ......         900        13,860
Grupo Aeroportuario de Sureste S.A. de C.V., Class B (a) .     315,700       479,579
Grupo Carso S.A., Class A1 (a) ...........................      70,925       236,753
Grupo Financiero Bancomer S.A. de C.V., Class O (a) ......   1,266,300     1,164,159
Grupo Financiero Banorte S.A. de C.V., Class O (a) .......     176,498       370,690
Grupo Modelo S.A., Class C ...............................     153,388       344,984
Grupo Televisa S.A. GDR (a) ..............................      39,280     1,696,110
Kimberly-Clark de Mexico S.A., Class A ...................     374,875     1,128,277
Nueva Grupo Mexico S.A ...................................      55,520        54,991
Panamerican Beverages, Inc., Class A .....................      10,900       161,974
TAMSA ADR ................................................      34,722       310,415
Telmex ADR ...............................................     112,362     3,934,917
Wal-Mart de Mexico S.A. de C.V., Class C .................     406,505       956,535
Wal-Mart de Mexico S.A. de C.V., Class V .................     413,666     1,131,843
                                                                         -----------
                                                                          17,702,261
                                                                         -----------
VENEZUELA  0.4%
CANTV ADR ................................................      10,686       150,138
                                                                         -----------
TOTAL COMMON STOCKS  79.3%
    (Cost $25,625,093) ...................................                28,991,604
                                                                         -----------
PREFERRED STOCKS  18.7%
BRAZIL  18.7%
Banco Bradesco S.A ....................................... 146,905,889       794,601
Banco Itau S.A ...........................................  16,071,210     1,223,874
Banco Nacional S.A. (a,b) ................................    8,11,000           -0-
Brasil Telecom Participacoes S.A .........................  53,643,829       306,404
Celular CRT (a) ..........................................   1,005,748       217,152
CEMIG (a) ................................................  38,945,919       556,129

SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                            MARKET
DESCRIPTION                                                 SHARES           VALUE
BRAZIL (CONTINUED)
Companhia de Bebidas das Americas ........................   1,430,000   $   294,539
Copel, Class B ...........................................  50,940,450       370,316
CVRD .....................................................      30,106       699,564
Eletrobras ADR ...........................................      22,645       152,895
Eletrobras, Class B ......................................  30,464,200       411,286
Embratel Participacoes, Class A ..........................  34,398,000       147,356
Gerdau S.A ...............................................  34,707,134       321,390
Itausa S.A ...............................................     378,454       355,364
Lojas Arapua S.A. (a,b) ..................................  19,195,300           -0-
Petroleo Brasileiro S.A ..................................      15,283       338,263
Tele Centro Sul ..........................................  34,632,454       272,894
Tele Norte Celular ....................................... 160,846,568        72,384
Tele Norte Leste .........................................   6,602,000       104,272
Telemig Celular ..........................................  34,802,000        63,098
Telesp Celular ...........................................  14,618,589        53,768
Votorantim Celulose e Papel S.A ..........................   2,346,000        82,014
                                                                         -----------
TOTAL PREFERRED STOCKS  18.7%
    (Cost $6,475,629) ................................................     6,837,563
                                                                         -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
    (Cost $32,100,722) ...............................................    35,829,167
                                                                         -----------

                                               SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                     MARKET
DESCRIPTION                                                           VALUE
REPURCHASE AGREEMENT 2.8%
J.P. Morgan Securities Inc. ($1,039,000 par collateralized
    by U.S. Government obligations in a pooled cash account,
    dated 12/31/01, to be sold on 01/02/02 at $1,039,084)
    (Cost $1,039,000) .........................................    $  1,039,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES 100.8%
    (Cost $33,139,722) ........................................      36,868,167
                                                                   ------------
FOREIGN CURRENCY 0.2%
    (Cost $84,929) ............................................          86,101
                                                                   ------------
TOTAL INVESTMENTS 101.0%
    (Cost $33,224,651) ........................................      36,954,268

LIABILITIES IN EXCESS OF OTHER ASSETS (1.0)% ..................       (383,664)
                                                                   ------------

NET ASSETS 100% ...............................................    $ 36,570,604
                                                                   ============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)   144A SECURITY - CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

ADR - AMERICAN DEPOSITARY RECEIPT

CPO - CERTIFICATE OF PARTICIPATION

GDR - GLOBAL DEPOSITARY RECEIPT

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                       MARKET         PERCENT OF
INDUSTRY                                                VALUE         NET ASSETS
Telecommunication Services .......................   $10,456,048         28.6%
Materials ........................................     5,372,644         14.7
Financials .......................................     4,618,504         12.6
Consumer Discretionary ...........................     3,784,488         10.3
Consumer Staples .................................     3,534,964          9.7
Energy ...........................................     3,478,906          9.5
Utilities ........................................     2,661,136          7.3
Industrials ......................................     1,922,477          5.3
                                                     -----------         -----
                                                     $35,829,167         98.0%
                                                     ===========         =====

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $33,139,722)                                          $ 36,868,167
Foreign Currency (Cost $84,929)                                                     86,101
Receivables:
  Dividends                                                                        157,244
  Fund Shares Sold                                                                     811
  Interest                                                                              42
Other                                                                               30,125
                                                                              ------------
    Total Assets                                                                37,142,490
                                                                              ============
LIABILITIES:
Payables:
  Investment Advisory Fee                                                           84,872
  Distributor and Affiliates                                                        40,663
  Fund Shares Repurchased                                                           34,525
  Administrative Fee                                                                 8,837
  Custodian Bank                                                                     3,203
  Directors' Fee                                                                     1,568
Net Unrealized Loss on Foreign Currency Exchange Contracts                         353,199
Directors' Deferred Compensation and Retirement Plans                               37,333
Accrued Expenses                                                                     7,686
                                                                              ------------
    Total Liabilities                                                              571,886
                                                                              ------------
NET ASSETS                                                                    $ 36,570,604
                                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per Share with 2,625,000,000 Shares Authorized)   $ 66,307,780
Net Unrealized Appreciation on Investments
  and Foreign Currency Translations                                              3,376,345
Accumulated Net Investment Loss                                                    (94,069)
Accumulated Net Realized Loss                                                  (33,019,452)
                                                                              ------------
NET ASSETS                                                                    $ 36,570,604
                                                                              ============
  Class A Shares:
    Net assset value and redemption price per share (Based on net assets of $18,385,871 and 1,587,164 shares of beneficial interest issued and
    outstanding)                                                              $      11.58
    Maximum sales charge (5.75%* of offering price)                                   0.71
                                                                              ------------
    Maximum offering price to public                                          $      12.29
                                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $12,165,212 and 1,094,119 shares of beneficial interest issued and
    outstanding)                                                              $      11.12
                                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $6,019,521 and 541,709 shares of beneficial interest issued and
    outstanding)                                                              $      11.11
                                                                              ============

*     ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

                                               SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,580)              $   408,501
Interest                                                                 21,723
                                                                    -----------
    Total Income                                                        430,224
                                                                    -----------
EXPENSES:
Investment Advisory Fee                                                 236,234
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B and C of $24,014, $60,404 and
  $28,415, respectively)                                                112,833
Administrative Fee                                                       48,759
Custody                                                                  32,163
Filing and Registration Fees                                             28,065
Legal                                                                    11,203
Directors' Fees and Related Expenses                                      6,214
Other                                                                    52,343
                                                                    -----------
    Total Expenses                                                      527,814
    Less Expense Reductions                                             (43,168)
                                                                    -----------
    Net Expenses                                                        484,646
                                                                    -----------
NET INVESTMENT LOSS                                                 $   (54,422)
                                                                    ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments                                                       $(2,623,878)
  Foreign Currency Transactions                                         (18,553)
                                                                    -----------
Net Realized Loss                                                    (2,642,431)
                                                                    -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period                                             4,745,021
  End of the Period:
    Investments                                                       3,728,445
    Foreign Currency Translations                                      (352,100)
                                                                    -----------
                                                                      3,376,345
                                                                    -----------
Net Unrealized Depreciation During the Period                        (1,368,676)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS                                    $(4,011,107)
                                                                    ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS                          $(4,065,529)
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31, 2001    JUNE 30, 2001
                                                    -----------------    -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/Loss                            $    (54,422)       $    298,510
Net Realized Loss                                       (2,642,431)         (9,130,107)
Net Unrealized Appreciation/Depreciation During the
   Period                                               (1,368,676)            833,397
                                                      ------------        ------------
Change in Net Assets from Operations                    (4,065,529)         (7,998,200)
                                                      ------------        ------------
Distributions from and in Excess of Net Investment
   Income:
Class A Shares                                            (160,984)                -0-
Class B Shares                                             (22,312)                -0-
Class C Shares                                             (10,984)                -0-
                                                      ------------        ------------
Total Distributions                                       (194,280)                -0-
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
   ACTIVITIES                                           (4,259,809)         (7,998,200)
                                                      ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                9,610,559          27,483,634
Net Asset Value of shares Issued Through Dividend
   Reinvestment                                            169,057                 -0-
Cost of shares Repurchased                             (17,243,655)        (40,123,085)
                                                      ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                                         (7,464,039)        (12,639,451)
                                                      ------------        ------------
TOTAL DECREASE IN NET ASSETS                           (11,723,848)        (20,637,651)
NET ASSETS:
Beginning of the Period                                 48,294,452          68,932,103
                                                      ------------        ------------
End of the Period (Including accumulated
   net investment income of $(94,069)
   and $154,633, respectively)                        $ 36,570,604        $ 48,294,452
                                                      ============        ============

                                               SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                        YEAR ENDED JUNE 30,
CLASS A SHARES                  DECEMBER 31,    ---------------------------------------------------
                                   2001(a)      2001(a)     2000(a)   1999(a)    1998(a)      1997
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $12.70       $ 14.24     $11.54    $11.42     $ 17.39     $12.63
                                   ------       -------     ------    ------     -------     ------
  Net Investment Income/Loss          -0-          0.11       0.04      0.09       (0.01)      0.02
  Net Realized and Unrealized
    Gain/Loss                       (1.02)        (1.65)      2.66      0.19       (2.73)      6.46
                                   ------       -------     ------    ------     -------     ------
Total from Investment
  Operations                        (1.02)        (1.54)      2.70      0.28       (2.74)      6.48
                                   ------       -------     ------    ------     -------     ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                          (0.10)          -0-        -0-     (0.11)        -0-      (0.09)
  Distributions from and in
    Excess of Net Realized
    Gain                              -0-           -0-        -0-     (0.05)      (3.23)     (1.63)
                                   ------       -------     ------    ------     -------     ------
Total Distributions                 (0.10)          -0-        -0-     (0.16)      (3.23)     (1.72)
                                   ------       -------     ------    ------     -------     ------
NET ASSET VALUE, END OF
  THE PERIOD                       $11.58       $ 12.70     $14.24    $11.54     $ 11.42     $17.39
                                   ======       =======     ======    ======     =======     ======

Total Return*(b)                    -7.83%**     -10.74%     23.29%     3.00%     -17.37%     57.32%
Net Assets at End of
  the Period (In millions)         $ 18.4       $  26.5     $ 38.5    $ 34.1     $  44.4     $ 84.4
Ratio of Expenses to Average
  Net Assets*                        2.32%         2.18%      2.17%     2.20%       2.25%      2.24%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                       (0.04)%        0.84%      0.31%     0.98%      (0.09)%    (0.08)%
Portfolio Turnover                     22%**         61%        78%      163%        249%       241%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL RETURN WOULD HAVE BEEN
      LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         2.44%         2.20%      2.38%     2.44%       2.41%      2.77%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                        (0.16)%        0.82%      0.10%     0.74%      (0.24)%    (0.61)%
Ratio of Expenses to Average Net
  Assets Excluding Country Tax
  Expense and Interest Expense       2.10%         2.10%      2.10%     2.10%       2.10%      2.10%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES INVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OF MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

                                 SIX MONTHS
                                   ENDED                        YEAR ENDED JUNE 30,
CLASS B SHARES                  DECEMBER 31,    ---------------------------------------------------
                                   2001(a)      2001(a)     2000(a)   1999(a)    1998(a)      1997
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $12.12       $ 13.70     $11.19    $11.03     $ 16.99     $12.45
                                   ------       -------     ------    ------     -------     ------
  Net Investment
    Income/Loss                     (0.03)         0.01      (0.06)     0.02       (0.08)     (0.03)
  Net Realized and
    Unrealized Gain/Loss            (0.95)        (1.59)      2.57      0.22       (2.65)      6.28
                                   ------       -------     ------    ------     -------     ------
Total from Investment
  Operations                        (0.98)        (1.58)      2.51      0.24       (2.73)      6.25
                                   ------       -------     ------    ------     -------     ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                          (0.02)          -0-        -0-     (0.03)        -0-      (0.08)
  Distributions from and in
    Excess of Net Realized
    Gain                              -0-           -0-        -0-     (0.05)      (3.23)     (1.63)
                                   ------       -------     ------    ------     -------     ------
Total Distributions                 (0.02)          -0-        -0-     (0.08)      (3.23)     (1.71)
                                   ------       -------     ------    ------     -------     ------
NET ASSET VALUE, END OF
  THE PERIOD                       $11.12       $ 12.12     $13.70    $11.19     $ 11.03     $16.99
                                   ======       =======     ======    ======     =======     ======
Total Return*(b)                    -8.06%**     -11.39%     22.32%     2.47%     -17.82%     56.17%
Net Assets at End of the
  Period (In millions)             $ 12.2       $  14.5     $ 19.6    $ 18.6     $  24.2%    $ 14.3
Ratio of Expenses to Average
  Net Assets*                        3.07%         2.93%      2.92%     2.96%       2.99%      2.99%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                       (0.79)%        0.09%     (0.47)%    0.20%      (0.58)%    (0.78)%
Portfolio Turnover                     22%**         61%        78%      163%        249%       241%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         3.19%         2.95%      3.13%     3.20%       3.16%      3.55%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                        (0.91)%        0.07%     (0.68)%   (0.04)%     (0.73)%    (1.34)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                            2.85%         2.85%      2.85%     2.85%       2.85%      2.85%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES INVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                               SEE NOTES TO FINANCIAL STATEMENTS

                                 SIX MONTHS
                                   ENDED                        YEAR ENDED JUNE 30,
CLASS C SHARES                  DECEMBER 31,    ---------------------------------------------------
                                   2001(a)      2001(a)     2000(a)   1999(a)    1998(a)      1997
                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD                    $12.11       $ 13.69     $11.18    $11.04     $ 17.01     $12.43
                                   ------       -------     ------    ------     -------     ------
  Net Investment
    Income/Loss                     (0.03)         0.01      (0.06)     0.02       (0.11)     (0.07)
  Net Realized and
    Unrealized Gain/Loss            (0.95)        (1.59)      2.57      0.20       (2.63)      6.31
                                   ------       -------     ------    ------     -------     ------
Total from Investment
  Operations                        (0.98)        (1.58)      2.51      0.22       (2.74)      6.24
                                   ------       -------     ------    ------     -------     ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income                          (0.02)          -0-        -0-     (0.03)        -0-      (0.03)
  Distributions from and in
    Excess of Net Realized
    Gain                              -0-           -0-        -0-     (0.05)      (3.23)     (1.63)
                                   ------       -------     ------    ------     -------     ------
Total Distributions                 (0.02)          -0-        -0-     (0.08)      (3.23)     (1.66)
                                   ------       -------     ------    ------     -------     ------
NET ASSET VALUE, END OF
  THE PERIOD                       $11.11       $ 12.11     $13.69    $11.18     $ 11.04     $17.01
                                   ======       =======     ======    ======     =======     ======
Total Return*(b)                    -8.07%**     -11.40%     22.34%     2.28%     -17.86%     56.04%
Net Assets of End of the
Period (In millions)               $  6.0       $   7.2     $ 10.8    $ 10.4     $  14.6     $ 20.3
Ratio of Expenses to Average
  Net Assets*                        3.07%         2.93%      2.92%     2.96%       3.00%      2.99%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets*                       (0.79)%        0.05%     (0.47)%    0.23%      (0.77)%    (0.79)%
Portfolio Turnover                     22%**         61%        78%      163%        249%       241%

*     IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
      RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets                         3.19%         2.95%      3.13%     3.20%       3.16%      3.56%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets                        (0.91)%        0.03%     (0.68)%   (0.01)%     (0.93)%    (1.36)%
Ratio of Expenses to Average
  Net Assets Excluding Country
  Tax Expense and Interest
  Expense                            2.85%         2.85%      2.85%     2.85%       2.85%      2.85%

**    NON-ANNUALIZED

(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES INVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE . IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      The Van Kampen Latin American Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity securities of Latin American issuers and investing in debt securities issued or guaranteed by Latin American governments or governmental entities. Under normal market conditions, the Fund invests primarily in equity securities. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All #Notes to Financial Statements December 31, 2001 (Unaudited)other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

      The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

      The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $19,709,739 which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

      At December 31, 2001, for federal income tax purposes, cost of long-and short-term investments is $33,139,722, the aggregate gross unrealized appreciation is $6,567,159 and the aggregate gross unrealized depreciation is $2,838,714, resulting in net unrealized appreciation on long- and short-term investments of $3,728,445.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

      The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to #Notes to Financial Statements December 31, 2001 (Unaudited)the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                             % PER ANNUM
First $500 million                                                      1.25%
Next $500 million                                                       1.20%
Over $1 billion                                                         1.15%

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

      The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                      CLASS B
                       CLASS A                      AND CLASS C
                  MAXIMUM OPERATING              MAXIMUM OPERATING
                    EXPENSE RATIO                  EXPENSE RATIO
                        2.10%                          2.85%

      For the period ended December 31, 2001, the Adviser voluntarily waived $43,168 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

      For the period ended December 31, 2001, the Fund recognized expenses of approximately $600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $9,200, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" #Notes to Financial Statements December 31, 2001 (Unaudited)expense in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $12,269. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $29,627 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

      For the Period ended December 31, 2001, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $900.

3. CAPITAL TRANSACTIONS

The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                       CONTINGENT DEFERRED SALES
                                                        CHARGE AS A PERCENTAGE
                                                           OF DOLLAR AMOUNT
                                                          SUBJECT TO CHARGE
                                                       -------------------------
YEAR OF REDEMPTION                                     CLASS B           CLASS C
First                                                    5.00%             1.00%
Second                                                   4.00%              None
Third                                                    3.00%              None
Fourth                                                   2.50%              None
Fifth                                                    1.50%              None
Thereafter                                                None              None

      For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $1,100 and CDSC on redeemed shares of Classes B and C of approximately $17,900. #Notes to Financial Statements December 31, 2001 (Unaudited)Sales charges do not represent expenses of the Fund.

                                               SIX MONTHS ENDED      YEAR ENDED
                                               DECEMBER 31, 2001    JUNE 30, 2001
                                               -----------------    -------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
   Subscribed                                          848,110          1,935,090
   Distributions Reinvested                             12,691                -0-
   Redeemed                                         (1,363,550)        (2,550,093)
                                                  ------------       ------------
  Net Decrease in Class A Shares Outstanding          (502,749)          (615,003)
                                                  ============       ============
  Dollars:
   Subscribed                                     $  9,237,753       $ 25,412,274
   Distributions Reinvested                            140,105                -0-
   Redeemed                                        (15,225,680)       (32,871,618)
                                                  ------------       ------------
  Net Decrease                                    $ (5,847,822)      $ (7,459,344)
                                                  ============       ============
  Ending Paid in Capital                          $ 32,709,389       $ 38,557,207+
                                                  ============       ============
CLASS B
  Shares:
   Subscribed                                           17,183            105,222
   Distributions Reinvested                              1,892                -0-
   Redeemed                                           (122,518)          (341,368)
                                                  ------------       ------------
  Net Decrease in Class B Shares Outstanding          (103,443)          (236,146)
                                                  ============       ============
  Dollars:
   Subscribed                                     $    179,734       $  1,328,015
   Distributions Reinvested                             20,053                -0-
   Redeemed                                         (1,235,240)        (4,207,182)
                                                  ------------       ------------
  Net Decrease                                    $ (1,035,453)      $ (2,879,167)
                                                  ============       ============
  Ending Paid in Capital                          $ 22,456,791       $ 23,492,244+
                                                  ============       ============
CLASS C
  Shares:
   Subscribed                                           18,839             59,180
   Distributions Reinvested                                839                -0-
   Redeemed                                            (75,426)          (248,704)
                                                  ------------       ------------
  Net Decrease in Class C Shares Outstanding           (55,748)          (189,524)
                                                  ============       ============
  Dollars:
   Subscribed                                     $    193,072       $    743,345
   Distributions Reinvested                              8,899                -0-
   Redeemed                                           (782,735)        (3,044,285)
                                                  ------------       ------------
  Net Decrease                                    $   (580,764)      $ (2,300,940)
                                                  ============       ============
  Ending Paid in Capital                          $ 11,141,600       $ 11,722,364+
                                                  ============       ============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

4. INVESTMENT TRANSACTIONS

For the period ended December 31, 2001, the Fund made purchases of $7,932,775 and sales of $15,469,605 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $54,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $9,600.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

      The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

      At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                     UNREALIZED
                                                       CURRENT      APPRECIATION/
FORWARD CURRENCY CONTRACTS                              VALUE       DEPRECIATION
LONG CONTRACTS:
Mexican Peso, 33,969,693 expiring 1/18/02            $3,708,002       $ 123,001
                                                     ----------       ---------
SHORT CONTRACTS:
Mexican Peso, 46,091,761 expiring 1/18/02             5,031,200        (476,200)
                                                     ----------       ---------
                                                                      $(353,199)
                                                                      =========

                             VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

GROWTH AND INCOME

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

GLOBAL/INTERNATIONAL

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

INCOME

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

CAPITAL PRESERVATION

   Reserve
   Tax Free Money

SENIOR LOAN

   Prime Rate Income Trust
   Senior Floating Rate

TAX FREE

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

o     visit our Web site at
      vankampen.com --
      to view a prospectus, select           [ILLUSTRATION OF COMPUTER GRAPHIC]
      DOWNLOAD PROSPECTUS

o     call us at (800) 341-2911
      Telecommunications
      Device for the Deaf (TDD)                 [ILLUSTRATION OF PHONE GRAPHIC]
      users, call (800)421-2833.

o     e-mail us by visiting
      vankampen.com and
      selecting CONTACT US                  [ILLUSTRATION OF ENVELOPES GRAPHIC]

*     Closed to new investors
**    Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN LATIN AMERICAN FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN*- Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND ADMINISTRATOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER

MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 vankampen.com

                                   VAN KAMPEN
                                   INVESTMENTS

                          GENERATIONS OF EXPERIENCE(SM)


                    Copyright(C) 2002 Van Kampen Funds Inc. All rights reserved.
                    459, 559, 659                             Member NASD/SIPC.
                    MSLA SAR 2/02                               5300B02-AP-2/02

VAN KAMPEN
MID CAP GROWTH FUND

SEMIANNUAL REPORT
DECEMBER 31, 2001

[WOMAN WITH FLOWERS]

Privacy Notice information on the back.

[VAN KAMPEN LOGO]
GENERATIONS OF EXPERIENCE-TM-

                           TABLE OF CONTENTS

                                    OVERVIEW
                      LETTER TO SHAREHOLDERS     1
                           ECONOMIC SNAPSHOT     2

                         PERFORMANCE SUMMARY
                           RETURN HIGHLIGHTS     4

                       PORTFOLIO AT A GLANCE
                            TOP TEN HOLDINGS     5
                            TOP FIVE SECTORS     5
            Q&A WITH YOUR PORTFOLIO MANAGERS     6
                           GLOSSARY OF TERMS    10

                              BY THE NUMBERS
                     YOUR FUND'S INVESTMENTS    11
                        FINANCIAL STATEMENTS    16
               NOTES TO FINANCIAL STATEMENTS    22

                      VAN KAMPEN INVESTMENTS
              THE VAN KAMPEN FAMILY OF FUNDS    28
  BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

VAN KAMPEN
WISHES PEACE
AND PROSPERITY
TO ALL.


NOT FDIC INSURED.               MAY LOSE VALUE.              NO BANK GUARANTEE.

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,
As the new year begins, Van Kampen wishes peace, prosperity and hope to all. With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

OVERVIEW

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

[CHART]

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES

(DECEMBER 31, 1999--DECEMBER 31, 2001)

Dec 99                    8.3%
Mar 00                    4.8%
Jun 00                    5.7%
Sep 00                    1.3%
Dec 00                    1.9%
Mar 01                    1.3%
Jun 01                    0.3%
Sep 01                   -1.3%
Dec 01                    0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

               INTEREST RATES   INFLATION
         Dec 99             5.5%        2.7%
                            5.5%        2.7%
                           5.75%        3.2%
         Mar 00             6.0%        3.8%
                            6.0%        3.1%
                            6.5%        3.2%
         Jun 00             6.5%        3.7%
                            6.5%        3.7%
                            6.5%        3.4%
         Sep 00             6.5%        3.5%
                            6.5%        3.4%
                            6.5%        3.4%
         Dec 00             6.5%        3.4%
                            5.5%        3.7%
                            5.5%        3.5%
         Mar 01             5.0%        2.9%
                            4.5%        3.3%
                            4.0%        3.6%
         Jun 01            3.75%        3.2%
                           3.75%        2.7%
                            3.5%        2.7%
         Sep 01             3.0%        2.6%
                            2.5%        2.1%
                            2.0%        1.9%
         Dec 01            1.75%        1.6%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                 A SHARES     B SHARES   C SHARES
----------------------------------------------------------------------------------
Six-month total return based on NAV(1)           -15.07%      -15.35%      -15.46%
----------------------------------------------------------------------------------

Six-month total return(2)                        -19.96%      -19.58%      -16.30%
----------------------------------------------------------------------------------

One-year total return(2)                         -34.31%      -34.18%     -31.55%
----------------------------------------------------------------------------------

Life-of-Fund average annual total return(2)      -11.27%      -10.68%       -9.50%
----------------------------------------------------------------------------------

Commencement date                               10/25/99     10/25/99     10/25/99
----------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.   TITAN                                                                2.3%
     Provides computer and communication systems to businesses and governments worldwide.


2.   NETWORK ASSOCIATES                                                   2.1%
     Develops security and network management software.


3.   LAMAR ADVERTISING                                                    2.1%
     Owns outdoor advertising structures throughout North America.


4.   CONCORD EFS                                                          2.0%
     Manufactures credit-card processing equipment and automatic teller machines.


5.   POLYCOM                                                              1.9%
     Makes long-distance video-, audio-, and data-conferencing products.


6.   L-3 COMMUNICATIONS                                                   1.9%
     Manufactures secure and specialized communications systems for satellite, avionics and marine applications.


7.   ELECTRONIC ARTS                                                      1.8%
     Develops video games for computers and game consoles.


8.   BIOVAIL                                                              1.8%
     Develops time-release drug-delivery systems for pharmaceuticals.


9.   AFFILIATED COMPUTER SERVICES                                         1.7%
     Provides information technology services to clients worldwide.


10.  GENZYME                                                              1.7%
     Develops products and provides services for the biotechnology and health care industries.

+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[CHART]

     TOP FIVE SECTORS*

(AS A PERCENTAGE OF NET ASSETS)

                                              December 31, 2001          June 30, 2001
Technology                                          25.2%                    25.2%
Health Care                                         22.4%                    19.0%
Consumer Services                                   14.3%                    12.5%
Heavy Industry/Transportation                       11.4%                    13.6%
Financial Services                                   7.2%                     6.7%

*   SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MID CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD THAT ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DENNIS LYNCH, A VICE PRESIDENT; DAVID CHU, AN EXECUTIVE DIRECTOR; DAVID COHEN, A VICE PRESIDENT; AND JOHN ROSCOE, A VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1)TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q    HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS?

A    The environment continued to be challenging for the fund's investment universe, which consists of mid-cap growth stocks. The fund returned a disappointing -15.07 percent during the six-month reporting period that ended December 31, 2001, compared to -1.63 percent for the fund's benchmark, the Standard & Poor's Mid Cap 400 Index. RETURN FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO
0.25 PERCENT AND EXCLUDING THE MAXIMUM SALES CHARGE OF 5.75 PERCENT. IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT WWW.VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. THE S&P MID CAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q    WHY DID THE FUND UNDERPERFORM THE S&P MID CAP 400 INDEX?

A    The fund's significant underperformance resulted largely from investors'
continued preference for value stocks over growth stocks, especially during the year's third quarter. This situation reversed itself during October and November, but that was not enough to make up for the earlier challenging environment.

Q    WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?

A    The past six months were very volatile for stocks. The Federal Reserve
Board lowered interest rates five times--sending them to 40-year lows--yet economists agreed that the U.S. economy was officially in recession. While this economic slowdown began before the September 11 terrorist attacks, the attacks worsened an already bad situation. Stock prices plunged for several days afterwards. Many investors, however, appeared to believe that the economy couldn't could not get much worse and that stock values had reached unreasonably low levels. As a result, they once again started buying equities. As it became clear that the economy was healthier than initially feared, stocks rebounded even more. By the end of the year, in fact, the Standard & Poor's 500 Index had risen 20 percent since its September 21 low. But despite this year-end surge, all the major stock indexes lost value during the six-month reporting period.

Q    HOW DID YOU MANAGE THE FUND DURING THE REPORTING PERIOD?

A    We stuck to our basic investment strategy when selecting stocks for the fund. As always, our process involved four steps. First, we did in-depth research to exclude certain companies--those whose market capitalization fell outside a certain range or whose earnings grew too slowly. Second, we examined company fundamentals--such as profit margins, revenue growth, management quality and competitive position. For companies clearing those two hurdles, we then excluded those we thought had excessive valuations. Finally, to maintain enough portfolio diversification, we selected stocks we thought would fit well with the rest of the fund's holdings.

     Meanwhile, we also continued to balance the portfolio between what we believe to be aggressive growers, such as companies that are highly sensitive to economic cycles and potentially poised to outperform during a recovery; and moderate growers, which tend to maintain their earnings during a slowing economy and offer potential downside protection.

Q    IN LIGHT OF MARKET CONDITIONS, DID YOU MAKE ANY ADJUSTMENTS TO THE
     PORTFOLIO?

A    Yes, we made a number of changes. These changes were to reduce the fund's exposure to vulnerable areas of the market and increase our weighting in companies we believed could benefit in a changed investing environment. For example, we reduced the fund's already-modest holdings in the airline industry, which was hard-hit after September 11 and, in our opinion, likely to continue suffering for the near-term future. We also cut back the fund's exposure to other fundamentally weak businesses, such as telecommunications equipment and utilities.

     At the same time, we added to holdings in stocks we believed might benefit in the new economic climate. For example, we further shifted some of the fund's assets into defense-related stocks. Even before September 11 altered the military landscape, we believed U.S. defense spending was likely to increase--the result of a new federal administration and a decade of cutbacks. Accordingly, we invested in companies such as

L3 Communications, which makes secure communications systems; and Mercury Computer, a developer of digital signal processing systems.

     We also shifted the fund's technology-investing focus somewhat. Before, we invested significantly in software and technology-services stocks. With the information-technology spending still slow, however, we believed these businesses could continue to suffer. Instead, we invested in tech companies that provide "must have" products and services, as opposed to "nice to haves." Specifically, these included businesses that facilitate network management, counteract computer viruses or provide Internet security. Examples included Network Associates, BMC Software and Affiliated Computer Services.

Q    WHICH STOCKS HELPED FUND PERFORMANCE?

A    The fund benefited from investing in a handful of health-care companies, which continued to generate earnings growth, even in the midst of a recession. One of the fund's best performers during the period was Tenet Healthcare. This hospital-management company profited from effective cost controls and strong demand for health-care services. We recently sold the fund's holdings in Tenet after the stock grew large, given the fund's focus on mid-capitalization stocks. The fund also realized strong gains with St. Jude Medical, a manufacturer of cardiac-related products, and Biovail, a specialty pharmaceutical company.

     A couple of technology-related businesses also helped fund performance. One was Polycom, the leading maker of video and audioconferencing equipment. Polycom looked attractive to us even before September 11, and we believe it may benefit as businesses look for new ways to conduct long-distance meetings. Semiconductor manufacturer NVIDIA was another successful technology investment for the fund. NVIDIA makes graphic processors for the Microsoft Xbox and other popular products. The company continued to generate strong performance in an extremely difficult environment for the semiconductor industry.

     KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM AS WELL OR BE HELD BY THE FUND IN THE FUTURE. For additional fund highlights, please refer to page 5.

Q    WHICH OF THE FUND'S INVESTMENTS LAGGED EXPECTATIONS?

A    In the telecommunications sector, two competitive local exchange
carriers--McCleodUSA and Time Warner Telecom--especially hurt fund returns. We once believed these companies were well positioned to successfully compete against the incumbent Baby Bells. Unfortunately, this task became more difficult once the economy slowed further and investment capital dried up for telecommunications businesses. Even though we believe both companies may succeed in the long run, we sold the fund's holdings because we saw little potential for a near-term recovery.

     The downturn in the telecom industry hurt other fund holdings too, including:

- Comverse Technology, which develops "enhanced services systems"--such as call-answering and voicemail services--for phone companies;

- Sonus Networks, which makes hardware and software for voice and data communications networks; and

- Openwave Systems, which provides software and services for wireless data communications.

     Another weak stock for the fund was Shaw Group, a supplier of piping and other heavy-industry supplies for power plants. Shaw's stock lost value along with the rest of the utility industry. Despite Shaw's recent troubles, we maintained the fund's position in the stock and think better times may be ahead. In our opinion, the company may realize strong future earnings growth. Also, we believe Shaw's stock is trading at an attractive price.

Q    WHAT DO YOU SEE AHEAD FOR THE STOCK MARKET AND THE FUND?

A    In our view, the economy may recover in 2002, though we do not know when.
While we do not expect a dramatic recovery, even a modest recovery would be a welcome change. In such an environment, we plan to continue owning a mix of what we believe to be moderate and aggressive growers. In expectation of a stronger economy, we'll likely favor aggressive growers--though only slightly, since we believe the current stock market is highly valued and still involves great risk. As a result, we will pay close attention to stock valuations. Specifically, we will look to cut back our position in securities that we believe may have risen too far too fast. Yet, because we also think there are still select opportunities available in the market, we will add to our holdings in what we believe are fundamentally strong stocks when their prices fall to attractive levels.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

PROFIT MARGIN: A measure of a company's efficiency, determined by dividing net income by net sales during the past 12 months.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

BY THE NUMBERS
YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.


                                                                                         MARKET
DESCRIPTION                                                            SHARES             VALUE
COMMON STOCKS  96.4%
BASIC RESOURCES  0.8%
SPECIALTY CHEMICALS  0.8%
Sigma-Aldrich Corp. ................................................   19,900       $     784,259
                                                                                       -----------
BEVERAGES & PERSONAL PRODUCTS  1.9%
BEVERAGES  1.9%
Dean Foods Co. (a) .................................................   11,300             770,660
Pepsi Bottling Group, Inc. .........................................   43,700           1,026,950
                                                                                       -----------
                                                                                        1,797,610
                                                                                       -----------
CONSUMER SERVICES  14.3%
ENTERTAINMENT & LEISURE  3.1%
Electronic Arts, Inc. (a) ..........................................   28,100           1,684,595
International Game Technology (a) ..................................   18,700           1,277,210
                                                                                       -----------
                                                                                        2,961,805
                                                                                       -----------
LODGING & CATERING  0.7%
MGM Grand, Inc. (a) ................................................   23,400             675,558
                                                                                       -----------
OTHER  1.9%
Apollo Group, Inc., Class A (a) ....................................   23,450           1,055,485
Service Corp. International (a) ....................................  147,000             733,530
                                                                                       -----------
                                                                                        1,789,015
                                                                                       -----------
PUBLISHING & BROADCASING  8.6%
Cablevision Systems Corp. (a) ......................................   35,550             878,085
Charter Communications, Inc. (a) ...................................   50,800             834,644
Fox Entertainment Group, Inc. (a) ..................................   45,300           1,201,809
Lamar Advertising Co. (a) ..........................................   46,300           1,960,342
Univision Communications, Inc. (a) .................................   23,900             966,994
USA Networks, Inc. (a) .............................................   49,600           1,354,576
Westwood One, Inc. (a) .............................................   35,000           1,051,750
                                                                                       -----------
                                                                                        8,248,200
                                                                                       -----------
TOTAL CONSUMER SERVICES ............................................                   13,674,578
                                                                                       -----------
ENERGY  4.2%
OIL-DOMESTIC & CRUDE  1.1%
Murphy Oil Corp. ...................................................   13,000           1,092,520
                                                                                       -----------
OIL-OFFSHORE DRILLING  1.2%
GlobalSantaFe Corp. ................................................   38,400           1,095,168
                                                                                       -----------

SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                            SHARES             VALUE
OIL-WELL EQUIPMENT & SERVICES  1.9%
BJ Services Co. (a) ................................................   36,500        $  1,184,425
Hanover Compressor Co. (a) .........................................   25,100             634,026
                                                                                     ------------
                                                                                        1,818,451
                                                                                     ------------
TOTAL ENERGY                                                                            4,006,139
                                                                                     ------------
FINANCIAL SERVICES  7.2%
BANKS  1.0%
Zions Bancorp. .....................................................   18,100             951,698
                                                                                     ------------
CREDIT & FINANCE  2.0%
Concord EFS, Inc. (a) ..............................................   58,800           1,927,464
                                                                                     ------------
INSURANCE  4.2%
ACE Ltd. ...........................................................   29,100           1,168,365
AMBAC Finacial Group, Inc. .........................................   20,900           1,209,274
Everest Re Group Ltd. ..............................................   14,000             989,800
Gallagher (Arthur J.) & Co. ........................................   18,600             641,514
                                                                                     ------------
                                                                                        4,008,953
                                                                                     ------------
TOTAL FINANCIAL SERVICES ...........................................                    6,888,115
                                                                                     ------------
FOOD & TOBACCO  0.7%
TOBACCO  0.7%
R.J. Reynolds Tobacco Holdings, Inc. ...............................   12,100             681,230
                                                                                     ------------
HEALTH CARE  22.4%
DRUGS  11.2%
Biovail Corp. (a) ..................................................   29,900           1,681,875
Cephalon, Inc. (a) .................................................   12,700             959,929
Forest Laboratories, Inc., Class A (a) .............................   12,900           1,057,155
Genzyme Corp. (a) ..................................................   27,300           1,634,178
Gilead Sciences, Inc. (a) ..........................................   14,200             933,224
Icos Corp. (a) .....................................................   11,400             654,816
IDEC Pharmaceuticals Corp. (a) .....................................   17,300           1,192,489
InterMune, Inc. (a) ................................................   14,000             689,640
King Pharmaceuticals, Inc. (a) .....................................   24,800           1,044,824
Protein Design Labs, Inc. (a) ......................................   27,100             888,880
                                                                                     ------------
                                                                                       10,737,010
                                                                                     ------------
HEALTH SERVICES  5.1%
Caremark Rx, Inc. (a) ..............................................   55,700             908,467
Health Management Associates, Inc., Class A (a) ....................   68,200           1,254,880
Lincare Holdings, Inc. (a) .........................................   49,200           1,409,580
Quest Diagnostics, Inc. (a) ........................................   18,400           1,319,464
                                                                                     ------------
                                                                                        4,892,391
                                                                                     ------------

                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                                         MARKET
DESCRIPTION                                                            SHARES             VALUE
HEALTH TECHNOLOGY  4.6%
Cytyc Corp. (a) ....................................................   32,400       $     845,640
PerkinElmer, Inc. ..................................................   30,200           1,057,604
St. Jude Medical, Inc. (a) .........................................   18,700           1,452,055
Stryker Corp. ......................................................   17,000             992,290
                                                                                     ------------
                                                                                        4,347,589
                                                                                     ------------
HOSPITAL SUPPLIES  1.5%
AmerisourceBergen Corp. ............................................   22,600           1,436,230
                                                                                     ------------
TOTAL HEALTH CARE                                                                      21,413,220
                                                                                     ------------
HEAVY INDUSTRY/TRANSPORTATION  11.4%
AEROSPACE  7.6%
Engineered Support Systems .........................................   12,200             417,362
L-3 Communications Holdings, Inc. (a) ..............................   19,600           1,764,000
Lockheed Martin Corp. ..............................................   24,000           1,120,080
Mercury Computer Systems, Inc. (a) .................................   19,200             750,912
Northrop Grumman Corp. .............................................    9,700             977,857
Titan Corp. (a) ....................................................   89,200           2,225,540
                                                                                     ------------
                                                                                        7,255,751
                                                                                     ------------
BUSINESS SERVICES  2.6%
Celestica, Inc. (a) ................................................   11,900             480,641
Fiserv, Inc. (a) ...................................................   27,350           1,157,452
Samina-SCI Corp. (a) ...............................................   40,700             809,930
                                                                                     ------------
                                                                                        2,448,023
                                                                                     ------------
MISCELLANEOUS INDUSTRIALS  1.2%
Shaw Group, Inc. (a) ...............................................   50,800           1,193,800
                                                                                     ------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION ................................                   10,897,574
                                                                                     ------------
RETAIL  5.5%
DEPARTMENT STORES  1.0%
J.C. Penney Co., Inc. ..............................................   36,400             979,160
                                                                                     ------------
DISCOUNTERS  0.6%
99 Cents Only Stores (a) ...........................................   13,700             521,970
                                                                                     ------------
SPECIALTY SHOPS  3.9%
Amazon.com, Inc. (a) ...............................................   59,300             641,626
Autozone, Inc. (a) .................................................   13,000             933,400
Bed Bath & Beyond, Inc. (a) ........................................   31,500           1,067,850
Blockbuster, Inc. ..................................................   43,500           1,096,200

                                                                                        3,739,076
                                                                                     ------------
TOTAL RETAIL .......................................................                    5,240,206
                                                                                     ------------


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                         MARKET
DESCRIPTION                                                            SHARES             VALUE
TECHNOLOGY  25.2%
COMPUTERS & OFFICE EQUIPMENT  2.4%
Extreme Networks, Inc. (a) .........................................   76,900       $     992,010
QLogic Corp. (a) ...................................................   28,800           1,281,888
                                                                                     ------------
                                                                                        2,273,898
                                                                                     ------------
ELECTRONICS  9.7%
Cabot Microelectronics Corp. (a) ...................................   11,900             943,075
Fairchild Semiconductor, Inc., Class A (a) .........................   34,000             958,800
Integrated Device Technology, Inc. (a) .............................   27,500             731,225
KLA-Tencor Corp. (a) ...............................................   20,400           1,011,024
Microchip Technology, Inc. (a) .....................................   25,900           1,003,366
Microtune, Inc. (a) ................................................   24,600             577,116
MIPS Technologies, Inc., Class B (a) ...............................   50,500             402,990
Novellus Systems, Inc. (a) .........................................   24,100             950,745
NVIDIA Corp. (a) ...................................................   22,600           1,511,940
RF Micro Devices, Inc. (a) .........................................   61,200           1,176,876
                                                                                     ------------
                                                                                        9,267,157
                                                                                     ------------
SOFTWARE & SERVICES  10.5%
Affiliated Computer Services, Inc. (a) .............................   15,400           1,634,402
BMC Software, Inc. (a) .............................................   93,300           1,527,321
Lawson Software, Inc. (a) ..........................................    6,500             102,440
Networks Associates, Inc. (a) ......................................   78,900           2,039,565
Peregrine Systems, Inc. (a) ........................................   65,600             972,848
SunGuard Data Systems, Inc. (a) ....................................   33,200             960,476
Symantec Corp. (a) .................................................   14,400             955,152
VeriSign, Inc. (a) .................................................   18,700             711,348
VERITAS Software Corp. (a) .........................................   23,700           1,062,471
                                                                                     ------------
                                                                                        9,966,023
                                                                                     ------------
TELECOMMUNICATIONS EQUIPMENT  2.6%
Finisar Corp. (a) ..................................................   69,200             703,764
Polycom, Inc. (a) ..................................................   52,900           1,802,303
                                                                                     ------------
                                                                                        2,506,067
                                                                                     ------------
TOTAL TECHNOLOGY                                                                       24,013,145
                                                                                     ------------
UTILITIES  2.8%
TELEPHONE SERVICES  2.8%
Alamosa Holdings, Inc. (a) .........................................   62,700             748,011
TeleCorp PCS, Inc., Class A (a) ....................................   72,428             903,177
Western Wireless Corp., Class A (a) ................................   34,200             966,150
                                                                                     ------------
                                                                                        2,617,338
                                                                                     ------------
TOTAL LONG-TERM INVESTMENTS  96.4%
     (Cost $85,641,341) ............................................                   92,013,414
                                                                                     ------------

                                        14     SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                                         MARKET
DESCRIPTION                                                                              VALUE
REPURCHASE AGREEMENT  6.0%
J.P Morgan Securities Inc. ($5,717,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     12/31/01, to be sold on 01/02/02 at $5,717,461)
     (Cost $5,717,000) ...........................................................    $ 5,717,000
                                                                                     ------------

TOTAL INVESTMENTS  102.4%
     (Cost $91,358,341) ..........................................................     97,730,414

LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4)% ....................................     (2,267,105)
                                                                                     ------------

NET ASSETS  100.0% ...............................................................    $95,463,309
                                                                                     ============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.



SEE NOTES TO FINANCIAL STATEMENTS     15

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $91,358,341) .............................................  $  97,730,414
Receivables:
   Investments Sold ..............................................................        255,893
   Fund Shares Sold ..............................................................         67,871
   Interest ......................................................................         27,089
   Dividends .....................................................................         22,475
Other ............................................................................         13,948
                                                                                     ------------
     Total Assets ................................................................     98,117,690
                                                                                     ------------
LIABILITIES:
Payables:
   Investments Purchased .........................................................      1,876,542
   Custodian Bank ................................................................        491,439
   Distributor and Affiliates ....................................................         92,576
   Fund Shares Repurchased .......................................................         85,687
   Investment Advisory Fee .......................................................         34,792
   Administrative Fee ............................................................         25,195
   Directors' Fee ................................................................          1,413
Accrued Expenses .................................................................         39,854
Directors' Deferred Compensation and Retirement Plans ............................          6,883
                                                                                     ------------
     Total Liabilities ...........................................................      2,654,381
                                                                                     ------------
NET ASSETS .......................................................................   $ 95,463,309
                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized ) .....   $150,754,897
Net Unrealized Appreciation ......................................................      6,372,073
Accumulated Net Investment Loss ..................................................       (767,025)
Accumulated Net Realized Loss ....................................................    (60,896,636)
                                                                                     ------------
NET ASSETS .......................................................................   $ 95,463,309
                                                                                     ============
Maximum Offering Price Per Share:
Class A Shares:
   Net asset value and redemption price per share (Based on net assets of
   $37,901,801 and 4,705,192 shares of beneficial interest issued and
   outstanding) ..................................................................   $       8.06
   Maximum sales charge (5.75%* of offering price) ...............................           0.49
                                                                                     ------------
   Maximum offering price to public ..............................................   $       8.55
                                                                                     ============
Class B Shares:
   Net asset value and offering price per share (Based on net assets of
   $39,369,274 and 4,958,080 shares of beneficial interest issued and
   outstanding) ..................................................................   $       7.94
                                                                                     ============
Class C Shares:
   Net asset value and offering price per share (Based on net assets of
   $18,192,234 and 2,294,211 shares of beneficial interest issued and
   outstanding) ..................................................................   $       7.93
                                                                                     ============

* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $535) .............................   $    112,690
Interest (Net of foreign withholding taxes of $625) ..............................         53,092
                                                                                     ------------
   Total Income ..................................................................        165,782
                                                                                     ------------
EXPENSES:
Investment Advisory Fee ..........................................................        357,464
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $47,858, $188,199 and $88,146, respectively) ...............................        324,203
Administrative Fee ...............................................................        121,815
Custody ..........................................................................         12,115
Legal ............................................................................          9,547
Other ............................................................................         99,411
                                                                                     ------------
   Total Expenses ................................................................        924,555
                                                                                     ------------
NET INVESTMENT LOSS ..............................................................   $   (758,773)
                                                                                     ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss ................................................................   $(25,860,956)
                                                                                     ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period .......................................................     (2,563,390)
   End of the Period .............................................................      6,372,073
                                                                                     ------------
Net Unrealized Appreciation During the Period ....................................      8,935,463
                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS .................................................   $(16,925,493)
                                                                                     ============
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................................   $(17,684,266)
                                                                                     ============


SEE NOTES TO FINANCIAL STATEMENTS         17

Statements of Changes in Net Assets
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)


                                                               SIX MONTHS ENDED      YEAR ENDED
                                                               DECEMBER 31, 2001   JUNE 30, 2001
                                                               -----------------   --------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss .......................................... $      (758,773)    $   (1,934,144)
Net Realized Loss ............................................     (25,860,956)       (34,756,558)
Net Unrealized Appreciation/Depreciation
    During the Period ........................................       8,935,463         (4,678,356)
                                                               ---------------     --------------
Change in Net Assets from Operations .........................     (17,684,266)       (41,369,058)
                                                               ---------------     --------------
Distributions from and in Excess of Net Realized Gain:
Class A Shares ...............................................             -0-           (661,981)
Class B Shares ...............................................             -0-           (732,074)
Class C Shares ...............................................             -0-           (364,105)
                                                               ---------------     --------------
Total Distributions ..........................................             -0-         (1,758,160)
                                                               ---------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ..........     (17,684,266)       (43,127,218)
                                                               ---------------     --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ....................................      27,835,633         92,268,090
Net Asset Value of Shares Issued Through Dividend
    Reinvestment .............................................             -0-          1,526,093
Cost of Shares Repurchased ...................................     (27,820,495)       (36,480,560)
                                                               ---------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...........          15,138         57,313,623
                                                               ---------------     --------------
TOTAL INCREASE/DECREASE IN NET ASSETS ........................     (17,669,128)        14,186,405
NET ASSETS:
Beginning of the Period ......................................     113,132,437         98,946,032
                                                               ---------------     --------------
End of the Period (Including accumulated net investment
    loss of $767,025 and $8,252, respectively) ...............   $  95,463,309       $113,132,437
                                                               ---------------     --------------


                                       18      SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                    OCTOBER 25, 1999
                                                                                     (COMMENCEMENT
                                                   SIX MONTHS ENDED    YEAR ENDED     OF INVESTMENT
CLASS A SHARES                                       DECEMBER 31,       JUNE 30,     OPERATIONS) TO
                                                        2001(a)          2001(a)     JUNE 30, 2000(a)
                                                   ----------------    -----------  -----------------

NET ASSET VALUE, BEGINNING OF THE PERIOD .........       $  9.49          $13.37         $10.00
                                                         -------         -------         ------
   Net Investment Loss ...........................         (0.06)          (0.14)         (0.09)
   Net Realized and Unrealized Gain/Loss .........         (1.37)          (3.57)          3.46
                                                         -------         -------         ------
Total from Investment Operations .................         (1.43)          (3.71)          3.37
                                                         -------         -------         ------
Less Distributions from and in Excess of
   Net Realized Gain .............................         -0-             (0.17)         -0-
                                                         -------         -------         ------
NET ASSET VALUE, END OF THE PERIOD ...............       $  8.06         $  9.49         $13.37
                                                         =======         =======         ======
Total Return (b) .................................        -15.07%*        -28.03%         33.70%*
Net Assets at End of the Period (In millions) ....       $  37.9         $  44.7         $ 38.4
Ratio of Expenses to Average Net Assets ..........          1.52%           1.58%          1.63%
Ratio of Net Investment Loss to Average
   Net Assets ....................................         (1.17)%         (1.20)%        (1.04)%
Portfolio Turnover ...............................            76%*           146%           103%*

*    NON-ANNUALIZED

(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


SEE NOTES TO FINANCIAL STATEMENTS       19

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                                     OCTOBER 25, 1999
                                                                                      (COMMENCEMENT
                                                    SIX MONTHS ENDED    YEAR ENDED     OF INVESTMENT
CLASS B SHARES                                        DECEMBER 31,      JUNE 30,      OPERATIONS) TO
                                                         2001(a)         2001(a)      JUNE 30, 2000(a)
                                                    ----------------    ----------    ----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD ..........      $  9.38        $  13.31        $ 10.00
                                                         -------        --------        -------
   Net Investment Loss ............................        (0.10)          (0.22)         (0.16)
   Net Realized and Unrealized Gain/Loss ..........        (1.34)          (3.54)          3.47
                                                         -------        --------        -------
Total from Investment Operations ..................        (1.44)          (3.76)          3.31
                                                         -------        --------        -------
Less Distributions from and in Excess of
   Net Realized Gain ..............................          -0-           (0.17)           -0-
                                                         -------        --------        -------
NET ASSET VALUE, END OF THE PERIOD ................      $  7.94        $   9.38        $ 13.31
                                                         =======        ========        =======
Total Return (b) ..................................       -15.35%*        -28.53%         33.10%*
Net Assets at End of the Period (In millions) .....      $  39.4        $   46.8        $  40.5
Ratio of Expenses to Average Net Assets ...........         2.27%           2.33%          2.38%
Ratio of Net Investment Loss to Average
   Net Assets .....................................        (1.92)%         (1.95)%        (1.83)%
Portfolio Turnover ................................           76%*           146%           103%*

*    NON-ANNUALIZED
(a)  NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
     OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


                                     20        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                   OCTOBER 25, 1999
                                                                                      (COMMENCEMENT
                                                     SIX MONTHS ENDED   YEAR ENDED     OF INVESTMENT
CLASS C SHARES                                         DECEMBER 31,      JUNE 30,     OPERATIONS) TO
                                                         2001(a)         2001(a)     JUNE 30, 2000(a)
                                                     ----------------   ----------  -----------------
NET ASSET VALUE, BEGINNING OF THE PERIOD ...........     $  9.38         $ 13.33        $ 10.00
                                                         -------         -------        -------
   Net Investment Loss .............................       (0.10)          (0.22)         (0.16)
   Net Realized and Unrealized Gain/Loss ...........       (1.35)          (3.56)          3.49
                                                         -------         -------        -------
Total from Investment Operations ...................       (1.45)          (3.78)          3.33
                                                         -------         -------        -------
Less Distributions from and in Excess of
   Net Realized Gain ...............................         -0-           (0.17)           -0-
                                                         -------         -------        -------
NET ASSET VALUE, END OF THE PERIOD .................     $  7.93         $  9.38        $ 13.33
                                                         =======         =======        =======
Total Return (b) ...................................      -15.46%*        -28.64%         33.30%*
Net Assets at End of the Period (In millions) ......     $  18.2          $ 21.6         $ 20.0
Ratio of Expenses to Average Net Assets ............        2.27%           2.33%          2.38%
Ratio of Net Investment Loss to Average
   Net Assets ......................................       (1.92)%         (1.95)%        (1.81)%
Portfolio Turnover .................................          76%*           146%           103%*

*   NON-ANNUALIZED
(a) NET INVESTMENT LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES
    OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SEE NOTES TO FINANCIAL STATEMENTS      21

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to achieve long-term growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of common stocks and other equity securities of medium-sized companies that the Fund's investment adviser believes have long-term growth potential. The Fund commenced operations on October 25, 1999.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $3,755,622, which will expire on June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $91,358,341, the aggregate gross unrealized appreciation is $14,779,885 and the aggregate gross unrealized depreciation is $8,407,812 resulting in net unrealized appreciation on long- and short-term investments of $6,372,073.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                                    % PER ANNUM
First $500 million .......................................................        0.75%
Next $500 million ........................................................        0.70%
Over $1 billion ..........................................................        0.65%

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter &Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

      For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

      Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $8,000, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

      Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

      Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $22,365. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

      Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $13,948 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

3.  CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                         CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE
                                             OF DOLLAR AMOUNT
                                             SUBJECT TO CHARGE
                                        ---------------------------
YEAR OF REDEMPTION                       CLASS B          CLASS C
First .................................      5.00%        1.00%
Second ................................      4.00%        None
Third .................................      3.00%        None
Fourth ................................      2.50%        None
Fifth .................................      1.50%        None
Thereafter ............................      None         None

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $18,700 and CDSC on redeemed shares of Classes B and C of approximately $80,700. Sales charges do not represent expenses of the Fund.

                                                SIX MONTHS ENDED              YEAR ENDED
                                                DECEMBER 31, 2001            JUNE 30, 2001
                                                -----------------            -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
      Subscribed ..............................      1,712,825                 3,287,024
      Distributions Reinvested ................            -0-                    46,834
      Redeemed ................................     (1,721,192)               (1,491,510)
                                                  ------------              ------------
    Net Increase/Decrease in Class A Shares
   Outstanding ................................         (8,367)                1,842,348
                                                  ============              ============
    Dollars:
      Subscribed ..............................   $ 13,929,312              $ 38,291,771
      Distributions Reinvested ................            -0-                   558,733
      Redeemed ................................    (13,674,520)              (16,208,848)
                                                  ------------              ------------
    Net Increase ..............................   $    254,792              $ 22,641,656
                                                  ============              ============
    Ending Paid in Capital ....................   $ 59,276,657              $ 59,768,468+
                                                  ============              ============
CLASS B:
    Shares:
      Subscribed ..............................      1,251,855                 2,939,241
      Distributions Reinvested ................            -0-                    56,688
      Redeemed ................................     (1,286,721)               (1,044,611)
                                                  ------------              ------------
    Net Increase/Decrease in Class B Shares
   Outstanding ................................        (34,866)                1,951,318
                                                  ============              ============
    Dollars:
      Subscribed ..............................   $  9,722,048              $ 35,075,647
      Distributions Reinvested ................            -0-                   670,613
      Redeemed ................................     (9,895,149)              (11,486,156)
                                                  ------------              ------------
    Net Increase/Decrease .....................   $   (173,101)             $ 24,260,104
                                                  ============              ============
    Ending Paid in Capital ....................   $ 62,956,982              $ 63,928,275+
                                                  ============              ============
CLASS C:
    Shares:
      Subscribed ..............................        538,789                 1,625,869
      Distributions Reinvested ................            -0-                    25,063
      Redeemed ................................       (545,553)                 (854,040)
                                                  ------------              ------------
    Net Increase/Decrease in Class C Shares
    Outstanding ...............................         (6,764)                  796,892
                                                  ============              ============
    Dollars:
      Subscribed ..............................   $  4,184,273              $ 18,900,672
      Distributions Reinvested ................            -0-                   296,747
      Redeemed ................................     (4,250,826)               (8,785,556)
                                                  ------------              ------------
    Net Increase/Decrease .....................   $    (66,553)             $ 10,411,863
                                                  ============              ============
    Ending Paid in Capital ....................   $ 28,521,258              $ 28,975,217+
                                                  ============              ============

+    ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
     DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

4.  INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $71,772,125 and sales of $69,093,024 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $190,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $18,200.

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS
GROWTH
    Aggressive Growth
    American Value*
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology
GROWTH AND INCOME
    Comstock
    Equity Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities
GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income
INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income
CAPITAL PRESERVATION
    Reserve
    Tax Free Money
SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate
TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     vankampen.com --
     to view a prospectus, select
     DOWNLOAD PROSPECTUS

[ILLUSTRATION OF COMPUTER]

-    call us at (800) 341-2911 Telecommunications
     Device for the Deaf (TDD)
     users, call (800)421-2833.

[ILLUSTRATION OF PHONE]

-    e-mail us by visiting
     vankampen.com and
     selecting CONTACT US

[ILLUSTRATION OF ENVELOPES]

*    Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN MID CAP GROWTH FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken, Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601


* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

Van Kampen
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.




                                       Van Kampen Funds Inc.
                                       1 Parkview Plaza, P.O. Box 5555
                                       Oakbrook Terrace, IL 60181-5555
                                       vankampen.com


                                        VAN KAMPEN
                                        INVESTMENTS

                                        GENERATIONS OF EXPERIENCE-SM-


                  Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                  74, 174, 274                              Member NASD/SIPC.
                  MCG SAR 2/02                                5291B02-AP-2/02

                                   VAN KAMPEN
                                   VALUE FUND
                               SEMIANNUAL REPORT








                               DECEMBER 31, 2001


                              [WOMAN WITH FLOWERS]

                                 Privacy Notice information on the back.




                                                         [LOGO]VAN KAMPEN
                                                            INVESTMENTS

                                                   GENERATIONS OF EXPERIENCE(SM)

                         TABLE OF CONTENTS

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS     1
                         ECONOMIC SNAPSHOT     2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS     4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS     5
                          TOP FIVE SECTORS     5
          Q&A WITH YOUR PORTFOLIO MANAGERS     6
                         GLOSSARY OF TERMS    10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS    11
                      FINANCIAL STATEMENTS    16
             NOTES TO FINANCIAL STATEMENTS    22

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES    29


      THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE
                              FUND BEING OFFERED.



            NOT FDIC INSURED.  MAY LOSE VALUE.  NO BANK GUARANTEE.

[SIDENOTE]
VAN KAMPEN WISHES PEACE AND PROSPERITY TO ALL.

OVERVIEW


LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,


/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE
JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                             8.3%
Mar 00                             4.8%
Jun 00                             5.7%
Sep 00                             1.3%
Dec 00                             1.9%
Mar 01                             1.3%
Jun 01                             0.3%
Sep 01                            -1.3%
Dec 01                             0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS


INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

                  INTEREST RATES   INFLATION
Dec 99                 5.5%           2.7%
                       5.5%           2.7%
                      5.75%           3.2%
Mar 00                 6.0%           3.8%
                       6.0%           3.1%
                       6.5%           3.2%
Jun 00                 6.5%           3.7%
                       6.5%           3.7%
                       6.5%           3.4%
Sep 00                 6.5%           3.5%
                       6.5%           3.4%
                       6.5%           3.4%
Dec 00                 6.5%           3.4%
                       5.5%           3.7%
                       5.5%           3.5%
Mar 01                 5.0%           2.9%
                       4.5%           3.3%
                       4.0%           3.6%
Jun 01                3.75%           3.2%
                      3.75%           2.7%
                       3.5%           2.7%
Sep 01                 3.0%           2.6%
                       2.5%           2.1%
                       2.0%           1.9%
Dec 01                1.75%           1.6%

INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

PERFORMANCE SUMMARY


RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                                    A SHARES          B SHARES          C SHARES
------------------------------------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                                -5.06%            -5.57%            -5.57%
------------------------------------------------------------------------------------------------------------------
Six-month total return(2)                                            -10.55%           -10.29%            -6.51%
------------------------------------------------------------------------------------------------------------------
One-year total return(2)                                              -5.22%            -5.42%            -1.35%
------------------------------------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)                            2.60%             2.85%             3.16%
------------------------------------------------------------------------------------------------------------------
Commencement date                                                     7/7/97            7/7/97            7/7/97
------------------------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (5.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 5% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND
    CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.


    SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

    MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

1.  HEALTHSOUTH                                                             4.4%
    Provides rehabilitative health care and outpatient services in the United
    States, Australia, Puerto Rico and the United Kingdom.


2.  HEALTH NET                                                              2.6%
    Provides health care services to customers in the western and northeastern
    United States.


3.  COMPUTER ASSOCIATES INTERNATIONAL                                       2.5%
    Provides business software and services to companies worldwide.


4.  BANK OF AMERICA                                                         2.5%
    Provides financial services to customers and businesses throughout the
    United States.


5.  WASHINGTON MUTUAL                                                       2.5%
    Provides financial services in the western and southern United States.


6.  PARKER-HANNIFIN                                                         2.4%
    Manufactures motion-control products and fluid power systems used in industrial and aerospace applications.


7.  FLEETBOSTON                                                             2.4%
    Provides financial services to customers primarily in the northeastern
    United States.


8.  ENGELHARD                                                               2.2%
    Manufactures engineered products and materials, such as emissions systems and chemical catalysts.


9.  HARTFORD FINANCIAL SERVICES                                             2.0%
    Provides financial and insurance services to consumers and companies worldwide.


10. J.P. MORGAN CHASE & CO.                                                 1.9%
    Offers commercial and consumer financial services worldwide.


+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS
  PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.


TOP FIVE SECTORS*
(AS A PERCENTAGE OF NET ASSETS)

[CHART]

                                                     DECEMBER 31, 2001       JUNE 30, 2001
Financial Services                                               29.7%               30.0%
Heavy Industry/Transportation                                    15.1%               14.9%
Health Care                                                       9.6%                7.2%
Technology                                                        9.4%                7.8%
Utilities                                                         9.2%               10.4%

* SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN FOR THE SIX-MONTH PERIOD THAT ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S LARGE-CAP VALUE TEAM AND THE SMALL/MID-CAP VALUE/CORE TEAM. CURRENT MEMBERS1 OF THE LARGE-CAP VALUE TEAM INCLUDE RICHARD BEHLER, EXECUTIVE DIRECTOR. CURRENT MEMBERS1 OF THE SMALL/MID-CAP VALUE/CORE TEAM INCLUDE STEVEN EPSTEIN, VICE PRESIDENT, BRIAN KRAMP, MANAGING DIRECTOR, AND ERIC SCHARPF, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) TEAM MEMBERS MAY CHANGE AT ANY TIME WITHOUT NOTICE.

Q  HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS OF 2001?

A The fund's return was negative in the midst of a difficult period for stocks, yet performance was strong relative to the Standard & Poor's 500 Index. For the six months between June 30 and December 31, the fund returned -5.06 percent, while the S&P 500 returned -6.23 percent. As an additional point of comparison, the Russell 1000(R) Value Index, which measures the performance of large value stocks, returned -5.81 percent during the same time period.

   PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE, INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 5.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE FUND'S ADVISER HAS WAIVED OR REIMBURSED FEES AND EXPENSES FROM TIME TO TIME; ABSENT SUCH WAIVERS/REIMBURSEMENTS, THE FUND'S RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR OTHER SHARE CLASSES WILL VARY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

   THE S&P 500 IS AN UNMANAGED INDEX GENERALLY REPRESEN#TATIVE OF THE U.S. STOCK MARKET. THE RUSSELL 1000(R) VALUE INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF LARGE-CAPITALIZATION VALUE STOCKS. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES THEY REPRESENT. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. PLEASE REFER TO THE CHART AND FOOTNOTES ON PAGE 4 FOR ADDITIONAL FUND PERFORMANCE RESULTS.

   The fund's outperformance of the S&P 500 stemmed largely from a continued strong environment for value investing--except during part of the year's fourth quarter when investors looked more toward growth stocks. Our approach to selecting stocks--focusing on high-quality companies with low price-to-earnings ratios--led us to a number of stocks that outperformed the broader market. Many of these were technology, basic materials and other economically sensitive stocks.

Q  WHAT WERE THE SIGNIFICANT MARKET FACTORS UNDERLYING THE FUND'S PERFORMANCE?

A The stock market went through an especially volatile and uncertain period. In spite of five Federal Reserve interest-rate reductions--bringing the federal funds rate to its lowest point since 1961the economy was officially declared to have been in a recession since March 2001. The economic weakness worsened following the September 11 terrorist attacks, which resulted in tumbling stock prices for several weeks afterwards. Yet, unexpectedly, stocks soon rebounded, increasing a surprising 19 percent between September 21--when the stock market hit its low for the year--and the end of December. In general, value stocks enjoyed strong performance during most of the third quarter, but faltered a bit in the midst of the fourth-quarter surge in growth investing.

Q  HOW DID YOU MANAGE THE FUND IN THIS CLIMATE?

A No matter what the market environment, we follow the same investment strategy: We seek stocks of quality companies offering attractive current prices. Before we buy any stock, we follow a three-step screening process:
  - We search for companies with low stock prices relative to earnings. This measure is called a price- earnings (P/E) ratio. We #believe a company's P/E ratio provides an effective measure of a stock's relative worth.
  - Next, we look for stocks that underperformed the broader market by a significant amount during the previous 12 to 18 months.
  - Finally, of the stocks passing the previous two screens, we look for companies whose earnings are expected to rise or remain constant during the next year.

This screening process provides us with a list of companies that we believe justify additional research. We examine the valuations and fundamentals of these remaining stocks to determine which stocks merit investment. After buying a stock, we generally hold onto it until its P/E ratio rises to what we believe to be a more normal level.

Q  DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND?

A Changes were modest during the reporting period, despite the volatile market environment. Those changes we did make generally focused on shifting our investment emphasis away from economically sensitive stocks and toward those in other areas of the market. As investors perceived that the economy was reviving, the market started favoring stocks that historically have done well prior to an economic recovery. Because of the nature of our investment process, we are naturally drawn to cheap stocks that are currently unpopular but potentially worth more than investors are willing to pay for them now. Consequently, we looked for new undervalued opportunities and found them in stocks such as Merck, the second-leading U.S. pharmaceutical company, and Kroger, the nation's largest grocery chain.

Q  WHAT WERE SOME STOCKS THAT STRENGTHENED FUND RETURNS DURING THE PERIOD?

A Some of the fund's strongest performers during the past six months were health-care companies and cyclical stocks, which rose along with investor expectations for an early-2002 economic recovery. These stocks included:
  - United Technologies, a conglomerate whose business lines include commercial aircraft, heating and cooling systems and elevator equipment;
  - Health Net, a managed-care health-care provider;
  - AT&T, the nation's leading long-distance operator; and
  - Cooper Industries, a maker of hardware and industrial products.

   Other securities that helped fund results during the period included appliance maker Whirlpool and two technology stocks: Computer Associates, the third-largest software manufacturer in the United States, and Lexmark International, a leading manufacturer of computer printers.

   KEEP IN MIND THAT NOT ALL OF THE STOCKS IN THE FUND PERFORMED AS FAVORABLY, NOR IS THERE ANY GUARANTEE THAT ANY OF THE STOCKS MENTIONED ABOVE WILL CONTINUE TO PERFORM AS WELL OR BE HELD BY THE FUND IN THE FUTURE. FOR ADDITIONAL FUND HIGHLIGHTS, PLEASE REFER TO PAGE 5.

Q  WHAT STOCKS HURT FUND PERFORMANCE?

A Part of our management philosophy is to look for high-quality companies that are down significantly in price. We believed we found such a stock when we invested in Enron, the energy-trading business that ultimately filed for bankruptcy amid questions about its accounting practices. While Enron's stock was, for much of the year, priced too high to meet our criteria, we did initiate a position in the stock when its price fell significantly below the level we believed represented its fair value. In hindsight this was the wrong move--the stock continued to fall after we bought it. We sold the fund's investment in Enron before it hit its late- November low. Nevertheless, it was a significant drag on the fund's results during the six-month reporting period.

   The fund's performance was also hurt by investments in airline stocks, which tumbled as business and leisure travel ground to a halt after September 11. Even before that date these stocks were trading at depressed levels, yet we believed they offered strong value and would eventually turn around. Unfortunately, fund holdings such as AMR (parent company of American Airlines), Delta Air Lines and Northwest Airlines fell even further late in the third quarter and into the fourth quarter.

Q  DO YOU THINK NEAR-TERM MARKET CONDITIONS WILL FAVOR THE FUND'S
   VALUE-INVESTING STYLE?

A We believe we can continue to potentially outperform the broader stock market. Unlike the environment of the late 1990s, when investors snapped up growth stocks with little regard for valuation, we believe that investors are again paying attention to how much a stock costs before deciding to invest. Such a valuation-sensitive environment may be good for the fund.

  We see a number of signs for optimism about a potential economic recovery--falling business inventories, moderate inflation, increasing corporate spending and the continued aftereffects of low interest rates. These conditions typically bode well for low-P/E value-stock investing. But, regardless of what happens with the economy or the stock market, we remain confident in our disciplined stock-selection strategy, in which we seek out-of-favor stocks poised for a potential rebound.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling
(800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

PRICE-TO-EARNINGS (P/E) RATIO: Shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

RECESSION: A period of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                                 BY THE NUMBERS


YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                                        MARKET
DESCRIPTION                                                                        SHARES               VALUE
COMMON STOCKS 100.1%
BASIC RESOURCES  7.9%
BASIC CHEMICALS  4.7%
Air Products & Chemicals, Inc. ...............................................     40,300          $    1,890,473
Dow Chemical Co. .............................................................     64,700               2,185,566
E.I du Pont de Nemours & Co. .................................................     28,400               1,207,284
PPG Industries, Inc. .........................................................     27,800               1,437,816
Praxair, Inc. ................................................................     35,200               1,944,800
                                                                                                   --------------
                                                                                                        8,665,939
                                                                                                   --------------
SPECIALTY CHEMICALS  3.2%
Engelhard Corp. ..............................................................    143,600               3,974,848
Rohm & Haas Co. ..............................................................     52,600               1,821,538
                                                                                                   --------------
                                                                                                        5,796,386
                                                                                                   --------------
TOTAL BASIC RESOURCES                                                                                  14,462,325
                                                                                                   --------------
BEVERAGES & PERSONAL PRODUCTS  1.0%
PERSONAL PRODUCTS  1.0%
Fortune Brands, Inc. .........................................................     46,900               1,856,771
                                                                                                   --------------
CONSUMER DURABLES  2.9%
AUTOMOBILES  0.8%
Ford Motor Co. ...............................................................     79,521               1,250,070
General Motors Corp. .........................................................      3,980                 193,428
                                                                                                   --------------
                                                                                                        1,443,498
                                                                                                   --------------
AUTOMOTIVE RELATED  0.3%
Delphi Automotive Systems Corp. ..............................................     46,300                 632,458
                                                                                                   --------------
BUILDING & HOUSING  0.5%
Masco Corp. ..................................................................     33,900                 830,550
                                                                                                   --------------
FURNISHING & APPLIANCES  1.3%
Maytag Corp. .................................................................     14,900                 462,347
Whirlpool Corp. ..............................................................     27,100               1,987,243
                                                                                                   --------------
                                                                                                        2,449,590
                                                                                                   --------------
TOTAL CONSUMER DURABLES                                                                                 5,356,096
                                                                                                   --------------
CONSUMER SERVICES  1.0%
PUBLISHING & BROADCASTING  1.0%
Comcast Corp., Class A (a) ...................................................     48,900               1,760,400
                                                                                                   --------------


SEE NOTES TO FINANCIAL STATEMENTS      11

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                        SHARES               VALUE
ENERGY  8.6%
COAL  1.0%
Massey Energy Co. ............................................................     89,300          $    1,851,189
                                                                                                   --------------
OIL-DOMESTIC & CRUDE  3.4%
Amerada Hess Corp. ...........................................................     15,600                 975,000
Anadarko Petroleum Corp. .....................................................     26,900               1,529,265
Conoco, Inc., Class B ........................................................     33,300                 942,390
Kerr-McGee Corp. .............................................................     17,100                 937,080
Occidental Petroleum Corp. ...................................................     35,400                 939,162
USX-Marathon Group ...........................................................     29,200                 876,000
                                                                                                   --------------
                                                                                                        6,198,897
                                                                                                   --------------
OIL-INTERNATIONAL  2.9%
BP plc ADR ...................................................................     45,800               2,130,158
ChevronTexaco Corp. ..........................................................     35,064               3,142,085
                                                                                                   --------------
                                                                                                        5,272,243
                                                                                                   --------------
OIL-OFFSHORE DRILLING  1.3%
Nabors Industries, Inc. (a) ..................................................     68,300               2,344,739
                                                                                                   --------------
TOTAL ENERGY                                                                                           15,667,068
                                                                                                   --------------
FINANCIAL SERVICES  29.7%
BANKS  15.0%
Bank of America Corp. ........................................................     71,300               4,488,335
City National Corp. ..........................................................     45,000               2,108,250
FleetBoston Financial Corp. ..................................................    118,397               4,321,491
J.P. Morgan Chase & Co. ......................................................     96,160               3,495,416
KeyCorp. .....................................................................     36,900                 898,146
US Bancorp. ..................................................................    155,300               3,250,429
Wachovia Corp. ...............................................................     88,500               2,775,360
Washington Mutual, Inc. ......................................................    136,625               4,467,637
Wells Fargo & Co. ............................................................     36,500               1,585,925
                                                                                                   --------------
                                                                                                       27,390,989
                                                                                                   --------------
CREDIT & FINANCE  3.5%
Citigroup, Inc. ..............................................................     43,200               2,180,736
Fannie Mae ...................................................................     16,500               1,311,750
Freddie Mac ..................................................................     19,600               1,281,840
Household Internaional, Inc. .................................................     29,300               1,697,642
                                                                                                   --------------
                                                                                                        6,471,968
                                                                                                   --------------
INSURANCE  10.2%
Allmerica Financial Corp. ....................................................     31,900               1,421,145
Allstate Corp. ...............................................................     47,900               1,614,230
American International Group, Inc. ...........................................     32,200               2,556,680
Erie Indemnity Co., Class A ..................................................     58,500               2,251,665
Hartford Financial Services Group ............................................     59,240               3,722,049


                                       12      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                        SHARES               VALUE
INSURANCE (CONTINUED)
John Hancock Financial Services, Inc. ........................................     25,700          $    1,061,410
MGIC Investment Corp. ........................................................     11,100                 685,092
Prudential Financial, Inc. (a) ...............................................     11,600                 385,004
St. Paul Cos., Inc. ..........................................................     77,100               3,390,087
UnumProvident Corp. ..........................................................     58,900               1,561,439
                                                                                                   --------------
                                                                                                       18,648,801
                                                                                                   --------------
INVESTMENT COMPANIES  1.0%
Lehman Brothers Holdings, Inc. ...............................................     26,100               1,743,480
                                                                                                   --------------
TOTAL FINANCIAL SERVICES                                                                               54,255,238
                                                                                                   --------------
HEALTH CARE  9.6%
DRUGS  0.7%
Merck & Co., Inc. ............................................................     21,600               1,270,080
                                                                                                   --------------
HEALTH SERVICES  7.6%
Cigna Corp. ..................................................................     12,000               1,111,800
Health Net, Inc. (a) .........................................................    214,400               4,669,632
HEALTHSOUTH Corp. (a) ........................................................    538,600               7,982,052
                                                                                                   --------------
                                                                                                       13,763,484
                                                                                                   --------------
HEALTH TECHNOLOGY  1.3%
Guidant Corp. (a) ............................................................     48,300               2,405,340
                                                                                                   --------------
TOTAL HEALTH CARE                                                                                      17,438,904
                                                                                                   --------------
HEAVY INDUSTRY/TRANSPORTATION  15.1%
AIR TRANSPORTATION  0.8%
Delta Airlines, Inc. .........................................................     36,600               1,070,916
Northwest Airlines Corp., Class A (a) ........................................     29,900                 469,430
                                                                                                   --------------
                                                                                                        1,540,346
                                                                                                   --------------
ELECTRICAL EQUIPMENT  0.2%
Honeywell International, Inc. ................................................      8,700                 294,234
                                                                                                   --------------
MACHINERY  9.9%
Cooper Industries, Inc. ......................................................     38,200               1,333,944
Cummins Engine Co., Inc. .....................................................     71,900               2,771,026
Eaton Corp. ..................................................................     43,600               3,244,276
Illinois Tool Works, Inc. ....................................................     24,600               1,665,912
Ingersoll-Rand Co. ...........................................................     33,500               1,400,635
Navistar International Corp. (a) .............................................     81,900               3,235,050
Parker-Hannifin Corp. ........................................................     96,825               4,445,236
                                                                                                   --------------
                                                                                                       18,096,079
                                                                                                   --------------
MISCELLANEOUS INDUSTRIALS  4.2%
Dover Corp. ..................................................................     59,800               2,216,786
Textron, Inc. ................................................................     12,300                 509,958


SEE NOTES TO FINANCIAL STATEMENTS      13

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                        SHARES               VALUE
MISCELLANEOUS INDUSTRIALS (CONTINUED)
Tyco International Ltd. ......................................................     45,500          $    2,679,950
United Technologies Corp. ....................................................     34,100               2,203,883
                                                                                                   --------------
                                                                                                        7,610,577
                                                                                                   --------------
TOTAL HEAVY INDUSTRY/TRANSPORTATION                                                                    27,541,236
                                                                                                   --------------
RETAIL  5.7%
APPAREL  1.9%
Liz Claiborne, Inc. ..........................................................     36,600               1,820,850
VF Corp. .....................................................................     42,700               1,665,727
                                                                                                   --------------
                                                                                                        3,486,577
                                                                                                   --------------
FOOD & DRUG RETAILERS  1.9%
Albertson's, Inc. ............................................................     24,300                 765,207
Fleming Cos., Inc. ...........................................................     73,900               1,367,150
Kroger Co. (a) ...............................................................     62,300               1,300,201
                                                                                                   --------------
                                                                                                        3,432,558
                                                                                                   --------------
RESTAURANTS  1.3%
Tricon Global Restaurants, Inc. (a) ..........................................     47,700               2,346,840
                                                                                                   --------------
SPECIALTY SHOPS  0.6%
Toys "R" Us, Inc. (a) ........................................................     52,200               1,082,628
                                                                                                   --------------
TOTAL RETAIL                                                                                           10,348,603
                                                                                                   --------------
TECHNOLOGY  9.4%
COMPUTERS & OFFICE EQUIPMENT  2.1%
Lexmark International, Inc. (a) ..............................................     48,900               2,885,100
Quantum Corp.-DLT & Storage Systems (a) ......................................     89,900                 885,515
                                                                                                   --------------
                                                                                                        3,770,615
                                                                                                   --------------
ELECTRONICS  1.7%
Avnet, Inc. ..................................................................     82,200               2,093,634
Axcelis Technologies, Inc. (a) ...............................................     82,748               1,066,622
                                                                                                   --------------
                                                                                                        3,160,256
                                                                                                   --------------
SOFTWARE & SERVICES  5.6%
BMC Software, Inc. (a) .......................................................    171,300               2,804,181
Computer Associates International, Inc. ......................................    130,200               4,490,598
Compuware Corp. (a) ..........................................................    116,800               1,377,072
Sabre Holdings, Corp. (a) ....................................................     18,300                 775,005
Sybase, Inc. (a) .............................................................     54,600                 860,496
                                                                                                   --------------
                                                                                                       10,307,352
                                                                                                   --------------
TOTAL TECHNOLOGY                                                                                       17,238,223
                                                                                                   --------------


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                                        MARKET
DESCRIPTION                                                                        SHARES               VALUE
UTILITIES  9.2%
ELECTRIC POWER  2.2%
Cinergy Corp. ................................................................     34,600          $    1,156,678
Duke Energy Corp. ............................................................     34,000               1,334,840
Reliant Energy, Inc. .........................................................     58,900               1,562,028
                                                                                                   --------------
                                                                                                        4,053,546
                                                                                                   --------------
NATURAL GAS PIPELINES  0.6%
EL Paso Corp. ................................................................     25,430               1,134,432
                                                                                                   --------------
TELEPHONE SERVICES  6.4%
AT&T Corp. ...................................................................     68,100               1,235,334
BellSouth Corp. ..............................................................     24,300                 927,045
SBC Communications, Inc. .....................................................     72,600               2,843,742
Sprint Corp. .................................................................     97,300               1,953,784
Verizon Communications, Inc. .................................................     50,472               2,395,401
WorldCom, Inc. (a) ...........................................................    159,700               2,248,576
                                                                                                   --------------
                                                                                                       11,603,882
                                                                                                   --------------
TOTAL UTILITIES                                                                                        16,791,860
                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS  100.1%
     (Cost $162,477,520)                                                                              182,716,724
                                                                                                   --------------
REPURCHASE AGREEMENT  0.6%
J.P Morgan Securities Inc. ($1,013,000 par collateralized by
     U.S. Government obligations in a pooled cash account, dated
     12/31/01, to be sold on 01/02/02 at $1,013,082)
     (Cost $1,013,000)                                                                                  1,013,000
                                                                                                   --------------

TOTAL INVESTMENTS  100.7%
     (Cost $163,490,520)                                                                              183,729,724
                                                                                                   --------------
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7)%                                                          (1,208,301)
                                                                                                   --------------

NET ASSETS  100.0%                                                                                 $  182,521,423
                                                                                                   ==============

(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

ADR - AMERICAN DEPOSITARY RECEIPT






SEE NOTES TO FINANCIAL STATEMENTS      15

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $163,490,520) ...........................................................    $183,729,724
Receivables:
   Dividends ....................................................................................         213,721
   Fund Shares Sold .............................................................................          46,016
   Interest .....................................................................................              41
Deferred Organizational Costs ...................................................................             647
Other ...........................................................................................          35,716
                                                                                                     ------------
      Total Assets ..............................................................................     184,025,865
                                                                                                     ------------
LIABILITIES:
Payables:
   Investments Purchased ........................................................................         891,366
   Distributor and Affiliates ...................................................................         163,478
   Fund Shares Repurchased ......................................................................         163,020
   Investment Advisory Fee ......................................................................         152,410
   Administrative Fee ...........................................................................          39,800
   Directors' Fee ...............................................................................           9,086
   Custodian Bank ...............................................................................           8,108
Accrued Expenses ................................................................................          45,885
Directors' Deferred Compensation and Retirement Plans ...........................................          31,289
                                                                                                     ------------
      Total Liabilities .........................................................................       1,504,442
                                                                                                     ------------
NET ASSETS ......................................................................................    $182,521,423
                                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value of $.001 per share with 2,625,000,000 shares authorized ) ....................     184,178,447
Net Unrealized Appreciation .....................................................................      20,239,204
Accumulated Net Investment Loss .................................................................        (160,569)
Accumulated Net Realized Loss ...................................................................     (21,735,659)
                                                                                                     ------------
NET ASSETS ......................................................................................    $182,521,423
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $66,627,620 and 5,822,071 shares of beneficial interest issued and
      outstanding) ..............................................................................    $      11.44
      Maximum sales charge (5.75%* of offering price) ...........................................            0.70
                                                                                                     ------------
      Maximum offering price to public ..........................................................    $      12.14
                                                                                                     ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $94,104,395 and 8,408,020 shares of beneficial interest issued and
      outstanding) ..............................................................................    $      11.19
                                                                                                     ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $21,789,408 and 1,948,042 shares of beneficial interest issued and
      outstanding) ..............................................................................    $      11.19
                                                                                                     ============


* ON SALES OF $50,000 OR MORE, THE SALES CHARGE WILL BE REDUCED.



                                       16      SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends .......................................................................................    $  1,588,241
Interest ........................................................................................          37,702
                                                                                                     ------------
      Total Income ..............................................................................       1,625,943
                                                                                                     ------------
EXPENSES:
Investment Advisory Fee .........................................................................         728,563
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $81,715, $467,642 and $107,299, respectively) .............................................         656,656
Administrative Fee ..............................................................................         230,291
Legal ...........................................................................................          24,318
Custody .........................................................................................          11,001
Directors' Fees and Related Expenses ............................................................           7,519
Amortization of Organizational Costs ............................................................             637
Other ...........................................................................................          88,649
                                                                                                     ------------
      Total Expenses ............................................................................       1,747,634
      Less Expense Reductions ...................................................................            (542)
                                                                                                     ------------
      Net Expenses ..............................................................................       1,747,092
                                                                                                     ------------
NET INVESTMENT LOSS .............................................................................    $   (121,149)
                                                                                                     ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss ...............................................................................      (7,786,884)
                                                                                                     ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period ......................................................................      22,472,814
   End of the Period ............................................................................      20,239,204
                                                                                                     ------------
Net Unrealized Depreciation During the Period ...................................................      (2,233,610)
                                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ................................................................    $(10,020,494)
                                                                                                     ============
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................................................    $(10,141,643)
                                                                                                     ============






SEE NOTES TO FINANCIAL STATEMENTS      17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                                            SIX MONTHS ENDED           YEAR ENDED
                                                                            DECEMBER 31, 2001        JUNE 30, 2001
                                                                            -----------------        -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss ......................................................    $   (121,149)          $    (81,164)
Net Realized Gain/Loss ...................................................      (7,786,884)            16,186,560
Net Unrealized Appreciation/Depreciation During the
    Period ...............................................................      (2,233,610)            25,760,497
                                                                              ------------           ------------
Change in Net Assets from Operations .....................................     (10,141,643)            41,865,893
                                                                              ------------           ------------
Distributions from and in Excess of Net Investment Income:
    Class A Shares .......................................................             -0-                (40,761)
                                                                              ------------           ------------
Total Distributions ......................................................             -0-                (40,761)
                                                                              ------------           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES ......................     (10,141,643)            41,825,132
                                                                              ------------           ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold ................................................      32,157,215             52,505,603
Net Asset Value of Shares Issued Through Dividend
    Reinvestment .........................................................             -0-                 37,990
Cost of Shares Repurchased ...............................................     (22,211,569)           (49,200,397)
                                                                              ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS .......................       9,945,646              3,343,196
                                                                              ------------           ------------
TOTAL INCREASE/DECREASE IN NET ASSETS ....................................        (195,997)            45,168,328
NET ASSETS:
Beginning of the Period ..................................................     182,717,420            137,549,092
                                                                              ------------           ------------
End of the Period (Including accumulated net investment
    loss of $160,569 and $39,420, respectively) ..........................    $182,521,423           $182,717,420
                                                                              ============           ============







                                       18      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                                                                                             JULY 7, 1997
                                                                                                            (COMMENCEMENT
CLASS A SHARES                                  SIX MONTHS ENDED           YEAR ENDED JUNE 30,              OF INVESTMENT
                                                  DECEMBER 31,    -------------------------------------     OPERATIONS) TO
                                                     2001(a)      2001(a)         2000(a)       1999(a)    JUNE 30, 1998(a)
                                                -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................     $12.05        $ 9.07         $10.88        $10.53         $10.00
                                                     ------        ------         ------        ------         ------
  Net Investment Income ........................       0.02          0.05           0.05          0.07           0.11
  Net Realized and Unrealized
     Gain/Loss .................................      (0.63)         2.94          (1.85)         0.51           0.56
                                                     ------        ------         ------        ------         ------
Total from Investment Operations ...............      (0.61)         2.99          (1.80)         0.58           0.67
                                                     ------        ------         ------        ------         ------
Less:
  Distributions from and in Excess
     of Net Investment Income ..................        -0-         (0.01)         (0.01)        (0.06)         (0.09)
  Distributions from and in Excess
     of Net Realized Gain ......................        -0-           -0-            -0-         (0.17)         (0.05)
                                                     ------        ------         ------        ------         ------
Total Distributions ............................        -0-         (0.01)         (0.01)        (0.23)         (0.14)
                                                     ------        ------         ------        ------         ------
NET ASSET VALUE, END OF THE
  PERIOD .......................................     $11.44        $12.05         $ 9.07        $10.88         $10.53
                                                     ======        ======         ======        ======         ======
Total Return*(b) ...............................      -5.06%**      33.06%        -16.56%         5.83%          6.74%**
Net Assets at End of the
  Period (In millions) .........................     $ 66.6        $ 66.4         $ 52.6        $ 95.2         $137.4
Ratio of Expenses to Average
  Net Assets* ..................................       1.45%         1.45%          1.45%         1.45%          1.45%
Ratio of Net Investment
  Income to Average
  Net Assets* ..................................       0.34%         0.42%          0.49%         0.74%          1.02%
Portfolio Turnover .............................         17%**        100%           104%           64%            38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...................................       1.45%         1.47%          1.53%         1.48%          1.60%
Ratio of Net Investment Income to
  Average Net Assets ...........................       0.34%         0.40%          0.41%         0.73%          0.88%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 5.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



SEE NOTES TO FINANCIAL STATEMENTS      19

FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                                                                                             JULY 7, 1997
                                                                                                            (COMMENCEMENT
CLASS B SHARES                                 SIX MONTHS ENDED            YEAR ENDED JUNE 30,              OF INVESTMENT
                                                  DECEMBER 31,    -------------------------------------    OPERATIONS) TO
                                                     2001(a)      2001(a)        2000(a)        1999(a)   JUNE 30, 1998(a)
                                                -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................     $11.85        $ 8.98         $10.84        $10.51         $10.00
                                                     ------        ------         ------        ------         ------
  Net Investment Income/Loss ...................      (0.02)        (0.03)         (0.03)          -0-(c)        0.03
  Net Realized and Unrealized
     Gain/Loss .................................      (0.64)         2.90          (1.83)         0.51           0.56
                                                     ------        ------         ------        ------         ------
Total from Investment Operations ...............      (0.66)         2.87          (1.86)         0.51           0.59
                                                     ------        ------         ------        ------         ------
Less:
  Distributions from and in Excess
     of Net Investment Income ..................        -0-           -0-            -0-         (0.01)         (0.03)
  Distributions from and in Excess
     of Net Realized Gain ......................        -0-           -0-            -0-         (0.17)         (0.05)
                                                     ------        ------         ------        ------         ------
Total Distributions ............................        -0-           -0-            -0-         (0.18)         (0.08)
                                                     ------        ------         ------        ------         ------
NET ASSET VALUE, END OF THE
  PERIOD .......................................     $11.19        $11.85         $ 8.98        $10.84         $10.51
                                                     ======        ======         ======        ======         ======
Total Return*(b) ...............................      -5.57%**      31.96%        -17.16%         5.02%          6.01%**
Net Assets at End of the Period
  (In millions) ................................     $ 94.1        $ 94.6         $ 70.4        $128.0         $142.7
Ratio of Expenses to Average
  Net Assets* ..................................       2.20%         2.20%          2.20%         2.20%          2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* ..................................      (0.39)%       (0.33)%        (0.26)%       (0.03)%         0.28%
Portfolio Turnover .............................         17%**        100%           104%           64%            38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...................................       2.20%         2.22%          2.28%         2.23%          2.35%
Ratio of Net Investment Income/Loss
  to Average Net Assets ........................      (0.39)%       (0.35)%        (0.34)%       (0.05)%         0.14%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 5%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
(UNAUDITED)


                                       THE FOLLOWING SCHEDULE PRESENTS FINANCIAL
                                       HIGHLIGHTS FOR ONE SHARE OF THE FUND
                                       OUTSTANDING THROUGHOUT THE
                                       PERIODS INDICATED.

                                                                                                            JULY 7, 1997
                                                                                                           (COMMENCEMENT
CLASS C SHARES                                  SIX MONTHS ENDED          YEAR ENDED JUNE 30,              OF INVESTMENT
                                                  DECEMBER 31,    -------------------------------------    OPERATIONS) TO
                                                     2001(a)      2001(a)         2000(a)       1999(a)   JUNE 30, 1998(a)
                                                -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ................................     $11.84        $ 8.97         $10.83        $10.50         $10.00
                                                     ------        ------         ------        ------         ------
  Net Investment Income/Loss ...................      (0.02)        (0.04)         (0.03)          -0-(c)        0.03
  Net Realized and Unrealized
     Gain/Loss .................................      (0.63)         2.91          (1.83)         0.51           0.55
                                                     ------        ------         ------        ------         ------
Total From Investment Operations ...............      (0.65)         2.87          (1.86)         0.51           0.58
                                                     ------        ------         ------        ------         ------
Less:
  Distributions from and in Excess
     of Net Investment Income ..................        -0-           -0-            -0-         (0.01)         (0.03)
  Distributions from and in Excess
     of Net Realized Gain ......................        -0-           -0-            -0-         (0.17)         (0.05)
                                                     ------        ------         ------        ------         ------
Total Distributions ............................        -0-           -0-            -0-         (0.18)         (0.08)
                                                     ------        ------         ------        ------         ------
NET ASSET VALUE, END OF THE
  PERIOD .......................................     $11.19        $11.84         $ 8.97        $10.83         $10.50
                                                     ======        ======         ======        ======         ======
Total Return*(b) ...............................      -5.57%**      32.11%        -17.17%         5.13%          5.83%**
Net Assets at End of the Period
  (In millions) ................................     $ 21.8        $ 21.7         $ 14.6        $ 29.1         $ 35.6
Ratio of Expenses to Average
  Net Assets* ..................................       2.20%         2.20%          2.20%         2.20%          2.20%
Ratio of Net Investment
  Income/Loss to Average
  Net Assets* ..................................      (0.39)%       (0.33)%        (0.29)%       (0.02)%         0.29%
Portfolio Turnover .............................         17%**        100%           104%           64%            38%**

* IF CERTAIN EXPENSES HAD NOT BEEN VOLUNTARILY ASSUMED BY VAN KAMPEN, TOTAL
  RETURN WOULD HAVE BEEN LOWER AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

Ratio of Expenses to Average
  Net Assets ...................................       2.20%         2.22%          2.28%         2.23%          2.35%
Ratio of Net Investment Income/Loss
  to Average Net Assets ........................      (0.39)%       (0.35)%        (0.37)%       (0.03)%         0.15%

**  NON-ANNUALIZED
(a) NET INVESTMENT INCOME/LOSS PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(c) AMOUNT IS LESS THAN $0.01 PER SHARE.



SEE NOTES TO FINANCIAL STATEMENTS      21

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


    The Van Kampen Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in a diversified portfolio of common stocks and other equity securities which are deemed by the Fund's investment adviser to be relatively undervalued based upon various measures such as price-to-earnings ratios and price-to-book ratios. The Fund commenced operations on July 7, 1997.

1.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest indepen-dently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares.

D. ORGANIZATIONAL COSTS The organizational costs of the Fund are being amortized on a straight line basis over the 60 month period ending July 6, 2002 beginning with the Fund's commencement of operations. The Adviser has agreed that in the event any of its initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $13,570,236, which will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $163,490,520, the aggregate gross unrealized appreciation is $28,470,423 and the aggregate gross unrealized depreciation is $8,231,219, resulting in net unrealized appreciation on long- and short-term investments of $20,239,204.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                    % PER ANNUM
First $500 million ..................................             0.80%
Next $500 million ...................................             0.75%
Over $1 billion .....................................             0.70%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investments LP (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

    The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                         CLASS B
                         CLASS A                       AND CLASS C
                    MAXIMUM OPERATING               MAXIMUM OPERATING
                      EXPENSE RATIO                   EXPENSE RATIO
                          1.45%                            2.20%

    For the period ended December 31, 2001, the Adviser voluntarily waived $542 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the period ended December 31, 2001, the Fund recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

    Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $10,300, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

    At December 31, 2001, Van Kampen Funds, Inc. owned 100 shares of Class A, 100 shares of Class B, and 100 shares of Class C.

    Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Fund, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

    Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $20,088. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

    Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $34,039 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 5.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the period ended
December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                CONTINGENT DEFERRED SALES
                                                CHARGE AS A PERCENTAGE OF
                                            DOLLAR AMOUNT  SUBJECT TO CHARGE
                                            --------------------------------
YEAR OF REDEMPTION                              CLASS B           CLASS C
First ..................................         5.00%             1.00%
Second .................................         4.00%             None
Third ..................................         3.00%             None
Fourth .................................         2.50%             None
Fifth ..................................         1.50%             None
Thereafter .............................         None              None

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $25,500 and CDSC on redeemed shares of Classes B and C of approximately $102,600. Sales charges do not represent expenses of the Fund.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


                                                                        SIX MONTHS ENDED            YEAR ENDED
                                                                        DECEMBER 31, 2001         JUNE 30, 2001
                                                                        -----------------         -------------
CAPITAL SHARE TRANSACTIONS
CLASS A:
    Shares:
       Subscribed ...................................................        1,267,274               1,910,488
       Distributions Reinvested .....................................              -0-                   3,498
       Redeemed .....................................................         (953,846)             (2,204,430)
                                                                          ------------            ------------
    Net Increase/Decrease in Class A Shares Outstanding .............          313,428                (290,444)
                                                                          ============            ============
    Dollars:
       Subscribed ...................................................     $ 14,337,550            $ 21,415,152
       Distributions Reinvested .....................................              -0-                  37,990
       Redeemed .....................................................      (10,733,851)            (23,900,497)
                                                                          ------------            ------------
    Net Increase/Decrease ...........................................     $  3,603,699            $ (2,447,355)
                                                                          ============            ============
    Ending Paid in Capital ..........................................     $ 65,957,271            $ 62,431,477+
                                                                          ============            ============
CLASS B:
    Shares:
       Subscribed ...................................................        1,281,186               2,120,044
       Redeemed .....................................................         (857,857)             (1,971,461)
                                                                          ------------            ------------
    Net Increase in Class B Shares Outstanding ......................          423,329                 148,583
                                                                          ============            ============
    Dollars:
       Subscribed ...................................................     $ 14,286,814            $ 23,898,727
       Redeemed .....................................................       (9,272,174)            (20,635,642)
                                                                          ------------            ------------
    Net Increase ....................................................     $  5,014,640            $  3,263,085
                                                                          ============            ============
    Ending Paid in Capital ..........................................     $ 95,659,301            $ 90,644,661+
                                                                          ============            ============
CLASS C:
    Shares:
       Subscribed ...................................................          311,490                 651,497
       Redeemed .....................................................         (198,112)               (441,954)
                                                                          ------------            ------------
    Net Increase in Class C Shares Outstanding ......................          113,378                 209,543
                                                                          ============            ============
    Dollars:
       Subscribed ...................................................     $  3,532,851            $  7,191,724
       Redeemed .....................................................       (2,205,544)             (4,664,258)
                                                                          ------------            ------------
    Net Increase ....................................................     $  1,327,307            $  2,527,466
                                                                          ============            ============
    Ending Paid in Capital ..........................................     $ 22,561,875            $ 21,234,568+
                                                                          ============            ============

+ ENDING PAID IN CAPITAL AMOUNTS DO NOT REFLECT PERMANENT BOOK TO TAX
  DIFFERENCES.

4.  INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $43,580,369 and sales of $29,684,356 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


5.  DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $387,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $42,000.

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE FUND


BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY


INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENTS LP
One Tower Bridge
West Conshohocken,
Pennsylvania 19428

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601



* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.



                                          Van Kampen Funds Inc.
                                          1 Parkview Plaza, P.O. Box 5555
                                          Oakbrook Terrace, IL 60181-5555
                                          vankampen.com


                                 [LOGO]VAN KAMPEN
                                    INVESTMENTS

                            GENERATIONS OF EXPERIENCE(SM)


                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     467, 567, 667                             Member NASD/SIPC.
                     MSVL SAR 2/02                               5303B02-AP-2/02

VAN KAMPEN
WORLDWIDE HIGH
INCOME FUND
SEMIANNUAL REPORT

DECEMBER 31, 2001

[WOMAN WITH FLOWERS]

PRIVACY NOTICE INFORMATION ON THE BACK.

VAN KAMPEN INVESTMENTS

GENERATIONS OF EXPERIENCE-SM-

           TABLE OF CONTENTS

                                         OVERVIEW
                           LETTER TO SHAREHOLDERS       1
                                ECONOMIC SNAPSHOT       2

                              PERFORMANCE SUMMARY
                                RETURN HIGHLIGHTS       4

                            PORTFOLIO AT A GLANCE
                                 TOP TEN HOLDINGS       6
                               TOP FIVE COUNTRIES       6
                 Q&A WITH YOUR PORTFOLIO MANAGERS       7
                                GLOSSARY OF TERMS      11

                                   BY THE NUMBERS
                          YOUR FUND'S INVESTMENTS      12
                             FINANCIAL STATEMENTS      23
                    NOTES TO FINANCIAL STATEMENTS      29

                           VAN KAMPEN INVESTMENTS
                   THE VAN KAMPEN FAMILY OF FUNDS      38
       BOARD OF DIRECTORS AND IMPORTANT ADDRESSES      39



THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED.

[SIDENOTE]

VAN KAMPEN
WISHES PEACE
AND PROSPERITY
TO ALL.


NOT FDIC INSURED.                 MAY LOSE VALUE.            NO BANK GUARANTEE.

OVERVIEW

LETTER TO SHAREHOLDERS
JANUARY 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY

DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT
SEASONALLY ADJUSTED ANNUALIZED RATES
(DECEMBER 31, 1999--DECEMBER 31, 2001)

[CHART]

Dec 99                                8.3%
Mar 00                                4.8%
Jun 00                                5.7%
Sep 00                                1.3%
Dec 00                                1.9%
Mar 01                                1.3%
Jun 01                                0.3%
Sep 01                               -1.3%
Dec 01                                0.2%

SOURCE: BUREAU OF ECONOMIC ANALYSIS

[CHART]

INTEREST RATES AND INFLATION
(DECEMBER 31, 1999--DECEMBER 31, 2001)

                   INTEREST RATES      INFLATION
Dec 99                   5.5%            2.7%
                         5.5%            2.7%
                        5.75%            3.2%
Mar 00                   6.0%            3.8%
                         6.0%            3.1%
                         6.5%            3.2%
Jun 00                   6.5%            3.7%
                         6.5%            3.7%
                         6.5%            3.4%
Sep 00                   6.5%            3.5%
                         6.5%            3.4%
                         6.5%            3.4%
Dec 00                   6.5%            3.4%
                         5.5%            3.7%
                         5.5%            3.5%
Mar 01                   5.0%            2.9%
                         4.5%            3.3%
                         4.0%            3.6%
Jun 01                  3.75%            3.2%
                        3.75%            2.7%
                         3.5%            2.7%
Sep 01                   3.0%            2.6%
                         2.5%            2.1%
                         2.0%            1.9%
Dec 01                  1.75%            1.6%


INTEREST RATES ARE REPRESENTED BY THE CLOSING MIDLINE FEDERAL FUNDS TARGET RATE ON THE LAST DAY OF EACH MONTH. INFLATION IS INDICATED BY THE ANNUAL PERCENTAGE CHANGE OF THE CONSUMER PRICE INDEX FOR ALL URBAN CONSUMERS AT THE END OF EACH MONTH.

SOURCE: BLOOMBERG

                              PERFORMANCE SUMMARY

RETURN HIGHLIGHTS
(AS OF DECEMBER 31, 2001)

                                                        A SHARES          B SHARES          C SHARES
-----------------------------------------------------------------------------------------------------
Six-month total return based on NAV(1)                     -1.68%            -2.00%           -1.99%
-----------------------------------------------------------------------------------------------------
Six-month total return(2)                                  -6.30%            -5.67%           -2.91%
-----------------------------------------------------------------------------------------------------
One-year total return(2)                                   -8.74%            -8.37%           -5.72%
-----------------------------------------------------------------------------------------------------
Five-year average annual total return(2)                   -0.32%            -0.28%           -0.11%
-----------------------------------------------------------------------------------------------------
Life-of-Fund average annual total return(2)                 5.46%             4.78%            5.33%
-----------------------------------------------------------------------------------------------------
Commencement date                                         4/21/94            8/1/95          4/21/94
-----------------------------------------------------------------------------------------------------
Distribution rate(3)                                       13.10%            12.23%           12.21%
-----------------------------------------------------------------------------------------------------
SEC Yield(4)                                                9.41%             9.03%            8.96%
-----------------------------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B AND CLASS C SHARES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITHOUT THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% FOR CLASS A SHARES AND 1% FOR CLASS B AND CLASS C SHARES AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(2) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND INCLUDES PAYMENT OF THE MAXIMUM SALES CHARGE (4.75% FOR CLASS A SHARES) OR CDSC FOR CLASS B AND CLASS C SHARES AND COMBINED RULE 12b-1 FEES AND SERVICE FEES. ON PURCHASES OF CLASS A SHARES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. RETURNS FOR CLASS B SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 4% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. RETURNS FOR CLASS C SHARES ARE CALCULATED WITH THE EFFECT OF THE MAXIMUM 1% CDSC, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. THE COMBINED RULE 12b-1 FEES AND SERVICE FEES FOR CLASS A SHARES IS UP TO 0.25% AND FOR CLASS B AND CLASS C SHARES IS 1%. THE RETURNS ABOVE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(3) DISTRIBUTION RATE REPRESENTS THE MONTHLY ANNUALIZED DISTRIBUTIONS OF THE FUND AT THE END OF THE PERIOD AND NOT THE EARNINGS OF THE FUND.

(4) SEC YIELD IS A STANDARDIZED CALCULATION PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION FOR DETERMINING THE AMOUNT OF NET INCOME A PORTFOLIO SHOULD THEORETICALLY GENERATE FOR THE 30-DAY PERIOD ENDING DECEMBER 31, 2001.

SEE THE COMPARATIVE PERFORMANCE SECTION OF THE CURRENT PROSPECTUS. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, AND YOU COULD LOSE MONEY ON YOUR INVESTMENT IN THE FUND. PLEASE REVIEW THE RISK/RETURN SUMMARY OF THE PROSPECTUS FOR FURTHER DETAILS ON INVESTMENT RISKS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR.

MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS.

                              PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS+
(AS A PERCENTAGE OF NET ASSETS--DECEMBER 31, 2001)

Russian Federation 5.00%, 3/31/30 ......................... 2.7%
-----------------------------------------------------------------
United Mexican States 11.375%, 9/15/16 .................... 2.7%
-----------------------------------------------------------------
Federated Republic of Brazil 8.00%, 4/15/14 ............... 2.6%
-----------------------------------------------------------------
Russian Federation 12.75%, 6/24/28 ........................ 2.6%
-----------------------------------------------------------------
Federated Republic of Brazil 3.25%, 4/15/12 ............... 2.3%
-----------------------------------------------------------------
United Mexican States 9.875%, 2/1/10 ...................... 2.0%
-----------------------------------------------------------------
Nextel Communications, Inc. 0.00%, 9/15/07 ................ 1.7%
-----------------------------------------------------------------
Federated Republic of Brazil 3.1875%, 4/15/24 ............. 1.6%
-----------------------------------------------------------------
Federated Republic of Brazil 11.00%, 8/17/40 .............. 1.5%
-----------------------------------------------------------------
Russian Federation 8.250%, 3/31/10 ........................ 1.3%
-----------------------------------------------------------------


+ SUBJECT TO CHANGE DAILY AND EXCLUDES SHORT-TERM INVESTMENT. ALL INFORMATION IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE DEEMED AS A RECOMMENDATION TO BUY THE SECURITIES MENTIONED. MORGAN STANLEY DEAN WITTER & CO. AND OTHERS AFFILIATED WITH IT MAY HOLD POSITIONS IN OR MAY SEEK TO PERFORM INVESTMENT-BANKING SERVICES FOR THE COMPANIES LISTED.

[CHART]

TOP FIVE COUNTRIES
(AS A PERCENTAGE OF NET ASSETS)

                                                  DECEMBER 31, 2001         JUNE 30, 2001
United States                                          37.3%                   41.7%
Brazil                                                 11.3%                    8.8%
Russia                                                  8.4%                    6.5%
Mexico                                                  8.2%                    8.4%
United Kingdom                                          4.3%                    2.9%

*SUBJECT TO CHANGE DAILY.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAMS OF THE VAN KAMPEN WORLDWIDE HIGH INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001. THE FUND IS MANAGED BY THE ADVISER'S HIGH YIELD TEAM AND EMERGING MARKETS DEBT TEAM. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE GORDON W. LOERY, EXECUTIVE DIRECTOR, STEPHEN F. ESSER, MANAGING DIRECTOR, AND DEANNA L. LOUGHNANE, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE EMERGING MARKETS DEBT TEAM INCLUDE ABIGAIL L. MCKENNA, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q HOW WOULD YOU CHARACTERIZE THE MARKET ENVIRONMENT IN WHICH THE PORTFOLIO OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE PORTFOLIO PERFORM IN THAT ENVIRONMENT?

A    The market environment for emerging markets, which comprise roughly half of the fund's exposure, was extremely volatile over the period. From the middle of the year through November, the declining global economy took its toll on the emerging markets. Most of these countries are dependent on commodity exports to the developed world, and the decline in demand for their products reduced revenues. This was especially true in the case of oil, which fell so low that a recent OPEC meeting focused on the issue of production cutbacks to bolster oil prices. Large oil producers such as Russia, Venezuela and Mexico were major factors in that debate.

     By far the most dramatic story over the period was Argentina. The country's four-year recession led to growing popular unrest and the government declared in November that they were restructuring their debt.
This was widely viewed in the market as a de facto default, though the government insisted on keeping their currency pegged to the U.S. dollar. The unrest ultimately led the finance minister and then head of the government toresign. Not surprisingly, this turmoil caused investors to sell their Argentine holdings and helped push yields for Argentina bonds to high levels.

     Economic uncertainty in the U.S. led its high-yield market to be similarly volatile. This was especially so in the first three months of the reporting period, which included a six percent slide for the high-yield market in the month of September alone. Steadily rising defaults were also a factor in the volatility, as poor economic conditions made it impossible for many lower-rated companies to make their debt payments on time. The environment improved markedly in the fourth quarter of 2001 as investor expectations shifted to a potential economic recovery in 2002. Equities rallied as a result, which proved a boon for high-yield bonds.

     Sector performance was highly varied. On the negative side, one of the poorest performers was the fixed-line segment of the telecommunications sector. Many of these companies were hurt by their ongoing inability to issue new debt to fund infrastructure expansions, which were necessary to generate the revenues to make payments on existing debt. These difficulties led to a string of downgrades and defaults. Other segments of the telecommunications sector also performed poorly. At the other end of the spectrum, several sectors that are traditionally perceived as more defensive plays turned in more positive performances over the period. Energy performed well, and the healthcare sector was particularly strong.

     For the six months ended December 31, 2001, the fund generated a total return of -1.68 percent.

     PERFORMANCE INFORMATION FOR THE FUND REFLECTS CLASS A SHARES AT NET ASSET VALUE INCLUDING COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25 PERCENT AND EXCLUDING A MAXIMUM SALES CHARGE OF 4.75 PERCENT; IF THE MAXIMUM SALES CHARGE WERE INCLUDED, THE RETURN WOULD BE LOWER. THE RETURN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. OF COURSE, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE OF OTHER SHARE CLASSES WILL VARY. AS A RESULT OF RECENT MARKET ACTIVITY, CURRENT PERFORMANCE MAY VARY FROM THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR MORE UP-TO-DATE INFORMATION, PLEASE VISIT vankampen.com OR SPEAK WITH YOUR FINANCIAL ADVISOR.

     BY COMPARISON, THE WORLDWIDE HIGH INCOME BLENDED INDEX II INDEX, THE FUND'S BENCHMARK, PRODUCED A TOTAL RETURN OF -1.38 PERCENT FOR THE SAME PERIOD. THIS INDEX IS AN UNMANAGED INDEX COMPOSED OF 50 PERCENT CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX AND 50 PERCENT J.P. MORGAN EMERGING MARKETS BOND INDEX GLOBAL. INDEX RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES THAT WOULD BE PAID BY AN INVESTOR PURCHASING THE SECURITIES IT REPRESENTS. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. For additional performance results, please refer to the chart and footnotes on page 4.

Q    HOW DID THESE FACTORS AFFECT THE WAY YOU MANAGED THE FUND?

A    Our strategy for the emerging markets component of the portfolio for most of the period was a continuation of the conservative stance that we have maintained for over a year. That strategy led us to underweight those higher-risk countries that we felt were more likely to be stung by the declining global economy as well as by investor perceptions. Our largest underweight was Argentina, which we had long felt could be headed for a crisis. That position helped the fund's performance as Argentina's difficulties worsened over the period. We reduced the underweight toward the end of the year when it became apparent that the worst of the difficulties had been priced into the market, but maintained an overall underweight position.

     Another country we underweighted was Venezuela. The country's heavy reliance on oil exports made it especially sensitive to falling oil prices. As a result, we underweighted the fund's exposure to the country and focused on deploying assets more productively elsewhere.

      In keeping with our conservative stance, we opportunistically overweighted countries that we felt offered better risk profiles based on such factors as historical trading volatility. One of these overweights was Mexico, a country that proved to be somewhat of a safe haven for emerging markets investors during the period. While Mexico is a major exporter of oil, the country has made significant strides toward economic reform, as evidenced by its BBB rating from one of the major rating agencies. We also moved the fund in and out of countries that we believed were offering compelling value at various times in the period.

      The portfolio also had an overweight in Russia. While the Russian market is typically at the higher end of the risk spectrum, and was certainly hurt by falling oil prices, it was one of the best-performing markets of the year. In our opinion this was largely because investors perceived that the country's leadership under Vladimir Putin was credible, and that the country had been through the worst of its crisis and was on the mend.

      Once the environment began to appear more constructive toward the end of the period, we began to reposition the fund through purchases of bonds from lower-rated countries that we felt were undervalued. We expect that these positions should be the most responsive to any rally in the markets. That said, we have been highly selective buyers because we expect that any rally is likely to be slight. As a result, we have built up a small overweight in Brazil and Morocco, in addition to Russia.

      Our process for high yield continued to be driven by our focus on buying companies that our analysis indicated to be undervalued. This analysis led us to companies in the healthcare and gaming sectors earlier in the year, which boosted performance as the market recognized the value of these companies during the period. We also avoided utilities because we felt that most of the companies in the benchmark index were overvalued relative to their business prospects.

      Our search for undervalued companies also led us to invest more heavily in the fixed-line telecom sector in recent years, building up an overweighted position relative to the index. Those positions became even more attractively valued in 2000, but unfortunately were a drag on performance during the period for the reasons mentioned earlier.

Q    WHAT IS YOUR OUTLOOK FOR THE MARKET?

A    In general, we expect a more constructive environment. We agree with the general sentiment that the U.S. economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below two percent, and the dollar to remain stable.

      Argentina's restructuring has led us to be more positive on the emerging markets sector in general. While the country has continued to be unstable, we feel that its effects are unlikely to spread to other emerging markets. We also anticipate that these countries' economies are likely to improve along with those of the developing markets in the coming year. While we don't expect an enormous rally for emerging markets, we do anticipate a potentially more stable and less volatile year than we've had in the recent past.

      We also expect that 2002 should be a better year for high-yield bonds. An improving U.S. economy could help reduce default rates, and while interest rates are likely to continue to rise, we expect that spread contraction should more than offset the effects of rising rates. At current levels, the market does not appear to have priced in a full economic recovery. As a result, it may offer compelling opportunities for investors with a disciplined process.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS


A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFAULT: The failure to make required debt payments on time.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds, and cash equivalents.

EMERGING MARKETS: The financial markets of developing economies. Many Latin American and Asian countries are considered emerging markets.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

SECTOR: A group of securities that are similar with respect to industry, maturity, credit rating, or coupon.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

BY THE NUMBERS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                                 PAR              MARKET
DESCRIPTION                                                                     VALUE              VALUE
CORPORATES BONDS & NOTES 49.4%
ARGENTINA  0.1%
CTI Holdings 0.00%, 4/15/08 (d) ......................................         $  710,000       $   71,000
                                                                                                ----------
AUSTRALIA  0.7%
Glencore Nickel Property Ltd. 9.00%, 12/1/14 .........................            220,000          121,000
Murrin Murrin Holdings 9.375%, 8/31/07 ...............................            745,000          543,850
                                                                                                ----------
                                                                                                   664,850
                                                                                                ----------
BERMUDA  0.1%
Global Crossing Holdings Ltd. 8.70%, 8/1/07 ..........................            900,000           81,000
                                                                                                ----------
CANADA  2.0%
Air Canda 10.25%, 3/15/11 (b) ........................................            635,000          405,606
GT Group Telecom, Inc. 0.00%, 2/1/10 (d) .............................          1,300,000          169,000
Husky Oil Ltd. 8.90%, 8/15/28 (c) ....................................            675,000          704,510
Norske Skog Canada 8.625%, 6/15/11 ...................................            230,000          238,625
Quebecor Media, Inc. 13.75%, 7/15/11 (d) .............................             90,000           54,563
Quebecor Media, Inc. 11.125%, 7/15/11 (b) ............................            455,000          485,712
                                                                                                ----------
                                                                                                 2,058,016
                                                                                                ----------
GERMANY  1.9%
Callahan Nordrhein Corp. 14.00%, 7/15/10 (b) .........................            700,000          462,000
Fresenius Medical Capital Trust II 7.875%, 2/1/08 ....................          1,005,000        1,007,512
Hermes Europe Railtel BV 10.375%, 1/15/09 (f) ........................            500,000           45,000
Hermes Europe Railtel BV 11.50%, 8/15/07, Senior Notes (f) ...........            975,000           87,750
Messer Griesheim Holding AG 10.375%,
     6/1/11 (b) ...................................................... EUR        330,000          310,446
                                                                                                ----------
                                                                                                 1,912,708
                                                                                                ----------
HONG KONG  0.4%
PCCW-HKTC Capital Ltd. 7.75%, 11/15/11 (b) ...........................         $  450,000          444,552
                                                                                                ----------
INDONESIA  0.4%
Pindo Deli Finance Mauritius 10.75%, 10/1/07 (b,f) ...................          1,200,000          180,000
Tjiwi Kimia Finance Mauritius 10.00%, 8/1/04 (f) .....................            360,000           52,200
Tjiwi Kimia International BV 13.25%, 8/1/01 (f) ......................          1,120,000          184,800
                                                                                                ----------
                                                                                                   417,000
                                                                                                ----------

KOREA  1.7%
Korea Electric Power 6.375%, 12/1/03 .................................          1,060,000        1,097,376
Korea Electric Power 7.75%, 4/1/13 ...................................            550,000          578,060
                                                                                                ----------
                                                                                                 1,675,436
                                                                                                ----------



                               12              SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE

MEXICO  1.6%
Maxcom Telecomunicaciane, Series B, 13.75%, 4/1/07 (b) ..............          $  575,000             $   115,000
Nueve Grupo Iusacell S.A. de C.V. 14.25%, 12/1/06 (b) ...............             300,000                 322,500
Petro Mexicanos 9.375%, 12/2/08 .....................................             430,000                 465,475
Petro Mexicanos 9.50%, 9/15/27 ......................................             650,000                 687,375
                                                                                                      -----------
                                                                                                        1,590,350
                                                                                                      -----------

NETHERLANDS  0.7%
Tele1 Europe BV 13.00%, 5/15/09 .....................................             750,000                 270,000
Tele1 Europe BV 13.00%, 5/15/09 .....................................  EUR        875,000                 265,281
United Pan-Europe Communications,
     N.V. Series B, 10.875%, 8/1/09 .................................         $ 1,245,000                 161,850
                                                                                                      -----------
                                                                                                          697,131
                                                                                                      -----------
PHILIPPINES  0.3%
Bayan Telecommunications 13.50%, 7/15/06 (b,f) ......................           1,775,000                 310,625
                                                                                                      -----------
POLAND  1.4%
Netia Holdings, Series B, 10.25%, 11/1/07 (f) .......................           1,575,000                 252,000
Netia Holdings, Series B, 13.125%, 6/15/09 (f) ......................             400,000                  64,000
Netia Holdings, Series B, 13.50%, 6/15/09 (f) .......................  EUR        320,000                  48,508
PTC International Finance BV 11.25%, 12/1/09 ........................           1,100,000                 998,036
                                                                                                      -----------
                                                                                                        1,362,544
                                                                                                      -----------
SPAIN  0.3%
ONO Finance plc 14.00%, 2/15/11 (b) .................................         $   440,000                 347,050
                                                                                                      -----------
TUNISIA  0.5%
Banque Centrale de Tunisia 8.25%, 9/19/27 ...........................             550,000                 511,500
                                                                                                      -----------
UNITED KINGDOM  4.3%
British Sky Broadcasting 8.20%, 7/15/09 .............................           1,075,000               1,106,350
Colt Telecom Group plc 7.625%, 7/31/08 ..............................  EUR      1,885,000                 621,463
Dolphin Telecommunications plc 0.00%, 5/15/09 (f) ...................         $ 1,350,000                     135
Dolphin Telecommunications plc 0.00%, 6/1/08 ........................  EUR        940,000                      84
Esprit Telecommunications Group 11.00%, 6/15/08 (f) .................         $   664,679                   5,927
HMV Media Group, Inc., Series B, 10.875%, 5/15/08 ...................  GBP        375,000                 502,320
Huntsman ICI Chemicals 10.125%, 7/1/09 ..............................  EUR      1,150,000                 912,655
NTL, Inc. 0.00%, 4/1/08 (d) .........................................  GBP      1,500,000                 546,000
NTL Communications Corp., Series B,
     9.875%, 11/15/09 ...............................................  EUR        150,000                  40,127
RSL Communications plc 9.125%, 3/1/08 (f) ...........................         $ 1,440,000                  57,600
RSL Communications plc 10.00%, 3/15/08 (f) ..........................  EUR      1,610,569                  32,313
Telewest Communications plc 0.00%, 4/15/09 (d) ......................  GBP        800,000                 500,864
Viatel, Inc., Series A, 0.00%, 4/15/08 (f) ..........................         $ 1,900,000                   2,375
                                                                                                      -----------
                                                                                                        4,328,213
                                                                                                      -----------

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
UNITED STATES  33.0%
Acetex Corp. 10.875%, 8/1/09 ........................................          $  105,000              $  105,000
Adelphia Communications, Series B, 8.375%, 2/1/08 ...................             600,000                 555,750
Adelphia Communications, Series B, 9.875%, 3/1/07 ...................             800,000                 793,000
Allied Waste N.A. 8.875%, 4/1/08 (b) ................................             490,000                 504,700
AmerisourceBergen Corp. 8.125%, 9/1/08 ..............................              90,000                  92,250
AMSC ASQ Co., Inc., Series B, 12.25%, 4/1/08 (f) ....................             860,000                 266,600
Anthem Insurance 9.125%, 4/1/10 (b) .................................             655,000                 703,874
Autonation, Inc. 9.00%, 8/1/08 ......................................             225,000                 228,938
Beazer Homes USA 8.625%, 5/15/11 ....................................             465,000                 480,112
Belo Corp. 8.00%, 11/1/08 ...........................................             135,000                 137,881
CA FM Lease Trust, Senior Notes 8.50%, 7/15/17 (b) ..................             503,361                 511,591
Calpine Corp. 8.50%, 2/15/11 ........................................             510,000                 464,084
Case Corp., Series B, 6.25%, 12/1/03 ................................             140,000                 130,446
Case Credit Corp. 6.125%, 2/15/03 ...................................             140,000                 131,975
CB Richard Ellis Service 11.25%, 6/15/11 ............................             340,000                 290,700
Centennial Cellular Holdings 10.75%, 12/15/08 .......................             600,000                 504,000
Centex Corp. 7.875%, 2/1/11 .........................................             650,000                 662,188
Charter Communications Holdings 10.25%, 1/15/10 .....................             500,000                 512,500
Chesapeake Energy Corp. 8.125%, 4/1/11 (b) ..........................             600,000                 582,000
CMS Energy 7.50%, 1/15/09 ...........................................              70,000                  68,520
Collins & Aikman Products 10.75%, 12/31/11 ..........................             215,000                 216,075
Collins & Aikman Products 11.50%, 4/15/06 ...........................              65,000                  63,375
Corning, Inc. 0.00%, 11/8/15 ........................................             155,000                  80,213
D.R. Horton, Inc. 8.00%, 2/1/09 .....................................             295,000                 292,050
Dana Corp. 9.00%, 8/15/11 (b) .......................................             300,000                 278,934
Dana Corp. 9.00%, 8/15/11 ...........................................             155,000                 126,465
DR Securitized Finance, Series 1993-K1,
     Class A1 6.66%, 8/15/10 ........................................             586,345                 391,972
DR Securitized Finance, Series 1994-K1,
     Class A2 8.375%, 8/15/15 .......................................             250,000                 140,625
Echostar DBS Corp. 9.125%, 1/15/09 ..................................             215,000                 215,538
Echostar DBS Corp. 9.375%, 2/1/09 ...................................             210,000                 216,300
Encompass Services Corp. 10.50%, 5/1/09 (b) .........................             325,000                 211,250
Equistar Chemicals LP 10.125%, 9/1/08 (b) ...........................             130,000                 132,600
Equistar Chemicals LP 10.125%, 9/1/08 ...............................              45,000                  45,225
Exodus Communications, Inc. 11.625%, 7/15/10 ........................             775,000                 139,500
Focal Communications Corp. 0.00%, 2/15/08 (d) .......................             650,000                 182,000
Focal Communications Corp. 11.875%, 1/15/10 .........................             572,000                 234,520
Ford Motor Co. 7.45%, 7/16/31 .......................................             275,000                 251,952
Ford Motor Credit Co. 7.25%, 10/25/11 ...............................             115,000                 111,909
General Motors Acceptance Corp. 8.00%, 11/1/31 ......................             265,000                 269,713
Global Crossing Holdings Ltd. 9.625%, 5/15/08 .......................           1,500,000                 172,500
Globalstar LP/Capital 11.375%, 2/15/04 (f) ..........................             770,000                  53,900
Globalstar LP/Capital 11.50%, 6/1/05 (f) ............................             125,000                   8,750


                                       14      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
UNITED STATES (CONTINUED)
Globix Corp. 12.50%, 2/1/10 .........................................          $  825,000              $  165,000
Hanover Equipment Trust, Series 2001A, 8.50%, 9/1/08 ................              85,000                  88,400
Hanover Equipment Trust, Series 2001B, 8.75%, 9/1/11 ................              85,000                  87,975
Hayes Lemmerz International, Inc.,
     Series B, 8.25%, 12/15/08 ......................................           1,915,000                  86,175
HCA-The Healthcare Corp. 7.69%, 6/15/25 .............................           1,000,000                 974,137
HCA-The Healthcare Corp. 8.13%, 8/4/03 ..............................              85,000                  89,908
HealthNet, Inc. 8.375%, 4/15/11 (b) .................................             570,000                 587,667
Hilton Hotels 7.95%, 4/15/07 ........................................             280,000                 278,173
HMH Properties, Inc., Series A, 7.875%, 8/1/05 ......................             455,000                 432,250
HMH Properties, Inc., Series B, 7.875%, 8/1/08 ......................              75,000                  69,188
Hollinger Participation Trust 12.125%, 11/15/10 .....................             270,000                 224,438
Horseshoe Gaming Holdings 8.625%, 5/15/09 ...........................             695,000                 717,587
Intermedia Communications, Series B, 0.00%, 7/15/07 (d) .............             845,000                 854,506
ISP Holdings, Inc. 10.625%, 12/15/09 ................................             420,000                 420,000
ISTAR Financial, Inc. 8.75%, 8/15/08 ................................             255,000                 255,177
Jet Equipment Trust, Series 1994-A, 11.79%, 6/15/13 (b) .............             300,000                 195,000
Jet Equipment Trust, Series 1995-A, 11.44%, 11/1/14 (b) .............             300,000                 186,000
Louisiana Pacific Corp. 8.875%, 8/15/10 .............................             115,000                 111,481
Louisiana Pacific Corp. 10.875%, 11/15/08 ...........................             340,000                 326,400
Lyondell Chemical Co. 9.625%, 5/1/07 ................................             300,000                 303,000
Manitowoc Co., Inc. (The) 10.375%, 5/15/11(b) .......................  EUR        245,000                 220,651
McLeod USA, Inc. 11.375%, 1/1/09 ....................................          $  960,000                 216,000
Metromedia Fiber Network 10.00%, 12/15/09 ...........................             775,000                 224,750
Michael Foods, Inc. 11.75%, 4/1/11 (b) ..............................             325,000                 351,000
Mirant Americas Generation, Inc. 8.30%, 5/1/11 (b) ..................             290,000                 268,225
Muzak, LLC. 9.875%, 3/15/09 .........................................             170,000                 149,600
National Steel Corp., Series D, 9.875%, 3/1/09 ......................             575,000                 201,250
Nextel Communications, Inc. 9.375%, 11/15/09 ........................             685,000                 541,150
Nextel Communications, Inc. 0.00%, 9/15/07 (d) ......................           2,250,000               1,721,250
Nextlink Communications, Inc. 0.00%, 4/15/08 (d) ....................           3,325,000                 349,125
NEXTMEDIA Operating, Inc. 10.75%, 7/1/11 (b) ........................             300,000                 309,750
Oil Purchase Co. 7.10%, 4/30/02 (b) .................................              34,220                  34,043
Om Group, Inc. 9.25%, 12/15/11 ......................................             110,000                 111,650
OMNICARE, Inc., Series B, 8.125%, 3/15/11 (b) .......................             315,000                 326,025
Owens-Illinois, Inc. 7.50%, 5/15/10 .................................           1,465,000               1,311,175
Owens-Illinois, Inc. 7.80%, 5/15/18 .................................             150,000                 129,750
Park Place Entertainment 8.50%, 11/15/06 ............................             325,000                 337,741
Pegasus Communications, Series B, 9.625%, 10/15/05 ..................              65,000                  58,500
PG&E National Energy Group 10.375%, 5/16/11 .........................             255,000                 268,872
Phelps Dodge 8.75%, 6/1/11 ..........................................             325,000                 318,350
Primedia, Inc. 8.875%, 5/15/11 (b) ..................................             825,000                 742,500
Primus Telecommunications Group 11.25%, 1/15/09 .....................             345,000                  58,650
Primus Telecommunications Group 12.75%, 10/15/09 ....................             315,000                  53,550

SEE NOTES TO FINANCIAL STATEMENTS       15

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
UNITED STATES (CONTINUED)
Primus Telecommunications Group, Series B, 9.875%,
     5/15/08 ........................................................          $  155,000             $    26,350
PSINet, Inc., 10.00%, 2/15/05 (f) ...................................           2,005,000                 150,375
PSINet, Inc., Series B, 11.00%, 8/1/09 ..............................           1,350,000                 101,250
Radio One, Inc., Series B, 8.875%, 7/1/11 (b) .......................             220,000                 227,150
RCN Corp. 0.00%, 10/15/07 (b) .......................................           3,360,000                 991,200
Rhythms Netconnections, Inc., Series B, 0.00%, 5/15/08 (f) ..........           2,365,000                 283,800
Rhythms Netconnections, Inc., Series B, 14.00%, 2/15/10 (f) .........             265,000                  21,200
Riverwood International 10.875%, 4/1/08 .............................             135,000                 137,025
RSL Communications Ltd. 12.25%, 11/15/06 (f) ........................             160,000                   6,400
Salem Communications Holding 9.00%, 7/1/11 (b) ......................             375,000                 387,656
Smithfield Foods, Inc. 7.625%, 2/15/08 ..............................             665,000                 651,700
Station Casinos, Inc. 8.375%, 2/15/08 (b) ...........................             435,000                 441,525
Station Casinos, Inc. 9.75%, 4/15/07 ................................             300,000                 305,250
Stone Energy Corp. 8.25%, 12/15/11 ..................................             175,000                 177,625
Toll Brothers, Inc. 8.25%, 2/1/11 ...................................             775,000                 767,250
TRW, Inc. 7.625%, 3/15/06 ...........................................             135,000                 139,036
USA Waste Services 7.125%, 10/1/07 ..................................             860,000                 878,216
USA Waste Services 7.125%, 12/15/17 .................................             200,000                 189,642
Vintage Petroleum, Inc 7.875%, 5/15/11 (b) ..........................             100,000                  98,000
Vintage Petroleum, Inc. 8.625%, 2/1/09 ..............................             400,000                 406,000
Winstar Communications, Inc. 0.00%, 4/15/10 (f) .....................           9,540,000                  11,925
XM Satellite Radio, Inc. 14.00%, 3/15/10 ............................             185,000                 146,381
Young Broadcasting, Inc. 10.00%, 3/1/11 (b) .........................             300,000                 279,000
                                                                                                       ----------
                                                                                                       33,141,450
                                                                                                       ----------
TOTAL CORPORATES BONDS & NOTES  49.4%
     (Cost $88,626,718) ..................................................................             49,613,425
                                                                                                       ----------
ASSET BACKED SECURITIES  0.4%
UNITED STATES  0.4%
OHA Grantor Trust 11.00%, 1/15/04
     (Cost $867,627) ................................................             864,652                 438,811
                                                                                                       ----------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  41.6%
ARGENTINA  1.5%
Republic of Argentina 6.00%, 3/31/23 (f) ............................           1,450,000                 623,500
Republic of Argentina 11.375%, 3/15/10 (f) ..........................           2,120,000                 535,300
Republic of Argentina 11.75%, 4/7/09 (f) ............................             940,000                 244,400
Republic of Argentina 11.75%, 6/15/15 (f) ...........................             540,000                 143,100
                                                                                                       ----------
                                                                                                        1,546,300
                                                                                                       ----------
BRAZIL  11.3%
Brazil Debt Conversion Bond, Euro, 8.00% 4/15/14 ....................           2,406,175               1,852,755
Brazil Debt Conversion Bond, Series L Euro, 8.00%, 4/15/14 ..........             985,128                 758,548
Brazil New Money Bond, Series L Euro, 3.25%, 4/15/09 (c) ............             941,176                 750,588


                                       16      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
BRAZIL (CONTINUED)
Federated Republic of Brazil 9.625%, 7/15/05 ...........................      $ 1,050,000             $   992,250
Federated Republic of Brazil 8.875%, 4/15/24 ...........................        1,660,000               1,103,900
Federated Republic of Brazil 12.25%, 3/6/30 ............................          630,000                 541,800
Federated Republic of Brazil 11.00%, 8/17/40 ...........................        1,900,000               1,463,000
Federated Republic of Brazil, Debt Conversion Bond,
     Series L, 3.25%, 4/15/12 (c) ......................................        3,200,000               2,256,000
Federated Republic of Brazil, Par Bond,
     Series Z-L, 3.1875%, 4/15/24 (c) ..................................        2,250,000               1,631,250
                                                                                                       ----------
                                                                                                       11,350,091
                                                                                                       ----------
BULGARIA  1.0%
Republic of Bulgaria Discount Bond, Series A,
     4.5625%, 7/28/24 (c) ..............................................          650,000                 577,688
Republic of Bulgaria Front Loaded Interest
     Reduction Bond 4.5625%, 7/28/12 (c) ...............................          500,000                 450,625
                                                                                                       ----------
                                                                                                        1,028,313
                                                                                                       ----------
COLOMBIA  1.1%
Republic of Colombia 10.00%, 1/23/12 ...................................        1,120,000               1,106,000
                                                                                                       ----------
CROATIA  0.4%
Republic of Croatia, Series A, 4.563%, 7/31/10 (c) .....................          388,636                 381,835
                                                                                                       ----------
DOMINICAN REPUBLIC  0.5%
Dominican Republic 9.50%, 9/27/06 ......................................          485,000                 494,700
                                                                                                       ----------
ECUADOR  2.1%
Republic of Ecuador 5.00%, 8/15/30 (d) .................................        2,720,000               1,301,520
Republic of Ecuador 12.00%, 11/15/12 ...................................        1,100,000                 814,000
                                                                                                       ----------
                                                                                                        2,115,520
                                                                                                       ----------
EGYPT  1.2%
Arab Republic of Egypt 8.75%, 7/11/11 (b) ..............................        1,200,000               1,170,000
                                                                                                       ----------
IVORY COAST  0.4%
Ivory Coast Front Load Interest Reduction Bond,
     Series US1 2.00%, 3/29/18 (b,f) ...................................        1,850,000                 268,250
Ivory Coast Past Due Interest 2.00%, 3/29/18 (b,f) .....................          570,000                  85,500
                                                                                                       ----------
                                                                                                          353,750
                                                                                                       ----------
KOREA  0.3%
Republic of Korea 8.875%, 4/15/08 ......................................          250,000                 288,850
                                                                                                       ----------

MALAYSIA  0.8%
Federation of Malaysia 7.50%, 7/15/11 ..................................          820,000                 856,830
                                                                                                       ----------
MEXICO  6.6%
United Mexican States 8.30%, 8/15/31 ...................................        1,050,000               1,028,107
United Mexican States 11.375%, 9/15/16 .................................        2,180,000               2,687,940
United Mexican States Global Notes, 9.875%, 2/1/10 .....................        1,750,000               1,955,625


SEE NOTES TO FINANCIAL STATEMENTS      17

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
MEXICO (CONTINUED)
United Mexican States Value, Rights Due 0.00%, 6/30/03 (c) .............      $12,571,000              $   12,571
United Mexican States Par Bond, Series B, 11.50%, 5/15/26 ..............          760,000                 968,240
                                                                                                       ----------
                                                                                                        6,652,483
                                                                                                       ----------
NIGERIA  0.5%
Central Bank of Nigeria 6.25%, 11/15/20 (d) ............................          500,000                 338,098
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/10 ....................          540,000                 199,800
                                                                                                       ----------
                                                                                                          537,898
                                                                                                       ----------
PANAMA  0.8%
Republic of Panama 9.375%, 4/1/29 ......................................          300,000                 314,250
Republic of Panama 9.625%, 2/8/11 ......................................          490,000                 499,800
                                                                                                       ----------
                                                                                                          814,050
                                                                                                       ----------
PERU  1.4%
Republic of Peru Front Loaded Interest Reduction
     Bond 4.00%, 3/7/17 (c) ............................................          810,000                 567,000
Republic of Peru, Past Due Interest 4.50%, 3/7/17 (a,c) ................        1,160,000                 890,300
                                                                                                       ----------
                                                                                                        1,457,300
                                                                                                       ----------
PHILIPPINES  1.3%
Republic of Philippines 9.875%, 3/16/10 ................................          680,000                 703,800
Republic of Phillippines 9.875%, 1/15/19 ...............................          650,000                 618,313
                                                                                                        ---------
                                                                                                        1,322,113
                                                                                                       ----------
RUSSIA  8.4%
Russian Federation 5.00%, 3/31/30 (d) ..................................        2,170,000               1,258,600
Russian Federation 5.00%, 3/31/30 (b,d) ................................        2,580,000               1,496,400
Russian Federation 8.25%, 3/31/10 (b) ..................................          950,000                 826,500
Russian Federation 8.25%, 3/31/10 ......................................          600,000                 522,000
Russian Federation 12.75%, 6/24/28 .....................................        2,400,000               2,610,000
Russian FTO Tekser 0.00%, 3/10/20 ......................................          609,808                 374,270
Russian Souzzdravexport 0.00%, 12/31/01 ................................          319,300                 207,967
Russian Souzzdravexport 0.00%, 12/31/01 ................................          900,000                 569,520
Russian Souzzdravexport 0.00%, 12/31/01 ................................          681,600                 439,071
Russian UNEX 0.00%, 3/3/91 .............................................          149,157                  96,084
                                                                                                       ----------
                                                                                                        8,400,412
                                                                                                       ----------
QATAR  0.5%
State of Qatar 9.75%, 6/15/30 ..........................................          420,000                 479,850
                                                                                                       ----------
VENEZUELA  0.9%
Republic of Venezuela Discount Bond,
     Series L, 2.875%, 12/18/07 (c) ....................................          571,421                 414,280
Republic of Venezuela Par Bonds,
     Series W-A, 6.75%, 3/31/20 ........................................          640,000                 467,200
                                                                                                       ----------
                                                                                                          881,480
                                                                                                       ----------

                                       18      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
UKRAINE  0.6%
Government of Ukraine 11.00%, 3/15/07 ..................................       $  596,550             $   568,868
                                                                                                       ----------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS  41.6%
     (Cost $39,917,478) .................................................................              41,806,643
                                                                                                       ----------
LOAN AGREEMENTS  1.7%
ALGERIA  0.5%
Algerian Loan Agreement Tanche 7.1875%, 4/31/06 ........................          541,346                 492,625
                                                                                                       ----------
MOROCCO  1.2%
Kingdom of Morocco, Series A, 2.78125%, 1/5/09 (c) .....................        1,376,938               1,222,033
                                                                                                       ----------
TOTAL LOAN AGREEMENTS
     (Cost $1,646,668) ..................................................................               1,714,658
                                                                                                       ----------
                                                                                   SHARES
COMMON STOCKS  0.2%
SWEDEN  0.0%
Song Networks Holding AB ADR (a) .......................................           16,443                  13,483
                                                                                                       ----------
UNITED STATES  0.2%
Focal Communications Corp. .............................................          260,578                 158,953
                                                                                                       ----------
TOTAL COMMON STOCKS
     (Cost $513,962) ....................................................................                 172,436
                                                                                                       ----------
PREFERRED STOCKS  3.7%
UNITED STATES  3.7%
Broadwing Communications, Inc., Series B, 12.50% .......................            1,286                 816,610
Dobson Communications Corp., PIK, 13.50% (a) ...........................            1,144               1,115,254
Intermedia Communications, PIK Series B, 13.50% ........................              254                 269,875
Nextlink Communications, Inc., PIK Class D, 13.00% (a) .................              465                 262,900
Paxson Communications, Inc., PIK, 13.25% (a) ...........................               49                 419,815
Primedia, Inc., Class D, 10.00% (a) ....................................              620                  30,070
Primedia, Inc., Class F, 9.20% (a) .....................................              890                  43,165
TNP Entreprises, Inc., PIK Class D, 14.50% (a) .........................              651                 712,845
XO Communications, Inc. PIK, 13.50% (a) ................................              870                     870
XO Communications, Inc. PIK, 14.00% (a,b) ..............................            3,097                     310
                                                                                                       ----------
TOTAL PREFERRED STOCKS
     (Cost $4,279,515) ..................................................................               3,671,714
                                                                                                       ----------


SEE NOTES TO FINANCIAL STATEMENTS     19

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                PAR            MARKET
DESCRIPTION                                                                    VALUE            VALUE
WARRANTS  0.1%
CANADA  0.0%
GT Group Telecom, Inc., expiring 2/1/10 (a,b) ..........................        13,000      $     6,500
                                                                                             ----------
COLOMBIA  0.1%
Occidente Y Caribe, expiring 3/15/04 (a,b) .............................        70,000           70,000
                                                                                             ----------
MEXICO  0.0%
Maxcom Telecom, expiring 4/1/07 (a) ....................................           575                6
                                                                                             ----------
NIGERIA  0.0%
Central Bank of Nigeria, expiring 11/15/20 (a) .........................           500              -0-
                                                                                             ----------
SPAIN  0.0%
ONO Finance plc, expiring 2/15/11 (a) ..................................           440            2,200
                                                                                             ----------
UNITED STATES  0.0%
Motient Corp., expiring 4/1/08 (a) .....................................         8,850              177
TNP Enterprises, expiring 4/1/11 (a,b) .................................           800           24,000
XM Satellite Radio, Inc., expiring 3/15/10 (a) .........................         3,700           11,100
                                                                                             ----------
                                                                                                 35,277
                                                                                             ----------

TOTAL WARRANTS
     (Cost $82,104) ..................................................................          113,983
                                                                                             ----------
TOTAL LONG-TERM INVESTMENTS  97.1%
     (Cost $135,934,072) .............................................................       97,531,670
                                                                                             ----------


                                       20      SEE NOTES TO FINANCIAL STATEMENTS

YOUR FUND'S INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)

                                                                                   PAR                   MARKET
DESCRIPTION                                                                       VALUE                   VALUE
SHORT-TERM INVESTMENTS  1.4%
REPURCHASE AGREEMENT  1.3%
J.P Morgan Securities Inc. ($1,255,000 par collateralized
     by U.S. Government obligations in a pooled cash account,
     dated 12/31/01, to be sold on 01/02/02 at $1,255,114) .............                             $  1,255,000
                                                                                                     ------------
TREASURY BILL  0.1%
United States Treasury Bill, 01/17/02 (e) ..............................         $100,000                  99,903
                                                                                                     ------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost $1,354,903) ..................................................................               1,354,903
                                                                                                     ------------
TOTAL INVESTMENTS IN SECURITIES  98.5%
     (Cost $137,288,975) ................................................................              98,886,573
                                                                                                     ------------
FOREIGN CURRENCY  0.4%
     (Cost $440,456) ....................................................................                 442,174
                                                                                                     ------------
TOTAL INVESTMENTS  98.9%
     (Cost $137,729,431) ................................................................              99,328,747

OTHER ASSETS IN EXCESS OF LIABILITIES  1.1% .............................................               1,074,531
                                                                                                     ------------
NET ASSETS  100.0% ......................................................................            $100,403,278
                                                                                                     ============


(a) NON-INCOME PRODUCING SECURITY AS THIS STOCK CURRENTLY DOES NOT DECLARE DIVIDENDS.

(b)  144A SECURITY-CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(c)  VARIABLE/FLOATING RATE SECURITY-RATE DISCLOSED DECEMBER 31, 2001.

(d) STEP BOND-COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF DECEMBER 31, 2001. MATURITY DATE DISCLOSED IS THE ULTIMATE MATURITY DATE.

(e)  SECURITY SEGREGATED AS A COLLATERAL FOR OUTSTANDING FUTURES CONTRACTS.

(f)  BOND IS IN DEFAULT.

ADR - AMERICAN DEPOSITARY RECEIPT

EUR - EURO

GBP - BRITISH POUND

PIK - PAYMENT-IN-KIND. INCOME MAY BE RECEIVED IN ADDITIONAL SECURITIES OR CASH
      AT THE DIRECTION OF THE ISSUER.

SEE NOTES TO FINANCIAL STATEMENTS    21

YOUR FUND'S INVESTMENTS

DECEMBER 31, 2001 (UNAUDITED)

          SUMMARY OF LONG-TERM INVESTMENTS BY INDUSTRY CLASSIFICATION

                                                                                 MARKET               PERCENT OF
INDUSTRY                                                                          VALUE               NET ASSETS
Foreign Government & Agency Obligations ..................................... $43,521,300                43.3%
Telecommunications ..........................................................   6,240,073                 6.2
Communications ..............................................................   6,096,394                 6.1
Industrial ..................................................................   5,990,428                 6.0
Cable Television ............................................................   4,293,465                 4.3
Media & Entertainment .......................................................   3,592,581                 3.6
General Industrial ..........................................................   3,206,820                 3.2
Health Care .................................................................   3,077,499                 3.1
Energy ......................................................................   3,061,112                 3.0
Chemicals ...................................................................   2,340,576                 2.3
Financial ...................................................................   2,094,484                 2.1
Utilities Electric ..........................................................   1,944,308                 1.9
Gaming ......................................................................   1,802,104                 1.8
Metals ......................................................................   1,184,450                 1.2
Finance .....................................................................   1,087,697                 1.1
Retail ......................................................................   1,034,917                 1.0
Homebuilders/Building Materials .............................................   1,017,763                 1.0
Cable .......................................................................     867,550                 0.9
Real Estate .................................................................     837,927                 0.8
Hotel & Lodging .............................................................     779,610                 0.8
Food & Beverage .............................................................     651,700                 0.6
Supermarkets ................................................................     511,591                 0.5
Banks .......................................................................     511,500                 0.5
Transportation ..............................................................     405,606                 0.4
Materials ...................................................................     405,400                 0.4
Packaging ...................................................................     375,650                 0.4
Utilities ...................................................................     336,745                 0.3
Capital Equipment ...........................................................     262,420                 0.3
                                                                              -----------               -----
                                                                              $97,531,670                97.1%
                                                                              ===========               =====


                                       22     SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001 (UNAUDITED)

ASSETS:
Total Investments (Cost $137,288,975) ...........................................................    $ 98,886,573
Foreign Currency (Cost $440,456) ................................................................         442,174
Receivables:
   Interest .....................................................................................       2,258,094
   Fund Shares Sold .............................................................................          41,248
   Dividends ....................................................................................          30,023
   Foreign Withholding Tax Reclaim ..............................................................           3,225
Other ...........................................................................................          33,452
Net Unrealized Gain on Foreign Currency Exchange Contracts ......................................          27,950
                                                                                                     ------------
      Total Assets ..............................................................................     101,722,739
                                                                                                     ------------
LIABILITIES:
Payables:
   Custodian Bank ...............................................................................         458,598
   Fund Shares Repurchased ......................................................................         354,878
   Distributor and Affiliates ...................................................................         110,422
   Distributions to Shareholders ................................................................          78,918
   Investment Advisory Fee ......................................................................          64,736
   Administrative Fee ...........................................................................          22,721
   Variation Margin on Futures Contracts ........................................................           5,344
   Directors' Fee ...............................................................................             275
Accrued Expenses ................................................................................         179,693
Directors' Deferred Compensation and Retirement Plans ...........................................          43,876
                                                                                                     ------------
      Total Liabilities .........................................................................       1,319,461
                                                                                                     ------------
NET ASSETS ......................................................................................    $100,403,278
                                                                                                     ============
NET ASSETS CONSIST OF:
Capital (Par value $.001 per share with 2,625,000,000 shares authorized) ........................    $215,478,314
Net Unrealized Depreciation on Investments, Foreign
   Currency Translations and Futures ............................................................     (38,275,288)
Accumulated Net Investment Loss .................................................................      (1,853,064)
Accumulated Net Realized Loss ...................................................................     (74,946,684)
                                                                                                     ------------
NET ASSETS ......................................................................................    $100,403,278
                                                                                                     ============
   Class A Shares:
      Net asset value and redemption price per share (Based on net assets of
      $26,511,272 and 3,577,852 shares of beneficial interest issued and
      outstanding) ..............................................................................    $       7.41
      Maximum sales charge (4.75%* of offering price) ...........................................            0.37
                                                                                                     ------------
      Maximum offering price to public ..........................................................    $       7.78
                                                                                                     ============
   Class B Shares:
      Net asset value and offering price per share (Based on net assets of
      $53,143,821 and 7,195,841 shares of beneficial interest issued and
      outstanding) ..............................................................................    $       7.39
                                                                                                     ============
   Class C Shares:
      Net asset value and offering price per share (Based on net assets of
      $20,748,185 and 2,806,795 shares of beneficial interest issued and
      outstanding) ..............................................................................    $       7.39
                                                                                                     ============

* ON SALES OF $50,000 OR MORE, SALES CHARGE WILL BE REDUCED.

SEE NOTES TO FINANCIAL STATEMENTS    23

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends .......................................................................................    $     95,351
Interest (Net of foreign withholding taxes of $28,214) ..........................................       5,996,744
                                                                                                     ------------
      Total Income ..............................................................................       6,092,095
                                                                                                     ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C
   of $38,250, $288,949 and $110,364, respectively) .............................................         437,563
Investment Advisory Fee .........................................................................         405,553
Administrative Fee ..............................................................................         137,804
Custody .........................................................................................          25,290
Legal ...........................................................................................          15,674
Directors' Fees and Related Expenses ............................................................           7,397
Other ...........................................................................................         122,298
                                                                                                     ------------
      Total Expenses ............................................................................       1,151,579
                                                                                                     ------------
NET INVESTMENT INCOME ...........................................................................    $  4,940,516
                                                                                                     ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments ..................................................................................    $ (4,317,467)
   Foreign Currency Transactions ................................................................         (96,025)
   Futures ......................................................................................          87,337
                                                                                                     ------------
Net Realized Loss ...............................................................................      (4,326,155)
                                                                                                     ------------
Unrealized Appreciation/Depreciation:
   Beginning of the Period ......................................................................     (35,045,519)
   End of the Period:
      Investments ...............................................................................     (38,402,402)
      Foreign Currency Translations .............................................................          28,249
      Futures ...................................................................................          98,865
                                                                                                     ------------
                                                                                                      (38,275,288)
                                                                                                     ------------
Net Unrealized Depreciation During the Period ...................................................      (3,229,769)
                                                                                                     ------------
NET REALIZED AND UNREALIZED LOSS ................................................................    $ (7,555,924)
                                                                                                     ============
NET DECREASE IN NET ASSETS FROM OPERATIONS ......................................................    $ (2,615,408)
                                                                                                     ============


                                     24        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2001 AND YEAR ENDED JUNE 30, 2001 (UNAUDITED)

                                                                             SIX MONTHS ENDED         YEAR ENDED
                                                                             DECEMBER 31, 2001       JUNE 30, 2001
                                                                             -----------------       -------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income .....................................................     $  4,940,516         $ 15,010,321
Net Realized Loss .........................................................       (4,326,155)          (4,668,647)
Net Unrealized Depreciation During the Period .............................       (3,229,769)         (23,105,374)
                                                                                ------------         ------------
Change in Net Assets from Operations ......................................       (2,615,408)         (12,763,700)
                                                                                ------------         ------------
Distributions from and in Excess of
    Net Investment Income:
Class A Shares ............................................................       (2,024,674)          (4,396,455)
Class B Shares ............................................................       (3,861,139)          (8,267,511)
Class C Shares ............................................................       (1,457,577)          (3,047,794)
                                                                                ------------         ------------
Total Distributions .......................................................       (7,343,390)         (15,711,760)
                                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES .......................       (9,958,798)         (28,475,460)
                                                                                ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold .................................................       11,516,810           27,845,364
Net Asset Value of Shares Issued Through
    Dividend Reinvestment .................................................        5,427,365            9,826,161
Cost of Shares Repurchased ................................................      (25,092,548)         (59,964,109)
                                                                                ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS ........................       (8,148,373)         (22,292,584)
                                                                                ------------         ------------
TOTAL DECREASE IN NET ASSETS ..............................................      (18,107,171)         (50,768,044)
NET ASSETS:
Beginning of the Period ...................................................      118,510,449          169,278,493
                                                                                ------------         ------------
End of the Period (Including accumulated net investment
    income of $(1,853,064) and $549,810, respectively) ....................     $100,403,278         $118,510,449
                                                                                ============         ============


SEE NOTES TO FINANCIAL STATEMENTS   25

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                   ENDED                       YEAR ENDED JUNE 30,
CLASS A SHARES                                   DECEMBER 31,  ----------------------------------------------------
                                                   2001(a)      2001(a)    2000(a)     1999(a)    1998(a)     1997
                                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD ...............................   $8.11          $9.93      $9.90      $12.46     $14.26     $12.47
                                                -------          -----      -----      ------     ------     ------
  Net Investment Income .......................    0.37           1.00       1.14        1.06       1.15       1.25
  Net Realized and
     Unrealized Gain/Loss .....................   (0.52)         (1.77)     (0.06)      (2.51)     (0.67)      2.30
                                                -------          -----      -----      ------     ------     ------
Total from Investment
  Operations ..................................   (0.15)         (0.77)      1.08       (1.45)      0.48       3.55
                                                -------          -----      -----      ------     ------     ------
Less:
  Distributions from and
     in Excess of Net
     Investment Income ........................   (0.55)         (1.05)     (1.05)      (1.10)     (1.09)     (1.25)
  Distributions from and
     in Excess of Net
     Realized Gain ............................     -0-            -0-        -0-       (0.01)     (1.19)     (0.51)
                                                -------          -----      -----      ------     ------     ------
Total Distributions ...........................   (0.55)         (1.05)     (1.05)      (1.11)     (2.28)     (1.76)
                                                -------          -----      -----      ------     ------     ------
NET ASSET VALUE, END OF
  THE PERIOD ..................................   $7.41          $8.11      $9.93       $9.90     $12.46     $14.26
                                                =======          =====      =====      ======     ======     ======
Total Return (b) ..............................   -1.68%*        -8.23%     11.39%     -11.14%      3.40%     30.29%
Net Assets at End of the
  Period (In millions) ........................   $26.5          $31.1      $44.9       $58.5     $ 91.6     $ 76.4
Ratio of Expenses to Average
  Net Assets ..................................    1.28%          1.55%      1.60%       1.45%      1.45%      1.52%
Ratio of Net Investment
  Income to Average
  Net Assets ..................................    9.33%         10.96%     11.41%      10.55%      8.36%      9.73%
Portfolio Turnover ............................      37%*          141%       119%        121%       156%       157%
Ratio of Net Expenses to
  Average Net Assets
  excluding country
  tax expense .................................     N/A           1.45%      1.46%        N/A        N/A       N/A

*    NON-ANNUALIZED
(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM SALES CHARGE OF 4.75% OR A CONTINGENT DEFERRED SALES CHARGE (CDSC). ON PURCHASES OF $1 MILLION OR MORE, A CDSC OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGES WERE INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF UP TO 0.25% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE


SEE NOTES TO FINANCIAL STATEMENTS    26

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                   ENDED                       YEAR ENDED JUNE 30,
CLASS B SHARES                                   DECEMBER 31,  ----------------------------------------------------
                                                   2001(a)      2001(a)    2000(a)     1999(a)    1998(a)     1997
                                                -------------------------------------------------------------------
NET VALUE, BEGINNING
OF THE PERIOD ...............................     $8.08          $9.89      $9.86      $12.40     $14.20     $12.44
                                                -------          -----      -----      ------     ------     ------
  Net Investment Income .....................      0.34           0.93       1.06        0.98       1.04       1.07
  Net Realized and
     Unrealized Gain/Loss ...................     (0.52)         (1.76)     (0.06)      (2.50)     (0.65)      2.35
                                                -------          -----      -----      ------     ------     ------
Total from Investment
  Operations ................................     (0.18)         (0.83)      1.00       (1.52)      0.39       3.42
                                                -------          -----      -----      ------     ------     ------
Less:
  Distribution from and in Excess
     of Net Investment Income ...............     (0.51)         (0.98)     (0.97)      (1.01)     (1.00)     (1.15)
  Distribution from and
     in Excess of Net
     Realized Gain ..........................       -0-            -0-        -0-       (0.01)     (1.19)     (0.51)
                                                -------          -----      -----      ------     ------     ------
Total Distributions .........................     (0.51)         (0.98)     (0.97)      (1.02)     (2.19)     (1.66)
                                                -------          -----      -----      ------     ------     ------
NET ASSET VALUE, END OF
  THE PERIOD ................................     $7.39          $8.08      $9.89       $9.86     $12.40     $14.20
                                                =======          =====      =====      ======     ======     ======
Total Return (b) ............................     -2.00%*        -8.99%     10.58%     -11.82%      2.63%     29.14%
Net Assets at End of
  the Period (In millions) ..................     $53.1         $64.1      $90.9      $107.0     $146.4      $78.3
Ratio of Expenses to Average
  Net Assets ................................      2.03%          2.30%      2.35%       2.20%      2.20%      2.27%
Ratio of Net Investment
  Income to Average
  Net Assets ................................      8.58%         10.21%     10.65%       9.81%      7.64%      8.86%
Portfolio Turnover ..........................        37%*          141%       119%        121%       156%       157%
Ratio of Net Expenses to
  Average Net Assets
  excluding country
  tax expense ...............................       N/A           2.20%      2.21%        N/A        N/A        N/A

*   NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS BASED UPON DAILY AVERAGE SHARES OUTSTANDING.
(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 4% CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN THE FIRST AND SECOND YEAR OF PURCHASE AND DECLINING TO 0% AFTER THE FIFTH YEAR. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE

SEE NOTES TO FINANCIAL STATEMENTS    27

FINANCIAL HIGHLIGHTS
(UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                SIX MONTHS
                                                   ENDED                       YEAR ENDED JUNE 30,
CLASS C SHARES                                   DECEMBER 31,  ----------------------------------------------------
                                                   2001(a)      2001(a)    2000(a)     1999(a)    1998(a)     1997
                                                -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD .............................     $8.08          $9.89      $9.87      $12.40     $14.21     $12.45
                                                -------          -----      -----      ------     ------     ------
  Net Investment Income .....................      0.35           0.93       1.06        0.98       1.04       1.16
  Net Realized and
     Unrealized Gain/Loss ...................     (0.53)         (1.76)     (0.07)      (2.49)     (0.66)      2.26
                                                -------          -----      -----      ------     ------     ------
Total from Investments
  Operations ................................     (0.18)         (0.83)      0.99       (1.51)      0.38       3.42
                                                -------          -----      -----      ------     ------     ------
Less:
  Distributions from and in Excess of
     Net Investment Income ..................     (0.51)         (0.98)     (0.97)      (1.01)     (1.00)     (1.15)
  Distributions from and
     in Excess of Net
     Realized Gain ..........................       -0-            -0-        -0-       (0.01)     (1.19)     (0.51)
                                                -------          -----      -----      ------     ------     ------
Total Distributions .........................     (0.51)         (0.98)     (0.97)      (1.02)     (2.19)     (1.66)
                                                -------          -----      -----      ------     ------     ------
NET ASSET VALUE, END OF
  THE PERIOD ................................     $7.39          $8.08      $9.89       $9.87     $12.40     $14.21
                                                =======          =====      =====      ======     ======     ======
Total Return (b) ............................     -1.99%*        -8.88%     10.57%     -11.83%      2.55%     29.12%
Net Assets at End of
  the Period (In millions) ..................     $20.7          $23.3      $33.5       $40.6      $60.2      $41.7
Ratio of Expenses to Average
  Net Assets ................................      2.03%          2.30%      2.35%       2.20%      2.20%      2.27%
Ratio of Net Investment
  Income to Average
  Net Assets ................................      8.58%         10.21%     10.65%       9.81%      7.62%      9.04%
Portfolio Turnover ..........................        37%*          141%       119%        121%       156%       157%
Ratio of Net Expenses to
  Average Net Assets
  excluding country
  tax expense ...............................       N/A           2.20%      2.21%        N/A        N/A        N/A

*    NON-ANNUALIZED

(a) NET INVESTMENT INCOME PER SHARE IS THE BASED UPON DAILY AVERAGE SHARES OUTSTANDING.

(b) ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE PERIOD AND DOES NOT INCLUDE PAYMENT OF THE MAXIMUM CDSC OF 1%, CHARGED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE. IF THE SALES CHARGE WAS INCLUDED, TOTAL RETURNS WOULD BE LOWER. THESE RETURNS INCLUDE COMBINED RULE 12b-1 FEES AND SERVICE FEES OF 1% AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
N/A NOT APPLICABLE


                                      28       SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

     The Van Kampen Worldwide High Income Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek high current income consistent with relative stability of principal and, secondarily, capital appreciation, by investing primarily in a portfolio of high yielding, high risk fixed income securities of issuers located throughout the world. The Fund commenced operations on April 21, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares.

1.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A. SECURITY VALUATION Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which takes into account institutional size trading in similar groups of securities. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

     At December 31, 2001, approximately 80% of the net assets of the Fund consisted of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. A bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees which are unique to each class of shares. The Fund currently amortizes premiums and accretes discounts on fixed income securities.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

     The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $67,902,493, which

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

will expire between June 30, 2007 and June 30, 2009. Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and losses relating to wash sale transactions.

     At December 31, 2001, for federal income tax purposes, cost of long-and short-term investments is $137,288,975, the aggregate gross unrealized appreciation is $5,357,922 and the aggregate gross unrealized depreciation is $43,760,324, resulting in net unrealized depreciation on long- and short-term investments of $38,402,402.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net real ized gains, if any are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

F. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions.

     The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

AVERAGE DAILY NET ASSETS                                % PER ANNUM
First $500 million ...................................    0.75%
Next $500 million ....................................    0.70%
Over $1 billion ......................................    0.65%

     The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser", a wholly owned subsidiary of Morgan Stanley Dean Witter & Co.) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

     The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Fund, if necessary, if the annual operating expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                                                           CLASS B
                                 CLASS A                                 AND CLASS C
                            MAXIMUM OPERATING                         MAXIMUM OPERATING
                              EXPENSE RATIO                             EXPENSE RATIO
                                  1.55%                                     2.30%

     For the period ended December 31, 2001, the Fund recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a director of the Fund is an affiliated person.

     Under a separate Legal Services agreement, the Adviser provides legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the period ended December 31, 2001, the Fund recognized expenses of approximately $8,500, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, which are reported as part of "Legal" expense in the Statement of Operations.

     Van Kampen Investment Advisory Corp. (the "Administrator") also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Adviser and JPMorgan Chase Bank (formerly The Chase Manhattan Bank) ("JPMorgan"), through its corporate affiliate J.P. Morgan Investor Services Co., JPMorgan provides certain administrative and accounting services to the Fund. JPMorgan is compensated for such services by the Adviser from the fee it receives from the Fund.

     Van Kampen Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended December 31, 2001, the Fund recognized expenses of $27,879. Transfer agency fees are determined through negotiations with the Fund's Board of Directors and are based on competitive benchmarks.

     Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the directors. Investments in such funds of $33,452 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.   CAPITAL TRANSACTIONS
The Fund currently offers three classes of shares, Class A, Class B, and Class C Shares. All three classes of shares have identical voting, dividend, liquidation and other rights. Class A Shares are sold with a front-end sales charge of up to 4.75%. For certain purchases of Class A Shares, the front-end sales charge may be waived and a contingent deferred sales charge (CDSC) of 1.00% imposed in the event of certain redemptions within one year of the purchase. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the period ended December 31, 2001, no Class B Shares converted to Class A Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

                                                                      CONTINGENT DEFERRED
                                                                          SALES CHARGE
                                                                   AS A PERCENTAGE OF DOLLAR
                                                                        AMOUNT SUBJECT TO
                                                                             CHARGE
                                                                   --------------------------
YEAR OF REDEMPTION                                                   CLASS B           CLASS C
First ..........................................................       4.00%            1.00%
Second .........................................................       4.00%             None
Third ..........................................................       3.00%             None
Fourth .........................................................       2.50%             None
Fifth ..........................................................       1.50%             None
Thereafter .....................................................       None              None

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

For the period ended December 31, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,300 and CDSC on redeemed shares of Classes B and C of approximately $92,000. Sales charges do not represent expenses of the Fund.

                                                       SIX MONTHS ENDED         YEAR ENDED
                                                       DECEMBER 31, 2001       JUNE 30, 2001
                                                       -----------------       --------------
CAPITAL SHARE TRANSACTIONS
CLASS A
  Shares:
    Subscribed .....................................         1,342,330             2,040,945
    Distributions Reinvested .......................           204,711               349,896
    Redeemed .......................................        (1,807,331)           (3,077,283)
                                                          ------------          ------------
  Net Decrease in Class A Shares Outstanding .......          (260,290)             (686,442)
                                                          ============          ============
  Dollars:
    Subscribed .....................................      $  9,973,760          $ 18,119,686
    Distributions Reinvested .......................         1,557,716             3,176,408
    Redeemed .......................................       (13,495,802)          (27,521,860)
                                                          ------------          ------------
  Net Decrease .....................................      $ (1,964,326)         $ (6,225,766)
                                                          ============          ============
  Ending Paid in Capital ...........................      $ 58,532,925          $ 60,499,409+
                                                          ============          ============
CLASS B
  Shares:
    Subscribed .....................................           108,492               662,039
    Distributions Reinvested .......................           386,413               542,639
    Redeemed .......................................        (1,230,916)           (2,461,371)
                                                          ------------          ------------
  Net Decrease in Class B Shares Outstanding .......          (736,011)           (1,256,693)
                                                          ============          ============
  Dollars:
    Subscribed .....................................      $    843,696          $  6,044,319
    Distributions Reinvested .......................         2,929,194             4,869,277
    Redeemed .......................................        (9,365,293)          (22,496,693)
                                                          ------------          ------------
  Net Decrease .....................................      $ (5,592,403)         $(11,583,097)
                                                          ============          ============
  Ending Paid in Capital ...........................      $113,963,714          $119,560,531+
                                                          ============          ============
CLASS C
  Shares:
    Subscribed .....................................            93,540               394,959
    Distributions Reinvested .......................           124,080               197,208
    Redeemed .......................................          (297,885)           (1,089,143)
                                                          ------------          ------------
  Net Decrease in Class C Shares Outstanding .......           (80,265)             (496,976)
                                                          ============          ============
  Dollars:
    Subscribed .....................................      $    699,354          $  3,681,359
    Distributions Reinvested .......................           940,455             1,780,476
    Redeemed .......................................        (2,231,453)           (9,945,556)
                                                          ------------          ------------
  Net Decrease .....................................      $   (591,644)         $ (4,483,721)
                                                          ============          ============
  Ending Paid in Capital ...........................      $ 42,981,675          $ 43,575,005+
                                                          ============          ============

+ Ending Paid in Capital amounts do not reflect permanent book to tax differences.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)


4.INVESTMENT TRANSACTIONS
For the period ended December 31, 2001, the Fund made purchases of $39,521,649 and sales of $51,720,077 of investment securities other than long-term U.S. government securities and short-term investments. There were no purchases or sales of long-term U.S. government securities.

5.   DISTRIBUTION AND SERVICE PLANS
With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

      Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the period ended December 31, 2001, are payments retained by Van Kampen of approximately $231,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $36,900.

6.   DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

      Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

      At December 31, 2001, the Fund had outstanding forward currency contracts as follows:

                                                                    CURRENT             UNREALIZED
FORWARD CURRENCY CONTRACTS                                           VALUE             APPRECIATION
SHORT CONTRACTS:
British Pound, 1,155,000 expiring 2/11/02 ........................  $1,677,724            $ 3,194
Euro, 4,070,000 expiring 1/29/02-2/28/02 .........................   3,624,789             24,756
                                                                    ----------            -------
                                                                    $5,302,513            $27,950
                                                                    ==========            =======

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of foreign government bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

      Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities. The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

      Transactions in futures contracts for the period ended December 31, 2001, were as follows:

                                                                            CONTRACTS
Outstanding at June 30, 2001 .........................................           37
Futures Opened .......................................................          240
Futures Closed .......................................................         (197)
                                                                             ------
Outstanding at December 31, 2001 .....................................           80
                                                                             ======

NOTES TO
FINANCIAL STATEMENTS
DECEMBER 31, 2001 (UNAUDITED)

The futures contracts outstanding as of December 31, 2001, and the descriptions and the unrealized appreciation are as follows:

                                                                           UNREALIZED
                                                             CONTRACTS    APPRECIATION
SHORT CONTRACTS:
U.S. 10 Year Note - March 2002
(Current notional value $105 per contract) .......                44        $49,677
LONG CONTRACTS:
U.S. 5 Year Note - March 2002
(Current notional value $106 per contract) .......                30         39,438
U.S. Bond - March 2002
(Current notional value $102 per contract) .......                 6          9,750
                                                                ----        -------
                                                                  80        $98,865
                                                                ====        =======

VAN KAMPEN INVESTMENTS

THE VAN KAMPEN FAMILY OF FUNDS

GROWTH
    Aggressive Growth
    American Value*
    Emerging Growth
    Enterprise
    Equity Growth
    Focus Equity
    Growth
    Mid Cap Growth
    Pace
    Select Growth
    Small Cap Growth
    Small Cap Value
    Tax Managed Equity Growth
    Technology

GROWTH AND INCOME
    Comstock
    Equity Income
    Growth and Income
    Harbor
    Real Estate Securities
    Utility
    Value
    Value Opportunities

GLOBAL/INTERNATIONAL
    Asian Equity
    Emerging Markets
    European Value Equity
    Global Equity Allocation
    Global Franchise
    Global Value Equity
    International Advantage
    International Magnum
    Latin American
    Worldwide High Income

INCOME
    Corporate Bond
    Government Securities
    High Income Corporate Bond
    High Yield
    Limited Maturity Government
    U.S. Government
    U.S. Government Trust for Income

CAPITAL PRESERVATION
    Reserve
    Tax Free Money

SENIOR LOAN
    Prime Rate Income Trust
    Senior Floating Rate

TAX FREE
    California Insured Tax Free
    Florida Insured Tax Free Income
    High Yield Municipal**
    Insured Tax Free Income
    Intermediate Term Municipal
       Income
    Municipal Income
    New York Tax Free Income
    Pennsylvania Tax Free Income
    Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

-    visit our Web site at
     vankampen.com --
     to view a prospectus, select
     DOWNLOAD PROSPECTUS

[ILLUSTRATION OF COMPUTER]

-    call us at (800) 341-2911
     Telecommunications
     Device for the Deaf (TDD)
     users, call (800)421-2833.

[ILLUSTRATION OF PHONE]

-    e-mail us by visiting
     vankampen.com and
     selecting CONTACT US

[ILLUSTRATION OF ENVELOPES]

*    Closed to new investors
**   Open to new investors for a limited time

BOARD OF DIRECTORS AND IMPORTANT ADDRESSES
VAN KAMPEN WORLDWIDE HIGH INCOME FUND

BOARD OF DIRECTORS

J. MILES BRANAGAN

JERRY D. CHOATE

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

MITCHELL M. MERIN*

JACK E. NELSON

RICHARD F. POWERS, III*

PHILLIP B. ROONEY

WAYNE W. WHALEN*- Chairman

SUZANNE H. WOOLSEY

INVESTMENT ADVISER AND
ADMINISTRATOR
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

INVESTMENT SUBADVISER
MORGAN STANLEY INVESTMENT
MANAGEMENT INC.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN
THE CHASE MANHATTAN BANK
3 MetroTech Center
Brooklyn, New York 11245

DIVIDEND DISBURSING AND
TRANSFER AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
180 N. Stetson Avenue
Chicago, IL 60601

* "INTERESTED PERSONS" OF THE FUND, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

YOUR NOTES:

VAN KAMPEN
PRIVACY NOTICE

THE VAN KAMPEN COMPANIES AND INVESTMENT PRODUCTS* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.


                      Van Kampen Funds Inc.
                      1 Parkview Plaza, P.O. Box 5555
                      Oakbrook Terrace, IL 60181-5555
                      vankampen.com


VAN KAMPEN INVESTMENTS
GENERATIONS OF EXPERIENCE-SM-


                     Copyright(C)2002 Van Kampen Funds Inc. All rights reserved.
                     454, 554, 654                             Member NASD/SIPC.
                     MSWW SAR 2/02                               5306B02-AP-2/02